UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07763

LITMAN GREGORY FUNDS TRUST

(Exact name of registrant as specified in charter)

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Jeremy L. DeGroot

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Registrant’s telephone number, including area code: (925) 254-8999

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Report to Shareholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”):

Annual Report

iMGP Global Select Fund (FKA iMGP Equity Fund)

iMGP International Fund

iMGP Oldfield International Value Fund

iMGP SBH Focused Small Value Fund

iMGP Alternative Strategies Fund

iMGP High Income Alternatives Fund

iMGP Dolan McEniry Corporate Bond Fund

iMGP DBi Managed Futures Strategy ETF

iMGP DBi Hedge Strategy ETF

iMGP RBA Responsible Global Allocation ETF

December 31, 2022

ii	Litman Gregory Funds Trust

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the iMGP Funds. Statements and other information in this report are dated and are subject to change.

iM Global Partner Fund Management, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Table of Contents	1

iM Global Partner Fund Management

Commitment to Shareholders

We are deeply committed to making each iMGP Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the IMGP concept.

•

We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock-picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•

We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their IMGP Funds mandate. Consistent with this mandate, we focus on long-term performance evaluation so that the IMGP managers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•	Investments from new shareholders in each fund are expected to be limited so that each fund’s asset base remains small enough to retain flexibility to add value.

•

The framework also includes either a single-manager or a multi-manager structure; the former allowing each fund an individual, highly disciplined investment process, and the latter making it possible for each manager to invest, when appropriate, in an opportunistic manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way, the multi-manager structure seeks to provide fund-level diversification.

•

We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•

We will remain attentive to fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•

We will provide investors with a low minimum, no-load, no 12b-1 Institutional share class for all iMGP Funds, and a low minimum, no-load Investor share class for the Alternative Strategies and Dolan McEniry Corporate Bond Fund.

•

We also will work closely with our managers to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the managers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to iMGP Funds is also evidenced by our own investment. Our retired founders and current employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman Gregory Wealth Management, LLC). We have no financial incentive to do so because the fees we receive from iMGPFunds held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each iMGP Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

While the funds are no-load, there are management fees and operating expenses that do apply, as well as a 12b-1 fee that applies to Investor class shares. Please refer to the prospectus for further details.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

2	Litman Gregory Funds Trust

iM Global Funds Performance

	Average Annual Total Returns
iMGP Funds Performance as of December 31, 2022	One-Year	Three-Year	Five-Year	Ten-Year	Since Inception
iMGP Global Select Fund	-25.52%	1.58%	3.79%	9.18%	7.52%
MSCI World NR USD	-18.14%	4.94%	6.14%	8.85%	6.40%
MSCI ACWI NR USD	-18.36%	4.00%	5.23%	7.98%	6.27%
Morningstar US Fund Global Large-Stock Blend Category	-17.42%	3.22%	4.40%	7.50%	7.02%
Gross Expenses 1.29%, Net Expenses 0.98%*

iMGP International Fund (Inception 12/1/1997)	-21.58%	-2.73%	-1.00%	2.27%	5.85%
MSCI EAFE Index NET	-14.45%	0.87%	1.54%	4.67%	4.52%
Morningstar Foreign Large Blend Category	-15.77%	0.29%	0.91%	3.94%	3.73%
Gross Expenses 1.38%, Net Expenses 1.15%*

iMGP Alternative Strategies Fund Instl (Inception 9/30/2011)	-9.49%	-0.04%	1.20%	2.62%	3.46%
iMGP Alternative Strategies Fund Inv	-9.65%	-0.26%	0.96%	2.38%	3.21%
ICE BofA US 3-Month Treasury Bill	1.46%	0.72%	1.26%	0.76%	0.69%
Bloomberg US Aggregate Bond Index	-13.01%	-2.71%	0.02%	1.06%	1.41%
Morningstar Multistrategy Category	-2.97%	1.65%	1.57%	2.42%	2.70%
Inst Class Gross Expenses 1.72%, Net Expenses 1.44%, Adjusted Expeneses 1.30%*

iMGP High Income Alternatives Fund (inception 9/28/2018)	-6.85%	1.54%	—	—	2.26%
Bloomberg US Aggregate Bond Index	-13.01%	-2.71%	—	—	0.41%
ICE BofAML U.S. High Yield TR USD Index	-11.22%	-0.23%	—	—	1.90%
Morningstar US Fund Nontraditional Bond Category	-6.44%	-0.73%	—	—	0.61%
Gross Expenses 1.44%, Net Expenses 0.98%*

iMGP SBH Focused Small Value Fund (Inception 7/31/2020)	-13.39%	—	—	—	12.05%
Russell 2000 Value	-14.48%				17.27%
Morningstar Small Value Category	-10.42%				19.87%
Gross Expenses 1.48%, Net Expenses 1.15%*

iMGP Oldfield International Value Fund (Inception 11/30/2020)	-14.89%	—	—	—	1.02%
MSCI EAFE Value NR USD	-5.58%	—	—	—	4.38%
Morningstar Fund Foreign Large Value	-9.15%	—	—	—	3.23%
Gross Expenses 1.52%, Net Expenses 0.94%*

iMGP DBi Managed Futures Strategy ETF (NAV) (Inception 5/7/2019)	23.07%	11.23%	—	—	12.23%
iMGP DBi Managed Futures Strategy ETF (Price)	21.53%	11.28%	—	—	12.28%
SG CTA	20.13%	9.58%	—	—	8.60%
Morningstar US Fund Systematic Trend	14.23%	7.09%	—	—	6.24%
Gross Expenses 0.85%*

iMGP DBi Hedge Strategy ETF (NAV) (inception 12/17/2019)	-6.51%	6.67%	—	—	6.59%
iMGP DBi Hedge Strategy ETF (Price)	-6.04%	6.76%	—	—	6.71%
Morningstar US Fund Long-Short Equity Category	-8.28%	2.84%	—	—	2.92%
Gross Expenses 0.85%*

iMGP Dolan McEniry Corporate Bond Instl (inception 9/28/2018)	-8.08%	-1.30%	—	—	1.41%
Bloomberg US Intermediate Credit Index	-9.10%	-1.23%	1.08%	1.75%	1.45%
Bloomberg US Aggregate Bond TR USD	-13.01%	-2.71%	0.02%	1.06%	0.41%
US Fund Corporate Bond Category	-15.18%	-2.73%	0.31%	1.78%	0.82%
Inst Class Gross Expenses 096%, Net Expenses 0.70%*

iMGP RBA Responsible Global Allocation ETF (NAV) Inception 2.1.2022)					-10.88%
iMGP RBA Responsible Global Allocation ETF (Price)					-11.13%
65/35 Blend of MSCI ACWI Index & Bloomberg US Aggregate Bond Index					-12.86%
Morningstar US Fund World Allocation Category					-10.46%
Gross Expenses 0.75%, Net Expenses 0.69%*

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

Fund Summary	3

Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.imgpfunds.com. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The International and Alternative Strategies Funds each have contractual fee waivers in effect through April 30, 2024. The Advisor has agreed to limit the expenses of the Global Select, High Income Alternatives, SBH Focused Small Value, Oldfield International Value and Dolan McEniry Corporate Bond Funds through April 30, 2024. See the Prospectus for more information.

Performance does not reflect taxes a shareholder might incur on the sale of shares. Performance does not reflect fees or commissions a shareholder may pay on the purchase or sale of shares.

A commission may apply when buying or selling shares of an ETF.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Must be preceded or accompanied by a prospectus.

Effective September 30, 2022 the name of the IMGP Equity Fund was changed to iMGP Global Select Fund.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political, and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless. The International Fund will invest in emerging markets. Investments in emerging market countries involve additional risks such as government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The funds may invest in master limited partnership units. Investing in MLP units may expose investors to additional liability and tax risks. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

A commission may apply when buying or selling an ETF.

© 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Merger arbitrage investments risk loss if a proposed reorganization in which the fund invests is renegotiated or terminated.

Investments in absolute return strategies are not untended to outperform stocks and bonds during strong market rallies.

Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisors and advisor and the allocation of assets amongst them.

Past performance does not guarantee future results.

Mutual fund investing involves risk; loss of principal is possible.

Performance discussion for the Alternative Strategies is specifically related to the Institutional share class.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statement by words such as “estimate”, “may”, “expect”, “should”,

4	Litman Gregory Funds Trust

“could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

See pages 8, 14, 20, and 25 for each equity fund’s top contributors. See pages 10, 16, 22, and 26 for each equity fund’s portfolio composition. See pages 38 for the Alternative Strategies Fund’s individual strategy portfolio allocations. See pages 85 for the High Income Alternative Fund’s individual strategy portfolio allocations. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

References to other mutual funds should not be interpreted as an offer of these securities.

iM Global Partner Fund Management LLC has ultimate responsibility for the performance of the iMGP Funds due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Please see page 187 for index definitions. You cannot invest directly in an index.

Please see page 190 for industry definitions.

Fund Summary	5

iMGP Funds, 2022 Annual Shareholder Letter

Dear Fellow Shareholder,

2022 Market Recap

A difficult year ended with a thud for U.S. stocks. After a 14% rally in October and November, the S&P 500 Index dropped 5.8% in December to close out the year with an 18.1% loss, its largest annual decline since 2008. Foreign stock markets held up much better in the fourth quarter — developed international stocks (MSCI EAFE Index) gained 17.3% (one of their best quarters ever) and Emerging Market (EM)stocks (MSCI EM Index) were up 9.7% — but still saw significant losses for the year. For the full year, developed international stocks were down 14.5% in dollar terms (almost four percentage points better than the S&P 500), while EM stocks were down a bit more than the S&P 500 with a 20.1% drop. These annual returns were despite the U.S. dollar (DXY Index) appreciating 8.3% for the year, which reduces dollar-based foreign equity returns one-for-one. In the fourth quarter, however, the dollar dropped 7.7%, providing a tailwind to EM and international equity returns for U.S. investors.

Turning to the fixed-income markets, core investment-grade bonds (Bloomberg U.S. Aggregate Bond Index, “Agg”)) had a solid fourth quarter, gaining 1.9%. But this was still the worst year for core bonds in at least 95 years, with the Agg Bond Index dropping 13.0%. The key driver, of course, was the sharp rise in bond yields; the 10-year Treasury yield ended the year at 3.9%, up from just 1.5% a year prior. High-yield bonds (ICE BofA Merrill Lynch U.S. High Yield Index) had a strong fourth quarter, up 4.0%, but were down 11.2% for the year. Floating rate loans (Morningstar LSTA Leveraged Loan index) were the best segment within the bond markets, down less than 1% for the year. Municipal bonds were down 8% (Morningstar National Muni Bond Category).

Alternative strategies and nontraditional asset classes generally outperformed traditional stock and bond indexes. The standout was trend-following managed futures strategies, which gained roughly 27% (SG Trend Index) for the year, despite fourth quarter losses. Flexible/nontraditional bond funds (Morningstar Nontraditional Bond category) were down roughly half as much as core bonds.

Investment Outlook

Inflation and monetary policy remain the financial markets’ key macro focus. U.S. inflation data have improved, suggesting we’ve seen the peak in inflation for this cycle. But core inflation remains far above the Federal Reserve’s 2% target, and the Fed’s message is that it intends to maintain restrictive (tight) monetary policy throughout 2023. On the economic growth front, key leading indicators deteriorated further in the fourth quarter, which along with tight monetary policy point to a likely recession in the year ahead. On the positive side, it should be milder than the 2007-08 and 2000-01 recessions.

Analysis of past data on recessions, earnings declines and stock valuations suggest a real possibility of further double-digit declines in the S&P 500 from current levels. Foreign stock markets are also at risk from a U.S. and global recession, but given their cheaper starting valuations, the medium term expected returns are attractive.

Given the sharp rise in yields, bonds haven’t been this attractive in more than a decade. When estimating returns for core investment-grade bonds over longer periods of time, the starting yield is a good approximation of subsequent returns. At year-end, the Agg Bond Index was yielding 4.7% and our 5-year expected potential return for core bonds is now in a range of 5% to 5.6%. Moreover, we believe core bonds have the potential to deliver a positive return if a recession plays out, providing valuable downside protection while riskier assets such as stocks get hit. Beyond core bonds, there are other segments within the bond markets, including high-yield and asset-backed securities, that offer attractive risk/return potential in the hands of experienced and skilled investors.

Given this macro and market backdrop, the iMGP Funds family offers several strong options that we believe can improve the risk-adjusted performance of a traditional stock/bond balanced portfolio: namely, our DBi Managed Futures Strategy ETF, DBi Hedge Strategy ETF, Alternative Strategies Fund, High Income Alternatives Fund, RBA Responsible Global Allocation ETF and Dolan McEniry Corporate Bond Fund.

For more risk-tolerant investors, our high-conviction, concentrated iMGP equity funds seek to generate long-term capital growth exceeding passive indexes. They can serve as core equity holdings or as satellite positions around core equity-market index allocations.

We believe the iMGP Funds can fill a valuable role within diversified investment portfolios. Each Fund is sub-advised by highly disciplined, deeply experienced, and skilled investors who we believe can outperform their respective benchmarks and peer groups over full market cycles.

We strongly encourage shareholders to read the enclosed individual fund and ETF semi-annual reports for portfolio manager commentary and performance details.

Closing Thoughts

As 2022 has reminded investors, we should “expect the unexpected, and expect to be surprised.” We believe 2023 will likely present our sub-advisors with some excellent long-term investment opportunities.

6	Litman Gregory Funds Trust

Unfortunately, we also expect an earnings recession in the next year that will help create those opportunities. While challenging, it is critical for long-term investors to stay the course through these rough periods. The shorter-term discomfort on the downside is the price one pays to earn the long-term “equity risk premium” – the additional return from owning riskier assets such as stocks that most investors need to build long-term wealth and achieve their financial objectives.

As always, we thank you for your continued trust and confidence.

Sincerely,

Jeremy DeGroot, President and Portfolio Manager

Jack Chee, Portfolio Manager

Jason Steuerwalt, Portfolio Manager

Kiko Vallarta, Portfolio Manager

Fund Summary	7

iMGP Global Select Fund 2022 Annual Report

During the year, the fund (formerly named iMGP Equity Fund) was successfully restructured to a broader global equity mandate. The changes were made at the end of July 2022—making full year results versus a single benchmark inapplicable. The fund fell 25.52% in calendar year 2022.

Since the start of August through year-end 2022, the fund fell 5.2%–modestly trailing the 4.6% loss for its primary benchmark, MSCI World Index. A broader global index that includes emerging-markets stocks, MSCI All Country World Index (ACWI), fell 4.4% over the same five-month period. The Morningstar Global Large-Stock Blend category lost 3.58%. For the fourth quarter, the fund’s 12.73% return outperformed the MSCI World Index return of 9.77%, the MSCI ACWI return of 9.76%, and the Morningstar Global Large-Stock Blend category return of 10.43%.

Performance as of 12/31/2022
	Average Annual Total Returns
	One-Year	Three-Year	Five-Year	Ten-Year	Since Inception (12/31/96)
iMGP Global Select Fund	-25.52%	1.58%	3.79%	9.18%	7.52%
MSCI World NR USD	-18.14%	4.94%	6.14%	8.85%	6.40%
MSCI ACWI NR USD	-18.36%	4.00%	5.23%	7.98%	6.27%
Russell 3000 Index	-19.21%	7.06%	8.79%	12.13%	8.52%
Morningstar Global Large-Stock Blend Category	-17.42%	3.22%	4.40%	7.50%	7.02%
Gross Expense Ratio 1.24% Net Expense Ratio 0.98%*

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com. The advisor has agreed to waive fees and limit the expenses of the fund through at least April 30, 2024.

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

Effective July 29, 2022, the fund removed all but one existing subadvisor and added three subadvisors with expanded flexibility to invest globally. The fund retained Nuance Investments to manage a global mid-cap value sleeve. Two teams from Polen Capital were added to run concentrated sleeves with different market-cap orientations (global large-cap growth and global SMID growth). Scharf Investments is the fourth subadvisor and has a global larger-cap value mandate. The fund’s new mandate expands the subadvisors’ ability to invest in highest-conviction ideas globally, as well as provides dedicated exposure to small-, mid- and large-cap companies. As part of the restructuring the fund’s primary benchmark was changed to the MSCI World Index, an index that includes domestic and foreign stocks and more appropriately matches the global equity mandate of the fund and the managers.

Key Performance Drivers

Performance comments are limited to the post-restructuring period.

From August 2022 to December 2022, small-cap position, Five Below gained 39.2%. The stock was the highest absolute gainer over that period. The company is owned by the Polen Global SMID team (led by Rob Forker). Five Below is a leading, high-growth, value retailer in the United States. The stock rose on the back of strong quarterly results with earnings coming in ahead of expectations. This contrasted with many of its retail rivals, who have struggled. In a backdrop of slowing retail demand, Five Below is seen to have an attractive value proposition with products that deliver on value as the customer wallet shrinks. Forker believes the company can compound its value over the next five years at 20% per annum driven by a combination of mid-teens new store expansion, comparable store growth, and modest margin expansion off its fixed-cost leverage. The company has over 1,300 stores in the United States today and is guiding to 3,500 over time. Polen has done independent analysis and believe that the 3,500 figure is achievable. Given the fundamentals and the long runway for growth, Polen views valuation as remaining very attractive even after the recent performance. The company remains one of the top positions in the portfolio.

Universal Health Services contributed to returns thanks to a 25.7% gain over the five-month period ending December 2022. The position is owned by Scott Moore and Chad Baumler of Nuance Investments. Universal Health Services is a leading hospital operator in the United States with business segments split close to equally in terms of earnings between acute care hospitals and behavioral/psychiatric care hospitals. In acute care, they have a significant presence primarily in Texas, Nevada, California, and Florida, and leading market share positions in nearly all of their acute care metropolitan areas. In behavioral care, they are a top-two player with a national footprint and are a leading provider in the United Kingdom as well. Behavioral care is highly fragmented and the services they provide treat substance abuse, PTSD, Autism, Schizophrenia and other psychiatric conditions. Nuance considers their balance sheet to be the strongest among hospital operators, with approximately 2.5x leverage versus some competitors in the 5x-7x range. In 2021 and early 2022, Nuance believed the company was under-earning due to unusually high labor costs, primarily related to nursing. The nursing labor market was tight before

8	Litman Gregory Funds Trust

COVID-19, and since then the problem has been further exacerbated due to rolling waves of employees testing positive and missing work, and higher rates of burnout/ early retirement. According to Nuance, this led to above normal use of premium nursing (traveling/ temporary) at rates significantly higher than normal nursing wages and resulted in widespread employee turnover throughout the industry as nurses chose to take temporary jobs. The company was spending approximately 3.5% of revenue on premium labor which is more than double pre-COVID-19 levels, according to Nuance’s research. They also capped their behavioral hospital capacity in many markets due to staff shortages as behavioral nurses took acute care temporary jobs. Ultimately, Moore and Baumler believed that higher base wages and less need for premium labor to treat COVID-19 would bring the labor market into balance. The company was also able to take advantage of what is viewed as a highly accretive repurchase plan. Universal Health Services was expected to earn around $10 per share in 2022 per Wall Street consensus estimates, which compared favorably to Nuance’s view of normal earnings of closer to $14 per share. At the end of third quarter, 2022, with the stock price at approximately $90, the stock was trading at less than 8x Nuance’s estimate of normal earnings versus history, and their view of its normal P/E, closer to 14x.

Amazon.com fell nearly 38% over the five-month period and detracted from returns. The position is owned by the Polen Global Growth team. Amazon’s most recent earnings results (Q3-22) were mixed. On the positive side, revenue growth accelerated in the company’s ad business despite much slower revenue growth from other ad competitors. On the negative side, Q3 operating margins were lower than expected and management provided weaker than expected revenue and margin guidance for the Q4 holiday quarter. One of the primary culprits here is the international segment which is being negatively impacted by slower growth and higher costs in many regions, but particularly Europe. AWS also decelerated to 28% growth and looks to decelerate further into Q4, but this trend is not all that different from what Polen saw across competitors, and the AWS backlog looks healthy. It’s taking some time to pull costs out of the business, but management has announced some major expense reductions. Polen believes the business should also return to a more “normal” revenue growth rate as tough comparisons ease. All this should lead to much better earnings growth in 2023. There is no change to Polen’s long-term thesis on Amazon, namely, that the company’s higher-margin business segments (cloud, subscriptions, advertising, third-party) should grow faster than its core ecommerce business, and this mix effect should lift the company’s operating margins over the next several years.

MillerKnoll’s share price fell 28.75% from the start of August 2022 through the end of the year. This position, owned by Scharf Investments, detracted from fund returns. The company was formed by the merger of Herman Miller and Knoll, Inc. in 2021, creating the largest office furnishing company worldwide. Part of Scharf’s investment thesis is that they believe MillerKnoll, as the leader in office furnishings, will be a major beneficiary as in-office work recovers from its pandemic lows. Several large multinational employers have begun requiring increased time in-office and, anecdotally, managers have been responding to economic uncertainty with requesting more in-person days. If the labor market continues to weaken, Scharf believes that managers will have more leverage to require time in-office. In addition, in a new hybrid work environment, they believe offices may have to be reconfigured to encourage greater workplace collaboration. MillerKnoll could potentially benefit from the reconfiguration given its broad product portfolio and long-standing dealer relationships. Finally, Scharf believes growing small footprint stores targeted at the retail market have the potential to tap into the home office market.

Coming into the year, MillerKnoll margins were depressed due to pandemic-related supply chain issues and demand slowdowns. The combination of recession fears, higher interest rates, and the prospect of a slower than expected return to office has weighed on the company’s share price as near-term earnings expectations have been reduced. As a result, the company is now trading at a depressed valuation on depressed earnings. Scharf believes investors’ myopic focus on near-term recession risks has created a compelling long-term opportunity for patient investors.

While the ultimate recovery may be delayed due to an economic downturn, Scharf believes that MillerKnoll has a multitude of opportunities to drive an eventual recapture in both margins and revenues from current pandemic depressed levels. They believe both the Knoll acquisition and management’s retail expansion strategy have the potential to generate revenue growth and margin expansion opportunities over time. In addition, an improving supply chain environment coupled with the company’s strong price increases will likely further expand both revenues and margins. Scharf believes these factors will eventually result in a strong earnings recovery, as well as improving free cash flow generation. While it may take time for fundamentals to fully improve, MillerKnoll’s recent quarterly results showed margin growth in key segments, as well as better than expected synergies. Scharf is hopeful that their patience will ultimately be rewarded with a strong earnings recovery.

Portfolio Mix

The Global Select Fund is built stock by stock from the bottom-up and can at times look very different from its benchmark. We believe this is key to generating excess long-term returns.

The fund starts its first full calendar year with its broader global mandate with the following portfolio mix:

•	The fund is overweight to the health care sector

•	The fund is 4.1% overweight to both the technology and communication services sectors.

•	The largest underweight is to industrial stocks.

•	Exposure to European equities is 30.8% in the fund.

Fund Summary	9

•	Underweight to US equities—55.2% for the fund.

•	Overweight 5.4% to Asia ex-Japan equities (all coming from Scharf Investments and their positions in three Chinese equities and Samsung Electronics).

By Sector

Fund
Financials	13.5%
Consumer Discretionary	8.1%
Information Technology	24.3%
Communication Services	10.6%
Health Care	24.0%
Industrials	4.9%
Consumer Staples	6.8%
Real Estate	1.6%
Utilities	1.6%
Materials	4.8%
Cash	-0.2%

By Region

Fund
Europe	30.8%
North America	59.1%
Asia ex-Japan	6.8%
Japan	3.4%
Latin America	0.0%
Africa	0.0%
Australia/New Zealand	0.0%
Middle East	0.0%
Other Countries	0.0%
* Cash is excluded from calculation.

By Region

US Equities	55.2%
Developed International Equities	41.8%
Emerging Market Equities	3.0%

10	Litman Gregory Funds Trust

iMGP Global Select Fund 2022 Annual Report

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO
Scott Moore
Chad Baumler	Nuance Investments	30%	All sizes
Brian Krawez
Gabe Houston	Scharf Investments	30%	All sizes
Damon Ficklin
Jeff Mueller	Polen Capital Management	20%	Large
Rob Forker	Polen Capital Management	20%	Small-Mid

iMGP Global Select Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP Global Select Fund from December 31, 1996 to December 31, 2022 compared with the Russell 3000 Index, Morningstar Global Large-Stock Blend Category and MSCI World Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	11

iMGP Global Select Fund (formerly iMGP Equity Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022

Shares		Value

COMMON STOCKS: 97.7%

Communication Services: 10.6%
28,243	Alphabet, Inc. - Class A*	$2,491,880
25,635	Baidu, Inc. - ADR*	2,932,131
83,250	Comcast Corp. - Class A	2,911,253
15,490	CTS Eventim AG & Co. KGaA*	987,782
107,400	Kakaku.com, Inc.	1,720,877
22,000	Tencent Holdings Ltd.	941,870
15,350	Tencent Holdings Ltd. - ADR	650,226

		12,636,019

Consumer Discretionary: 8.1%
15,065	Advance Auto Parts, Inc.	2,215,007
13,199	Amazon.com, Inc.*	1,108,716
9,658	Five Below, Inc.*	1,708,210
12,800	Floor & Decor Holdings, Inc. - Class A*	891,264
1,710	LVMH Moet Hennessy Louis Vuitton SE	1,243,955
49,150	Revolve Group, Inc.*	1,094,079
18,600	Sony Group Corp.	1,416,061

		9,677,292

Consumer Staples: 6.8%
60,435	Beiersdorf AG - ADR	1,381,544
7,717	Clorox Co. (The)	1,082,927
3,469	Diageo Plc - ADR	618,141
138,500	Henkel AG & Co. KGaA - ADR	2,234,005
9,082	Kimberly-Clark Corp.	1,232,882
2,410	L’Oreal S.A.	860,214
13,798	Unilever Plc - ADR	694,729

		8,104,442

Financials: 13.5%
319,900	AIA Group Ltd.	3,559,228
5,080	Aon Plc - Class A	1,524,711
3	Berkshire Hathaway, Inc. - Class A*	1,406,133
6,375	Berkshire Hathaway, Inc. - Class B*	1,969,238
929	Charles Schwab Corp. (The)	77,349
2,454	Chubb Ltd.	541,352
18,740	Euronext N.V.(a)	1,386,718
945	Everest Re Group Ltd.	313,050
41,970	Goosehead Insurance, Inc. - Class A*	1,441,250
1,035	Hartford Financial Services Group, Inc. (The)	78,484
14,817	Northern Trust Corp.	1,311,156
3,807	Reinsurance Group of America, Inc.	540,937
8,320	TMX Group Ltd.	833,137
6,583	Travelers Cos., Inc. (The)	1,234,247

		16,216,990

Health Care: 24.0%
19,310	Abbott Laboratories	2,120,045
3,500	Align Technology, Inc.*	738,150
25,340	Azenta, Inc.*	1,475,295
24,304	Baxter International, Inc.	1,238,775
17,165	Centene Corp*	1,407,702
29,885	CVS Health Corp.	2,784,983
44,107	Dechra Pharmaceuticals Plc	1,394,557
68,279	Dentsply Sirona, Inc.	2,174,003
16,170	Eurofins Scientific SE	1,160,211
10,460	ICON Plc*	2,031,855
12,964	Medtronic Plc	1,007,562
35,950	Novartis AG - ADR	3,261,384

Shares		Value

Health Care (continued)
36,440	Siemens Healthineers AG(a)	$1,821,955
83,120	Smith & Nephew Plc - ADR	2,235,097
3,910	Tecan Group AG	1,744,735
9,367	Universal Health Services, Inc. - Class B	1,319,717
6,067	Zimmer Biomet Holdings, Inc.	773,542

		28,689,568

Industrials: 4.9%
11,634	3M Co.	1,395,149
13,081	Atlas Copco AB - Class A, ADR	154,356
107,989	Knorr-Bremse AG - ADR	1,464,331
72,321	Legrand S.A. - ADR	1,154,966
72,275	MillerKnoll, Inc.	1,518,498
8,339	Schneider Electric SE - ADR	233,158

		5,920,458

Information Technology: 21.8%
3,820	Accenture Plc - Class A	1,019,329
5,670	Adobe, Inc.*	1,908,125
8,229	Amphenol Corp. - Class A	626,556
44,930	Dynatrace, Inc.*	1,720,819
19,019	Endava Plc - ADR*	1,454,954
1,780	Fair Isaac Corp.*	1,065,472
8,920	Globant S.A.*	1,499,987
68,511	Keywords Studios Plc	2,253,858
11,020	Microsoft Corp.	2,642,816
74,865	Murata Manufacturing Co. Ltd. - ADR	920,840
38,690	Oracle Corp.	3,162,521
4,610	Paycom Software, Inc.*	1,430,529
16,780	SAP SE	1,730,563
22,647	Visa, Inc. - Class A	4,705,141

		26,141,510

Materials: 4.8%
7,008	Akzo Nobel N.V. - ADR	156,348
148,225	Barrick Gold Corp.	2,546,506
94,000	Valvoline, Inc.	3,069,100

		5,771,954

Real Estate: 1.6%
33,700	Altus Group Ltd.	1,345,660
32,123	Healthcare Realty Trust, Inc. - REIT	619,010

		1,964,670

Utilities: 1.6%
14,008	Severn Trent Plc - ADR	441,952
60,916	United Utilities Group Plc - ADR	1,437,618

		1,879,570

TOTAL COMMON STOCKS (Cost $112,584,709)		117,002,473

PREFERRED STOCK: 2.5%

Information Technology: 2.5%
74,115	Samsung Electronics Co. Ltd. - (Preference Shares)	2,959,911

TOTAL PREFERRED STOCK (Cost $3,120,145)		2,959,911

The accompanying notes are an integral part of these financial statements.

12	Litman Gregory Funds Trust

iMGP Global Select Fund (formerly iMGP Equity Fund)

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS: 3.3%

REPURCHASE AGREEMENTS: 3.3%
$3,942,000	Fixed Income Clearing Corp. 1.280%, 12/30/2022, due 01/03/2023 [collateral: par value $4,231,000, U.S. Treasury Note, 2.875%, due 05/15/2028 value $4,022,473] (proceeds $3,942,561)	$3,942,000

TOTAL SHORT-TERM INVESTMENTS (Cost $3,942,000)		3,942,000

TOTAL INVESTMENTS (Cost: $119,646,854): 103.5%		123,904,384

Liabilities in Excess of Other Assets: (3.5)%		(4,181,689)

NET ASSETS: 100.0%		$119,722,695

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
*	Non-Income Producing Security.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	13

iMGP International Fund 2022 Annual Report

The iMGP International Fund declined 21.58% in 2022, underperforming the 14.45% loss for the MSCI EAFE Index. It also trailed the losses of 16.00% and 15.77% of MSCI ACWI ex. US Index and Morningstar Foreign Large Blend category, respectively. Since the fund’s 1997 inception, the fund has an annualized return of 5.85%—comparing favorably to the 4.52% return for MSCI EAFE and 3.73% gain for the category. The fund changed its primary benchmark at the end of Q3 2021 the MSCI EAFE Index to reflect the mandate of the managers to primarily focus on developed markets.

Performance as of 12/31/2022
	Average Annual Total Returns
	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception (12/1/97)
iMGP International Fund	-21.58%	-2.73%	-1.00%	2.27%	5.85%
MSCI ACWI ex US Index NET	-16.00%	0.07%	0.88%	3.80%	4.73%
MSCI EAFE Index NET	-14.45%	0.87%	1.54%	4.67%	4.52%
Morningstar Foreign Large Blend Category	-15.77%	0.29%	0.91%	3.94%	3.73%
Gross Expense Ratio 1.38%, Net Expense Ratio 1.15%*

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgptfunds.com. *There are contractual fee waivers in effect through 4/30/2024.

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Key Performance Drivers

Both sector allocation and security selection detracted from returns in 2022. The fund’s overweight to technology stocks and underweight to the energy sector were the main detractors from sector allocation standpoint. The financials and health care sectors were the to top two detractors within security selection. The fund benefited from security selection in the technology and materials sectors.

Within the health care sector, the main detractor was ICON. This position was held by the Polen Team throughout the entire year but a position in the company was added by Mark Little of Lazard Asset Management during the fourth quarter. ICON shares underperformed during 2022 as the pace of drug development spending slowed and the business lapped robust growth from the prior year. ICON remains a global leader in contract research organization services to biopharma companies and is well positioned to continue gaining market share in the years ahead. Following a sizable acquisition in 2021, ICON now holds the #1 or #2 position in most markets in which they compete. Their scale and global presence, depth of therapeutic and scientific expertise, site and patient access, and decentralized clinical trial solutions, an area that Polen think’s the world is headed post-COVID, should allow them to continue growing ahead of the overall market. ICON’s long-term target is for 7- 9% organic revenue growth and mid-teens earnings per share growth. Trading at 18x forward consensus earnings, and with a long runway to continue growing steadily, ICON is attractively valued.

The largest detractor in 2022 was a position in Credit Suisse (owned by David Herro of Harris Associates). Credit Suisse Group faced several challenges in 2022 and its share price fell over the 12-month period. The company has suffered from a succession of negative internal and external events, which produced consistent quarterly net income losses during the year. Most recently, third-quarter results were impeded by a CHF 3.7 billion impairment of deferred tax assets (DTA). The DTA is attributed to the company’s securitized products segment, and the expected spin-off of this segment prompted the charge. Although the DTA impairment is a non-cash charge, it necessitated a larger than expected capital raise of CHF 4 billion to enable reaching its target ranges. However, Credit Suisse has instituted some restructuring initiatives to reinstate profitability. These efforts include de-risking operations, which drove management to conduct a strategic review on its investment bank to identify opportunities to transform it into a capital-light, advisory led banking business with a reduced absolute cost base in the medium term. Another area of focus is digitizing the company’s processes that management anticipates will generate cost savings of CHF 650 million. While management acknowledged that these programs may elevate operating expenditures in the near term,

14	Litman Gregory Funds Trust

these endeavors are aimed to save costs and boost efficiency moving forward. In addition, Credit Suisse saw the departure of some key executive team members in 2022 including CEO Thomas Gottstein, CFO David Mathers and General Counsel Romeo Cerutti. In Herro’s view, Credit Suisse’s new leadership team is a material upgrade and positions the company to better realize benefits from its restructuring plan that appears to be quite methodical and well contemplated. Ultimately, however, Herro decided to exit the Credit Suisse position in the Fund due to the concentrated nature of the portfolio and instead to add to positions that, in his view, offer a more attractive investment on a risk-adjusted basis.

On the positive side, the fund’s position in Aon contributed to returns in the financials sector. Aon, owned by the Polen team, is an outsourced services provider helping businesses of all sizes locate cost effective insurance and risk management solutions via scaled global distribution networks. Aon is one of the world’s leading insurance brokerage houses, distributing insurance policies to businesses on a recurring basis. Throughout 2022 Aon reported robust broad-based growth across business units and geographies. This growth was driven by solid new business wins, strong retention and renewals, and a “modest” boost from pricing due to inflation on asset values. In the wake of Hurricane Ian, the reinsurance unit continues to show their ability to flex their analytics muscle and create innovative solutions for insurance carrier clients looking to diversify and offload risk. Aon is a durable, highly cash flow generative business that is performing well in a difficult macro backdrop as we would expect, and at just over 20x forward earnings per share Aon’s total returns growth at a low to mid-teens rate offers fair risk reward.

The fund’s top contributor in 2022 was Glencore. The position, held by Herro, was volatile early in the year and rose mainly in the third and fourth quarters. In August, the company delivered a solid set of first-half earnings results, as marketing segment earnings increased over 100% year-over-year and profit of $3.7 billion handily surpassed the company’s long-term range of $2.2-$3.2 billion for the year. Furthermore, adjusted earnings in the coal segment reached $8.9 billion for the first half, which outpaced our full-year expectations of $15.4 billion. Management later participated in some corporate actions with the goal of enhancing the company’s value. The Australian Foreign Investment Review Board approved Metals Acquisition Corp’s purchase of CSA Copper Mine from Glencore. In addition, Glencore management announced plans to purchase all of Newmont’s stake in the MARA Project, an Argentina-based copper and gold mine, for $124.9 million along with other considerations. At its investor update event in December, Glencore issued its nine-month production report and lowered full-year output targets across most commodities as the company faced negative weather, labor, and supply chain issues in certain geographies. Even so, management still expects fiscal second-half marketing segment earnings will exceed $1.6 billion, which would fall at the high end of the previously established long-term guidance range. The company also announced plans to close 12 coal mines by 2035 as it endeavors to achieve its climate priorities.

The fund benefited from a position in Informa (owned by Little). Informa shares performed well in 2022. The business has struggled through the pandemic as restrictions on travel and events hampered the exhibition business. Activity recovered modestly in 2021 and picked up steam in 2022. The valuation of the shares remained depressed throughout most of 2021, which ultimately prompted management to divest part of the portfolio (Informa Intelligence) at a very attractive multiple. This crystallization of value within the group combined with a faster pace of recovery in exhibitions supported the shares throughout the year. The balance sheet has now been repaired and the topline should continue to improve as sales have yet to recover to 2019 levels.

Portfolio Mix

The International Fund is built stock by stock from the bottom-up and can at times look very different from its benchmark. We believe this is key to generating excess long-term returns.

Over the last 12 months, the overall portfolio mix changed modestly.

•

The fund’s overweight to the technology sector decreased over the course of the year. At the end of 2021, the fund had 17.9% in the sector. At year-end, the fund held a 13.6% weight in the technology sector.

•	Exposure to the industrials sector increased over the course of 2022—going from 8.9% at the start of the year to 13% at the end of 2022.

•	The fund’s weighting to consumer staples stocks increased by roughly two and a half percentage points, bringing the fund closer to the index weighting.

•	The fund’s weighting to European companies remains significant at over 87%. This is a four-percentage point increase from the year prior.

•	The fund continues to have zero weighting to Japan.

Fund Summary	15

By Sector

Fund
Finance	19.4%
Consumer Discretionary	14.2%
Information Technology	13.6%
Communication Services	8.8%
Health Care & Pharmaceuticals	12.8%
Industrials	13.0%
Consumer Staples	6.9%
Real Estate	0.0%
Utilities	2.6%
Energy	0.0%
Materials	0.9%
Cash	7.8%

By Region

Fund
Europe	87.4%
North America	6.6%
Asia ex-Japan	2.3%
Japan	0.0%
Latin America	0.0%
Africa	0.0%
Australia/New Zealand	0.0%
Middle East	3.7%
Other Countries	0.0%
* Cash is excluded from calculation.

By Region

US Equities	3.5%
Developed International Equities	94.3%
Emerging Market Equities	2.3%

16	Litman Gregory Funds Trust

iMGP International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO
David Herro	Harris Associates L.P.	33.33%	All sizes, but mostly large- and mid-sized companies
Mark Little	Lazard Asset Management, LLC	33.33%	All sizes
Todd Morris,
Daniel Fields	Polen Capital Management LLC	33.33%	All sizes

iMGP International Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP International Fund from November 30, 1997 to December 31, 2022 compared with the MSCI EAFE Index, Morningstar Foreign Large Blend Category and MSCI ACWI Ex USA Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	17

iMGP International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022

Shares		Value

COMMON STOCKS: 92.3%

Argentina: 0.9%
2,202	MercadoLibre, Inc.*	$1,863,421

Australia: 0.9%
271,200	Glencore Plc	1,809,266

Canada: 2.9%
240,477	CAE, Inc.*	4,653,706
38,240	Shopify, Inc. - Class A*	1,327,310

		5,981,016

China: 1.7%
50,764	Prosus N.V.	3,500,598

Denmark: 3.8%
33,954	Carlsberg A/S - Class B	4,510,361
114,685	Vestas Wind Systems A/S	3,335,013

		7,845,374

Finland: 3.4%
132,455	Sampo Oyj - Class A	6,918,782

France: 7.5%
79,200	BNP Paribas S.A.	4,512,408
5,345	Kering S.A.	2,719,329
5,470	LVMH Moet Hennessy Louis Vuitton SE	3,979,201
109,800	Worldline S.A.*(a)	4,291,564

		15,502,502

Germany: 23.4%
22,275	Adidas AG	3,037,772
16,190	Allianz SE	3,480,089
75,500	Bayer AG	3,903,753
69,749	Continental AG	4,177,673
80,442	CTS Eventim AG & Co. KGaA*	5,129,708
102,218	Daimler Truck Holding AG*	3,165,662
162,965	Fresenius SE & Co. KGaA	4,577,066
174,118	Hensoldt AG	4,117,176
74,015	Mercedes-Benz Group AG	4,862,411
67,005	SAP SE	6,910,393
96,540	Siemens Healthineers AG(a)	4,826,881

		48,188,584

Ireland: 8.6%
49,136	ICON Plc*	9,544,668
109,819	Ryanair Holdings Plc - ADR*	8,210,068

		17,754,736

Israel: 3.4%
1,344,819	Israel Discount Bank Ltd. - Class A	7,062,808

Netherlands: 5.4%
6,310	ASML Holding N.V.	3,401,348
39,513	EXOR N.V.*	2,887,515
195,760	Universal Music Group N.V.	4,714,797

		11,003,660

Portugal: 2.6%
1,064,220	EDP - Energias de Portugal S.A.	5,301,612

South Korea: 2.1%
30,770	NAVER Corp.	4,319,237

Spain: 2.5%
100,010	Amadeus IT Group S.A.*	5,195,127

Shares		Value

Sweden: 2.5%
52,146	Evolution AB(a)	$5,083,288

Switzerland: 1.5%
50,900	Julius Baer Group Ltd.	2,966,321

United Kingdom: 12.8%
201,943	CNH Industrial N.V.	3,233,472
122,124	Coca-Cola European Partners Plc	6,722,796
532,399	Informa Plc	3,983,894
8,605,250	Lloyds Banking Group Plc	4,719,263
509,850	Sage Group Plc (The)	4,591,002
60,505	Unilever Plc	3,055,867

		26,306,294

United States: 6.4%
8,433	Accenture Plc - Class A	2,250,262
24,706	Aon Plc - Class A	7,415,259
43,784	Medtronic Plc	3,402,892

		13,068,413

TOTAL COMMON STOCKS (Cost $193,032,467)		189,671,039

Principal Amount

SHORT-TERM INVESTMENTS: 6.8%

REPURCHASE AGREEMENTS: 6.8%
$13,958,000	Fixed Income Clearing Corp. 1.280%, 12/30/2022, due 01/03/2023 [collateral: par value $14,981,500, U.S. Treasury Note, 2.875%, due 05/15/2028 value $14,242,118] (proceeds $13,959,985)	13,958,000

TOTAL SHORT-TERM INVESTMENTS (Cost $13,958,000)		13,958,000

TOTAL INVESTMENTS (Cost: $206,990,467): 99.1%		203,629,039

Other Assets in Excess of Liabilities: 0.9%		1,941,038

NET ASSETS: 100.0%		$205,570,077

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
*	Non-Income Producing Security.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

18	Litman Gregory Funds Trust

iMGP Oldfield International Value Fund 2022 Annual Report

The iMGP Oldfield International Value Fund declined 14.89% in 2022, underperforming the 5.58% loss for the MSCI EAFE Value Index. It matched the 14.45% loss of the MSCI EAFE Index. The fund trailed the Morningstar Foreign Large Blend category’s loss of 9.15%. Since the fund’s inception, the fund has an annualized return of 1.02%—trailing the 4.38% of the MSCI EAFE Value Index but ahead of the 0.19% loss for MSCI EAFE Index.

Performance as of 12/31/2022
	Average Annual Total Returns
	One- Year	Since Inception (11/30/20)
iMGP Oldfield Internatl Val Ins	-14.89%	1.02%
MSCI EAFE Value NR USD	-5.58%	4.38%
MSCI EAFE NR USD	-14.45%	-0.19%
US Fund Foreign Large Value Category	-9.15%	3.23%
Gross Expense Ratio:1.52% Net Expense Ratio 0.94%*

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgptfunds.com. *There are contractual fee waivers in effect through 4/30/2024.

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

MSCI index returns source: MSCI. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. Source note: Returns prior to 1999 are the MSCI ACWI ex-US GR index. Returns from 1999 onwards are MSCI ACWI ex-US NR index.

Manager Commentary

At the core of our investment approach is classic, contrarian, bottom-up, Value investing. For more than a decade through the end of 2021, the value style of investing has lagged in a world of Quantitative Easing (QE) and ultra-low interest rates where the cost of capital was distorted, and investors chased growth irrespective of valuation and often common sense. 2022 will go down as the year of ‘regime change’ where the received wisdom, built up in a world of QE, started to crumble.

We think that this change in market regime is fundamental, and we look forward to many more years of the resurgence in value. If value and growth areas of the market are to resume their historical relationship, there remains significant return potential for value from our style of investing and from our international equity strategy.

Since Putin’s invasion of Ukraine on February 24, 2022, the fund’s relative performance has suffered. For the 12-month period ending January 2022, the Fund was up 17%, comparing favorably to MSCI EAFE Value’s gain of 12.93% and MSCI EAFE’s return of 7.0%. We are obviously very disappointed that the Fund has suffered so significantly in the seven-month period between the invasion of Ukraine and the end of September but cheered that the Fund kept pace with the strong recovery in international markets in the final quarter of the year. We believe that the fund will recover from this set back and note that the weighted average upside of the stocks in the fund is exceptionally attractive at over 50%.

With the invasion of Ukraine, Europe was seen as the epicenter of geopolitical risk and global investors fled the region, which negatively impacted our performance in the second and third quarters. The UK investments suffered additionally by a self-induced crisis with Prime Minister Liz Truss’s mini budget in the Autumn which negatively impacted on Sterling, UK bonds and domestically exposed equities. This hit the share prices of both domestic (BT, Tesco, Lloyds) and dollar cost (easyJet) companies. Our exposure to the UK accounted for some 70% of the underperformance versus MSCI EAFE Value for the year. With the departure of Liz Truss and arrival of Rishi Sunak as Prime Minister, we have seen a marked stabilization in the UK bond market and the currency, but we think that the domestically exposed areas of the UK equity market remain substantially undervalued with their falls significantly overdoing any impact on their operating fundamentals.

Key Performance Drivers

The worst performer in the fund for the year was easyJet, the UK and European low-cost airline. 2022 was a poor year for airlines but especially for easyJet. The recovery in air travel is coming through following the curtailments seen during the pandemic. However, easyJet

Fund Summary	19

suffered because its airports failed to restore operations fast enough to meet demand, leading to travel chaos and cancelled flights. At the same time, we witnessed a rising cost of jet fuel and increasing concerns around consumer discretionary spend in 2023. One of the attractions of easyJet was that it operates from these capacity constrained, primary airports. With limited spare capacity at these airports, easyJet is largely competing against the legacy flag carrier airlines. The competitive cost advantage easyJet has against these has only increased over time and is enhanced during industry downturns, as in the pandemic. Many of easyJet’s competitors are now in financial distress and facing significant cost inflation having had to succumb to aircrew wage demands after taking state aid. The operating issues at airports have been largely resolved and even in a weakening consumer environment easyJet should demonstrate significant profit recovery from here. In a sector that is meaningful to the transition to net zero, easyJet appears to be a leader in the detail and commitment of their strategy. It has a strong balance sheet and good fleet optionality over the coming years—as it takes on new, more fuel-efficient planes further increasing its competitive advantage. This has not been reflected in the share price which is down 42% over the year (in local currency) and remains below the pandemic low in March 2020. The market value of easyJet is currently around £2.5bn which is roughly half that pre-pandemic. However, forecast EBITDA for 2023 (just taking the market consensus) is the same as that achieved in 2019 and significantly higher in the subsequent years. The upside to our target valuation is currently the highest in the portfolio and stands at a multiple of the current share price.

BT, the incumbent telecom operator in the UK, was the second largest faller for the year but the largest detractor to fund performance in the year given its larger weighting in the Fund. The shares fell 30% in local currency, but 38% in US dollars. The UK’s seemingly self-induced ‘Gilt scare’ led to a liquidity crisis for many mature UK pension funds and BT’s £47bn pension fund was no exception. The scheme warned that it may need ‘support’ from the company, which spooked investors. However, liquidity has returned to the Gilt market, investors calmed and at this stage we see no material changes to our outlook for BT’s cash flows. We also note the potential positive impact on deficit funding from the higher discount rates. The operating fundamentals for the business remain intact. In November we met with BT’s CEO, Philip Jansen. He, like us, is bullish on the medium-term prospects for the company. BT’s build rate for fiber to the home is impressive and Jansen explained that their operating efficiency and higher-than-expected take-up of the new fiber offerings suggested that returns on fiber investment will exceed his prior expectation. BT’s fixed line network division, Openreach, is actively consulting with its customers (such as Sky, TalkTalk and Vodafone) on a new wholesale pricing scheme that would effectively share these excess returns from the fiber build out with them and lock them in. The regulatory asset value for the Openreach business is £17 billion and yet the market capitalization for the whole of BT is less than £12 billion. We see fair value at around 275p a share, about 140% above the year end price. While we await the fair value, the shares offer a well-covered (over 2.5x) dividend yield of c.6.8% and trade on a forward price to earnings of less than 6x.

The Continental European companies we hold in the portfolio have solid fundamentals and have, in the most part, increased their long-term earnings power through the year. For us this means the long-term value remains intact and falls in their share prices have represented a buying opportunity. It is something we took advantage of in several cases during the year with timely additions to Siemens, Sanofi and Bayer.

The fund also suffered from its exposure to China and the country’s commitment to its zero-COVID policy that hurt the economy and our holdings in Alibaba and LG H&H. We believed that this policy was unsustainable and therefore would not be maintained. With the almost complete abandonment of COVID-related restrictions in China in November, we saw recoveries in the share prices of these companies of more than 50% each in the last two months of the year. From year-end levels, we see upside of around 50% for LG H&H and 170% for Alibaba.

A notable bright spot in 2022 was the exposure to Japan. The best performer and largest positive contributor to the Fund during the year was Mitsubishi Heavy Industries (MHI), a Japanese industrial conglomerate. MHI had been a deeply unfashionable investment in recent years. It suffered from the fall in demand for its gas turbine business and was hit hard in the pandemic given that it is a tier one supplier to Boeing and had to abandon its development of a regional jet. But in 2022 it benefitted from a reappraisal of its fortunes, as it remains the largest defense contractor in Japan and it is seen as a potential beneficiary of the World’s move to net zero carbon emissions. The shares rose 102%, in local currency terms in 2022. It had been the largest negative contributor to overall performance in 2021, with the share price down 13% and we had started 2022 buying more. Since the rapid advance in the shares during the year it has now reached our view of fair value and we have been using this share price strength to reduce our holding.

Another positive contributor in Japan was Mitsubishi UFJ Group (MUFG), our third best performer of the year. We often say that in Japan ‘out of necessity comes virtue’ and this has been the case with MUFG, the largest bank in Japan. In a world of negative interest rates their net interest income has been crushed, roughly halving over the last ten years. This has forced them to grow their international footprint in Southeast Asia (primarily Thailand and Indonesia), cut costs and return capital to shareholders via the dividend and share buy backs. But given the collapse in net interest income it has been an uphill battle. It could not prevent the decline in returns and a de-rating from over 1.0x price to book value in 2009 to less than 0.5x. We saw ample opportunity to improve shareholder returns, given they held a stake in Morgan Stanley that at times equated to over 40% of their entire market value. They also had capital gains on cross shareholdings which they have been actively reducing.

In late 2021, they announced the disposal of their US retail operations to US Bancorp for $8bn, which was completed at the end of 2022. This deal frees up capital that MUFG can return to shareholders. Our investment thesis for MUFG has never relied on an improvement in the macroeconomic backdrop although any increase in net interest margins would create further upside. The surprise move at the end of the year by the Bank of Japan governor Haruhiko Kuroda to lift its target band on the ten year Government bond from 0.25% to 0.50% seems

20	Litman Gregory Funds Trust

small but it is very significant in terms of macroeconomic backdrop and direction of travel. It signals the start of the end to MUFG’s long suffering battle against negative interest rates. The shares have re-rated positively but still trade on an attractive 0.65x price to book value.

In December we initiated a new position in CK Hutchison Holdings (CKH). This is a Hong Kong listed conglomerate controlled by the Li family, with a current market value of about $24 billion. We have followed this company for many years. We have watched from the side-lines, as the share price has fallen from a peak of over HK$120 in 2015 (with the merger of Hutchison Whampoa and Cheung Kong) to a low of $40 in November of 2022.

There is much on the face of it to deter global investors from CKH given its complexity, the uncertainty around Hong Kong’s future and the role of the controlling interests. But we believe that CKH is a collection of highly attractive assets (mostly European) on which the current discount has never been greater. CKH owns both majority and minority stakes in listed and unlisted businesses across five main industries: Retail, Ports, Infrastructure, Telecoms and Energy. It owns 75% of Watson, the world’s largest health and beauty retailer. It is one of the largest operators of ports globally. It is in telecoms, principally through the 3 Group in Europe but also in Asia. It has an infrastructure business in power generation, water and waste management and in Energy via its 16% stake in the Canadian-listed oil & gas company, Cenovus. The market valuation for the group equated to just the listed assets which account for some 40% of our gross asset value. This means that the value being attributed to its unlisted assets has turned negative for the first time (this includes some of its largest businesses in Retail, Ports and the 3 Group).

The historically high discount to our sum of the parts is attractive but what makes this a compelling investment is recent moves to create shareholder value. CKH has shown that it is not wedded to retaining ownership of these assets if it can create value for shareholders and it is engaging in significant portfolio restructuring. They are addressing the weakest part of their portfolio in the European telecoms space with the proposed merger of their UK assets with Vodafone’s for a minority stake in the combined UK business. We are receiving a 6% dividend yield and they are also buying back shares. CKH trades on a forward price to earnings ratio of just 5x, 5x EV/EBITDA and 0.3x price to. This is too cheap for a diversified group of relatively high quality and defensive businesses. One our conservative forecasts we see over 50% upside and a highly attractive total return of about 19% per annum.

In the month we also bought Henkel, the German based households products and chemicals company. It has three major divisions: Laundry and Home Care (35% of sales; with key brands Persil, Purex, Dixan and Sun), Beauty (20%; with key brands Schwarzkopf, Dial and Fa) and Adhesives (45%; key brands Loctite, Teroson and Pattex). Its biggest markets are Western Europe (30% of sales) and North America (27%). Henkel generates 40% of its sales from emerging markets.

Henkel is the global leader in industrial adhesives and this business has very attractive fundamentals. Adhesives represent a tiny part of the finished product but are often ‘mission critical’, together giving it strong pricing power. There is also a secular trend of growth here for industrial uses. One such area of growth is in autos, where demand from this industry accounts for around 20% of Henkel’s adhesive business. In the move to battery electric vehicles, it is estimated that Henkel’s content per car will nearly triple. We became very interested in Henkel at the start of the year, as the share price had fallen by 44% from its peak in 2017 after a series of profit warnings given underinvestment in some of its consumer brands (which flattered the sustainable operating margin) and concerns around raw material price increases in the consumer business. This effect on the share price was compounded in the year with the general malaise towards the German equity market. Market forecasts have now become more realistic and the quality of the Adhesives business can be seen with organic growth in the first nine months of the year coming in at c.14% (driven largely by price). The company has a strong balance sheet and therefore low financial risk. The company has been de-rated from 16x EV/EBITDA at the peak to around 8x today, with its historic median over the last 10 years being 12x. We have been conservative in our outlook but still see our investment in Henkel delivering a low-risk of about 15% return per annum from here which we think is attractive in the current market.

To fund these purchases, we used some of the cash we had in the portfolio and decided to sell the two smallest holdings in the portfolio in Nomura and Porsche. Whilst both had upside to our target valuations, our conviction in these holdings has diminished in recent months. Nomura has demonstrated poor fundamental performance for too long and the much hoped for transition to a more valuable advisory business has failed to materialise. We have been patient here, holding the shares for over 5 years and conducting deep due diligence with senior and operational management throughout. However, for a business that should have been geared to rising stock markets through until the end of 2021, the fundamental and stock price performance has been poor. Porsche SE has many attractions and was a much more recent purchase. The IPO of Porsche AG was a success in difficult markets and achieved a valuation of around 20x price to earnings for the luxury car business. However, we are increasingly concerned about the outlook for a business that relies heavily on sales to China. The VW Group (part owned by Porsche SE) is delivering historically high operating margins which we believe are not sustainable given the growing headwinds and longer-term industry outlook.

It is hard to stand apart from the crowd, particularly when performance is disappointing. It is this which ultimately underpins the long-term outperformance of Value over many previous decades. The duration of the relative drawdown in Value has been unprecedented and this created all manner of pressures on investors. Our culture and philosophical commitment to Value investing remains consistent. At the end of the year the portfolio had a weighted average upside of over 50% which remains high and attractive by historic standards. Our companies remain lowly valued with the overall portfolio on a forward price to earnings ratio of less than 9x on a weighted average basis, with strong fundamentals which gives us confidence that we will generate attractive long-term returns over the coming years.

Fund Summary	21

Portfolio Mix

The fund is built stock by stock from the bottom-up and can at times look very different from its benchmark. We believe this is key to generating excess long-term returns.

Over the last 12 months, the overall portfolio mix changed modestly.

•	The fund’s exposure to the consumer discretionary sector decreased over the course of 2022 due to eliminated positions in two automobile companies, Porsche Automobil Preferred and Toyota Motors.

•	Consumer staples exposure increased over the year. The fund entered new position in two names within this sector: LG Household + Health Care and Henkel AG & Co. KGaA.

•

The fund’s regional allocation did not change materially. The sale of Toyota Motors decreased exposure to Japanese equities, while purchasing LG Household + Health Care increased exposure to Asia ex. Japan.

By Sector

Fund
Finance	22.3%
Consumer Discretionary	3.1%
Information Technology	3.6%
Communication Services	4.6%
Health Care & Pharmaceuticals	14.8%
Industrials	22.5%
Consumer Staples	16.8%
Real Estate	0.0%
Utilities	3.8%
Energy	4.8%
Materials	0.0%
Cash	3.7%

By Region

Fund
Europe	63.5%
North America	0.0%
Asia ex-Japan	18.2%
Japan	14.3%
Latin America	3.9%
Africa	0.0%
Australia/New Zealand	0.0%
Middle East	0.0%
Other Countries	0.0%
* Cash is excluded from calculation.

By Region

US Equities	0.0%
Developed International Equities	82.7%
Emerging Market Equities	17.3%

22	Litman Gregory Funds Trust

iMGP Oldfield International Value Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP Oldfield International Value Fund from November 30, 2020 to December 31, 2022 compared with the MSCI EAFE Value Index, Morningstar Foreign Large Value Category and MSCI EAFE Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	23

iMGP Oldfield International Value Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022

Shares		Value

COMMON STOCKS: 92.3%

Brazil: 3.8%
113,700	Embraer S.A. - ADR*	$1,242,741

China: 4.7%
93,400	Alibaba Group Holding Ltd.*	1,032,590
87,670	CK Hutchison Holdings Ltd.	526,481

		1,559,071

France: 4.9%
16,708	Sanofi	1,606,045

Germany: 20.7%
35,081	Bayer AG	1,813,875
125,811	E.ON SE	1,256,464
51,891	Fresenius SE & Co. KGaA	1,457,420
16,789	Siemens AG	2,328,774

		6,856,533

Italy: 4.8%
111,960	Eni SpA	1,591,551

Japan: 13.8%
16,800	East Japan Railway Co.	958,471
29,800	Mitsubishi Heavy Industries Ltd.	1,183,318
291,000	Mitsubishi UFJ Financial Group, Inc.	1,962,666
121,075	Nomura Holdings, Inc.	448,807

		4,553,262

Netherlands: 4.7%
21,192	EXOR N.V.*	1,548,660

South Korea: 12.8%
19,326	KT&G Corp.*	1,398,441
2,930	LG H&H Co. Ltd.*	1,672,962
26,918	Samsung Electronics Co. Ltd.	1,177,197

		4,248,600

Sweden: 4.2%
136,565	Svenska Handelsbanken AB - Class A	1,377,935

United Kingdom: 17.9%
1,127,016	BT Group Plc	1,525,110
305,243	easyJet Plc*	1,196,612
3,712,685	Lloyds Banking Group Plc	2,036,099
427,370	Tesco Plc	1,157,174

		5,914,995

TOTAL COMMON STOCKS (Cost $29,608,000)		30,499,393

PREFERRED STOCK: 4.0%

Germany: 4.0%
19,099	Henkel AG & Co. KGaA - (Preference Shares)	1,328,682

TOTAL PREFERRED STOCK (Cost $1,335,055)		1,328,682

TOTAL INVESTMENTS (Cost: $30,943,055): 96.3%		31,828,075

Other Assets in Excess of Liabilities: 3.7%		1,214,463

NET ASSETS: 100.0%		$33,042,538

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

24	Litman Gregory Funds Trust

iMGP SBH Focused Small Value Fund 2022 Annual Report

The iMGP SBH Focused Small Value Fund declined 13.39% 2022, outperforming the 14.48% loss for the Russell 2000 Value benchmark but lagged the 10.42% loss for the Morningstar Small Value category. Since the fund’s July 2020 inception, the fund has an annualized return of 12.05%. Despite the attractive absolute gain, the fund is lagging the 17.27% return for the Russell 2000 Value benchmark and 19.87% for the peer category.

Performance as of 12/31/2022
	Average Annual Total Returns
	One- Year	Since Inception (7/31/2020)
iMGP SBH Focused Small Value Fund	-13.39%	12.05%
Russell 2000 Value	-14.48%	17.27%
Russell 2000	-20.44%	8.77%
Morningstar Small Value Category	-10.42%	19.87%
Gross Expenses : 1.48%, Net Expenses: 1.15%*

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com. Returns less than one year are not annualized. The Advisor has contractually agreed to limit the expenses of the fund through April 30, 2024. Without this limit the fund’s net expenses would be higher the return would be lower.

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

Key Performance Drivers

For calendar-year 2022, stock selection contributed to relative performance, but this was more than offset by sector allocation relative to the fund’s Russell 2000 Value benchmark. The fund modestly trailed the benchmark in each of the first three quarters of the year, but strongly outperformed in the fourth quarter. In the final three months of the year, the fund gained 14.20%, compared to 8.42% for the Russell 2000 Value benchmark.

The market was relatively strong in the fourth quarter even as the overall economy faced a more aggressive Federal Reserve (Fed) interest-rate policy. The loosening of supply chains in many areas and cooling inflation across almost all categories (except wages) have been a benefit to many of the portfolio’s holdings particularly those in Industrials and Consumer Discretionary. China remains a wildcard heading into 2023; however, the portfolio’s holdings with exposure to China handled the shutdowns from COVID outbreaks fairly well. Nevertheless, we are watching developments here closely. The European energy crisis has abated for the time being and we have lowered the portfolio’s exposure to this region given how unpredictable the cost structures of companies with larger operations in the European Union have become.

As we move into 2023, we believe the portfolio is invested in companies with the greatest opportunity to drive improvement in Return on Invested Capital (ROIC), even when factoring in a recession, the severity of which is hard to predict. We have positioned the portfolio in areas we believe will see continued demand regardless of a recession, such as infrastructure spending, reshoring investment, and Broadband spending programs. We have remained underweight regional banks and Financials given the uncertain credit backdrop that may emerge this year and we have added to the Real Estate sector with exposure solely focused on reshoring benefactors. Energy is an area we are watching closely in terms of adding more exposure; however, we are currently underweight. Industrials remain the largest sector overweight with much of the exposure in areas that are not as tied to economic cycles or that have secular drivers and strong management teams. Health Care is an underweight in the portfolio and will remain in that position due to Biotechnology now representing over half of the sector weight in the Russell 2000 Value benchmark.

Looking at attribution for the year, it is important to remember that this is a relatively concentrated portfolio that is built stock by stock and that sector weightings are driven by bottom-up fundamental stock-picking process. That said, we think it’s helpful to report on the shorter-term relative performance of both sector weights and stock selection to help shareholders understand the drivers of recent performance. It is also important to remember that the performance of a stock over a relatively short period tells us nothing about whether it will be a successful position; that is only known at the point when the stock is sold.

At the sector level, industrials had the largest contribution due to stock selection. Within the sector Sterling Infrastructure was a top performer with a 24.71% gain for the year. The thesis for owning Sterling was driven by the company management’s positioning the business to take advantage of emerging secular trends. Reshoring back to the United States for greater supply chain certainty has driven increased spending by customers, allowing the company to further build out its infrastructure. Sterling also has exposure to traditional infrastructure spending including roads, bridges, and airports, which should see solid demand for the next several years. As a result of its strong performance, the position was trimmed.

Fund Summary	25

Consumer discretionary was another contributing sector, due to stock selection. Modine Manufacturing nearly doubled in the calendar year (up 96.83%), and was the single largest contributor in the 12-month period. The decision to own the stock was driven by the company’s new CEO rapidly turning over management across the organization as it executes upon an 80/20 simplification strategy. When this strategy is successfully adopted by an organization, it leads to less complexity, stronger customer relationships, and a greater focus on pricing and improvements. Although Modine is still early in this process, there are positive signs due to this focus on profitability. Modine still remains the portfolio’s largest holding; however, the position has been trimmed given the outperformance.

Energy was the sector that detracted most from performance, due mainly to allocation. The fund, on average, had half the benchmark weight (3.25% vs. 7.20%) in what was by far the best-performing sector. Energy exposure in the benchmark was up 62.23%, compared to a 13.59% loss for the index. One energy holding, PDC Energy gained 34% in the period. The thesis for owning PDC Energy was driven by the company’s ability to successfully measure the returns of its drilling programs, which ultimately allowed them to generate significant cash flows and retire most of their debt. Higher oil prices post the Russia and Ukraine war lifted the entire energy complex resulting in PDC being a top portfolio performer in the 12-month period.

In terms of detractors, the materials sector had a negative impact. Within the sector, Glafelter Corp was the single largest detractor in the 12-month period. Glafelter continued to be under substantial pressure due to its manufacturing footprint having sizeable exposure to the European Union region, including many facilities in Germany. Given the natural gas and energy crisis that has unfolded in the company’s core manufacturing markets and higher-than-desired leverage, the position was sold from the portfolio in the fourth quarter.

Hain Celestial was amongst the largest detractors during the year. The company was suffering from rapidly rising energy prices in its large U.K. market, while also dealing with continued supply chain challenges stemming from the Russia and Ukraine war. Though some of these headwinds are easing, the recovery could take longer than we originally expected, the position was trimmed.

Faro Technology was a name that was sold from the portfolio. The rationale for exiting Faro centered on the company undergoing a near full refreshment of its product portfolio; however, supply chain issues and exposure to China raised concerns about the company’s ability to realize any sustainable ROIC improvement.

By Sector

Fund
Financials	16.8%
Consumer Discretionary	13.2%
Information Technology	6.9%
Health Care	4.2%
Industrials	32.9%
Consumer Staples	3.6%
Real Estate	8.1%
Energy	5.7%
Materials	6.4%
Cash	2.2%

By Market Cap

Small Cap	87.8%
Mid Cap	12.2%
Large Cap	0.0%

Summary Statistics

Market Cap Median (bn)	3.0
Weighted Average Market Cap (bn)	3.2
# of Holdings	41

26	Litman Gregory Funds Trust

iMGP SBH Focused Small Value Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP SBH Focused Small Value Fund from July 31, 2020 to December 31, 2022 compared with the Russell 2000 Value Index, Morningstar Small Value Fund Category and Russell 2000 Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	27

iMGP SBH Focused Small Value Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022

Shares		Value

COMMON STOCKS: 97.8%

Consumer Discretionary: 13.2%
53,544	American Eagle Outfitters, Inc.	$747,474
9,655	Carter’s, Inc.	720,360
28,472	Gildan Activewear, Inc.	780,133
103,144	Modine Manufacturing Co.*	2,048,440
17,813	Ollie’s Bargain Outlet Holdings, Inc.*	834,361
10,622	PVH Corp.	749,807
16,548	Steven Madden Ltd.	528,874

		6,409,449

Consumer Staples: 3.6%
134,306	Coty, Inc. - Class A*	1,149,660
37,679	Hain Celestial Group, Inc. (The)*	609,646

		1,759,306

Energy: 5.7%
16,576	Helmerich & Payne, Inc.	821,672
15,849	Murphy Oil Corp.	681,665
20,045	PDC Energy, Inc.	1,272,457

		2,775,794

Financials: 16.8%
27,332	Glacier Bancorp, Inc.	1,350,747
19,185	Hancock Whitney Corp.	928,362
29,813	National Bank Holdings Corp. - Class A	1,254,233
27,094	Pacific Premier Bancorp, Inc.	855,087
46,048	Seacoast Banking Corp. of Florida	1,436,237
14,441	SouthState Corp.	1,102,715
36,434	United Community Banks, Inc.	1,231,469

		8,158,850

Health Care: 4.2%
8,185	ICU Medical, Inc.*	1,288,974
38,178	Orthofix Medical, Inc.*	783,794

		2,072,768

Industrials: 32.9%
34,921	Apogee Enterprises, Inc.	1,552,588
30,475	AZZ, Inc.	1,225,095
53,066	CIRCOR International, Inc.*	1,271,461
14,931	EnerSys	1,102,505
34,622	KBR, Inc.	1,828,042
17,725	Mercury Systems, Inc.*	793,017
35,402	Quanex Building Products Corp.	838,319
11,233	Regal Rexnord Corp.	1,347,735
87,713	REV Group, Inc.	1,106,938
55,246	SP Plus Corp.*	1,918,141
19,433	SPX Technologies, Inc.*	1,275,776
53,762	Sterling Infrastructure, Inc.*	1,763,394

		16,023,011

Information Technology: 6.9%
24,939	Belden, Inc.	1,793,114
31,144	Progress Software Corp.	1,571,215

		3,364,329

Materials: 6.4%
29,501	Compass Minerals International, Inc.	1,209,541
69,667	Element Solutions, Inc.	1,267,243
8,980	Sensient Technologies Corp.	654,821

		3,131,605

Shares		Value

Real Estate: 8.1%
56,192	Equity Commonwealth - REIT	$1,403,114
39,614	STAG Industrial, Inc. - REIT	1,279,929
21,930	Terreno Realty Corp. - REIT	1,247,159

		3,930,202

TOTAL COMMON STOCKS (Cost $42,818,752)		47,625,314

TOTAL INVESTMENTS (Cost: $42,818,752): 97.8%		47,625,314

Other Assets in Excess of Liabilities: 2.2%		1,046,657

NET ASSETS: 100.0%		$48,671,971

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
*	Non-Income Producing Security.

The accompanying notes are an integral part of these financial statements.

28	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund 2022 Annual Report

The iMGP Alternative Strategies Fund (Institutional Share Class) was down 9.49%, compared to a loss of 13.01% for the Bloomberg US Aggregate Bond Index (the Agg), a loss of 2.97% for the Morningstar Multistrategy Category, and a 1.46% gain for the ICE BofA 3-Month Treasury Bill Index. Note: Given the phase-out of LIBOR indexes, the fund’s official benchmark has changed to the ICE BofA 3-Month Treasury Bill Index.

Performance as of 12/31/2022
	Average Annual Total Returns
	One- Year	Three- Year	Five- Year	Ten- Year	Since Inception (9/30/11)
iMGP Alternative Strategies Fund Instl	-9.49%	-0.04%	1.20%	2.62%	3.46%
iMGP Alternative Strategies Fund Inv	-9.65%	-0.26%	0.96%	2.38%	3.21%
ICE BofA US 3-Month Treasury Bill	1.46%	0.72%	1.26%	0.76%	0.69%
ICE 3 Month Libor	2.46%	1.09%	1.60%	1.09%	1.02%
Bloomberg Aggregate Bond Index	-13.01%	-2.71%	0.02%	1.06%	1.41%
Morningstar Multistrategy Category	-2.97%	1.65%	1.57%	2.42%	2.70%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Other share classes may impose other fees. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com. The Advisor has contractually agreed to waive a portion of its management fee through April 30, 2024.

Gross Expense Ratio:1.72% Net Expenses 1.44%, Adjusted Expenses 1.30%*

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

Since its inception on September 30, 2011, the fund’s annualized return is 3.5% with a volatility (standard deviation) of 4.9%, and a beta to the U.S. stock market of 0.23. The fund’s return – outperforming the 3-month Treasury Bill Index by about 280 basis points annualized — is below what we think is a reasonable expected-return range for the fund over the longer term, and the current measurement is at or near what we think will be a low point. The fund’s volatility has been toward the low end of our expected range of 4% to 8%, while its equity beta has been in line with our expectations. We believe the fund’s correlation to the Agg (currently about 0.4) will likely trend somewhat lower over time, back toward the range of zero it had showed as recently as 2021, especially given the addition of the Enhanced Trend strategy this year.

The “Risk/Return Statistics” table below provides these and other key performance metrics we track for the fund and its benchmarks.

iMGP Alternative Strategies Fund Risk/Return Statistics, 12/31/2022
	MASFX	Bloomberg Barclays Agg	Morningstar Multistrategy Category	HFRX Global Hedge Fund	Russell 1000
Annualized Return	3.46	1.41	2.70	1.84	13.56
Total Cumulative Return	46.57	17.06	34.96	22.71	318.10
Annualized Std. Deviation	4.78	3.94	4.26	4.16	14.81
Sharpe Ratio (Annualized)	0.58	0.19	0.47	0.28	0.89
Beta (to Russell 1000)	0.27	0.07	0.26	0.23	1.00
Correlation of MASFX to	1.00	0.32	0.90	0.85	0.83
Worst 12-Month Return	-10.04	-15.68	-5.71	-8.19	-19.13
% Positive 12-Month Periods	0.79	0.67	0.74	0.68	0.88
Upside Capture (vs. Russell 1000)	26.36	7.71	24.85	20.75	100.00
Downside Capture (vs. Russell 1000)	27.01	5.03	29.38	27.48	100.00
Upside Capture (vs. AGG)	78.89	100.00	66.07	43.08	238.62
Downside Capture (vs. AGG)	24.50	100.00	25.00	14.35	13.91
Performance quoted represents past performance and does not guarantee future results.
Since Inception (9/30/2011)

Portfolio Commentary

The Alternative Strategies Fund returned -1.07% in the second half of the year, and 0.93% in the fourth quarter, bringing losses for the calendar year back to the single digits (-9.49%). The fund held up better than traditional assets on the year, beating the S&P 500’s 18.1% loss, high yield bonds’ 11.2% drop, and the Agg’s stunning 13.0% decline. There are no parties being thrown in the office for this result, but in a year as challenging as 2022, sometimes you have to appreciate the (very) small victories. The bright spots for the year were Blackstone

Fund Summary	29

Credit Systematic Group’s (fka DCI) more than 4% return on their long-short credit portfolio, and Water Island’s merger and event-driven sleeve’s nearly 1% gain. FPA was down slightly more than 10%, not surprising given the significant losses for equities globally. Our addition of DBi’s Enhanced Trend strategy (trend following complemented by an equity hedge component) proved unfortunately timed, as November produced the worst performance of the year for trend following strategies, with the result that DBi’s portfolio was down over 5% in its inaugural quarter. Of course we wish we had finished our work earlier in the year so we could have enjoyed the benefits the strategy would have provided for most of the year, but we view the allocation as a long-term strategic position and expect that it will add considerable value over time, despite the early losses. Crucially, we expect it to add the most value in market regime changes like we experienced in 2022, when other strategies – even ones that traditionally perform reasonably well in “normal” bear markets – may struggle. The relative disappointments of course were the low- to mid-teens losses suffered by the long-biased fixed income managers, Loomis Sayles and DoubleLine.

On the flip side of that coin, however, losses in fixed income markets that impacted those managers have produced the excellent opportunity set they currently see. We mentioned some of the underlying subadvisor portfolio metrics last quarter, and we would again highlight how compelling the opportunistic fixed income portfolios are. In fact, as we recently announced, as of early January we implemented a tactical overweight to DoubleLine to take advantage of the opportunity in securitized credit, specifically. As investors familiar with the fund know, we maintain a very high bar to deviate from our strategic allocations, but we find this to be a situation that easily clears that bar. You can find more detail about the move at https://imgpfunds.com/alternative-strategies-fund-allocation-change

On a blended basis, using portfolio metrics as of December 31, 2022, but with the updated subadvisor allocations, the combination of DoubleLine and Loomis Sayles (42% of the fund collectively) has a yield of over 10% and a duration under four years. This seems to us to be a very strong tailwind for performance going forward. Much of what we wrote last quarter about the strong opportunity sets for other subadvisors remains true, if slightly diminished, as reflected by the positive performance for those managers in Q4. Those relative changes in the opportunities available to the subadvisors also factored into our decision to overweight DoubleLine.

As fellow shareholders, we are well aware that 2022 was a painful year, but we believe the slight gain in the fourth quarter is just the first step on a longer road to significantly higher returns to come in future quarters. We obviously can’t forecast the timing or level of gains (or losses), and the path is never a straight line, but we are as excited about the fund’s potential going forward as we have been in quite some time. We hope you share our enthusiasm. We look forward to reporting back to you after the first quarter, hopefully with continued positive momentum, and we wish everyone a happy, healthy, and prosperous new year.

Performance of Managers

Two of the five managers who were part of the fund for the full year produced positive returns, with Blackstone Credit Systematic Group gaining 4.98% and Water Island up 0.52% for the year. On the negative side, full year performance for FPA was down 10.21%, Loomis Sayles lost 12.10%, and DoubleLine declined 16.62%. The DBi Enhanced Trend strategy fell 5.65% in its first quarter as part of the fund. (All returns are net of the management fee charged to the fund.)

Strategy Allocations

At year end, the fund’s capital was allocated according to its new strategic targets: 20% each to DBi and DoubleLine, 18% Water Island, 15% each to Blackstone Credit Systematic Group and Loomis Sayles, and 12% to FPA. However, as discussed earlier, as of January 10th, we implemented a tactical overweight to DoubleLine’s sleeve. The current allocations are 27% to DoubleLine, 17% each to DBi and Water Island, 15% to Loomis Sayles, 13% to Blackstone Credit Systematic Group, and 11% to FPA. We use the fund’s daily cash flows to bring the manager allocations toward their targets when differences in shorter-term relative performance cause divergences.

Manager Commentaries

Blackstone Credit (DCI)

The Blackstone Long-Short Systematic Credit Managed Account (the “Account”) returned almost 5% for 2022 against a backdrop of negative market moves. The S&P 500 returned -19% and the Bloomberg US Aggregate Bond Index returned -13% for the year. Credit returns followed suit to drop notably on the year, with corporate indices sunk by an unprecedented double whammy of losses from dramatically higher Treasury yields and concomitantly wider credit spreads.

The huge index and market moves, as well as their sharp gyrations throughout the year, underscored the value in the strategy’s systematic market neutral portfolio construction, which effectively limited the portfolio’s volatility and insulated it from beta moves. The portfolio’s rate hedging was offsetting and left the net return for the year about flat, after making a negative contribution in H1. The credit beta hedging was close to flat on net for the year.

As always, portfolio performance is driven by our proprietary model-driven security selection. Both the bond and CDS (Credit Default Swap) sleeves contributed positively. Alpha performance was strong for the year, especially in Q4, driven by the short side of the portfolio amidst a backdrop of idiosyncratic credit deterioration. Short positioning in retail and home building and tech provided the largest boost, while longs in industrials, healthcare, and energy were negative contributors. The portfolio was notably well hedged over the period and portfolio gains were broad-based.

With credit deterioration a market theme, the portfolio’s underweight to high-default-probability names and tilt into stronger credit-quality has been particularly valuable. We expect this to continue as we see the market environment as supportive of future convergence in our

30	Litman Gregory Funds Trust

credit selection, with dispersion in fundamentals and default probabilities both elevated and varied, and we anticipate that the positive alpha loadings in the portfolio should pan out as the market transitions to economic retrenchment in the first half of the year.

DBi

The Enhanced Trend portfolio declined approximately 5.7% during the fourth quarter (its first quarter as part of the Fund). Better than expected inflation data reversed multiple trends across asset classes. The trade weighted US dollar gave back all gains from the previous quarter, the Euro was the primary detractor as it surged 8%, and the long dollar position was reduced by quarter end. Equities initially rallied during the first half of the quarter but faded as Federal Reserve guidance remained hawkish. The whiplash caught other positions off guard as well, gold rose 10% in the quarter, but that commodity had been in a downtrend since March so the portfolio entered the quarter short and took time to change direction. Net long positions in small and midcap stocks did help to dampen losses as did a short crude oil position, which fell over 11% during the last two months of the quarter. A rise in short term yields also helped to partially offset detractions coming from volatile moves in longer dated treasuries.

In 2022, the regime shift in inflation kicked into gear. The “inflation trade” began in early 2021 as a highly contrarian macro call by hedge fund legend Stan Druckenmiller: that a convergence of monetary easing (“Fed will let the economy run hot”), fiscal profligacy (Democrats win Georgia) and pent-up demand post-Covid would trigger the return of inflation. His radical prediction, as DBi wrote about at the time, was that inflation could hit 4-5%.

Initially, few traditional market strategists agreed. After all, a decade of extreme money printing and government spending had failed to light the inflation fire – an awkward outcome for an economics community whose models predicted otherwise. Contrarians who had stuck their necks out years earlier were, at best, labeled Cassandras and, at worst, unemployed. Most traditional portfolios were replete with “low rates forever” bets: whether to support FAANG (Facebook, Amazon, Apple, Netflix, Google) P/E ratios in the S&P 500, near zero (and sometimes negative) fixed income yields or low single digit cap rates in real estate. And those portfolios – built on ten- and twenty-year capital markets assumptions – were designed to move very slowly, run by allocators who are supposed to be calm, steady hands through flighty shifts in market sentiment.

That disconnect defines a regime shift: a sudden macro pivot in an investment world built to move slowly. It also explains why hedge funds – many, but clearly not all – prospered. Some macro funds posted triple digit returns. Managed futures funds detected the signs early, rode the trade for eighteen months, gained 20% last year and delivered half a decade of alpha. More flexible fundamental investors – obviously not tech-focused hedge funds, who were and are structurally neck deep in the low rates trade – de-risked early or pivoted into markets, whether value or non-US, that were historically cheap after a decade of underperformance. Short positions in government bonds and certain currencies – outside the reach of long only allocators – became the “new” inflation hedges after the old playbook (gold, inflation-linked bonds and real estate) failed.

The consensus view today is that inflation has peaked, the global economy will slow and central banks will start cutting rates in a few quarters. That may turn out to be accurate; yet the consensus view often is wrong and flips suddenly based on new data and events. Our gut tells us that this plays out over years: central banks have years of unwinding in front of them; governments will remain addicted to spending even with more punishing borrowing costs; deglobalization will ripple through labor markets, supply chains and corporate profits; the geopolitical backdrop is somewhat frightening with polarization and a land war in eastern Europe; and social and political unrest is likely to spread as inflation bites. DBi’s hope is that hedge funds continue to find ways to protect capital – and better yet, profit – as opportunities present themselves – and that investors in the strategy can hitch along for the ride.

DoubleLine

The investment environment during 2022 was one of the most challenging periods on record. In response to soaring inflation readings, the Federal Reserve raised its policy rate by 425 basis points, sending US Treasury yields, fixed income credit spreads, and equity risk premia substantially higher. In addition, the Russian invasion of Ukraine and the COVID zero policy in China added geopolitical uncertainty to an already cautious global market. Liquidity conditions were generally poor and consumer credit trends began to deteriorate towards the latter portion of the year. In total, the S&P 500 Index fell 18.11%, the Bloomberg US Investment-Grade Corporate Bond Index fell 15.76%, and the Bloomberg US Aggregate Bond Index fell 13.01%. The Opportunistic Income Portfolio underperformed its benchmark, the Bloomberg US Aggregate Bond Index.

The primary driver of the Portfolio’s relative underperformance was asset allocation. Specifically, the Portfolio consistently held more credit assets than the Index, consistent with its opportunistic mandate, which hindered relative performance as credit spreads widened sharply throughout the year. The Index perennially maintains a roughly 40% allocation to US Treasury securities, which only experienced duration-related price declines and outperformed fixed income credit exposures of comparable maturity.

The top-performing sectors in the Portfolio were CLOs( Collateralized Loan Obligations), Bank Loans, and non-Agency CMBS (Commercial Mortgage Backed Securities). The CLO and Bank Loan allocations naturally benefitted from their floating rate coupons which periodically reset higher with rising front-end rates throughout the year. The Non-Agency CMBS allocation maintained some floating rate structures, but also benefitted from underlying loan-level resolutions in CMBS trusts which are a credit-positive event. The worst-performing sectors in the Portfolio were long duration US Treasury and Agency MBS (Mortgage Backed Securities) exposures. These assets experienced duration-related price declines and the Agency MBS also experienced some spread widening throughout the year.

Fund Summary	31

Looking ahead to 2023, the fixed income asset class looks more attractive than it has in at least 10 years. Interest rates are high and credit spreads are wide, offering substantial cushion from interest income to help offset any adverse duration impacts. In addition, inflation gauges appear to be moderating and the Federal Reserve has remained steadfast in its commitment to get price pressures under control. The investment team spent most of 2022 systematically upgrading the quality of its credit holdings in anticipation of a more challenged risk asset market in 2023. With almost 20% of Fund assets consisting of government-backed securities and the remainder consisting of a diversified mix of secured and low leverage credit exposures, the Fund is appropriately positioned to withstand a prolonged period of high financing costs.

FPA

Performance Overview

The strategy’s trailing twelve-month performance was down over 10%. However, the strategy captured just 59.3% of the average of the S&P 500 and MSCI ACWI NR’s (“MSCI ACWI”) decline in the trailing twelve months, outperforming its 73.5% average net risk exposure.1

Portfolio discussion

Exhibit B: Trailing Twelve-Month Contributors and Detractors as of December 31, 20222

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
Glencore	0.64%	2.0%	Alphabet	-2.39%	5.0%
US Farming Realty Trust	0.49%	0.8%	Meta Platforms	-1.83%	1.7%
Sound Holding (shipping investment)	0.36%	0.9%	Charter Communications	-1.19%	1.9%
LPL Financial	0.34%	1.1%	Comcast	-1.06%	2.9%
American International Group	0.31%	2.6%	Amazon	-0.87%	1.5%

	2.15%	7.5%		-7.34%	13.0%

In the last twelve months, the portfolio’s top five performers contributed 2.15% to its return, while its bottom five detracted 7.34%.

American International Group (AIG) This year, AIG successfully IPO’d a portion of its life business, an important step on the way to becoming a pure property & casualty company. The company’s general insurance operations demonstrated another year of improved underwriting and profitability.3

Amazon declined in price during the year as it became apparent that, having doubled the footprint of the company’s retail infrastructure coming out of Covid4, the company had expanded too aggressively. The investment community is similarly concerned that the company’s cloud business, AWS, is likely to be negatively impacted by general economic malaise, which would result in a growth rate lower than that of the recent past. Taking a long-term view, we envision both AWS and retail growing over the coming years, complemented by a high margin advertising business. Looking forward, we expect the company to benefit from positive operating leverage under the keen eye of CEO Andy Jassy, who has proven himself as a results-oriented leader in his former position as head of AWS. Though the valuation looks rather rich to us at the moment on near-term results, if we are correct in our thesis, the valuation at present prices will look to have been a bargain in hindsight.

[1]

Risk assets are any assets that are not risk free and generally refers to any financial security or instrument, such as equities, commodities, high-yield bonds, and other financial products that are likely to fluctuate in price. Risk exposure refers to the Fund’s exposure to risk assets as a percent of total assets.The Fund’s net risk exposure as of December 31, 2022 was 73.2%.

[2]

Reflects the top five contributors and detractors to the Fund’s performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by the portfolio management team during the quarter. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee, nor is it indicative, of future results.

[3]	https://www.reuters.com/markets/us/aig-unit-corebridge-raises-17-bln-years-largest-ipo-2022-09-14/
[4]	https://www.businessinsider.com/amazon-warehouse-expansion-slowed-still-towers-over-competitors-2022-12

32	Litman Gregory Funds Trust

Exhibit C: Portfolio Composition5

Risk Asset	Q4 2022	Q3 2022	Q4 2021
Common Stock, Long	65.9%	64.1%	73.4%
Common Stock, Short	0.0%	0.0%	-1.4%
Credit, Long	4.8%	5.3%	1.2%
Credit, Short	0.0%	0.0%	-0.2%
Other	2.5%	2.1%	0.8%
Exposure, Net	73.2%	71.5%	73.7%

We came into 2022 conservatively postured with net risk assets at 73.7%. We added four new positions to the Fund and exited three in the quarter. Despite that, the Fund ended 2022 with net risk exposure of 73.2%.

Markets & Economy

In an effort to tame 2022’s high inflation (6.5% in the US and 8.9% globally)6, Central Banks forcefully reacted by increasing interest rates, with the US Fed Funds rate increasing during the year from 0.25% to 4.33%. 1-year US Treasury Bills followed suit, increasing from 0.38% to 4.49%. An increase of more than 4 percentage points was the largest increase since 1980.7 While interest rates were bound to eventually increase, we just as well could have argued that might have occurred years earlier. Interest rates are the price of money – effectively the price paid for its use for a prescribed period of time. The higher the rate/price, the lower the asset value –all else being equal. This largely explains 2022’s declines in both stocks and bonds. While stocks had their worst year since 2008, bonds failed to offer the protection to which investors have become accustomed for these past four decades with the Bloomberg US Aggregate Bond Index declining -13.0% last year.8 This has led to the return of some market rationality. Even negative yielding bonds disappeared for the first time since 2010.9

While interest rates will always be a driver of returns, along with the inextricably linked economic growth and pace of inflation, your portfolio managers have greater clarity of how the companies in which we invest on behalf of the Fund might perform over time than we do of macroeconomic considerations. We believe very few managers have exhibited consistent and long-term success in trading the market predicated on such global variables.

US stock valuations are trading about in line with their 25-year average as can be seen in the table below.

Exhibit D: S&P 500 Valuations10

	Year-end 2022	25-year Avg.
Forward P/E	16.7x	16.8x
Shiller’s P/E (CAPE)	28.0x	27.9x
Dividend Yield	1.8%	2.0%
Price to book	3.4x	3.1x
Price to cash flow	12.4x	11.2x	*

[5]

Risk Assets include all investments excluding cash and cash equivalents. Net Risk Exposure is the percentage of portfolio exposed to Risk Assets. The “Common stock, long” equity exposure and the Fund’s “Exposure, Net” include a 4.5% allocation to a SPAC basket consisting of 72 SPAC investments as of December 31, 2022. The SPAC basket is counted as one holding in the ‘No. of Long Equity Positions.’ Portfolio composition will change due to ongoing management of the Fund. Please see Important Disclosures for a description of the potential risks of investing in SPACs.

[6]	Source: Bureau of Labor Statistics. As of December 31, 2022.
[7]	Source: FRED. As of December 31, 2022.
[8]	Source: Bloomberg. As of December 31, 2022.
[9]

Source: Financial Times, Bloomberg. As of December 31, 2022. There were no negative yielding bonds (> 1 year maturity) per Bloomberg at year-end 2022. https://www.ft.com/content/35779b15-ca04-441a-bc3f-507b030ed45f Past performance is no guarantee, nor is it indicative, of future results.

[10]

As of December 31, 2022. Source: Factset, Federal Reserve Bank, Robert Shiller, Standard & Poor’s, J.P. Morgan Asset Management Guide to the Markets. Forward Price to Earnings is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. * Note: Price to cash flow is a 20-year average due to cash flow data availability.

Fund Summary	33

Stock valuations outside the US continue to trade less expensively as noted in the table below.

Exhibit E: Global Forward P/E Ratios11

	Year-end 2021	Year-end 2022	25-year Avg.
US	21.2x	16.7x	16.8x
Japan	14.7x	12.2x	19.7x
Europe	14.6x	11.9x	14.9x
Emerging Markets	11.8x	11.7x	11.8x
China	11.7x	10.8x	12.5x

While we cannot predict the future, we would not be surprised if additional economic weakness and (finally) a credit event might occur prior to a sustained market rebound. Higher borrowing costs due to a higher cost of capital (elevated interest rates and a larger risk premium) combined with a potentially weaker economy has historically translated into more borrowers defaulting on their debt obligations. Credit spreads (the “risk premium” mentioned above) are still tighter than historical levels. High-yield spreads ended 2021 at 2.8%, peaked at 5.8% in early July, but ended 2022 tighter at 5.1%. Past credit cycles have seen much wider spreads; e.g., 10% in 2002, 16% in 2008, 8% in 2011, 9% in 2020. Should defaults increase from the current 1.6% to anywhere close to its long-run average of 3.6%, then we would expect that credit spreads would widen, resulting in higher yields.12

Exhibit F: High Yield Bonds Credit Spread & Default Rate13

In the past, a credit event would have allowed us the opportunity to take advantage of higher yielding bonds and distressed debt. While we hope to increase the Fund’s historically low credit exposure, we will do so cautiously given that borrowers have taken advantage of the terms from lenders that allow a greater flexibility to avoid bankruptcy than we have seen heretofore. Historically weak debt covenants have been the result.

[11]

As of December 31, 2022. Source: Factset, MSCI, Standard & Poor’s, J.P. Morgan Asset Management Guide to the Markets. Forward Price to Earnings is a version of the ratio of price-to-earnings (P/E) that uses forecasted earnings for the P/E calculation. The Fund does not include outperformance of any index or benchmark in its investment objectives. Please refer to the Important Disclosures for the representative indices used for each geographic market shown in the table

[12]	Source: FRED and J.P. Morgan Asset Management Guide to the Markets. Long-run average is based on monthly historical data beginning in January 1990.
Past performance is no guarantee, nor is it indicative, of future results.
[13]

As of December 31, 2022. Source: J.P. Morgan Asset Management Guide to the Markets. Long-run average is based on monthly historical data beginning in January 1990. Default rates are defined as the par value percentage of the total market trading at or below 50% of par value and includes any chapter 11 filings, prepackaged filing or missed interest payments. The default rate is the last twelve-month figure and tracks the percent of defaults over that period. Spread-to-worst is the difference between the yield-to-worst of a bond and the yield-to-worst of a US Treasury security with a similar duration. Recovery Rate is the extent to which principal and accrued interest on defaulted debt can be recovered, expressed as a percentage of face value. High-yield is represented by the J.P. Morgan Domestic High-yield Index.

Past performance is no guarantee, nor is it indicative, of future results.

34	Litman Gregory Funds Trust

Exhibit G: Weak Covenants14

Covenant-light agreements have already led to companies stripping collateral out of the company that would normally have been collateral to protect the lender (i.e., a “carve-out”). For example, J. Crew carved out the valuable Madewell brand to the benefit of the company’s private equity investors. It has also fomented lender-on-lender violence, which allows a borrower to give preference to one subset of creditors at the expense of another. Serta Simmons, for example, advantaged one cohort of lenders in the same class by having them lend the company additional money that was senior to the existing debt and allowing these lenders to exchange their prior debt into this new senior paper. In both the J. Crew and Serta Simmons cases, there were some very unhappy lenders.15

Closing

We think lower valuations and higher bond yields help position us to take advantage of any continued market weakness. We hope to “lean in” to price declines in the same way that we have in prior cycles with the goal of driving equity-like rates of return while avoiding permanent impairment of capital. Thank you for your support. We don’t take it cavalierly that you have entrusted a portion of your capital to us to steward. It is up to us to repeatedly earn that trust. Uncovering, researching, and selecting the asset classes and securities across geographies that might best serve the Fund forms the foundation of our quotidian existence.

Loomis Sayles

MARKET CONDITIONS

The global bond market suffered pronounced weakness in 2022. Coming into the year, investors were already on edge as the investment community slowly began to understand that inflation would not be as “transitory” as initially expected. The outlook grew even more challenging after Russia’s invasion of Ukraine caused a jump in commodity prices and additional disruptions in global supply chains. Consumer price inflation (CPI) further increased as a result, with year-over-year gains of more than 8% in each monthly report of the second quarter. Inflation stayed elevated for the rest of the year before showing signs of cooling in the fourth quarter. Still, CPI remained above 7% in both the October and November reports, well above the Fed’s 2% target.

[14]	Chart as of August 31, 2022. Source: The 2023-2024 Credit Cycle Public & Private Credit Markets Outlook & Opportunities Q4 White Paper page 6. Marathon Asset Management.
[15]

Sources: Serta, June 11, 2020: https://nypost.com/2020/06/11/leon-black-suing-mattress-giant-serta-simmons-over-unlawful-scheme/; J. Crew, May 4, 2020; https://www.prnewswire.com/news-releases/jcrew-group-inc-announces-comprehensive-agreement-to-deleverage-balance-sheet-and-position-jcrew-and-madewell-for-long-term-profitable-growth-301051688.html

Past performance is no guarantee, nor is it indicative, of future results.

Fund Summary	35

These developments prompted the US Federal Reserve (Fed) and other major central banks to tighten monetary policy aggressively. The Fed, in addition to ending its stimulative quantitative easing policy, raised interest rates at seven consecutive meetings from March onward. The benchmark fed funds rate, which stood in a range of 0% to 0.25% at the start of 2022, finished the year at 4.25%—4.50%. This represented the most aggressive increase in short-term rates since the early 1980s.

PORTFOLIO REVIEW

The portfolio significantly underperformed its benchmark, the three-month Libor Index, which returned 1.36%. The Fund’s negative performance was diversified across several sectors, with the majority generated from high yield corporate bonds, investment grade corporate bonds, and securitized assets. Emerging market debt, dividend equities, and convertible issues also weighed on performance to lesser extents. These losses were partially offset by gains within our global rates allocation.

Our high yield corporate exposure detracted from performance during the period. Risk sentiment was generally negative for the year and bond spreads widened during the period. The category was broadly helped by lower interest rate sensitivity and larger benefit from income relative to investment grade corporates. Within the portfolio, communications and consumer energy names particularly weighed on performance.

US investment grade corporate bond spreads meaningfully widened over the year, in addition to suffering from the uptrend in prevailing yields. Rising spreads were the result of investors’ declining appetite for risk and concerns about the impact of slowing economic growth. Within the portfolio, investment grade corporates negatively impacted performance, with financial and communications names being primarily responsible.

Securitized credit markets generally moved in sympathy with other risk assets for the year. However, the category’s lower duration worked in its favor relative to the broader bond market. Within the portfolio, our allocation to securitized assets weighed on performance. The allocation to ABS issues was primarily responsible for the sector’s negative impact on annual performance, with NARMBS and CMBS also detracting.

OUTLOOK

Our view is that the credit cycle is in the late stage, with the resilience of inflation moving into focus. While we may have moved past “peak inflation,” the pace with which inflation recedes from here remains a major question. The yield curve has maintained steep inversion across certain maturities for some time. Historically, this phenomenon has been thought to indicate recession. The timing of a potential downturn, however, remains highly uncertain. As such, we expect the economy to show more signs of recession as 2023 progresses.

Growth expectations have moved lower due to weaker manufacturing and housing metrics. The labor market also remains tight; characterized by higher wages, cost-of-living adjustments, and favorable dynamics for workers. Despite any challenges, consumers are maintaining strong levels of excess savings and healthy spending. We believe that a healthy consumer combined with strong corporate fundamentals and a strong banking system should help provide a floor to economic activity and contain defaults to some degree.

Water Island

In the past year, several factors – including geopolitical conflict, soaring inflation, recession fears, lingering after-effects of the COVID-19 pandemic, and the sharpest rise in interest rates since the 1980s – slashed confidence and escalated uncertainty amongst boardrooms and investors, helping deliver the worst-performing year for the bond market and fourth-worst performing year for the stock market in more than 80 years.

Such a tumultuous year was certainly not easy for mergers and acquisitions (M&A), as there were many headwinds to dealmaking. While 2022 began with near-record levels of announced M&A for the first six months of the year, extending the record-setting pace of 2021, deal flow slowed meaningfully in the second half as confidence waned. Yet despite the slowdown, the total level of deal flow for the year remained consistent with historical averages. Furthermore, as we approached year-end and the rate of inflation began to ebb, confidence grew that the Federal Reserve would pull back on future interest rate hikes and the pace of consolidation began to accelerate.

In this environment, our strategy succeeded in generating a differentiated return stream and preserving investor capital. Over the course of the year, our sleeve of the portfolio invested in 134 new deals while 150 events exited the portfolio, participating in a total of 191 distinct events (inclusive of positions already in the portfolio at the start of the year), of which 70% contributed positively to returns during the period. While hard catalyst merger arbitrage investments contributed to returns, the fund incurred losses overall in our soft catalyst special situations positions. At year-end, 98% of the portfolio was allocated to merger arbitrage with 2% allocated to special situations. Within the merger arbitrage allocation, the vast majority of M&A deals were struck as all-cash deals (93% of merger arbitrage positions), with approximately 1% of the merger arbitrage positions in all-stock deals and 6% in cash-and-stock deals.

The top performing position in our sleeve of the fund for 2022 was our merger arbitrage investment in Change Healthcare Inc by UnitedHealth Group Inc. In January 2021, Change Healthcare, a US-based medical software and technology provider, agreed to be acquired by OptumInsight, a subsidiary of UnitedHealth Group (which also owns the country’s largest health insurer) providing medical information technology services, for $8.8 billion in cash. After a lengthy regulatory review, the US Department of Justice (DOJ) sued to stop the

36	Litman Gregory Funds Trust

transaction in February 2022, alleging the combination would harm competition in multiple markets. In September, however, a federal judge ruled against the DOJ’s attempt to intervene in the deal, allowing the merger to proceed. The deal subsequently closed early in Q4, leading to gains for the fund.

Other top contributors included the acquisition of Xilinx Inc by Advanced Micro Devices Inc and Elon Musk’s acquisition of Twitter Inc. The Xilinx deal experienced volatility in its spread throughout its timeline, largely due to delays in receiving regulatory approval from the State Administration for Market Regulation (SAMR) in China – a jurisdiction where antitrust reviews are a notoriously opaque process, yet where regulatory approval was a required condition to complete the deal. The companies ultimately received approval from China in February 2022 and the merger subsequently closed successfully, leading to gains for the fund. Musk, in a clear case of buyer’s remorse, attempted to back out of the Twitter deal and was set to plead his case before the Delaware Court of Chancery, only to capitulate and agree to close the transaction at its original contractual terms. Our analysis of the strength of the merger agreement (and thus Musk’s likelihood of losing in court) gave us the confidence to maintain exposure to this deal and spread volatility throughout its timeline allowed us to trade around the position and add exposure at attractive rates of return. The fund was rewarded when the deal was completed in Q4 2022.

Conversely, the largest detractor in our sleeve of the fund during the year was our position in the failed merger of Momentive Global Inc and Zendesk Inc. In October 2021, Zendesk – a US-based developer of software for customer support and customer communications – agreed to acquire Momentive Global – a US-based developer of software for conducting web-based surveys – for $4.1 billion in stock, after an activist investor in Momentive pushed for a sale process. In January 2022, however, yet another activist investor – this time at Zendesk – began to push Zendesk’s board of directors and management to reject the acquisition, believing the company should instead be put up for sale itself. The very next month, Zendesk management rejected an offer from a private equity consortium that would have valued the company at $17 billion – yet Zendesk shareholders appear to have agreed with the activist, as they overwhelmingly rejected the Momentive deal mere days later. We maintained our Momentive exposure based on the reemergence of the initial activist and the proxy background of the Zendesk merger, which indicated there were at least two other interested parties who put forth bids for the company before Zendesk won the sale process. Since the Zendesk termination, more activists have accumulated shares in Momentive with the aim of pushing the company to sell, and while the company has active suitors, ongoing volatility in the broader market and in Momentive’s share price has made it difficult to reach an agreement on valuation (i.e., price multiple) and deal structure (i.e., cash vs. stock), which has caused mark-to-market losses for the fund.

Other top detractors included two additional broken deals: the failed acquisition of Rogers Corp by DuPont de Nemours Inc and the failed acquisition of Magnachip Semiconductor Corp by Wise Road Capital. After a lengthy regulatory review in China, DuPont opted to walk away from its acquisition of Rogers rather than extend the timeline when the deal’s termination date was reached without having received approval from SAMR. In a similar situation, Magnachip and Wise Road mutually agreed to part ways after they failed to receive approval from the Committee on Foreign Investment in the United States (CFIUS) in a timely manner. In both scenarios we have opted to maintain exposure as we believe there is potential for additional suitors to emerge and/or for the companies to trade at more normalized multiples, though we are following our deal break protocols and would take advantage of any strength to pare exposure or trade around our positions.

While cash has been the most prevalent form of payment in M&A for several years, we believe sellers may increasingly seek to receive a stock component in deal consideration, hoping to recoup some of last year’s losses should the market recover after their deals settle. Conversely, buyers may look to strike more deals with less common forms of consideration, such as a long-term contingent value right component, which can boost a deal’s value several years after close based on the performance of a certain asset. Such uniquely structured transactions can always be topped by the certainty of cash, however, leaving them vulnerable to topping bids. More frequent competitive bidding scenarios may emerge if boardroom confidence improves more broadly and buyers in a position of strength have differing views on valuations (as is often the case following a significant market dislocation).

We believe the pickup in M&A activity near year-end bodes well for deal flow in the year ahead. When the path to organic growth is uncertain, companies often look to grow through M&A. With valuations still depressed, companies may seek to opportunistically make acquisitions at historically low multiples. The most active sectors for consolidation in the months ahead are likely to be those that experienced the worst drawdowns in 2022, such as technology and healthcare. Pharmaceutical and biotechnology companies in particular are under pressure from shareholders to engage in more M&A, and the industries’ biggest players have been sitting on piles of cash. We expect private equity acquirers to remain active as well, given their historic dry powder levels, but such deals may require increased equity and direct-lender participation at this stage of the cycle.

Going into 2023, all eyes are on Microsoft’s $69 billion acquisition of videogame developer Activision Blizzard, which the Federal Trade Commission (FTC) has sought to block. Other competition regulators, including those in the UK and European Union, have also raised antitrust concerns. While Activision shares are trading around 20% below the offer price, the company is still generating analyst buzz even in a scenario where it remains a standalone company, which could potentially mitigate downside in the event of a deal failure. That risk-reward profile makes it a compelling bet for arbitrage investors. We anticipate regulatory scrutiny of M&A transactions to continue to rise in 2023, with sellers demanding stronger regulatory contract provisions and anticipating longer deal timelines. That said, antitrust regulators have suffered recent losses in court – with Change Healthcare’s victory reinforcing historical precedent, even as regulators attempt to take a novel view of antitrust. We believe this could provide corporations the confidence to push back against overzealous regulators rather than balk and walk away.

Fund Summary	37

We anticipate the market environment will remain characterized by uncertainty and volatility in the near term. As such, we intend to continue to heavily tilt the portfolio toward investments predicated on hard catalyst events, particularly M&A, given their more definitive nature. Post-2008, after more than a decade with a risk-free rate near zero – and this may feel unusual to say – we are finally in a more normalized interest rate environment with the Federal Funds rate above 4%. Whether topping bids materialize or not, we believe these levels will help bolster attractive rates of return for merger arbitrage positions in newly announced deals going forward. Currently, deals with the least perceived risk are trading at levels competitive with two-year Treasury securities, with deal-specific spreads increasing commensurate with deal risk. Ample deal flow and the ongoing presence of market volatility could further aid the fund in alpha generation, though as always, we are cognizant of heightened risk in our space, and we intend to adhere to our stringent risk management protocols as we seek to deliver non-correlated returns.

Sub-Advisor Portfolio Composition as of December 31, 2022

Blackstone Credit Systematic Group (DCI) Long-Short Credit Strategy

Bond Portfolio Top Five Sector Exposures

Energy	16.3%
High Tech	13.5%
Consumer Discretionary	13.4%
Investment Vehicles/REITs	11.0%
Consumer Non-Discretionary	7.7%

CDS Portfolio Statistics

	Long	Short
Number of Issuers	76	73
Average Credit Duration	4.3	4.4
Spread	201 bps	188 bps

DBi Enhanced Trend Strategy

Asset Class Exposures (Notional)

Rates	-100.7%
Currencies	-29.2%
Commodities	-3.5%
Equities	4.2%

DoubleLine Opportunistic Income Strategy

Sector Exposures

Cash	4.2%
Government	1.0%
Agency Inverse Interest-Only	8.6%
Agency CMO	0.5%
Agency PO	0.4%
Non-Agency Residential MBS	34.2%
Commercial MBS	15.9%
Collateralized Loan Obligations	13.9%
ABS	6.1%
Bank Loan	5.7%
Emerging Markets	5.5%
HY/Other	4.0%

TOTAL	100.0%

FPA Contrarian Opportunity Strategy

Asset Class Exposures

U.S. Stocks	44.2%
Foreign Stocks	21.6%
Bonds	4.8%
Limited Partnerships	2.5%
Cash	26.8%

TOTAL	100.0%

Loomis Sayles Absolute Return Strategy

Strategy Exposures

	Long Total	Short Total	Net Exposure
Securitized	29.5%	0.0%	29.5%
High-Yield Corporate	24.4%	-8.8%	15.6%
Investment-Grade Corp.	18.4%	-2.6%	15.8%
Emerging Market	7.6%	-2.3%	5.3%
Convertibles	6.5%	0.0%	6.5%
Dividend Equity	3.1%	-0.2%	2.9%
Bank Loans	0.6%	-0.3%	0.3%
Global Credit	0.4%	-0.5%	-0.1%
Global Rates	0.3%	0.0%	0.3%
Subtotal	90.9%	-14.7%	76.2%
Cash & Equivalents	9.2%	0.0%	9.2%

Water Island Arbitrage and Event-Driven Strategy

Sub-Strategy Exposures

	Long	Short	Net
Merger Arbitrage – Equity	92.3%	-2.9%	89.4%
Merger Arbitrage – Credit	0.0%	0.0%	0.0%
Total Merger-Related	92.3%	-2.9%	89.4%
Special Situations – Equity	0.7%	0.0%	0.7%
Special Situations – Credit	1.6%	0.0%	1.6%
Total Special Situations	2.3%	0.0%	2.3%

Total	94.6%	-2.9%	91.7%

38	Litman Gregory Funds Trust

IMGP Alternative Strategies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Stephen Kealhofer Paul Harrison Adam Dwinells	Blackstone Credit/DCI, LLC	15%	Long-Short Credit
Jeffrey Gundlach Jeffrey Sherman	DoubleLine Capital LP	20%	Opportunistic Income
Steven Romick Brian Selmo Mark Landecker	First Pacific Advisors, LLC	12%	Contrarian Opportunity
Matt Eagan Brian Kennedy Elaine Stokes Todd Vandam	Loomis Sayles & Company, LP	15%	Absolute-Return
John Orrico Todd Munn Roger Foltynowicz Gregg Loprete	Water Island Capital, LLP	18%	Arbitrage
Andrew Beer Mathias Mamou-Mani	Dynamic Beta Investments	20%	Managed Futures

iMGP Alternative Strategies Fund Value of Hypothetical $100,000

The value of a hypothetical $100,000 investment in the iMGP Alternative Strategies Fund from November 30, 2011 to December 31, 2022 compared with the ICE BofA US 3-Month Treasury Bill, Morningstar Multistrategy Category and Bloomberg US Agg Bond Index.

The hypothetical $100,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	39

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022

Shares		Value

COMMON STOCKS: 21.6%

Communication Services: 3.5%
123,800	Activision Blizzard, Inc.(a)	$9,476,890
34,767	Alphabet, Inc. - Class A*	3,067,492
24,760	Alphabet, Inc. - Class C*	2,196,955
56,640	Altice USA, Inc. - Class A*	260,544
120,875	Bollore SE	675,104
5,353	Charter Communications, Inc. - Class A*	1,815,202
48,890	Cineplex, Inc.*	290,808
98,562	Comcast Corp. - Class A	3,446,713
114,390	Escrow Altegrity, Inc.*(b)	423,243
24,160	iHeartMedia, Inc. - Class A*	148,101
7,971	Intelsat Emergence S.A.*	191,304
13,986	Meta Platforms, Inc. - Class A*	1,683,075
3,248	Netflix, Inc.*	957,770
26,863	Nexon Co. Ltd.	603,658
16,529	Nintendo Co. Ltd.	693,714
81,344	Shaw Communications, Inc. - Class B	2,344,722
365,376	TEGNA, Inc.(a)	7,742,318

		36,017,613

Consumer Discretionary: 1.3%
39,726	Alibaba Group Holding Ltd.*	439,193
20,184	Amazon.com, Inc.*	1,695,456
20,700	CarMax, Inc.*	1,260,423
9,160	Cie Financiere Richemont S.A. - Class A	1,188,362
7,510	Delivery Hero SE*(c)	359,822
20,870	Entain Plc	333,080
168	Home Depot, Inc. (The)	53,064
45,871	iRobot Corp.*	2,207,771
29,241	Just Eat Takeaway.com N.V.*(c)	617,907
6,840	Marriott International, Inc. - Class A	1,018,408
7,729	Naspers Ltd. - Class N	1,283,795
815	Starbucks Corp.	80,848
191,716	Vivint Smart Home, Inc.*	2,281,420

		12,819,549

Consumer Staples: 0.2%
1,239	Coca-Cola Co. (The)	78,813
67	Costco Wholesale Corp.	30,585
11,370	Herbalife Nutrition Ltd.*	169,186
55,000	JDE Peet’s N.V.	1,590,053
691	Procter & Gamble Co. (The)	104,728
455	Walmart, Inc.	64,514

		2,037,879

Energy: 0.3%
18,829	Battalion Oil Corp.*	182,830
17,596	California Resources Corp.	765,602
184	Devon Energy Corp.	11,318
4,030	Gulfport Energy Corp.*	296,769
71,620	Kinder Morgan, Inc.	1,294,890
272	Pioneer Natural Resources Co.	62,122
1,506	Williams Cos., Inc. (The)	49,547

		2,663,078

Financials: 2.4%
560	Alpha Partners Technology Merger Corp.*	5,656
57,830	American International Group, Inc.	3,657,169
7,963	Aon Plc - Class A	2,390,015
2,792	Apollo Strategic Growth Capital II*	28,674

Shares		Value

Financials (continued)
5,085	Atlantic Coastal Acquisition Corp. II*	$51,765
56	BlackRock, Inc.	39,683
14,913	BurTech Acquisition Corp. - Class A*	151,516
3,884	C5 Acquisition Corp.*	39,733
48,610	Citigroup, Inc.	2,198,630
67,864	Contra Zogenix, Inc.*(d)	49,887
60,800	Fast Sponsor Capital*(b)	121,600
271,119	First Horizon Corp.	6,642,416
26,850	Groupe Bruxelles Lambert N.V.	2,142,546
7	GSR II Meteora Acquisition Corp. - Class A*	71
11,317	Hartford Financial Services Group, Inc. (The)	858,168
38,530	Home Capital Group, Inc.	1,212,257
32,810	Jefferies Financial Group, Inc.	1,124,727
3,075	LPL Financial Holdings, Inc.	664,723
14,054	Macondray Capital Acquisition Corp. I*	145,599
7,468	Metals Acquisition Corp. - Class A*	74,717
320,179	Moneylion, Inc.*	198,511
590	Morgan Stanley	50,162
776	PowerUp Acquisition Corp.*	8,016
500	Signature Bank	57,610
1,763	Silver Spike Acquisition Corp. II - Class A*	17,789
53,910	Wells Fargo & Co.	2,225,944

		24,157,584

Health Care: 2.5%
252,248	1Life Healthcare, Inc.*	4,215,064
556	Abbott Laboratories	61,043
720	AbbVie, Inc.	116,359
67,297	AVEO Pharmaceuticals, Inc.*	1,006,090
622	Bristol-Myers Squibb Co.	44,753
26,357	Cano Health, Inc.*	36,109
125	Elevance Health, Inc.	64,121
42,440	Horizon Therapeutics Plc*	4,829,672
3,180	ICON Plc*	617,715
16,982	Imago Biosciences, Inc.*	610,503
580	Johnson & Johnson	102,457
26,937	LHC Group, Inc.*	4,355,444
312,323	Mediclinic International Plc	1,878,419
571	Merck & Co., Inc.	63,353
94,307	Myovant Sciences Ltd.*	2,542,517
121,736	Signify Health, Inc. - Class A*	3,488,954
65,964	Swedish Orphan Biovitrum AB*	1,365,978
87	Thermo Fisher Scientific, Inc.	47,910
119	UnitedHealth Group, Inc.	63,091

		25,509,552

Industrials: 3.3%
87,958	Aerojet Rocketdyne Holdings, Inc.*	4,919,491
42,227	Altra Industrial Motion Corp.	2,523,063
49,871	Atlas Air Worldwide Holdings, Inc.*	5,026,997
162,775	Atlas Corp.(a)	2,496,969
310,409	Biffa Plc(c)	1,527,265
122,617	Caverion Oyj	909,175
142	Cummins, Inc.	34,405
3,695	CWT Travel Group, Inc.	24,941
160	Deere & Co.	68,602
372	Emerson Electric Co.	35,734
9,510	Ferguson Plc	1,207,485
82,967	HomeServe Plc*	1,199,385
1	Hornbeck Offshore Services, Inc.	30
32,790	Howmet Aerospace, Inc.	1,292,254
21,880	LG Corp.*(d)	1,351,386

The accompanying notes are an integral part of these financial statements.

40	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Shares		Value

COMMON STOCKS (CONTINUED)

Industrials (continued)
183	Lockheed Martin Corp.	$89,028
44,241	Maxar Technologies, Inc.	2,289,029
538,442	McDermott International Ltd.*	172,302
590,897	McDermott International Ltd.*	189,087
29,273	Rush Enterprises, Inc. - Class A	1,530,393
12,780	Safran S.A.	1,598,760
10,290	Samsung C&T Corp.*(d)	923,618
6,585	Somfy S.A.	1,007,524
17,500	Sound Holding FP Luxemburg*(b)	1,021,015
23,770	Uber Technologies, Inc.*	587,832
242	Union Pacific Corp.	50,111
423	United Parcel Service, Inc. - Class B	73,534
23,770	Univar Solutions, Inc.*	755,886
12,120	Westinghouse Air Brake Technologies Corp.	1,209,697

		34,114,998

Information Technology: 4.4%
173	Accenture Plc - Class A	46,163
21,450	Analog Devices, Inc.	3,518,443
1,682	Apple, Inc.	218,542
54,196	AVEVA Group Plc	2,102,990
12,184	Black Knight, Inc.*(a)	752,362
3,844	Broadcom, Inc.	2,149,296
726	Cisco Systems, Inc.	34,587
22,138	Contra Abiomed, Inc.*(d)	44,276
28,268	Coupa Software, Inc.*	2,237,978
79,688	Evo Payments, Inc. - Class A*	2,696,642
55,078	ForgeRock, Inc. - Class A*	1,254,126
104,117	KnowBe4, Inc. - Class A*(a)	2,580,019
78,290	Magnachip Semiconductor Corp.*	735,143
228,748	Micro Focus International Plc	1,462,515
902	Microchip Technology, Inc.	63,366
321	Microsoft Corp.	76,982
286,704	Momentive Global, Inc.*	2,006,928
7,100	NXP Semiconductors N.V.	1,122,013
1,500	Qualcomm, Inc.	164,910
22,208	Rogers Corp.*	2,650,303
200,182	Sierra Wireless, Inc.*	5,803,276
36,646	Silicon Motion Technology Corp. - ADR	2,381,624
25,520	TE Connectivity Ltd.	2,929,696
326,180	USerTesting, Inc.*	2,449,612
46,312	VMware, Inc. - Class A*(a)	5,685,261

		45,167,053

Materials: 1.3%
151,885	Cemex SAB de C.V. - ADR*	615,134
340,340	Glencore Plc	2,270,523
13,780	HeidelbergCement AG	785,556
78,250	Holcim AG*	4,053,895
24,620	International Flavors & Fragrances, Inc.	2,581,161
960	Newmont Corp.	45,312
246	Packaging Corp. of America	31,466
124,401	Resolute Forest Products, Inc.*	2,685,817

		13,068,864

Real Estate: 0.7%
270	American Tower Corp. - REIT	57,202
196,175	STORE Capital Corp. - REIT	6,289,371
36,019	Summit Industrial Income REIT	603,887

Shares		Value

Real Estate (continued)
54,155	Swire Pacific Ltd. - Class A	$476,889
6,130	Vornado Realty Trust - REIT	127,565

		7,554,914

Special Purpose Acquisition Companies: 0.3%
2,368	African Gold Acquisition Corp.*	24,390
13,096	Agile Growth Corp.*	133,972
6,668	Ares Acquisition Corp. - Class A*	67,147
16,681	Atlantic Coastal Acquisition Corp. - Class A*	167,144
3,818	Bright Bidco B.V.	71,110
8,316	Churchill Capital Corp. VII*	82,828
13,902	Colonnade Acquisition Corp. II - Class A*	139,993
7,012	DHC Acquisition Corp. - Class A*	70,681
972	Digital Transformation Opportunities Corp.*	9,759
13,902	Disruptive Acquisition Corp. I*	146,875
2	ESM Acquisition Corp.*	21
13,902	Flame Acquisition Corp. - Class A*	139,715
16,730	Forest Road Acquisition Corp. II - Class A*	167,886
1,678	FTAC Hera Acquisition Corp.*	16,939
2,338	Fusion Acquisition Corp. II*	23,450
5,221	Global Partner Acquisition Corp. II*	52,680
13,902	Golden Arrow Merger Corp. - Class A*	139,229
8,746	GX Acquisition Corp. II - Class A*	87,547
13,902	Kismet Acquisition Three Corp.*	139,020
506	Lazard Growth Acquisition Corp. I*	5,100
1,510	Lead Edge Growth Opportunities Ltd.*	15,553
10,143	Mason Industrial Technology, Inc.*	101,126
7,430	Northern Star Investment Corp. III - Class A*	74,672
5,739	Northern Star Investment Corp. IV*	57,677
7,873	Peridot Acquisition Corp. II*	79,517
6,266	Pershing Square Tontine Holdings Ltd.*	0
13,031	Pine Technology Acquisition Corp. - Class A*	131,613
13,079	Plum Acquisition Corp. I*	131,967
3,118	Ross Acquisition Corp. II*	31,710
9,637	Slam Corp.*	97,334
9,063	Stratim Cloud Acquisition Corp.*	95,207
3,992	Tio Tech A - Class A*	40,219
16,730	TLG Acquisition One Corp. - Class A*	170,311
13,335	Twelve Seas Investment Co. II*	134,017

		2,846,409

Utilities: 1.4%
480	Duke Energy Corp.	49,435
30,500	FirstEnergy Corp.	1,279,170
851	NextEra Energy, Inc.	71,144
18,080	PG&E Corp.*	293,981
140,776	PNM Resources, Inc.(a)	6,868,461
158,769	South Jersey Industries, Inc.	5,641,062

		14,203,253

TOTAL COMMON STOCKS (Cost $211,624,780)		220,160,746

RIGHTS/WARRANTS: 0.0%
1,333	Ares Acquisition Corp. (Expiration date 12/31/27)*	622
5,560	Atlantic Coastal Acquisition Corp. (Expiration date 12/31/27)*	278
3,595	BigBear.ai Holdings, Inc. (Expiration date 12/31/28)*	110

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	41

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Shares		Value

RIGHTS/WARRANTS (CONTINUED)
24	Biote Corp. (Expiration date 03/05/28)*	$7
14,913	BurTech Acquisition Corp. (Expiration date 08/19/23)*(d)	91
41,180	Cie Financiere Richemont S.A. (Expiration date 11/22/23)*	34,309
2,780	Colonnade Acquisition Corp. II (Expiration date 12/31/27)*	170
2,337	DHC Acquisition Corp. (Expiration date 12/31/27)*	35
2,253	ECARX Holdings, Inc. (Expiration date 12/21/27)*(d)	221
6,951	Flame Acquisition Corp. (Expiration date 12/31/28)*(d)	5,074
3,346	Forest Road Acquisition Corp. II (Expiration date 01/15/26)*	1,118
4,634	Golden Arrow Merger Corp. (Expiration date 07/31/26)*	39
7%	GSR II Meteora Acquisition Corp. (Expiration date 07/22/23)*	0
2,915	GX Acquisition Corp. II (Expiration date 12/31/28)*	2,419
1,333	Heliogen, Inc. (Expiration date 12/30/26)*	100
389	Hornbeck Offshore SRVC, Inc. (Expiration date 04/09/30)*	97
11	Hornbeck Offshore SRVC, Inc. (Expiration date 04/09/30)*	330
834	Intelsat Jackson Holdings S. A. (Expiration date 12/05/25)*	5,630
834	Intelsat Jackson Holdings S. A. (Expiration date 12/05/25)*	6,255
2,323	InterPrivate IV InfraTech Partners, Inc. (Expiration date 12/31/27)*	158
4,176	Landcadia Holdings IV, Inc. (Expiration date 03/29/28)*	418
4,247	MariaDB Plc (Expiration date 12/16/27)*(d)	1,380
2,489	Metals Acquisition Corp. (Expiration date 07/12/23)*	1,221
1,238	Northern Star Investment Corp. III (Expiration date 02/25/28)*	378
4,343	Pine Technology Acquisition Corp. (Expiration date 03/31/28)*	7
145	Prenetics Global Ltd. (Expiration date 12/31/26)*	23
440	Silver Spike Acquisition Corp. II (Expiration date 02/26/26)*	13
367	Swvl Holdings Corp. (Expiration date 03/31/27)*	7
400	TCW Special Purpose Acquisition Corp. (Expiration date 12/31/28)*	0
5,576	TLG Acquisition One Corp. (Expiration date 01/25/28)*	229
1,275	Virgin Orbit Holdings, Inc. (Expiration date 12/29/26)*	230

TOTAL RIGHTS/WARRANTS (Cost $199,907)		60,969

Shares		Value

PREFERRED STOCKS: 0.1%

Energy: 0.0%
	El Paso Energy Capital Trust I
528	4.750%, 03/31/2028	$23,781
	Gulfport Energy Operating Corp.
18	10.000%, 01/30/2023*(b)(d)(e)(f)	9,000

		32,781

Financials: 0.1%
	2020 Cash Mandatory Exchangeable Trust
804	5.250%, 06/01/2023*(c)	921,802

Industrials: 0.0%
	Clarivate Plc - Series A
5,548	5.250%, 06/01/2024	210,158
	Element Communication Aviation
170	0.000%(b)	11,602
	McDermott International, Inc. - (Preference Shares)
328	0.000%*(b)(d)	196,916

		418,676

Information Technology: 0.0%
	Riverbed Holdings Inc.
4,852	0.000%*(d)	3,663

TOTAL PREFERRED STOCKS (Cost $3,279,004)		1,376,922

Principal Amount^

ASSET-BACKED SECURITIES: 8.9%
	510 Asset-Backed Trust
$333,675	Series 2021-NPL1-A1 2.240%, 06/25/2061(c)(g)	306,715
	Aaset Trust
341,058	Series 2021-1A-A 2.950%, 11/16/2041(c)	273,461
	Accelerated Assets LLC
103,524	Series 2018-1-B 4.510%, 12/02/2033(c)	98,815
	Adams Outdoor Advertising L.P.
811,798	Series 2018-1-A 4.810%, 11/15/2048(c)	771,332
	AGL CLO 3 Ltd.
320,000	Series 2020-3A-C 6.229%, 01/15/2033(c)(h)(i) 3 mo. USD LIBOR + 2.150%	303,290
470,000	Series 2020-3A-D 7.379%, 01/15/2033(c)(h)(i) 3 mo. USD LIBOR + 3.300%	442,861
	AIM Aviation Finance Ltd.
637,452	Series 2015-1A-B1 7.072%, 02/15/2040(c)(g)	224,418
	Aimco CLO 14 Ltd.
1,010,000	Series 2021-14A-D 7.143%, 04/20/2034(c)(h)(i) 3 mo. USD LIBOR + 2.900%	936,363
	American Homes 4 Rent Trust
600,000	Series 2014-SFR3-E 6.418%, 12/17/2036(c)	592,971
845,000	Series 2015-SFR1-E 5.639%, 04/17/2052(c)	822,873

The accompanying notes are an integral part of these financial statements.

42	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	AMSR Trust
$ 1,800,000	Series 2020-SFR5-G 4.112%, 11/17/2037(c)	$1,607,266
5,000,000	Series 2021-SFR1-G 4.612%, 06/17/2038(c)(i)	4,008,228
	Apidos CLO XX
265,000	Series 2015-20A-BRR 6.029%, 07/16/2031(c)(h)(i) 3 mo. USD LIBOR + 1.950%	253,186
	Apidos CLO XXIV
1,000,000	Series 2016-24A-DR 10.043%, 10/20/2030(c)(h)(i) 3 mo. USD LIBOR + 5.800%	846,462
	ARES LX CLO Ltd.
500,000	Series 2021-60A-D 7.144%, 07/18/2034(c)(h)(i) 3 mo. USD LIBOR + 2.950%	464,906
	Atrium CLO XIII
500,000	Series 13A-E 10.375%, 11/21/2030(c)(h)(i) 3 mo. USD LIBOR + 6.050%	445,262
	Atrium CLO XIV LLC
750,000	Series 14A-E 9.729%, 08/23/2030(c)(h)(i) 3 mo. USD LIBOR + 5.650%	671,757
	Avid Automobile Receivables Trust
157,211	Series 2019-1-C 3.140%, 07/15/2026(c)	156,426
	Avis Budget Rental Car Funding AESOP LLC
355,000	Series 2020-2A-C 4.250%, 02/20/2027(c)	317,869
	Bain Capital Credit CLO Ltd.
500,000	Series 2021-2A-D 7.229%, 07/16/2034(c)(h)(i) 3 mo. USD LIBOR + 3.150%	464,126
	Barings CLO Ltd.
500,000	Series 2018-4A-E 9.899%, 10/15/2030(c)(h)(i) 3 mo. USD LIBOR + 5.820%	427,114
	BHG Securitization Trust
545,000	Series 2022-A-B 2.700%, 02/20/2035(c)	475,239
	Blackbird Capital Aircraft Lease Securitization Ltd.
224,960	Series 2016-1A-A 4.213%, 12/16/2041(c)(g)	184,509
	Bristol Park CLO Ltd.
260,000	Series 2016-1A-CR 6.029%, 04/15/2029(c)(h)(i) 3 mo. USD LIBOR + 1.950%	247,586
	Buttermilk Park CLO Ltd.
750,000	Series 2018-1A-E 9.829%, 10/15/2031(c)(h)(i) 3 mo. USD LIBOR + 5.750%	634,552
	Canyon Capital CLO Ltd.
1,000,000	Series 2016-1A-ER 9.829%, 07/15/2031(c)(h)(i) 3 mo. USD LIBOR + 5.750%	770,802

Principal Amount^		Value
$ 500,000	Series 2018-1A-E 9.829%, 07/15/2031(c)(h)(i) 3 mo. USD LIBOR + 5.750%	$396,345
1,000,000	Series 2021-4A-E 10.379%, 10/15/2034(c)(h)(i) 3 mo. USD LIBOR + 6.300%	892,211
	Carlyle Global Market Strategies CLO Ltd.
500,000	Series 2014-2RA-D 9.956%, 05/15/2031(c)(h)(i) 3 mo. USD LIBOR + 5.350%	404,278
	Carlyle US CLO Ltd.
500,000	Series 2021-1A-D 10.079%, 04/15/2034(c)(h)(i) 3 mo. USD LIBOR + 6.000%	441,530
	Carvana Auto Receivables Trust
3,000	Series 2021-N1-R 0.010%, 01/10/2028*(c)(d)	625,904
150,000	Series 2021-N4-D 2.300%, 09/11/2028	136,342
	Castlelake Aircraft Securitization Trust
4,300,859	Series 2018-1-C 6.625%, 06/15/2043(c)	2,151,512
	Castlelake Aircraft Structured Trust
3,000,000	Series 2019-1A-E 0.010%, 04/15/2039*(c)(d)	210,000
894,513	Series 2021-1A-A 3.474%, 01/15/2046(c)	753,032
	Catskill Park CLO Ltd.
1,000,000	Series 2017-1A-D 10.243%, 04/20/2029(c)(h)(i) 3 mo. USD LIBOR + 6.000%	832,213
	Chenango Park CLO Ltd.
500,000	Series 2018-1A-D 9.879%, 04/15/2030(c)(h)(i) 3 mo. USD LIBOR + 5.800%	403,318
	CIFC Funding CLO Ltd.
205,000	Series 2013-2A-A3LR 6.144%, 10/18/2030(c)(h)(i) 3 mo. USD LIBOR + 1.950%	193,544
500,000	Series 2017-4A-D 10.425%, 10/24/2030(c)(h)(i) 3 mo. USD LIBOR + 6.100%	433,887
500,000	Series 2019-3A-DR 10.879%, 10/16/2034(c)(h)(i) 3 mo. USD LIBOR + 6.800%	461,084
	Cologix Data Centers US Issuer LLC
1,500,000	Series 2021-1A-C 5.990%, 12/26/2051(c)	1,269,094
	Cook Park CLO Ltd.
1,000,000	Series 2018-1A-E 9.479%, 04/17/2030(c)(h)(i) 3 mo. USD LIBOR + 5.400%	794,306
	Corevest American Finance Trust
305,000	Series 2020-4-C 2.250%, 12/15/2052(c)	240,402
	Credit Acceptance Auto Loan Trust
275,000	Series 2020-3A-C 2.280%, 02/15/2030(c)	259,302
	CSAB Mortgage-Backed Trust
1,857,684	Series 2006-2-A6B 6.200%, 09/25/2036(g)	166,180

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	43

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Diamond Resorts Owner Trust
$ 85,553	Series 2019-1A-B 3.530%, 02/20/2032(c)	$83,482
	Dryden 40 Senior Loan Fund CLO
1,000,000	Series 2015-40A-ER 10.356%, 08/15/2031(c)(h)(i) 3 mo. USD LIBOR + 5.750%	804,749
	Dryden 45 Senior Loan Fund CLO
275,000	Series 2016-45A-ER 9.929%, 10/15/2030(c)(h)(i) 3 mo. USD LIBOR + 5.850%	224,913
	Dryden 55 CLO Ltd.
500,000	Series 2018-55A-F 11.279%, 04/15/2031(c)(h)(i) 3 mo. USD LIBOR + 7.200%	372,180
	DT Auto Owner Trust
270,000	Series 2020-3A-D 1.840%, 06/15/2026(c)(i)	252,402
545,000	Series 2022-2A D 5.460%, 03/15/2028(c)	514,174
	Education Funding Trust
293,782	Series 2020-A-A 2.790%, 07/25/2041(c)(i)	271,485
	Elevation CLO Ltd.
500,000	Series 2021-14A-C 6.543%, 10/20/2034(c)(h)(i) 3 mo. USD LIBOR + 2.300%	459,415
	Fillmore Park CLO Ltd.
500,000	Series 2018-1A-E 9.479%, 07/15/2030(c)(h)(i) 3 mo. USD LIBOR + 5.400%	447,513
	First Investors Auto Owner Trust
365,000	Series 2019-2A-E 3.880%, 01/15/2026(c)(i)	353,346
	FirstKey Homes Trust
1,010,000	Series 2020-SFR2-F1 3.017%, 10/19/2037(c)	879,281
	Flagship Credit Auto Trust
755,000	Series 2022-1-D 3.640%, 03/15/2028(c)	674,489
	FMC GMSR Issuer Trust
1,900,000	Series 2021-GT1-B 4.360%, 07/25/2026(c)(i)	1,446,043
2,500,000	Series 2021-GT2-B 4.440%, 10/25/2026(c)(i)	1,859,161
	Galaxy XIX CLO Ltd.
1,000,000	Series 2015-19A-D1R 10.855%, 07/24/2030(c)(h)(i) 3 mo. USD LIBOR + 6.530%	831,526
	Gilbert Park CLO Ltd.
500,000	Series 2017-1A-E 10.479%, 10/15/2030(c)(h)(i) 3 mo. USD LIBOR + 6.400%	419,664
	GLS Auto Receivables Issuer Trust
1,000,000	Series 2021-4A-E 4.430%, 10/16/2028(c)(i)	834,409

Principal Amount^		Value
	Greystone Commercial Real Estate Notes Ltd.
$ 355,000	Series 2021-HC2-A 6.250%, 12/15/2039(c)(h)(i) TSFR1M + 1.914%	$345,190
	GSAA Home Equity Trust
545,360	Series 2006-10-AF5 6.948%, 06/25/2036(g)	145,522
	Hayfin US CLO XII Ltd.
300,000	Series 2020-12A-D 8.403%, 01/20/2034(c)(h)(i) 3 mo. USD LIBOR + 4.160%	290,833
	Hertz Vehicle Financing III LLC
357,000	Series 2022-1A D 4.850%, 06/25/2026(c)	316,082
366,000	Series 2022-3A D 6.310%, 03/25/2025(c)	351,856
	Hertz Vehicle Financing LLC
270,000	Series 2022-4A-D 6.560%, 09/25/2026(c)	249,497
	Highbridge Loan Management CLO Ltd.
500,000	Series 2013-2A-DR 10.843%, 10/20/2029(c)(h)(i) 3 mo. USD LIBOR + 6.600%	406,502
	Hilton Grand Vacations Trust
58,652	Series 2018-AA-C 4.000%, 02/25/2032(c)	55,938
	Horizon Aircraft Finance I Ltd.
3,100,538	Series 2018-1-C 6.657%, 12/15/2038(c)	1,285,210
	Kestrel Aircraft Funding Ltd.
473,439	Series 2018-1A-A 4.250%, 12/15/2038(c)	375,010
	LCM CLO 26 Ltd.
500,000	Series 26A-E 9.543%, 01/20/2031(c)(h)(i) 3 mo. USD LIBOR + 5.300%	382,742
	LCM CLO XVII L.P.
1,000,000	Series 17A-ER 10.079%, 10/15/2031(c)(h)(i) 3 mo. USD LIBOR + 6.000%	743,537
	LCM CLO XX L.P.
500,000	Series 20A-ER 9.693%, 10/20/2027(c)(h)(i) 3 mo. USD LIBOR + 5.450%	453,044
	LCM Loan Income Fund I Income Note Issuer CLO Ltd.
500,000	Series 27A-E 9.679%, 07/16/2031(c)(h)(i) 3 mo. USD LIBOR + 5.600%	381,267
	Lehman XS Trust
1,893,333	Series 2005-6-3A3A 6.260%, 11/25/2035(g)	955,552
	Madison Park Funding CLO XLV Ltd.
500,000	Series 2020-45A ER 10.429%, 07/15/2034(c)(h)(i) 3 mo. USD LIBOR + 6.350%	459,870
	Madison Park Funding CLO XXVI Ltd.
445,000	Series 2007-4A-DR 7.415%, 07/29/2030(c)(h)(i) 3 mo. USD LIBOR + 3.000%	415,533

The accompanying notes are an integral part of these financial statements.

44	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Madison Park Funding CLO XXXVIII Ltd.
$ 500,000	Series 2021-38A-E 10.079%, 07/17/2034(c)(h)(i) 3 mo. USD LIBOR + 6.000%	$444,668
	MAPS Ltd.
406,840	Series 2018-1A-A 4.212%, 05/15/2043(c)	363,707
167,343	Series 2019-1A-A 4.458%, 03/15/2044(c)	147,099
	Marlette Funding Trust
1,065,000	Series 2022-1A-D 3.390%, 04/15/2032(c)(i)	939,790
	Milos CLO Ltd.
500,000	Series 2017-1A-ER 10.393%, 10/20/2030(c)(h)(i) 3 mo. USD LIBOR + 6.150%	437,891
	Mosaic Solar Loans LLC
916,294	Series 2017-2A-B 4.770%, 06/22/2043(c)(i)	854,493
	MVW LLC
38,641	Series 2020-1A-C 4.210%, 10/20/2037(c)	36,224
	MVW Owner Trust
40,827	Series 2019-1A-C 3.330%, 11/20/2036(c)	37,800
298,180	Series 2021-1WA-D 3.170%, 01/22/2041(c)	271,444
	Myers Park CLO Ltd.
1,000,000	Series 2018-1A-E 9.743%, 10/20/2030(c)(h)(i) 3 mo. USD LIBOR + 5.500%	868,415
	Navient Private Education Refi Loan Trust
260,000	Series 2018-A-B 3.680%, 02/18/2042(c)	247,025
855,000	Series 2019-FA-B 3.120%, 08/15/2068(c)	696,448
180,000	Series 2019-GA-B 3.080%, 10/15/2068(c)	144,129
320,000	Series 2020-FA-B 2.690%, 07/15/2069(c)	260,816
	Neuberger Berman CLO XVI-S Ltd.
500,000	Series 2017-16SA-ER 10.329%, 04/15/2034(c)(h)(i) 3 mo. USD LIBOR + 6.250%	438,032
	Neuberger Berman Loan Advisers CLO 24 Ltd.
1,000,000	Series 2017-24A-E 10.247%, 04/19/2030(c)(h)(i) 3 mo. USD LIBOR + 6.020%	883,248
	Neuberger Berman Loan Advisers CLO 26 Ltd.
1,000,000	Series 2017-26A-INC 0.000%, 10/18/2030(c)(i)	503,845
	Neuberger Berman Loan Advisers CLO 37 Ltd.
500,000	Series 2020-37A-ER 9.993%, 07/20/2031(c)(h)(i) 3 mo. USD LIBOR + 5.750%	469,092

Principal Amount^		Value
	Ocean Trails CLO V
$ 700,000	Series 2014-5A-DRR 7.391%, 10/13/2031(c)(h)(i) 3 mo. USD LIBOR + 3.450%	$589,283
	Octagon Investment Partners CLO 26 Ltd.
1,000,000	Series 2016-1A-FR 12.169%, 07/15/2030(c)(h)(i) 3 mo. USD LIBOR + 8.090%	732,231
	Octagon Investment Partners CLO 29 Ltd.
500,000	Series 2016-1A-DR 7.425%, 01/24/2033(c)(h)(i) 3 mo. USD LIBOR + 3.100%	454,525
1,000,000	Series 2016-1A-ER 11.575%, 01/24/2033(c)(h)(i) 3 mo. USD LIBOR + 7.250%	882,832
	Octagon Investment Partners CLO 39 Ltd.
275,000	Series 2018-3A-E 9.993%, 10/20/2030(c)(h)(i) 3 mo. USD LIBOR + 5.750%	242,007
	Octagon Investment Partners CLO 40 Ltd.
500,000	Series 2019-1A-ER 11.243%, 01/20/2035(c)(h)(i) 3 mo. USD LIBOR + 7.000%	449,543
	Octagon Investment Partners CLO XVI Ltd.
1,000,000	Series 2013-1A-ER 9.829%, 07/17/2030(c)(h)(i) 3 mo. USD LIBOR + 5.750%	813,879
1,500,000	Series 2013-1A-SUB 0.000%, 07/17/2030(c)(i)	274,355
	Octagon Investment Partners CLO XXI Ltd.
500,000	Series 2014-1A-DRR 11.650%, 02/14/2031(c)(h)(i) 3 mo. USD LIBOR + 7.000%	431,479
	OHA Credit Funding CLO 5 Ltd.
475,000	Series 2020-5A-C 6.194%, 04/18/2033(c)(h)(i) 3 mo. USD LIBOR + 2.000%	453,250
	OneMain Financial Issuance Trust
290,000	Series 2020-1A-B 4.830%, 05/14/2032(c)	285,703
265,000	Series 2020-2A-C 2.760%, 09/14/2035(c)	221,966
	Pagaya AI Debt Selection Trust
800,000	Series 2021-5-CERT 0.000%, 08/15/2029*(c)(d)	676,416
	Planet Fitness Master Issuer LLC
756,600	Series 2019-1A-A2 3.858%, 12/05/2049(c)	630,069
	Prestige Auto Receivables Trust
330,000	Series 2019-1A-E 3.900%, 05/15/2026(c)	324,018
210,000	Series 2020-1A-E 3.670%, 02/15/2028(c)	205,842
	Progress Residential Trust
255,000	Series 2020-SFR3-F 2.796%, 10/17/2027(c)	223,718
140,000	Series 2021-SFR1-F 2.757%, 04/17/2038(c)	118,196
3,499,187	Series 2021-SFR10-F 4.608%, 12/17/2040(c)	2,880,817
170,000	Series 2021-SFR2-E2 2.647%, 04/19/2038(c)	144,222

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	45

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
$ 7,000,000	Series 2021-SFR2-G 4.254%, 04/19/2038(c)	$5,978,549
355,000	Series 2021-SFR3-F 3.436%, 05/17/2026(c)	303,591
735,000	Series 2021-SFR4-F 3.407%, 05/17/2038(c)	627,278
250,000	Series 2021-SFR5-F 3.158%, 07/17/2038(c)	207,087
125,000	Series 2021-SFR6-E2 2.525%, 07/17/2038(c)	102,799
835,000	Series 2021-SFR7-F 3.834%, 08/17/2040(c)	671,160
	Rockford Tower CLO Ltd.
700,000	Series 2017-2A-CR 5.979%, 10/15/2029(c)(h)(i) 3 mo. USD LIBOR + 1.900%	667,071
	RR CLO 2 Ltd.
500,000	Series 2017-2A-DR 9.879%, 04/15/2036(c)(h)(i) 3 mo. USD LIBOR + 5.800%	440,333
	RR CLO 6 Ltd.
500,000	Series 2019-6A-DR 9.929%, 04/15/2036(c)(h)(i) 3 mo. USD LIBOR + 5.850%	431,261
	S-Jets Ltd.
875,710	Series 2017-1-A 3.967%, 08/15/2042(c)	680,745
	Santander Drive Auto Receivables Trust
300,000	Series 2020-2-D 2.220%, 09/15/2026	292,255
	SCF Equipment Leasing LLC
295,000	Series 2021-1A-E 3.560%, 08/20/2032(c)	262,238
	Sierra Timeshare Receivables Funding LLC
171,268	Series 2020-2A-C 3.510%, 07/20/2037(c)	161,702
	Slam Ltd.
231,081	Series 2021-1A-B 3.422%, 06/15/2046(c)	189,558
	SLM Private Credit Student Loan Trust
134,000	Series 2003-A-A3 7.884%, 06/15/2032(h)(i)	130,873
420,000	Series 2003-B-A3 7.770%, 03/15/2033(h)(i)	410,153
50,000	Series 2003-B-A4 7.826%, 03/15/2033(h)(i)	48,828
	SoFi Professional Loan Program LLC
133,000	Series 2017-F-R1 0.010%, 01/25/2041*(c)(d)(j)	1,806,234
	SoFi Professional Loan Program Trust
360,000	Series 2020-A-BFX 3.120%, 05/15/2046(c)	303,699
45,000	Series 2020-A-R1 0.010%, 05/15/2046*(c)(d)(j)	1,393,122
	Sound Point CLO XXXII Ltd.
500,000	Series 2021-4A-E 11.058%, 10/25/2034(c)(h)(i) 3 mo. USD LIBOR + 6.700%	398,138

Principal Amount^		Value
	SpringCastle America Funding LLC
$ 446,026	Series 2020-AA-A 1.970%, 09/25/2037(c)	$402,945
	Stewart Park CLO Ltd.
500,000	Series 2015-1A-ER 9.359%, 01/15/2030(c)(h)(i) 3 mo. USD LIBOR + 5.280%	393,103
	Textainer Marine Containers VII Ltd.
85,622	Series 2020-1A-A 2.730%, 08/21/2045(c)	77,711
191,641	Series 2021-1A-B 2.520%, 02/20/2046(c)	159,865
	THL Credit Wind River CLO Ltd.
2,000,000	Series 2014-2A-INC 0.010%, 01/15/2031*(c)(d)(i)	75,918
500,000	Series 2017-3A-ER 11.129%, 04/15/2035(c)(h)(i) 3 mo. USD LIBOR + 7.050%	452,634
500,000	Series 2018-2A-E 9.829%, 07/15/2030(c)(h)(i) 3 mo. USD LIBOR + 5.750%	413,976
	TICP CLO VII Ltd.
280,000	Series 2017-7A-CR 6.229%, 04/15/2033(c)(h)(i) 3 mo. USD LIBOR + 2.150%	267,921
	TICP CLO XV Ltd.
250,000	Series 2020-15A-C 6.393%, 04/20/2033(c)(h)(i) 3 mo. USD LIBOR + 2.150%	231,193
	Towd Point Mortgage Trust
310,000	Series 2018-5-M1 3.250%, 07/25/2058(c)(i)	249,697
385,000	Series 2019-2-M1 3.750%, 12/25/2058(c)(i)	310,064
	Trestles CLO II Ltd.
335,000	Series 2018-2A-D 10.108%, 07/25/2031(c)(h)(i) 3 mo. USD LIBOR + 5.750%	275,568
	Tricon American Homes Trust
290,000	Series 2020-SFR2-E1 2.730%, 11/17/2039(c)	238,392
	Unity-Peace Park CLO Ltd.
500,000	Series 2022-1A-E 11.138%, 04/20/2035(c)(h)(i) TSFR3M + 7.175%	452,083
	Upstart Pass-Through Trust
1,000,000	Series 2021-ST8-CERT 0.010%, 10/20/2029*(c)(d)(j)	328,305
929,000	Series 2021-ST9-CERT 0.010%, 11/20/2029(c)*(d)	309,571
	Upstart Securitization Trust
1,000	Series 2021-2-CERT 0.010%, 06/20/2031*(d)	223,309
	VCAT LLC
233,496	Series 2021-NPL5-A1 1.868%, 08/25/2051(c)(g)	205,959
	VOLT XCIII LLC
645,701	Series 2021-NPL2-A1 1.893%, 02/27/2051(c)(g)(i)	585,677
	VOLT XCIV LLC
675,000	Series 2021-NPL3-A2 4.949%, 02/27/2051(c)(g)(i)	585,030

The accompanying notes are an integral part of these financial statements.

46	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Voya CLO Ltd.
$ 500,000	Series 2018-2A-E 9.329%, 07/15/2031(c)(h)(i) 3 mo. USD LIBOR + 5.250%	$385,550
500,000	Series 2019-1A-ER 10.199%, 04/15/2031(c)(h)(i) 3 mo. USD LIBOR + 6.120%	409,318
	WAVE Trust
393,900	Series 2017-1A-A 3.844%, 11/15/2042(c)	299,368
	Webster Park CLO Ltd.
1,000,000	Series 2015-1A-DR 9.743%, 07/20/2030(c)(h)(i) 3 mo. USD LIBOR + 5.500%	811,966
	Wendy’s Funding LLC
172,900	Series 2019-1A-A2II 4.080%, 06/15/2049(c)(i)	154,118
	Willis Engine Structured Trust
211,065	Series 2020-A-A 3.228%, 03/15/2045(c)	163,095
1,601,947	Series 2021-A-C 7.385%, 05/15/2046(c)	1,314,232
	Wind River CLO Ltd.
500,000	Series 2021-2A-E 10.673%, 07/20/2034(c)(h)(i) 3 mo. USD LIBOR + 6.430%	441,310

TOTAL ASSET-BACKED SECURITIES (Cost $125,040,170)		90,957,359

BANK LOANS: 1.5%
	Air Methods Corp.
562,680	8.230%, 04/22/2024(h) 3 mo. LIBOR + 3.500%	318,688
	Applied Systems, Inc.
450,000	11.330%, 09/17/2027(h) 3 mo. LIBOR + 5.500%	447,469
	Astra Acquisition Corp.
266,783	9.634%, 10/25/2028(h) 1 mo. LIBOR + 5.250%	236,770
1,069,743	13.259%, 10/25/2029(h) 1 mo. LIBOR + 8.875%	962,768
	Asurion LLC
160,000	9.634%, 01/31/2028(h) 1 mo. LIBOR + 5.250%	125,733
	Atlas Purchaser, Inc.
620,772	9.807%, 05/08/2028(h) 3 mo. LIBOR + 5.250%	439,584
	Aveanna Healthcare LLC
705,000	11.389%, 12/10/2029(h) 1 mo. LIBOR + 7.000%	423,000
	Blackhawk Network Holdings, Inc.
125,000	10.938%, 06/15/2026(h) 3 mo. LIBOR + 7.000%	107,719
	Bright Bidco B.V.
125,427	12.094%, 10/31/2027(h) 3 mo. SOFR + 8.000%	110,166

Principal Amount^		Value
	BYJU’s Alpha, Inc.
$ 321,750	10.699%, 11/24/2026(h) 1 mo. LIBOR + 6.000%	$259,467
	Cengage Learning, Inc.
399,938	7.814%, 07/14/2026(h) 6 mo. LIBOR + 4.750%	360,632
	Constant Contact, Inc.
875,000	11.409%, 02/12/2029(h) 3 mo. LIBOR + 7.500%	675,207
	Cornerstone OnDemand, Inc.
23,940	0.000%, 10/16/2028(k)	21,486
	Cyxtera DC Holdings, Inc.
461,300	7.360%, 05/01/2024(h) 3 mo. LIBOR + 3.000%	395,421
	DCert Buyer, Inc.
485,000	11.696%, 02/19/2029(h) 6 mo. LIBOR + 7.000%	444,745
	DG Investment Intermediate Holdings 2, Inc.
420,000	11.073%, 03/30/2029(h) 1 mo. LIBOR + 6.750%	373,099
	Edgewater Generation LLC
234,888	8.134%, 12/13/2025(h) 1 mo. LIBOR + 3.750%	223,614
	Envision Healthcare Corp.
1,022,394	8.330%, 03/31/2027(h) 3 mo. SOFR + 3.750%	272,637
417,569	8.830%, 03/31/2027(h) 3 mo. SOFR + 4.250%	146,149
	Farfetch US Holdings, Inc.
211,000	10.179%, 10/20/2027(h) 3 mo. SOFR + 6.250%	192,010
	Finastra USA, Inc.
452,668	6.871%, 06/13/2024(h) 3 mo. LIBOR + 3.500%	401,553
405,000	10.621%, 06/13/2025(h) 3 mo. LIBOR + 7.250%	304,039
	Gulf Finance LLC
411,592	10.970%, 08/25/2026(h) 1 mo. LIBOR + 6.750%	389,639
	Intelsat Jackson Holdings S.A.
369,151	7.445%, 02/01/2029(h) SOFR + 4.500%	357,154
	Kenan Advantage Group, Inc.
220,000	11.634%, 09/01/2027(h) 1 mo. LIBOR + 7.250%	204,234
	Lealand Finance Company B.V.
273,000	0.000%, 06/28/2024(k)	156,975
51,237	7.384%, 06/28/2024(h) 1 mo. LIBOR + 3.000%	33,304
956,546	0.000%, 06/30/2024(k)	550,014
581,126	7.743%, 06/30/2024	334,147
571,532	0.000%, 06/30/2025(k)	306,790
788,972	8.384%, 06/30/2025(h)(f) 1 mo. LIBOR + 1.000% Cash, 3.000% PIK	423,508
	LSF9 Atlantis Holdings LLC
241,938	11.830%, 03/31/2029(h) 3 mo. SOFR + 7.250%	235,708
	McDermott Technology Americas, Inc.
39,898	0.000%, 05/09/2025(k)	21,417

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	47

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Mediaco Holding, Inc.
$ 8,987	11.160%, 11/21/2024(b)(f)(h) 1 mo. LIBOR + 6.400% Cash, 1.000% PIK	$8,358
	Minotaur Acquisition, Inc.
451,846	9.173%, 03/27/2026(h) 1 mo. SOFR + 4.750%	433,208
	Playtika Holding Corp.
474,214	7.134%, 03/13/2028 1 mo. LIBOR + 2.750%	453,764
	Riverbed Technology, Inc.
559,492	12.540%, 12/07/2026(f)(h) 3 mo. LIBOR + 6.000% Cash, 2.000% PIK	241,841
	Sweetwater Borrower LLC
179,572	8.688%, 08/07/2028(h) 1 mo. LIBOR + 4.250%	167,002
	Team Health Holdings, Inc.
493,548	7.134%, 02/06/2024(h) 1 mo. LIBOR + 2.750%	424,451
	Travel Leaders Group LLC
575,136	8.384%, 01/25/2024(h) 1 mo. LIBOR + 4.000%	528,766
	Travelport Finance (Luxembourg) S.A.R.L.
874	9.730%, 03/31/2023(h)(f) 3 mo. LIBOR + 6.750%	596
	Ultimate Software Group, Inc. (The)
765,000	8.998%, 05/03/2027(h) 1 mo. LIBOR + 5.250%	705,904
	Vantage Specialty Chemicals, Inc.
469,704	7.915%, 10/28/2024(h) 3 mo. LIBOR + 3.500%	459,781
	Viad Corp.
375,250	9.384%, 07/30/2028(h) 1 mo. LIBOR + 5.000%	355,902
	Waterbridge Midstream Operating LLC
473,784	9.127%, 06/22/2026(h) 3 mo. LIBOR + 5.750%	456,683
	Ziggo B.V.
490,000 (EUR)	3.764%, 01/31/2029 6 mo. EURIBOR + 3.000%	485,482

TOTAL BANK LOANS (Cost $19,199,253)		14,976,584

CONVERTIBLE BONDS: 1.4%

Communications: 0.6%
	Cable One, Inc.
5,000	0.000%, 03/15/2026(d)	3,953
	Delivery Hero SE
1,400,000 (EUR)	1.000%, 01/23/2027	1,191,679
100,000 (EUR)	1.000%, 04/30/2026	80,496
	DISH Network Corp.
700,000	0.000%, 12/15/2025(d)	447,958
3,050,000	3.375%, 08/15/2026	1,918,450
	SNAP, Inc.
370,000	0.010%, 05/01/2027(d)	260,295

Principal Amount^		Value

Communications (continued)
	Spotify USA, Inc.
$ 335,000	0.010%, 03/15/2026(d)	$271,350
	Uber Technologies, Inc.
520,000	0.000%, 12/15/2025(d)	440,573
	Wayfair, Inc.
1,362,000	0.625%, 10/01/2025	894,153
42,000	1.000%, 08/15/2026	23,995
	Zillow Group, Inc.
27,000	2.750%, 05/15/2025	25,812
269,000	1.375%, 09/01/2026	273,707

		5,832,421

Consumer, Cyclical: 0.2%
	Cineplex, Inc.
1,041,000 (CAD)	5.750%, 09/30/2025(c)	736,896
	JetBlue Airways Corp.
195,000	0.500%, 04/01/2026	143,145
	Lightning eMotors, Inc.
182,000	7.500%, 05/15/2024(c)	37,310
	NCL Corp. Ltd.
440,000	1.125%, 02/15/2027	300,872
	Peloton Interactive, Inc.
50,000	0.000%, 02/15/2026(d)	35,522
	Penn Entertainment, Inc.
130,000	2.750%, 05/15/2026	192,270
	Southwest Airlines Co.
735,000	1.250%, 05/01/2025	885,491

		2,331,506

Consumer, Non-cyclical: 0.4%
	BioMarin Pharmaceutical, Inc.
1,230,000	1.250%, 05/15/2027	1,327,860
	Guardant Health, Inc.
215,000	0.000%, 11/15/2027(d)	134,784
	Ionis Pharmaceuticals, Inc.
145,000	0.000%, 04/01/2026(d)	134,578
	Livongo Health, Inc.
570,000	0.875%, 06/01/2025	499,485
	Teladoc Health, Inc.
865,000	1.250%, 06/01/2027(i)	668,813
	UpHealth, Inc.
937,000	13.300%, 12/15/2025(c)(h)(i) SOFR + 9.000%	888,276
533,000	6.250%, 06/15/2026(c)	156,902

		3,810,698

Technology: 0.2%
	Bentley Systems, Inc.
20,000	0.375%, 07/01/2027	16,380
	Bilibili, Inc.
315,000	0.500%, 12/01/2026(c)	233,100
	Kaleyra, Inc.
1,191,000	6.125%, 06/01/2026(c)	932,063
	Nutanix, Inc.
325,000	0.250%, 10/01/2027	273,487
	RingCentral, Inc.
300,000	0.010%, 03/15/2026(d)	237,000
	Splunk, Inc.
545,000	1.125%, 06/15/2027	462,596
	Unity Software, Inc.
345,000	0.000%, 11/15/2026*(d)	259,958
	Wolfspeed, Inc.
60,000	0.250%, 02/15/2028(c)	52,020
75,000	1.875%, 12/01/2029(c)	67,913

		2,534,517

TOTAL CONVERTIBLE BONDS (Cost $18,072,403)		14,509,142

The accompanying notes are an integral part of these financial statements.

48	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

CORPORATE BONDS: 21.3%

Basic Materials: 1.8%
	Aris Mining Corp.
$ 200,000	6.875%, 08/09/2026	$157,102
	Ashland LLC
3,455,000	3.375%, 09/01/2031(c)	2,765,412
	ASP Unifrax Holdings, Inc.
260,000	7.500%, 09/30/2029(c)	165,360
	ATI, Inc.
1,070,000	4.875%, 10/01/2029	946,955
1,041,000	5.125%, 10/01/2031	921,753
	Braskem Idesa SAPI
450,000	6.990%, 02/20/2032(c)	319,647
	Braskem Netherlands Finance B.V.
560,000	4.500%, 01/31/2030(c)	478,010
	CAP S.A.
300,000	3.900%, 04/27/2031	234,624
	Cia de Minas Buenaventura S.A.A.
360,000	5.500%, 07/23/2026(c)	312,840
	Commercial Metals Co.
90,000	4.375%, 03/15/2032	78,424
	Eldorado Gold Corp.
1,660,000	6.250%, 09/01/2029(c)	1,454,379
	First Quantum Minerals Ltd.
600,000	7.500%, 04/01/2025(c)(i)	585,240
1,035,000	6.875%, 03/01/2026(c)(i)	981,704
740,000	6.875%, 10/15/2027(c)(i)	695,810
	FMG Resources August 2006 Pty Ltd.
350,000	4.500%, 09/15/2027(c)	323,477
1,120,000	6.125%, 04/15/2032(c)	1,046,130
	Freeport-McMoRan, Inc.
310,000	4.250%, 03/01/2030(i)	281,885
340,000	4.625%, 08/01/2030(i)	317,325
	Glencore Funding LLC
730,000	2.850%, 04/27/2031(c)	601,315
	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
410,000	9.000%, 07/01/2028(c)	343,929
	Mineral Resources Ltd.
2,355,000	8.500%, 05/01/2030(c)	2,390,313
	Nufarm Australia Ltd. / Nufarm Americas, Inc.
644,000	5.000%, 01/27/2030(c)	558,889
	OCP S.A.
650,000	5.125%, 06/23/2051	495,875
	RPM International, Inc.
1,150,000	2.950%, 01/15/2032	912,211
	UPL Corp. Ltd.
460,000	5.250%, 02/27/2025(e)(i) 5 year CMT + 3.865%	322,000
	Vedanta Resources Finance II Plc
250,000	9.250%, 04/23/2026(c)	162,331
200,000	9.250%, 04/23/2026	129,865
	Vedanta Resources Ltd.
200,000	6.125%, 08/09/2024	126,506
	Vibrantz Technologies, Inc.
285,000	9.000%, 02/15/2030(c)	215,070
	Yamana Gold, Inc.
330,000	2.630%, 08/15/2031	248,005

		18,572,386

Principal Amount^		Value

Communications: 2.7%
	Alibaba Group Holding Ltd.
$ 200,000	3.250%, 02/09/2061	$121,507
	CCO Holdings LLC / CCO Holdings Capital Corp.
125,000	5.500%, 05/01/2026(c)	121,194
3,475,000	5.125%, 05/01/2027(c)	3,231,854
	Cengage Learning, Inc.
460,000	9.500%, 06/15/2024(c)	439,408
	Charter Communications Operating LLC / Charter Communications Operating Capital
145,000	2.800%, 04/01/2031	113,551
55,000	2.300%, 02/01/2032	40,764
70,000	4.400%, 04/01/2033	60,309
1,275,000	4.400%, 12/01/2061	825,262
	CommScope Technologies LLC
640,000	5.000%, 03/15/2027(c)	435,700
	CommScope, Inc.
860,000	7.125%, 07/01/2028(c)	616,185
	CSC Holdings LLC
4,105,000	4.625%, 12/01/2030(c)	2,277,292
	DIRECTV Financing LLC / DIRECTIVE Financing Co-Obligor, Inc.
205,000	5.875%, 08/15/2027(c)	183,795
	DISH DBS Corp.
1,755,000	5.250%, 12/01/2026(c)	1,481,589
1,595,000	5.125%, 06/01/2029	1,032,085
	Embarq Corp.
925,000	7.995%, 06/01/2036	432,165
	Endurance International Group Holdings, Inc.
590,000	6.000%, 02/15/2029(c)	406,333
	Expedia Group, Inc.
95,000	3.250%, 02/15/2030	80,998
115,000	2.950%, 03/15/2031	93,116
	FactSet Research Systems, Inc.
692,000	3.450%, 03/01/2032	585,858
	iHeartCommunications, Inc.
170,000	8.375%, 05/01/2027	144,872
350,000	5.250%, 08/15/2027(c)	297,032
575,000	4.750%, 01/15/2028(c)	469,154
	Intelsat Jackson Holdings S.A.
825,000	8.500%, 10/15/2024(c)	0
	Juniper Networks, Inc.
495,000	2.000%, 12/10/2030	379,825
	Kenbourne Invest S.A.
513,000	6.875%, 11/26/2024(c)	489,199
	McGraw-Hill Education, Inc.
335,000	5.750%, 08/01/2028(c)	282,015
	Motorola Solutions, Inc.
850,000	2.750%, 05/24/2031(i)	683,917
2,105,000	5.600%, 06/01/2032(i)	2,065,798
	Netflix, Inc.
275,000	4.875%, 04/15/2028	266,155
290,000	5.875%, 11/15/2028	294,649
235,000	6.375%, 05/15/2029	242,277
70,000	5.375%, 11/15/2029(c)	68,024
445,000	4.875%, 06/15/2030(c)	415,754
	Oi S.A.
550,000	10.000%, 07/27/2025 PIK Rate 12.000%	94,683

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	49

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

CORPORATE BONDS(CONTINUED)

Communications (continued)
	Sirius XM Radio, Inc.
$ 2,234,000	3.875%, 09/01/2031(c)	$1,747,198
	SoftBank Group Corp.
600,000	4.625%, 07/06/2028	498,627
205,000	5.250%, 07/06/2031	165,537
	Telesat Canada / Telesat LLC
310,000	5.625%, 12/06/2026(c)(i)	142,995
	Tencent Holdings Ltd.
200,000	3.240%, 06/03/2050(i)	127,796
	Uber Technologies, Inc.
75,000	8.000%, 11/01/2026(c)	75,410
245,000	7.500%, 09/15/2027(c)	245,421
15,000	6.250%, 01/15/2028(c)	14,423
3,505,000	4.500%, 08/15/2029(c)	3,060,321
	VeriSign, Inc.
852,000	2.700%, 06/15/2031(i)	698,902
	Viasat, Inc.
1,228,000	6.500%, 07/15/2028(c)	923,269
	Viavi Solutions, Inc.
1,336,000	3.750%, 10/01/2029(c)	1,125,045
	VTR Finance N.V.
500,000	6.375%, 07/15/2028	196,233
	Ziff Davis, Inc.
300,000	4.625%, 10/15/2030(c)	254,386

		28,047,882

Consumer, Cyclical: 3.2%
	Allison Transmission, Inc.
2,652,000	3.750%, 01/30/2031(c)	2,184,585
	Asbury Automotive Group, Inc.
195,000	4.625%, 11/15/2029(c)	164,545
	Carnival Corp.
170,000	7.625%, 03/01/2026(c)	135,042
620,000	5.750%, 03/01/2027(c)	443,777
75,000	6.000%, 05/01/2029(c)	50,119
	CDI Escrow Issuer, Inc.
863,000	5.750%, 04/01/2030(c)	775,133
	Churchill Downs, Inc.
2,323,000	4.750%, 01/15/2028(c)	2,082,686
	Dealer Tire LLC / DT Issuer LLC
565,000	8.000%, 02/01/2028(c)	498,021
	Dick’s Sporting Goods, Inc.
921,000	3.150%, 01/15/2032	723,791
	FirstCash, Inc.
850,000	5.625%, 01/01/2030(c)	757,660
	Gajah Tunggal Tbk PT
200,000	8.950%, 06/23/2026	154,000
	General Motors Co.
645,000	5.400%, 04/01/2048(i)	531,566
510,000	5.950%, 04/01/2049(i)	449,411
	General Motors Financial Co., Inc.
310,000	Series A 5.750%, 09/30/2027(e)(i) 3 mo. USD LIBOR + 3.598%	261,763
255,000	Series B 6.500%, 09/30/2028(e)(i) 3 mo. USD LIBOR + 3.436%	221,416

Principal Amount^		Value

Consumer, Cyclical (continued)
$ 100,000	Series C 5.700%, 09/30/2030(e)(i) 5 year CMT + 4.997%	$85,013
	Genm Capital Labuan Ltd.
440,000	3.882%, 04/19/2031(c)(i)	330,029
	Genuine Parts Co.
1,010,000	2.750%, 02/01/2032(i)	816,143
	Hilton Domestic Operating Co., Inc.
2,106,000	3.625%, 02/15/2032(c)	1,690,233
	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
300,000	5.000%, 06/01/2029(c)	258,383
160,000	4.875%, 07/01/2031(c)	130,793
	Hyatt Hotels Corp.
1,330,000	4.375%, 09/15/2028	1,222,770
	Las Vegas Sands Corp.
1,090,000	3.900%, 08/08/2029	927,248
	LGI Homes, Inc.
540,000	4.000%, 07/15/2029(c)(i)	417,919
	Life Time, Inc.
290,000	8.000%, 04/15/2026(c)	261,363
	M/I Homes, Inc.
540,000	3.950%, 02/15/2030(i)	436,705
	Marriott Ownership Resorts, Inc.
230,000	4.500%, 06/15/2029(c)(i)	191,113
	Murphy Oil USA, Inc.
3,053,000	3.750%, 02/15/2031(c)	2,524,370
	NCL Corp. Ltd.
430,000	5.875%, 03/15/2026(c)	339,390
225,000	5.875%, 02/15/2027(c)	195,177
	NCL Finance Ltd.
200,000	6.125%, 03/15/2028(c)	147,894
	NVR, Inc.
600,000	3.000%, 05/15/2030	506,516
	Papa John’s International, Inc.
178,000	3.875%, 09/15/2029(c)	148,857
	Park River Holdings, Inc.
120,000	5.625%, 02/01/2029(c)	80,065
	PetSmart, Inc. / PetSmart Finance Corp.
500,000	7.750%, 02/15/2029(c)	470,534
	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.
240,000	5.625%, 09/01/2029(c)	177,288
190,000	5.875%, 09/01/2031(c)	134,653
	Royal Caribbean Cruises Ltd.
145,000	4.250%, 07/01/2026(c)	117,392
750,000	5.500%, 04/01/2028(c)	599,865
	Scientific Games International, Inc.
635,000	7.000%, 05/15/2028(c)	606,873
	Superior Plus L.P. / Superior General Partner, Inc.
2,046,000	4.500%, 03/15/2029(c)	1,752,286
	SWF Escrow Issuer Corp.
450,000	6.500%, 10/01/2029(c)(i)	261,338
	Tempur Sealy International, Inc.
860,000	3.875%, 10/15/2031(c)(i)	673,857
	TKC Holdings, Inc.
320,000	10.500%, 05/15/2029(c)(i)	179,741
	Travel & Leisure Co.
390,000	6.625%, 07/31/2026(c)	382,193
35,000	6.000%, 04/01/2027	33,278

The accompanying notes are an integral part of these financial statements.

50	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

CORPORATE BONDS(CONTINUED)

Consumer, Cyclical (continued)
$ 435,000	4.500%, 12/01/2029(c)	$355,091
125,000	4.625%, 03/01/2030(c)	103,884
	United Airlines Pass Through Trust
1,255,152	Series 2019-2-B 3.500%, 11/01/2029	1,083,622
121,920	Series 2020-1-B 4.875%, 07/15/2027	116,186
	Vista Outdoor, Inc.
300,000	4.500%, 03/15/2029(c)	220,662
	Wabash National Corp.
1,364,000	4.500%, 10/15/2028(c)	1,162,785
	Warnermedia Holdings, Inc.
195,000	4.054%, 03/15/2029(c)(i)	169,506
540,000	4.279%, 03/15/2032(c)(i)	447,109
	Wheel Pros, Inc.
230,000	6.500%, 05/15/2029(c)	81,650
	Yum! Brands, Inc.
1,716,000	4.750%, 01/15/2030(c)	1,577,313
1,816,000	4.625%, 01/31/2032	1,608,707

		32,459,309

Consumer, Non-cyclical: 2.4%
	Acadia Healthcare Co., Inc.
358,000	5.500%, 07/01/2028(c)	340,136
691,000	5.000%, 04/15/2029(c)	636,622
	Air Methods Corp.
460,000	8.000%, 05/15/2025(c)	25,086
	Altria Group, Inc.
750,000	2.450%, 02/04/2032	569,641
	BAT Capital Corp.
263,000	2.726%, 03/25/2031	206,493
650,000	4.742%, 03/16/2032	580,392
	Bausch Health Cos., Inc.
230,000	7.000%, 01/15/2028(c)	111,533
260,000	5.000%, 01/30/2028(c)	125,209
1,285,000	4.875%, 06/01/2028(c)	819,717
	Block Financial LLC
70,000	2.500%, 07/15/2028	59,737
	CHS / Community Health Systems, Inc.
305,000	6.875%, 04/15/2029(c)	157,329
	Coruripe Netherlands B.V.
400,000	10.000%, 02/10/2027	321,000
	Coty, Inc.
70,000	6.500%, 04/15/2026(c)	67,309
	Darling Ingredients, Inc.
40,000	6.000%, 06/15/2030(c)	39,154
	Encompass Health Corp.
1,049,000	4.750%, 02/01/2030	922,855
1,100,000	4.625%, 04/01/2031	947,234
	Endo Luxembourg Finance Co. I S.A.R.L / Endo US, Inc.
335,000	6.125%, 04/01/2029(c)(l)	254,759
	Gartner, Inc.
1,420,000	3.625%, 06/15/2029(c)(i)	1,249,493
1,988,000	3.750%, 10/01/2030(c)(i)	1,716,583
	Global Payments, Inc.
100,000	2.900%, 11/15/2031	79,492
55,000	5.400%, 08/15/2032	52,738

Principal Amount^		Value

Consumer, Non-cyclical (continued)
	Herbalife Nutrition Ltd. / HLF Financing, Inc.
$ 137,000	7.875%, 09/01/2025(c)	$122,008
	Hologic, Inc.
74,000	3.250%, 02/15/2029(c)	63,664
	Ingles Markets, Inc.
672,000	4.000%, 06/15/2031(c)	566,036
	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
240,000	3.000%, 02/02/2029(c)	199,015
	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
430,000	7.000%, 12/31/2027(c)	354,213
	Lamb Weston Holdings, Inc.
3,400,000	4.375%, 01/31/2032(c)	2,975,493
	MARB BondCo Plc
630,000	3.950%, 01/29/2031(c)(i)	487,648
	Molina Healthcare, Inc.
240,000	4.375%, 06/15/2028(c)	219,446
	Natura Cosmeticos S.A.
330,000	4.125%, 05/03/2028(c)	269,681
	PECF USS Intermediate Holding III Corp.
220,000	8.000%, 11/15/2029(c)	143,218
	Philip Morris International, Inc.
166,000	1.750%, 11/01/2030	130,729
	Post Holdings, Inc.
2,257,000	4.500%, 09/15/2031(c)	1,901,535
	Pyxus Holdings, Inc.
245,100	10.000%, 08/24/2024	194,242
	Quanta Services, Inc.
100,000	2.900%, 10/01/2030	82,704
	Radiology Partners, Inc.
590,000	9.250%, 02/01/2028(c)	332,131
	Royalty Pharma Plc
218,000	2.200%, 09/02/2030	171,451
	Service Corp. International
2,928,000	4.000%, 05/15/2031	2,471,620
	Teva Pharmaceutical Finance Netherlands II B.V.
1,455,000 (EUR)	6.000%, 01/31/2025	1,537,937
	Teva Pharmaceutical Finance Netherlands III B.V.
395,000	7.125%, 01/31/2025	393,428
1,145,000	3.150%, 10/01/2026	1,003,627
2,505,000	4.100%, 10/01/2046	1,537,069
	Triton Water Holdings, Inc.
270,000	6.250%, 04/01/2029(c)	216,929

		24,656,336

Energy: 2.1%
	AI Candelaria Spain S.A.
250,000	5.750%, 06/15/2033(c)	190,520
250,000	5.750%, 06/15/2033	190,520
	Aker BP ASA
435,000	3.750%, 01/15/2030(c)	384,656
300,000	4.000%, 01/15/2031(c)	264,833
	Continental Resources, Inc.
1,115,000	5.750%, 01/15/2031(c)	1,040,453
235,000	2.875%, 04/01/2032(c)	174,532

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	51

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

CORPORATE BONDS(CONTINUED)

Energy (continued)
	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp.
$ 560,000	6.000%, 02/01/2029(c)	$514,615
	CVR Energy, Inc.
1,009,000	5.750%, 02/15/2028(c)	879,929
	Delek Logistics Partners L.P. / Delek Logistics Finance Corp.
1,368,000	7.125%, 06/01/2028(c)	1,235,742
	Ecopetrol S.A.
500,000	5.875%, 05/28/2045	349,417
250,000	5.875%, 11/02/2051	168,518
	Energean Israel Finance Ltd.
325,000	5.375%, 03/30/2028(c)	292,500
	EQT Corp.
120,000	5.000%, 01/15/2029	113,423
440,000	3.625%, 05/15/2031(c)	374,202
	Global Partners L.P. / GLP Finance Corp.
882,000	6.875%, 01/15/2029	809,120
	Gulfport Energy Corp.
9,327	8.000%, 05/17/2026	9,106
	Gulfport Energy Operating Corp.
145,000	6.625%, 05/01/2023(l)	0
287,000	6.000%, 10/15/2024(l)	0
137,000	6.375%, 05/15/2025(l)	0
144,000	6.375%, 01/15/2026(l)	0
	Hess Midstream Operations L.P.
970,000	4.250%, 02/15/2030(c)	830,615
400,000	5.500%, 10/15/2030(c)	366,500
	HF Sinclair Corp.
815,000	4.500%, 10/01/2030	719,419
	Leviathan Bond Ltd.
160,000	6.500%, 06/30/2027(c)	155,760
	NGD Holdings B.V.
100,000	6.750%, 12/31/2026	47,100
	NGL Energy Operating LLC / NGL Energy Finance Corp.
635,000	7.500%, 02/01/2026(c)	565,661
	NuStar Logistics L.P.
650,000	6.375%, 10/01/2030	602,186
	Occidental Petroleum Corp.
830,000	5.550%, 03/15/2026	828,240
40,000	8.875%, 07/15/2030	45,227
25,000	6.125%, 01/01/2031	25,278
45,000	7.875%, 09/15/2031	49,625
	Ovintiv, Inc.
75,000	8.125%, 09/15/2030	82,734
20,000	7.200%, 11/01/2031	21,121
15,000	7.375%, 11/01/2031	16,065
70,000	6.500%, 08/15/2034	70,960
145,000	6.625%, 08/15/2037	147,023
30,000	6.500%, 02/01/2038	29,990
	Parkland Corp.
77,000	4.625%, 05/01/2030(c)	63,829
	Patterson-UTI Energy, Inc.
330,000	5.150%, 11/15/2029(i)	297,099
	Pertamina Persero PT
300,000	4.150%, 02/25/2060	216,780

Principal Amount^		Value

Energy (continued)
	Petroleos del Peru S.A.
$ 600,000	5.625%, 06/19/2047	$393,495
	Petroleos Mexicanos
1,425,000	5.950%, 01/28/2031	1,081,651
1,240,000	6.625%, 06/15/2035	903,062
400,000	6.375%, 01/23/2045	248,801
200,000	6.750%, 09/21/2047	128,002
	Precision Drilling Corp.
1,279,000	6.875%, 01/15/2029(c)	1,192,420
	SCC Power Plc
92,322	8.000%, 12/31/2028(c)(f) Cash 4.000% + PIK Rate 4.000%	32,867
50,007	4.000%, 05/17/2032(c)(f) PIK Rate 4.000%	1,992
	SierraCol Energy Andina LLC
200,000	6.000%, 06/15/2028(c)	154,159
200,000	6.000%, 06/15/2028	154,159
	Southwestern Energy Co.
80,000	4.750%, 02/01/2032	68,521
	Sunoco L.P. / Sunoco Finance Corp.
1,450,000	4.500%, 05/15/2029	1,270,410
1,300,000	4.500%, 04/30/2030	1,130,220
	Transocean, Inc.
500,000	11.500%, 01/30/2027(c)	501,993
	UEP Penonome II S.A.
369,311	6.500%, 10/01/2038(c)	273,752
	Var Energi ASA
205,000	7.500%, 01/15/2028(c)	209,216
	Western Midstream Operating L.P.
560,000	3.350%, 02/01/2025	531,087
	YPF S.A.
325,000	6.950%, 07/21/2027(c)	230,750
50,000	8.500%, 06/27/2029	37,660
600,000	7.000%, 12/15/2047	360,800

		21,078,315

Financial: 5.2%
	Agile Group Holdings Ltd.
200,000	5.500%, 04/21/2025	107,392
400,000	6.050%, 10/13/2025	185,570
	Agree L.P.
769,000	4.800%, 10/01/2032	716,234
	Aircastle Ltd.
740,000	4.250%, 06/15/2026	696,805
175,000	Series A 5.250%, 06/15/2026(c)(e)(i) 5 year CMT + 4.410%	135,625
	Ally Financial, Inc.
725,000	Series C 4.700%, 05/15/2028(e)(i) 7 year CMT + 3.481%	455,844
	Alpha Holding S.A. de CV
566,079	9.000%, 02/10/2025	0
	Antares Holdings L.P.
255,000	3.950%, 07/15/2026(c)	221,119
450,000	2.750%, 01/15/2027(c)	361,538
680,000	3.750%, 07/15/2027(c)	551,473
	Ares Capital Corp.
2,029,000	2.875%, 06/15/2028	1,632,881
660,000	3.200%, 11/15/2031	487,433

The accompanying notes are an integral part of these financial statements.

52	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

CORPORATE BONDS(CONTINUED)

Financial (continued)
	Athene Global Funding
$ 1,280,000	1.716%, 01/07/2025(c)	$1,182,672
	Aviation Capital Group LLC
145,000	1.950%, 01/30/2026(c)	126,582
	Banco Davivienda S.A.
200,000	6.650%, 04/22/2031(c)(e)(i) 10 year CMT + 5.097%	154,500
300,000	6.650%, 04/22/2031(e)(i) 10 year CMT + 5.097%	231,750
	Banco GNB Sudameris S.A.
350,000	7.500%, 04/16/2031(c)(i) 5 year CMT + 6.660%	254,103
200,000	7.500%, 04/16/2031(i) 5 year CMT + 6.660%	145,202
	Banco Mercantil del Norte S.A.
350,000	6.625%, 01/24/2032(c)(e)(i) 10 year CMT + 5.034%	290,072
	Bank of America Corp.
1,530,000	1.843%, 02/04/2025(i) SOFR + 0.670%	1,466,708
	Barclays Plc
660,000	4.375%, 03/15/2028(e)(i) 5 year CMT + 3.410%	504,900
400,000	5.088%, 06/20/2030(i) 3 mo. USD LIBOR + 3.054%	370,153
740,000	3.564%, 09/23/2035(i) 5 year CMT + 2.900%	567,253
	Barings BDC, Inc.
405,000	3.300%, 11/23/2026	344,281
	Blackstone Secured Lending Fund
1,295,000	2.125%, 02/15/2027	1,074,279
	Central China Real Estate Ltd.
230,000	7.650%, 08/27/2023	84,946
205,000	7.750%, 05/24/2024	64,700
200,000	7.250%, 07/16/2024	58,166
400,000	7.250%, 08/13/2024	114,160
205,000	7.500%, 07/14/2025	58,395
	CFLD Cayman Investment Ltd.
400,000	9.000%, 07/31/2021(l)	47,216
200,000	7.125%, 04/08/2022	23,500
200,000	8.750%, 09/28/2022	25,779
	China Aoyuan Group Ltd.
200,000	6.200%, 03/24/2026	16,354
	China Evergrande Group
200,000	9.500%, 04/11/2022(l)	14,750
200,000	8.750%, 06/28/2025	15,148
	CIFI Holdings Group Co. Ltd.
200,000	4.450%, 08/17/2026	52,862
	Credit Suisse Group AG
750,000	2.193%, 06/05/2026(c)(i) SOFR + 2.044%	641,673
250,000	6.373%, 07/15/2026(c)(i) SOFR + 3.340%	235,117
250,000	6.442%, 08/11/2028(c)(i) SOFR + 3.700%	228,369
250,000	9.016%, 11/15/2033(c)(i) SOFR + 5.020%	257,422

Principal Amount^		Value

Financial (continued)
	Credivalores-Crediservicios SAS
$ 300,000	8.875%, 02/07/2025(c)	$66,600
	Deutsche Bank AG
885,000	3.729%, 01/14/2032(i) SOFR + 2.757%	652,808
	Easy Tactic Ltd.
412,141	7.500%, 07/11/2027(f) PIK Rate 7.500%	87,774
	Enstar Group Ltd.
2,194,000	3.100%, 09/01/2031	1,612,683
	Fantasia Holdings Group Co. Ltd.
200,000	11.875%, 06/01/2023	16,000
	FS KKR Capital Corp.
658,000	3.400%, 01/15/2026	584,831
455,000	3.125%, 10/12/2028	368,282
	Global Atlantic Fin Co.
570,000	4.400%, 10/15/2029(c)	479,490
	GLP Capital L.P. / GLP Financing II, Inc.
2,835,000	3.250%, 01/15/2032	2,270,352
	Goldman Sachs Group, Inc. (The)
1,530,000	1.757%, 01/24/2025(i) SOFR + 0.730%	1,465,150
	Host Hotels & Resorts L.P.
400,000	Series J 2.900%, 12/15/2031	308,001
	Howard Hughes Corp. (The)
137,000	4.375%, 02/01/2031(c)	111,040
	HSBC Holdings Plc
1,540,000	1.162%, 11/22/2024(i) SOFR + 0.580%	1,467,663
	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
165,000	6.375%, 12/15/2025	160,350
810,000	6.250%, 05/15/2026	780,185
2,233,000	5.250%, 05/15/2027	2,049,447
1,795,000	4.375%, 02/01/2029	1,520,535
	Iron Mountain Information Management Services, Inc.
1,750,000	5.000%, 07/15/2032(c)	1,456,255
	Iron Mountain, Inc.
1,408,000	4.500%, 02/15/2031(c)	1,160,467
	Kaisa Group Holdings Ltd.
1,005,000	9.375%, 06/30/2024(l)	141,182
200,000	10.500%, 01/15/2025	28,152
1,000,000	11.250%, 04/16/2025	140,762
200,000	9.950%, 07/23/2025	28,152
600,000	11.700%, 11/11/2025(l)	84,457
400,000	11.650%, 06/01/2026	56,305
	Kawasan Industri Jababeka Tbk PT
280,000	7.000%, 12/15/2027(c)(g)	172,200
	KWG Group Holdings Ltd.
210,000	6.300%, 02/13/2026	83,475
	Logan Group Co. Ltd.
200,000	4.250%, 07/12/2025	45,000
	Main Street Capital Corp.
284,000	3.000%, 07/14/2026	245,556
	Mexarrend SAPI de C.V.
300,000	10.250%, 07/24/2024(c)	70,599
	National Health Investors, Inc.
395,000	3.000%, 02/01/2031	286,544

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	53

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

CORPORATE BONDS(CONTINUED)

Financial (continued)
	Nationstar Mortgage Holdings, Inc.
$ 1,155,000	5.750%, 11/15/2031(c)	$899,514
	Navient Corp.
350,000	5.500%, 03/15/2029	286,115
	Oaktree Specialty Lending Corp.
150,000	2.700%, 01/15/2027	127,753
	Omega Healthcare Investors, Inc.
2,523,000	3.250%, 04/15/2033	1,837,175
	OneMain Finance Corp.
435,000	3.500%, 01/15/2027	360,711
	Operadora de Servicios Mega S.A. de C.V. Sofom ER
400,000	8.250%, 02/11/2025(c)	201,208
	Owl Rock Capital Corp.
500,000	2.875%, 06/11/2028	393,229
	Owl Rock Technology Finance Corp.
105,000	2.500%, 01/15/2027	85,866
	PennyMac Financial Services, Inc.
240,000	5.750%, 09/15/2031(c)(i)	190,676
	PRA Group, Inc.
450,000	5.000%, 10/01/2029(c)	371,911
	Prospect Capital Corp.
722,000	3.437%, 10/15/2028	555,015
	Rithm Capital Corp.
1,410,000	6.250%, 10/15/2025(c)	1,267,420
	RKPF Overseas Ltd.
300,000	7.750%, 11/18/2024(e)(i) 5 year CMT + 6.003%	141,388
	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
1,765,000	2.875%, 10/15/2026(c)	1,523,160
1,170,000	3.625%, 03/01/2029(c)	929,095
25,000	3.875%, 03/01/2031(c)	19,141
1,215,000	4.000%, 10/15/2033(c)	909,191
	Ronshine China Holdings Ltd.
200,000	7.350%, 12/15/2023(l)	14,150
350,000	6.750%, 08/05/2024	29,593
	Sabra Health Care L.P.
918,000	3.200%, 12/01/2031	687,443
	SBA Communications Corp.
70,000	3.875%, 02/15/2027	63,356
	Shimao Group Holdings Ltd.
340,000	4.750%, 07/03/2022(l)	63,828
	Shimao Group Holdings Ltd.
200,000	5.200%, 01/16/2027	38,000
400,000	3.450%, 01/11/2031	74,805
	Societe Generale S.A.
895,000	3.653%, 07/08/2035(c)(i) 5 year CMT + 3.000%	706,877
	Standard Chartered Plc
830,000	3.265%, 02/18/2036(c)(i) 5 year CMT + 2.300%	617,453
	Starwood Property Trust, Inc.
452,000	3.625%, 07/15/2026(c)	396,063
950,000	4.375%, 01/15/2027(c)	832,671
	STORE Capital Corp.
1,000,000	2.700%, 12/01/2031	739,152

Principal Amount^		Value

Financial (continued)
	Sunac China Holdings Ltd.
$ 200,000	6.500%, 01/10/2025	$43,834
200,000	7.000%, 07/09/2025	43,718
1,010,000	6.500%, 01/26/2026	209,716
	Tanger Properties L.P.
905,000	2.750%, 09/01/2031	659,501
	Theta Capital Pte Ltd.
200,000	6.750%, 10/31/2026	130,040
	Times China Holdings Ltd.
400,000	6.200%, 03/22/2026	67,252
200,000	5.750%, 01/14/2027	34,274
	Unifin Financiera SAB de C.V.
600,000	8.875%, 01/29/2025(e)(l) 5 year CMT + 6.308%	4,680
	VICI Properties L.P.
2,179,000	5.125%, 05/15/2032	2,021,840
	VICI Properties L.P. / VICI Note Co., Inc.
270,000	5.625%, 05/01/2024(c)	268,550
325,000	4.625%, 06/15/2025(c)	312,016
370,000	4.500%, 09/01/2026(c)	349,026
450,000	4.250%, 12/01/2026(c)	420,086
	WP Carey, Inc.
922,000	2.450%, 02/01/2032	725,396
800,000	2.250%, 04/01/2033	597,170
	Yuzhou Group Holdings Co. Ltd.
540,000	7.700%, 02/20/2025(l)	51,808
500,000	8.300%, 05/27/2025(l)	47,845
200,000	7.375%, 01/13/2026(l)	19,482
710,000	7.850%, 08/12/2026(l)	69,679
1,940,000	6.350%, 01/13/2027(l)	182,981
	Zhenro Properties Group Ltd.
400,000	6.630%, 01/07/2026	21,316

		52,845,392

Industrial: 1.4%
	Artera Services LLC
150,000	9.033%, 12/04/2025(c)	125,201
	Boeing Co. (The)
235,000	3.375%, 06/15/2046	153,772
25,000	3.625%, 03/01/2048	16,588
295,000	3.900%, 05/01/2049	209,966
390,000	3.750%, 02/01/2050	271,471
80,000	3.825%, 03/01/2059	51,759
	Bombardier, Inc.
2,782,000	6.000%, 02/15/2028(c)	2,575,193
	Cemex SAB de C.V.
355,000	5.125%, 06/08/2026(c)(e)(i) 5 year CMT + 4.534%	328,476
400,000	5.450%, 11/19/2029(c)	385,150
620,000	5.200%, 09/17/2030(c)	577,623
515,000	3.875%, 07/11/2031(c)	437,500
	Embraer Netherlands Finance B.V.
310,000	5.050%, 06/15/2025	301,391
	GMR Hyderabad International Airport Ltd.
735,000	5.375%, 04/10/2024	725,949
580,000	4.750%, 02/02/2026(c)	542,465
	Howmet Aerospace, Inc.
81,000	3.000%, 01/15/2029	68,967
	HTA Group Ltd.
875,000	7.000%, 12/18/2025(c)	813,750
	IDEX Corp.
72,000	2.625%, 06/15/2031	60,217

The accompanying notes are an integral part of these financial statements.

54	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Industrial (continued)
	IHS Holding Ltd.
$ 365,000	5.625%, 11/29/2026(c)	$304,410
330,000	6.250%, 11/29/2028(c)	269,161
	Keysight Technologies, Inc.
300,000	3.000%, 10/30/2029	261,771
	Mexico City Airport Trust
600,000	5.500%, 07/31/2047	463,407
	OI European Group B.V.
780,000	4.750%, 02/15/2030(c)	684,173
	Teledyne Technologies, Inc.
400,000	2.750%, 04/01/2031(i)	329,043
	TransDigm, Inc.
245,000	8.000%, 12/15/2025(c)	249,068
1,795,000	4.875%, 05/01/2029	1,567,977
	TriMas Corp.
370,000	4.125%, 04/15/2029(c)	323,606
	Triumph Group, Inc.
345,000	6.250%, 09/15/2024(c)	326,565
150,000	7.750%, 08/15/2025	126,275
	TTM Technologies, Inc.
1,350,000	4.000%, 03/01/2029(c)	1,159,637
	Waste Connections, Inc.
425,000	2.200%, 01/15/2032	340,492

		14,051,023

Technology: 1.7%
	Amdocs Ltd.
430,000	2.538%, 06/15/2030	350,934
	Booz Allen Hamilton, Inc.
915,000	4.000%, 07/01/2029(c)	806,654
	Broadcom, Inc.
685,000	4.150%, 11/15/2030	616,331
1,190,000	3.469%, 04/15/2034(c)	957,111
955,000	3.137%, 11/15/2035(c)	708,345
	Castle US Holding Corp.
765,000	9.500%, 02/15/2028(c)	304,566
	CDW LLC / CDW Finance Corp.
115,000	4.250%, 04/01/2028	106,041
	CDW LLC / CDW Finance Corp.
1,138,000	2.670%, 12/01/2026	1,012,471
2,310,000	3.250%, 02/15/2029	1,971,504
860,000	3.569%, 12/01/2031	708,850
	CWT Travel Group, Inc.
124,674	8.500%, 11/19/2026(c)	105,985
	Fair Isaac Corp.
3,296,000	4.000%, 06/15/2028(c)	2,996,974
	KBR, Inc.
892,000	4.750%, 09/30/2028(c)	793,392
	Micron Technology, Inc.
630,000	6.750%, 11/01/2029(i)	643,560
	MSCI, Inc.
480,000	3.625%, 09/01/2030(c)	399,852
	Open Text Corp.
135,000	6.900%, 12/01/2027(c)	135,175
	Oracle Corp.
500,000	3.950%, 03/25/2051	360,701
	Pitney Bowes, Inc.
499,000	7.250%, 03/15/2029(c)	390,957

Principal Amount^		Value

Technology (continued)
	Science Applications International Corp.
$ 1,329,000	4.875%, 04/01/2028(c)(i)	$1,231,430
	Virtusa Corp.
435,000	7.125%, 12/15/2028(c)	332,133
	VMware, Inc.
1,200,000	2.200%, 08/15/2031	916,457
	Western Digital Corp.
420,000	4.750%, 02/15/2026	396,438
190,000	2.850%, 02/01/2029	147,272
	Xerox Holdings Corp.
580,000	5.500%, 08/15/2028(c)	465,204

		16,858,337

Utilities: 0.8%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
1,300,000	5.875%, 08/20/2026	1,236,637
	AmeriGas Partners L.P./AmeriGas Finance Corp.
1,900,000	5.750%, 05/20/2027	1,768,742
	Edison International
315,000	Series A 5.375%, 03/15/2026(e)(i) 5 year CMT + 4.698%	266,950
	Emera US Finance L.P.
2,604,000	2.639%, 06/15/2031	2,052,055
	Empresas Publicas de Medellin ESP
400,000	4.375%, 02/15/2031	311,508
	EnfraGen Energia Sur S.A. / EnfraGen Spain S.A. / Prime Energia S.p.A.
400,000	5.375%, 12/30/2030	280,590
	FEL Energy VI Sarl
369,580	5.750%, 12/01/2040	322,459
	Guacolda Energia S.A.
300,000	4.560%, 04/30/2025	88,500
	Instituto Costarricense
200,000	6.375%, 05/15/2043	159,045
	Mong Duong Finance Holdings B.V.
250,000	5.125%, 05/07/2029	208,457
	National Fuel Gas Co.
1,100,000	2.950%, 03/01/2031	867,270
	Pacific Gas and Electric Co.
165,000	5.450%, 06/15/2027	163,209
260,000	4.300%, 03/15/2045	186,425

		7,911,847

TOTAL CORPORATE BONDS (Cost $253,400,634)		216,480,827

GOVERNMENT SECURITIES & AGENCY ISSUE: 1.5%
	Brazilian Government International Bond
700,000	4.750%, 01/14/2050	492,860
	Colombia Government International Bond
500,000	5.000%, 06/15/2045	341,675
300,000	5.200%, 05/15/2049	205,331
	Dominican Republic International Bonds
250,000	5.875%, 01/30/2060	184,316

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	55

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

GOVERNMENT SECURITIES & AGENCY ISSUE (CONTINUED)
	Financiera de Desarrollo Territorial S.A.
$ 3,329,000,000 (COP)	7.875%, 08/12/2024(c)(i)	$624,736
	Mexico Government International Bond
300,000	4.400%, 02/12/2052	221,102
	Provincia de Buenos Aires Government Bonds
15,545,000 (ARS)	72.913%, 04/12/2025(c) BADLARPP + 3.750%	40,759
	Republic of South Africa Government International Bond
500,000	5.650%, 09/27/2047	369,234
	Ukraine Government International Bond
400,000	7.253%, 03/15/2035	75,697
	United States Treasury Note
3,260,000	1.250%, 07/31/2023	3,195,909
645,000	1.375%, 08/31/2023(a)	630,589
2,595,000	3.250%, 08/31/2024	2,542,289
3,820,000	4.250%, 09/30/2024	3,802,392
2,000,000	4.125%, 11/15/2032	2,048,750

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $17,546,079)		14,775,639

LIMITED PARTNERSHIPS: 0.2%
35,594	GACP II L.P.(b)	394,903
1,300,000	U.S. Farming Realty Trust II L.P.(b)	1,356,862

TOTAL LIMITED PARTNERSHIPS (Cost $1,037,369)		1,751,765

MORTGAGE-BACKED SECURITIES: 12.2%
	Adjustable Rate Mortgage Trust
247,237	Series 2006-1-2A1 4.234%, 03/25/2036(i)	148,845
	Alternative Loan Trust
74,860	Series 2003-22CB-1A1 5.750%, 12/25/2033	72,886
280,879	Series 2004-13CB-A4 0.010%, 07/25/2034(d)(m)	201,953
42,136	Series 2004-16CB-1A1 5.500%, 07/25/2034	40,269
41,983	Series 2004-16CB-3A1 5.500%, 08/25/2034	40,405
89,346	Series 2004-J10-2CB1 6.000%, 09/25/2034	85,410
17,895	Series 2005-J1-2A1 5.500%, 02/25/2025	17,306
2,034,940	Series 2006-13T1-A13 6.000%, 05/25/2036	1,039,260
316,129	Series 2006-31CB-A7 6.000%, 11/25/2036	194,725
419,128	Series 2006-J1-2A1 7.000%, 02/25/2036	57,059
172,598	Series 2007-16CB-2A1 4.839%, 08/25/2037(h)(i) 1 mo. USD LIBOR + 0.450%	54,643

Principal Amount^		Value
$ 49,980	Series 2007-16CB-2A2 18.011%, 08/25/2037(h)(i) -8.333*1 mo. USD LIBOR + 54.583%	$71,964
2,470,418	Series 2007-16CB-4A1 4.789%, 08/25/2037(h)(i) 1 mo. USD LIBOR + 0.400%	1,752,797
395,308	Series 2007-16CB-4A2 13.268%, 08/25/2037(h)(i) -6*1 mo. USD LIBOR + 39.600%	480,054
323,569	Series 2007-19-1A34 6.000%, 08/25/2037	169,006
909,642	Series 2007-20-A12 6.250%, 08/25/2047	518,318
	Alternative Loan Trust Resecuritization
415,274	Series 2008-2R-2A1 4.205%, 08/25/2037(i)	217,656
2,881,346	Series 2008-2R-4A1 6.250%, 08/25/2037(i)	1,573,818
	American Home Mortgage Investment Trust
191,779	Series 2006-1-11A1 4.669%, 03/25/2046(h)(i) 1 mo. USD LIBOR + 0.280%	149,702
	AREIT Trust CLO
1,000,000	Series 2019-CRE3-D 7.090%, 09/14/2036(c)(h)(i) TSFR1M + 2.764%	937,508
	Banc of America Alternative Loan Trust
33,057	Series 2003-8-1CB1 5.500%, 10/25/2033	31,448
508,203	Series 2006-7-A4 6.498%, 10/25/2036(g)	149,472
	Banc of America Funding Trust
23,711	Series 2005-7-3A1 5.750%, 11/25/2035	23,277
225,584	Series 2006-B-7A1 2.606%, 03/20/2036(i)	186,040
22,290	Series 2007-4-5A1 5.500%, 11/25/2034	19,757
	Banc of America Mortgage Trust
8,685	Series 2005-A-2A1 2.543%, 02/25/2035(i)	8,007
	BBCMS Trust
750,000	Series 2018-CBM-E 7.868%, 07/15/2037(c)(h)(i) 1 mo. USD LIBOR + 3.550%	698,648
	BCAP LLC Trust
125,409	Series 2010-RR6-6A2 9.300%, 07/26/2037(c)(i)	64,354
1,848,597	Series 2011-R11-2A4 5.500%, 12/26/2035(c)	1,204,331
	Bear Stearns Adjustable Rate Mortgage Trust
1,564,310	Series 2005-12-25A1 2.941%, 02/25/2036(i)	1,182,841
	Bear Stearns Asset-Backed Securities I Trust
372,826	Series 2006-AC1-1A1 6.250%, 02/25/2036(g)	196,786
	Benchmark Mortgage Trust
547,000	Series 2020-B18-AGNF 4.139%, 07/15/2053(c)	443,343

The accompanying notes are an integral part of these financial statements.

56	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
$ 1,637,000	Series 2021-B31-E 2.250%, 12/15/2054(c)	$817,315
	BF Mortgage Trust
666,000	Series 2019-NYT-F 7.318%, 12/15/2035(c)(h)(i) 1 mo. USD LIBOR + 3.000%	544,599
	BINOM Securitization Trust
530,000	Series 2022-RPL1-M1 3.000%, 02/25/2061(c)(i)	384,849
	BPR Trust
465,000	Series 2021-NRD-F 11.196%, 12/15/2038(c)(h)(i) TSFR1M + 6.870%	412,299
	BX Commercial Mortgage Trust
1,274,000	Series 2019-IMC-G 7.918%, 04/15/2034(c)(h)(i) 1 mo. USD LIBOR + 3.600%	1,183,601
	Carbon Capital VI Commercial Mortgage Trust
343,565	Series 2019-FL2-B 7.168%, 10/15/2035(c)(h)(i) 1 mo. USD LIBOR + 2.850%	325,069
	CFCRE Commercial Mortgage Trust
16,323,000	Series 2016-C7-XE 0.930%, 12/10/2054(c)(i)(j)	517,313
7,346,000	Series 2016-C7-XF 0.930%, 12/10/2054(c)(i)(j)	227,142
	CG-CCRE Commercial Mortgage Trust
101,034	Series 2014-FL2-COL1 7.818%, 11/15/2031(c)(h)(i) 1 mo. USD LIBOR + 3.500%	87,192
197,257	Series 2014-FL2-COL2 8.818%, 11/15/2031(c)(h)(i) 1 mo. USD LIBOR + 4.500%	144,813
	Chase Mortgage Finance Trust
1,299,659	Series 2007-S3-1A15 6.000%, 05/25/2037	679,699
	CIM Trust
393,893	Series 2021-NR2-A1 2.568%, 07/25/2059(c)(g)	364,655
	Citicorp Mortgage Securities Trust
1,592,047	Series 2006-7-1A1 6.000%, 12/25/2036	1,327,206
	Citigroup Commercial Mortgage Trust
870,000	Series 2014-GC21-D 4.941%, 05/10/2047(c)(i)	635,973
	Citigroup Mortgage Loan Trust, Inc.
154,486	Series 2005-5-2A2 5.750%, 08/25/2035	106,201
1,891,497	Series 2005-5-3A2A 3.424%, 10/25/2035(i)	1,165,718
1,763,596	Series 2011-12-1A2 3.330%, 04/25/2036(c)(i)	1,058,177
	CitiMortgage Alternative Loan Trust
151,899	Series 2006-A5-1A13 4.839%, 10/25/2036(h)(i) 1 mo. USD LIBOR + 0.450%	126,797
149,391	Series 2006-A5-1A2 2.161%, 10/25/2036(h)(i)(j) -1*1 mo. USD LIBOR + 6.550%	9,432

Principal Amount^		Value
$ 1,343,191	Series 2007-A6-1A5 6.000%, 06/25/2037	$1,149,842
	COMM Mortgage Trust
460,000	Series 2012-CR3-B 3.922%, 10/15/2045(c)	402,402
40,000	Series 2012-LC4-C 5.298%, 12/10/2044(i)	39,609
1,868,035	Series 2014-UBS4-F 3.750%, 08/10/2047(c)	396,523
3,204,626	Series 2014-UBS4-G 3.750%, 08/10/2047(c)	218,295
7,000	Series 2014-UBS4-V 0.000%, 08/10/2047(c)(i)	1
1,989,000	Series 2018-HCLV-D 6.595%, 09/15/2033(c)(h)(i) 1 mo. USD LIBOR + 2.177%	1,738,376
	Connecticut Avenue Securities Trust
100,156	Series 2020-R01-1M2 6.439%, 01/25/2040(c)(h)(i) 1 mo. USD LIBOR + 2.050%	99,529
170,000	Series 2021-R01-1B1 7.028%, 10/25/2041(c)(h)(i) SOFR 30-day + 3.100%	160,252
1,000,000	Series 2022-R03-1B2 13.778%, 03/25/2042(c)(h)(i) SOFR 30-day + 9.850%	992,239
	Countrywide Home Loan Mortgage Pass-Through Trust
4,899	Series 2004-HYB4-2A1 3.894%, 09/20/2034(i)	4,415
443,572	Series 2005-23-A1 5.500%, 11/25/2035	255,571
1,975,585	Series 2006-9-A1 6.000%, 05/25/2036	998,742
115,995	Series 2007-10-A5 6.000%, 07/25/2037	57,227
469,694	Series 2007-13-A5 6.000%, 08/25/2037	251,952
	Credit Suisse First Boston Mortgage Securities Corp.
972,112	Series 2005-11-7A1 6.000%, 12/25/2035	550,895
	Credit Suisse First Boston Mortgage- Backed Pass-Through Certificates
30,664	Series 2003-27-4A4 5.750%, 11/25/2033	29,760
2,271,704	Series 2005-10-10A3 6.000%, 11/25/2035	680,479
	Credit Suisse Mortgage-Backed Trust
631,220	Series 2006-6-1A10 6.000%, 07/25/2036	338,652
650,041	Series 2007-1-4A1 6.500%, 02/25/2022	84,992
30,967	Series 2007-2-2A5 5.000%, 03/25/2037	24,038
635,000	Series 2014-USA-D 4.373%, 09/15/2037(c)	470,902
1,475,000	Series 2014-USA-E 4.373%, 09/15/2037(c)	826,609
302,215	Series 2020-RPL3-A1 2.691%, 03/25/2060(c)(i)	284,253

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	57

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
$ 1,100,000	Series 2021-NQM1-B2 3.831%, 05/25/2065(c)(i)	$691,464
490,000	Series 2021-RPL1-A2 3.937%, 09/27/2060(c)	463,397
	DBUBS Mortgage Trust
310,000	Series 2017-BRBK-D 3.530%, 10/10/2034(c)(i)	277,572
	Deutsche Mortgage & Asset Receiving Corp.
1,856,868	Series 2014-RS1-1A2 6.500%, 07/27/2037(c)(i)	1,481,412
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
76,243	Series 2006-PR1-3A1 6.079%, 04/15/2036(c)(h)(i) -1.4*1 mo. USD LIBOR + 12.124%	69,244
	DOLP Trust
500,000	Series 2021-NYC-F 3.704%, 05/10/2041(c)(i)	310,526
500,000	Series 2021-NYC-G 3.704%, 05/10/2041(c)(i)	298,145
	DSLA Mortgage Loan Trust
90,153	Series 2005-AR5-2A1A 4.999%, 09/19/2045(h)(i) 1 mo. USD LIBOR + 0.660%	56,879
	Federal Home Loan Mortgage Corp. REMICS
343,231	Series 3118-SD 2.382%, 02/15/2036(h)(i)(j) -1*1 mo. USD LIBOR + 6.700%	24,518
115,206	Series 3301-MS 1.782%, 04/15/2037(h)(i)(j) -1*1 mo. USD LIBOR + 6.100%	8,527
147,239	Series 3303-SE 1.762%, 04/15/2037(h)(i)(j) -1*1 mo. USD LIBOR + 6.080%	11,073
95,706	Series 3303-SG 1.782%, 04/15/2037(h)(i)(j) -1*1 mo. USD LIBOR + 6.100%	7,760
22,233	Series 3382-SB 1.682%, 11/15/2037(h)(i)(j) -1*1 mo. USD LIBOR + 6.000%	1,351
140,273	Series 3382-SW 1.982%, 11/15/2037(h)(i)(j) -1*1 mo. USD LIBOR + 6.300%	10,516
33,220	Series 3384-S 2.072%, 11/15/2037(h)(i)(j) -1*1 mo. USD LIBOR + 6.390%	1,875
92,607	Series 3384-SG 1.992%, 08/15/2036(h)(i)(j) -1*1 mo. USD LIBOR + 6.310%	7,736
1,204,329	Series 3404-SA 1.682%, 01/15/2038(h)(i)(j) -1*1 mo. USD LIBOR + 6.000%	92,751
19,870	Series 3417-SX 1.862%, 02/15/2038(h)(i)(j) -1*1 mo. USD LIBOR + 6.180%	1,329

Principal Amount^		Value
$ 30,776	Series 3423-GS 1.332%, 03/15/2038(h)(i)(j) -1*1 mo. USD LIBOR + 5.650%	$1,620
232,993	Series 3423-TG 0.350%, 03/15/2038(h)(i)(j) -1*1 mo. USD LIBOR + 6.000%	1,077
1,431,365	Series 3435-S 1.662%, 04/15/2038(h)(i)(j) -1*1 mo. USD LIBOR + 5.980%	115,958
39,474	Series 3445-ES 1.682%, 05/15/2038(h)(i)(j) -1*1 mo. USD LIBOR + 6.000%	2,062
215,045	Series 3523-SM 1.682%, 04/15/2039(h)(i)(j) -1*1 mo. USD LIBOR + 6.000%	13,644
111,260	Series 3560-KS 2.082%, 11/15/2036(h)(i)(j) -1*1 mo. USD LIBOR + 6.400%	4,598
47,780	Series 3598-SA 2.032%, 11/15/2039(h)(i)(j) -1*1 mo. USD LIBOR + 6.350%	3,059
65,061	Series 3641-TB 4.500%, 03/15/2040	63,794
181,762	Series 3728-SV 0.132%, 09/15/2040(h)(i)(j) -1*1 mo. USD LIBOR + 4.450%	5,185
114,404	Series 3758-S 1.712%, 11/15/2040(h)(i)(j) -1*1 mo. USD LIBOR + 6.030%	8,971
227,165	Series 3770-SP 2.182%, 11/15/2040(h)(i)(j) -1*1 mo. USD LIBOR + 6.500%	3,759
166,331	Series 3815-ST 1.532%, 02/15/2041(h)(i)(j) -1*1 mo. USD LIBOR + 5.850%	13,174
348,972	Series 3859-SI 2.282%, 05/15/2041(h)(i)(j) -1*1 mo. USD LIBOR + 6.600%	30,056
92,434	Series 3872-SL 1.632%, 06/15/2041(h)(i)(j) -1*1 mo. USD LIBOR + 5.950%	6,487
79,948	Series 3900-SB 1.652%, 07/15/2041(h)(i)(j) -1*1 mo. USD LIBOR + 5.970%	4,024
14,996	Series 3946-SM 1.746%, 10/15/2041(h)(i) -3*1 mo. USD LIBOR + 14.700%	11,416
231,099	Series 3972-AZ 3.500%, 12/15/2041	207,221
1,335,077	Series 3984-DS 1.632%, 01/15/2042(h)(i)(j) -1*1 mo. USD LIBOR + 5.950%	98,132
2,664,907	Series 4080-DS 2.382%, 03/15/2041(h)(i)(j) -1*1 mo. USD LIBOR + 6.700%	157,581
1,358,240	Series 4239-OU 0.010%, 07/15/2043(d)(m)	806,110
1,446,302	Series 4291-MS 1.582%, 01/15/2054(h)(i)(j) -1*1 mo. USD LIBOR + 5.900%	115,071
480,835	Series 4314-MS 1.782%, 07/15/2043(h)(i)(j) -1*1 mo. USD LIBOR + 6.100%	15,163

The accompanying notes are an integral part of these financial statements.

58	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
$ 7,154,536	Series 5057-TI 3.000%, 11/25/2050(j)	$1,156,383
6,166,474	Series 5070-MI 3.500%, 02/25/2051(j)	972,189
	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes REMIC
241,326	Series 2022-DNA4 M1A 6.128%, 05/25/2042(c)(h)(i) SOFR 30-day + 2.200%	240,694
	Federal National Mortgage Association
22,860,238	Series 2019-M25-X 0.129%, 11/25/2029(i)(j)	184,626
25,785,814	Series 2019-M5-X 0.495%, 02/25/2029(i)(j)	507,137
24,484,551	Series 2021-M23-X1 0.603%, 11/01/2031(i)(j)	545,680
	Federal National Mortgage Association REMICS
155,031	Series 2003-84-PZ 5.000%, 09/25/2033	154,425
193,346	Series 2005-42-SA 2.411%, 05/25/2035(h)(i)(j) -1*1 mo. USD LIBOR + 6.800%	3,976
1,174,331	Series 2006-92-LI 2.191%, 10/25/2036(h)(i)(j) -1*1 mo. USD LIBOR + 6.580%	90,723
322,416	Series 2007-39-AI 1.731%, 05/25/2037(h)(i)(j) -1*1 mo. USD LIBOR + 6.120%	22,615
92,901	Series 2007-57-SX 2.231%, 10/25/2036(h)(i)(j) -1*1 mo. USD LIBOR + 6.620%	7,843
18,226	Series 2007-68-SA 2.261%, 07/25/2037(h)(i)(j) -1*1 mo. USD LIBOR + 6.650%	1,331
22,300	Series 2008-1-CI 1.911%, 02/25/2038(h)(i)(j) -1*1 mo. USD LIBOR + 6.300%	1,778
944,827	Series 2008-33-SA 1.611%, 04/25/2038(h)(i)(j) -1*1 mo. USD LIBOR + 6.000%	68,181
11,026	Series 2008-56-SB 1.671%, 07/25/2038(h)(i)(j) -1*1 mo. USD LIBOR + 6.060%	438
1,791,326	Series 2009-110-SD 1.861%, 01/25/2040(h)(i)(j) -1*1 mo. USD LIBOR + 6.250%	119,389
17,508	Series 2009-111-SE 1.861%, 01/25/2040(h)(i)(j) -1*1 mo. USD LIBOR + 6.250%	1,602
144,785	Series 2009-86-CI 1.411%, 09/25/2036(h)(i)(j) -1*1 mo. USD LIBOR + 5.800%	6,135
63,436	Series 2009-87-SA 1.611%, 11/25/2049(h)(i)(j) -1*1 mo. USD LIBOR + 6.000%	6,577
30,869	Series 2009-90-IB 1.331%, 04/25/2037(h)(i)(j) -1*1 mo. USD LIBOR + 5.720%	1,306

Principal Amount^		Value
$ 28,809	Series 2010-11-SC 0.411%, 02/25/2040(h)(i)(j) -1*1 mo. USD LIBOR + 4.800%	$1,120
22,431	Series 2010-115-SD 2.211%, 11/25/2039(h)(i)(j) -1*1 mo. USD LIBOR + 6.600%	1,953
1,836,235	Series 2010-123-SK 1.661%, 11/25/2040(h)(i)(j) -1*1 mo. USD LIBOR + 6.050%	165,751
143,150	Series 2010-134-SE 2.261%, 12/25/2025(h)(i)(j) -1*1 mo. USD LIBOR + 6.650%	1,768
120,488	Series 2010-15-SL 0.561%, 03/25/2040(h)(i)(j) -1*1 mo. USD LIBOR + 4.950%	5,694
30,676	Series 2010-9-GS 0.361%, 02/25/2040(h)(i)(j) -1*1 mo. USD LIBOR + 4.750%	830
6,420	Series 2011-110-LS 1.860%, 11/25/2041(h)(i) -2*1 mo. USD LIBOR + 10.100%	4,685
63,151	Series 2011-111-VZ 4.000%, 11/25/2041	59,454
302,353	Series 2011-141-PZ 4.000%, 01/25/2042	288,858
8,458	Series 2011-5-PS 2.011%, 11/25/2040(h)(i)(j) -1*1 mo. USD LIBOR + 6.400%	37
1,234,597	Series 2011-93-ES 2.111%, 09/25/2041(h)(i)(j) -1*1 mo. USD LIBOR + 6.500%	93,919
766,729	Series 2012-106-SA 1.771%, 10/25/2042(h)(i)(j) -1*1 mo. USD LIBOR + 6.160%	63,001
1,803,987	Series 2014-50-WS 1.811%, 08/25/2044(h)(i)(j) -1*1 mo. USD LIBOR + 6.200%	114,996
6,928,646	Series 2019-31-S 1.661%, 07/25/2049(h)(i)(j) -1*1 mo. USD LIBOR + 6.050%	652,771
18,128,424	Series 2019-M12-X 0.571%, 06/25/2029(i)(j)	465,496
8,005,315	Series 2019-M24-2XA 1.141%, 03/25/2031(i)(j)	337,270
21,426,426	Series 2019-M7-X 0.330%, 04/25/2029(i)(j)	353,465
27,068,948	Series 2020-M10-X4 0.885%, 07/25/2032(i)(j)	1,629,854
17,474,035	Series 2020-M10-X9 0.798%, 12/25/2027(i)(j)	460,198
7,337,211	Series 2020-M13-X2 1.231%, 09/25/2030(i)(j)	261,559
12,639,234	Series 2020-M6-X 1.271%, 10/25/2024(i)(j)	150,813
67,855,000	Series 2022-M4-X2 0.184%, 05/25/2030(i)(j)	829,419
	First Horizon Alternative Mortgage Securities Trust
607,143	Series 2006-FA6-1A4 6.250%, 11/25/2036(i)	300,167
215,036	Series 2007-FA4-1A7 6.000%, 08/25/2037(i)	90,052

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	59

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	First Horizon Mortgage Pass-Through Trust
$ 107,169	Series 2006-1-1A10 6.000%, 05/25/2036(i)	$53,116
	Fontainebleau Miami Beach Trust
574,000	Series 2019-FBLU H 3.963%, 12/10/2036(c)(i)	508,469
	GCAT Trust
46,013	Series 2019-RPL1-A1 2.650%, 10/25/2068(c)(i)	43,386
	Government National Mortgage Association
360,571	Series 2007-21-S 1.874%, 04/16/2037(h)(i)(j) -1*1 mo. USD LIBOR + 6.200%	17,342
121,164	Series 2008-69-SB 3.277%, 08/20/2038(h)(i)(j) -1*1 mo. USD LIBOR + 7.630%	8,972
138,491	Series 2009-104-SD 2.024%, 11/16/2039(h)(i)(j) -1*1 mo. USD LIBOR + 6.350%	10,285
15,177	Series 2010-98-IA 5.526%, 03/20/2039(i)(j)	978
199,822	Series 2011-45-GZ 4.500%, 03/20/2041	192,034
65,010	Series 2011-69-OC 0.010%, 05/20/2041(d)(m)	53,778
1,319,469	Series 2011-69-SC 1.027%, 05/20/2041(h)(i)(j) -1*1 mo. USD LIBOR + 5.380%	85,420
238,704	Series 2011-89-SA 1.097%, 06/20/2041(h)(i)(j) -1*1 mo. USD LIBOR + 5.450%	16,427
818,800	Series 2013-102-BS 1.797%, 03/20/2043(h)(i)(j) -1*1 mo. USD LIBOR + 6.150%	44,497
12,398,946	Series 2013-155-IB 0.162%, 09/16/2053(i)(j)	57,463
1,739,839	Series 2014-145-CS 1.274%, 05/16/2044(h)(i)(j) -1*1 mo. USD LIBOR + 5.600%	113,175
1,112,931	Series 2014-156-PS 1.897%, 10/20/2044(h)(i)(j) -1*1 mo. USD LIBOR + 6.250%	102,519
2,715,661	Series 2014-4-SA 1.774%, 01/16/2044(h)(i)(j) -1*1 mo. USD LIBOR + 6.100%	243,584
4,726,859	Series 2014-41-SA 1.747%, 03/20/2044(h)(i)(j) -1*1 mo. USD LIBOR + 6.100%	432,842
1,915,400	Series 2014-5-SA 1.197%, 01/20/2044(h)(i)(j) -1*1 mo. USD LIBOR + 5.550%	147,068
2,492,476	Series 2014-58-SG 1.274%, 04/16/2044(h)(i)(j) -1*1 mo. USD LIBOR + 5.600%	147,082
1,914,718	Series 2014-76-SA 1.247%, 01/20/2040(h)(i)(j) -1*1 mo. USD LIBOR + 5.600%	147,080

Principal Amount^		Value
$ 2,734,195	Series 2014-95-CS 1.924%, 06/16/2044(h)(i)(j) -1*1 mo. USD LIBOR + 6.250%	$199,273
8,177,123	Series 2016-162-IO 0.677%, 09/16/2058(i)(j)	261,721
1,930,439	Series 2018-105-SH 1.897%, 08/20/2048(h)(i)(j) -1*1 mo. USD LIBOR + 6.250%	167,906
20,290,608	Series 2018-111-SA 0.197%, 08/20/2048(h)(i)(j) -1*1 mo. USD LIBOR + 4.550%	465,369
8,414,750	Series 2018-134-CS 1.847%, 10/20/2048(h)(i)(j) -1*1 mo. USD LIBOR + 6.200%	657,999
6,570,909	Series 2019-22-SA 1.247%, 02/20/2045(h)(i)(j) -1*1 mo. USD LIBOR + 5.600%	669,950
5,929,013	Series 2019-H10-BI 0.005%, 06/20/2069(i)(j)	193,684
6,741,057	Series 2020-112-BS 1.897%, 08/20/2050(h)(i)(j) -1*1 mo. USD LIBOR + 6.250%	666,353
11,440,793	Series 2020-115-SC 0.261%, 08/20/2050(h)(i)(j) -1*1 mo. USD LIBOR + 4.200%	445,611
6,007,003	Series 2020-142-SD 1.947%, 09/20/2050(h)(i)(j) -1*1 mo. USD LIBOR + 6.300%	782,439
6,764,744	Series 2020-146-SH 1.947%, 10/20/2050(h)(i)(j) -1*1 mo. USD LIBOR + 6.300%	721,690
9,752,623	Series 2020-168-IA 0.969%, 12/16/2062(i)(j)	669,995
5,500,339	Series 2020-188-LS 1.947%, 11/20/2050(h)(i)(j) -1*1 mo. USD LIBOR + 6.300%	728,353
5,222,652	Series 2020-47-SL 1.017%, 07/20/2044(h)(i)(j) -1*1 mo. USD LIBOR + 5.370%	330,293
10,161,280	Series 2020-H11-HI 0.168%, 06/20/2070(i)(j)	441,071
10,344,860	Series 2020-H18-AI 0.390%, 09/20/2070(i)(j)	499,521
7,023,125	Series 2020-H19-BI 0.643%, 11/20/2070(i)(j)	400,100
5,963,160	Series 2021-1-QS 1.947%, 01/20/2051(h)(i)(j) -1*1 mo. USD LIBOR + 6.300%	642,792
8,347,595	Series 2021-107-SA 0.261%, 06/20/2051(h)(i)(j) -1*1 mo. USD LIBOR + 3.750%	325,300
17,931,131	Series 2021-213-SN 0.280%, 12/20/2051(h)(i)(j) -1*SOFR 30-day + 3.200%	378,236
9,472,465	Series 2021-52-IO 0.718%, 04/16/2063(i)(j)	524,377
4,890,767	Series 2021-59-S 0.316%, 04/20/2051(h)(i)(j) -1*SOFR 30-day + 2.600%	74,371
9,917,039	Series 2021-77-IH 2.500%, 05/20/2051(j)	1,129,923
12,071,448	Series 2021-89-SA 0.261%, 05/20/2051(h)(i)(j) -1*1 mo. USD LIBOR + 3.750%	421,639

The accompanying notes are an integral part of these financial statements.

60	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
$ 22,299,475	Series 2021-97-SA 0.316%, 06/20/2051(h)(i)(j) -1*SOFR 30-day + 2.600%	$212,407
8,722,412	Series 2021-97-SB 0.261%, 06/20/2051(h)(i)(j) -1*1 mo. USD LIBOR + 3.750%	228,190
39,939,089	Series 2021-H08-QI 1.062%, 05/20/2071(i)(j)	834,915
14,596,417	Series 2021-H19-AI 1.891%, 11/20/2071(i)(j)	845,368
15,177,735	Series 2022-48 IO 0.711%, 01/16/2064(i)(j)	932,418
	GS Mortgage Securities Corp. II
600,000	Series 2021-ARDN-H 10.251%, 11/15/2026(c)(h)(i) 1 mo. USD LIBOR + 5.933%	530,014
	GS Mortgage Securities Corp. Trust
1,125,000	Series 2013-PEMB-C 3.550%, 03/05/2033(c)(i)	931,356
1,503,000	Series 2018-TWR-G 8.493%, 07/15/2031(c)(h)(i) 1 mo. USD LIBOR + 4.175%	1,205,887
	GS Mortgage Securities Trust
130,000	Series 2011-GC5-C 5.154%, 08/10/2044(c)(i)	102,919
1,010,000	Series 2011-GC5-D 5.154%, 08/10/2044(c)(i)	433,394
100,000	Series 2014-GC18-B 4.885%, 01/10/2047(i)	91,748
1,344,000	Series 2014-GC26-D 4.521%, 11/10/2047(c)(i)	908,993
5,673,000	Series 2021-GSA3-XF 1.412%, 12/15/2054(c)(i)(j)	478,727
	GSCG Trust
710,000	Series 2019-600C-H 3.985%, 09/06/2034(c)(i)	564,016
	GSR Mortgage Loan Trust
33,195	Series 2005-4F-6A1 6.500%, 02/25/2035	31,100
505,344	Series 2005-9F-2A1 6.000%, 01/25/2036	255,658
70,017	Series 2005-AR6-4A5 4.143%, 09/25/2035(i)	64,224
220,822	Series 2006-7F-3A4 6.250%, 08/25/2036(i)	81,110
	HarborView Mortgage Loan Trust
184,684	Series 2004-11-2A2A 4.979%, 01/19/2035(h)(i) 1 mo. USD LIBOR + 0.640%	153,246
	Hospitality Mortgage Trust
993,090	Series 2019-HIT-G 8.218%, 11/15/2036(c)(h)(i) 1 mo. USD LIBOR + 3.900%	923,352
	Imperial Fund Mortgage Trust
2,000,000	Series 2021-NQM3-B2 4.162%, 11/25/2056(c)(i)	1,028,332
	IndyMac INDX Mortgage Loan Trust
116,816	Series 2004-AR7-A5 5.609%, 09/25/2034(h)(i) 1 mo. USD LIBOR + 1.220%	101,011

Principal Amount^		Value
$ 202,173	Series 2005-AR11-A3 3.229%, 08/25/2035(i)	$162,053
474,796	Series 2006-AR2-2A1 4.809%, 02/25/2046(h)(i) 1 mo. USD LIBOR + 0.420%	335,510
2,534,550	Series 2006-R1-A3 3.354%, 12/25/2035(i)	2,071,700
963,035	Series 2007-AR5-2A1 3.025%, 05/25/2037(i)	769,780
	JP Morgan Chase Commercial Mortgage Securities Trust
1,285,000	Series 2011-C3-E 5.525%, 02/15/2046(c)(i)	576,004
310,000	Series 2012-LC9-C 4.064%, 12/15/2047(c)(i)	294,110
1,531,000	Series 2019-MFP-F 7.318%, 07/15/2036(c)(h)(i) 1 mo. USD LIBOR + 3.000%	1,399,947
683,000	Series 2019-MFP-G 8.368%, 07/15/2036(c)(h)(i) 1 mo. USD LIBOR + 4.050%	620,888
683,000	Series 2019-MFP-XG 0.500%, 07/15/2036(c)(i)(j)	2,283
219,000	Series 2019-UES-C 4.343%, 05/05/2032(c)(i)	204,021
224,000	Series 2019-UES-D 4.452%, 05/05/2032(c)(i)	206,285
261,000	Series 2019-UES-E 4.452%, 05/05/2032(c)(i)	238,779
274,000	Series 2019-UES-F 4.452%, 05/05/2032(c)(i)	250,354
299,000	Series 2019-UES-G 4.452%, 05/05/2032(c)(i)	268,427
	JP Morgan Mortgage Trust
182,561	Series 2004-S1-2A1 6.000%, 09/25/2034	175,221
1,454,028	Series 2005-ALT1-3A1 3.548%, 10/25/2035(i)	1,141,393
16,631	Series 2007-A1-4A2 3.939%, 07/25/2035(b)(i)	15,724
553,199	Series 2007-S3-1A97 6.000%, 08/25/2037	307,605
	JPMBB Commercial Mortgage Securities Trust
78,000	Series 2015-C27-D 3.806%, 02/15/2048(c)(i)	63,608
4,749,500	Series 2015-C27-XFG 1.306%, 02/15/2048(c)(i)(j)	110,322
	Legacy Mortgage Asset Trust
758,376	Series 2020-GS1-A1 2.882%, 10/25/2059(c)(g)	754,483
3,300,000	Series 2020-GS3-A2 4.000%, 05/25/2060(c)(g)	2,955,506
149,547	Series 2020-GS5-A1 3.250%, 06/25/2060(c)(g)	147,530
	Lehman Mortgage Trust
582,678	Series 2006-2-2A3 5.750%, 04/25/2036	582,966
894,987	Series 2007-1 1A2 5.750%, 02/25/2037	855,874

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	61

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Lehman XS Trust
$ 77,370	Series 2006-2N-1A1 4.909%, 02/25/2046(h)(i) 1 mo. USD LIBOR + 0.520%	$67,106
	LHOME Mortgage Trust
3,700,000	Series 2021-RTL1-M 4.458%, 02/25/2026(c)(i)	3,241,138
	Master Alternative Loan Trust
17,197	Series 2003-9-4A1 5.250%, 11/25/2033(i)	16,341
13,215	Series 2004-5-1A1 5.500%, 06/25/2034(i)	12,721
17,654	Series 2004-5-2A1 6.000%, 06/25/2034(i)	17,191
73,806	Series 2004-8-2A1 6.000%, 09/25/2034(i)	70,132
	Med Trust
600,000	Series 2021-MDLN-G 9.568%, 11/15/2038(c)(h)(i) 1 mo. USD LIBOR + 5.250%	545,014
	Merrill Lynch Mortgage Investors Trust
2,938	Series 2006-2-2A 3.674%, 05/25/2036(i)	2,845
	Mill City Mortgage Loan Trust
305,000	Series 2021-NMR1-M3 2.500%, 11/25/2060(c)(i)	240,934
	Morgan Stanley Bank of America Merrill Lynch Trust
858,000	Series 2015-C21-C 4.129%, 03/15/2048(i)	718,194
	Morgan Stanley Bank of America Merrill Lynch Trust
560,000	Series 2013-C11-B 4.398%, 08/15/2046(i)	463,034
1,155,000	Series 2016-C31-D 3.000%, 11/15/2049(c)(i)	762,057
	Morgan Stanley Capital I Trust
182,512	Series 2011-C2-D 5.211%, 06/15/2044(c)(i)	171,473
540,000	Series 2011-C2-E 5.211%, 06/15/2044(c)(i)	411,398
613,000	Series 2016-H4-D 3.000%, 12/15/2051(c)	391,834
1,508,000	Series 2019-PLND-F 7.118%, 05/15/2036(c)(h)(i) 1 mo. USD LIBOR + 2.800%	1,018,608
	Morgan Stanley Mortgage Loan Trust
1,330,924	Series 2005-9AR-2A 3.817%, 12/25/2035(i)	1,209,216
2,236,041	Series 2006-11-2A2 6.000%, 08/25/2036(i)	1,054,708
269,097	Series 2006-7-3A 5.137%, 06/25/2036(i)	179,108
224,685	Series 2007-13-6A1 6.000%, 10/25/2037(i)	132,598
	NewRez Warehouse Securitization Trust
2,200,000	Series 2021-1-F 9.639%, 05/25/2055(c)(h)(i) 1 mo. USD LIBOR + 5.250%	2,102,504

Principal Amount^		Value
	Preston Ridge Partners Mortgage LLC
$ 400,000	Series 2021-2-A2 3.770%, 03/25/2026(c)(i)	$345,323
341,404	Series 2021-9-A1 2.363%, 10/25/2026(c)(g)	309,377
	Prime Mortgage Trust
846,175	Series 2006-DR1-2A1 5.500%, 05/25/2035(c)	728,606
	Residential Accredit Loans, Inc.
246,101	Series 2006-QS17-A5 6.000%, 12/25/2036	194,935
302,047	Series 2006-QS7-A3 6.000%, 06/25/2036	240,033
354,646	Series 2007-QS1-2A10 6.000%, 01/25/2037	265,643
305,911	Series 2007-QS8-A8 6.000%, 06/25/2037	235,110
	Residential Asset Securitization Trust
196,150	Series 2006-A8-1A1 6.000%, 08/25/2036	129,395
226,561	Series 2007-A1-A8 6.000%, 03/25/2037	78,389
15,386,514	Series 2007-A9-A1 4.939%, 09/25/2037(h)(i) 1 mo. USD LIBOR + 0.550%	4,386,454
15,386,514	Series 2007-A9-A2 2.061%, 09/25/2037(h)(i)(j) -1*1 mo. USD LIBOR + 6.450%	2,490,073
	Residential Funding Mortgage Securities I Trust
290,153	Series 2006-S4-A5 6.000%, 04/25/2036	237,656
	SMR Mortgage Trust
1,205,738	Series 2022-IND-G 11.836%, 02/15/2039(c)(h)(i) TSFR1M + 7.500%	1,119,082
	SREIT Trust
650,000	Series 2021-MFP2-J 8.234%, 11/15/2036(c)(h)(i) 1 mo. USD LIBOR + 3.916%	601,585
	Starwood Retail Property Trust
235,000	Series 2014-STAR-C 7.068%, 11/15/2027(b)(c)(h)(i) 1 mo. USD LIBOR + 2.750%	113,397
980,000	Series 2014-STAR-D 7.818%, 11/15/2027(b)(c)(h)(i) 1 mo. USD LIBOR + 3.500%	263,566
950,000	Series 2014-STAR-E 8.718%, 11/15/2027(b)(c)(h)(i) 1 mo. USD LIBOR + 4.400%	90,287
	Structured Adjustable Rate Mortgage Loan Trust
483,573	Series 2005-14-A1 4.699%, 07/25/2035(h)(i) 1 mo. USD LIBOR + 0.310%	310,719
227,960	Series 2005-15-1A1 3.652%, 07/25/2035(i)	141,058
194,745	Series 2005-22-3A1 4.392%, 12/25/2035(i)	143,659
482,382	Series 2008-1-A2 3.547%, 10/25/2037(i)	385,332

The accompanying notes are an integral part of these financial statements.

62	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	Structured Asset Securities Corp.
$ 5,833,590	Series 2007-4-1A3 1.861%, 03/28/2045(c)(h)(i)(j) -1*1 mo. USD LIBOR + 6.250%	$360,911
	Toorak Mortgage Corp. Ltd.
630,000	Series 2021-1-A1 2.240%, 06/25/2024(c)(g)	598,475
	TTAN
592,098	Series 2021-MHC-G 8.518%, 03/15/2038(c)(h)(i) 1 mo. USD LIBOR + 4.200%	554,268
	UBS-Barclays Commercial Mortgage Trust
305,000	Series 2012-C2-E 4.702%, 05/10/2063(c)(i)	5,604
1,000,000	Series 2013-C5-C 4.065%, 03/10/2046(c)(i)	914,646
	Verus Securitization Trust
2,000,000	Series 2021-7-B2 4.192%, 10/25/2066(c)(i)	1,204,176
	Washington Mutual Mortgage Pass-Through Certificates Trust
374,290	Series 2006-5-1A5 6.000%, 07/25/2036	273,676
384,885	Series 2006-8-A6 4.174%, 10/25/2036(g)	142,371
2,147,323	Series 2007-5-A3 7.000%, 06/25/2037	1,264,907
	Wells Fargo Alternative Loan Trust
95,306	Series 2007-PA2-3A1 4.739%, 06/25/2037(h)(i) 1 mo. USD LIBOR + 0.350%	67,666
140,401	Series 2007-PA2-3A2 2.261%, 06/25/2037(h)(i)(j) -1*1 mo. USD LIBOR + 6.650%	8,261
	Wells Fargo Commercial Mortgage Trust
640,000	Series 2013-LC12-B 4.296%, 07/15/2046(i)	607,567
19,971,000	Series 2015-C28-XE 1.083%, 05/15/2048(c)(i)(j)	454,965
600,000	Series 2016-C34-C 5.060%, 06/15/2049(i)	497,181
135,000	Series 2016-C36-B 3.671%, 11/15/2059(i)	112,836
130,000	Series 2016-C36-C 4.134%, 11/15/2059(i)	99,712
6,406,000	Series 2017-C42-XE 1.300%, 12/15/2050(c)(i)(j)	316,733
1,225,000	Series 2019-JWDR-C 3.038%, 09/15/2031(c)(i)	1,062,382
	Wells Fargo Mortgage-Backed Securities Trust
48,356	Series 2006-AR19-A1 4.564%, 12/25/2036(i)	46,056
	WFRBS Commercial Mortgage Trust
653,255	Series 2011-C3-D 5.378%, 03/15/2044(c)(i)	273,453

Principal Amount^		Value
$ 395,000	Series 2011-C4-E 4.844%, 06/15/2044(c)(i)	$319,368
1,020,000	Series 2012-C10-C 4.357%, 12/15/2045(i)	917,996
152,988	Series 2012-C7-C 4.651%, 06/15/2045(i)	110,838
400,000	Series 2012-C7-D 4.651%, 06/15/2045(c)(i)	162,000
279,887	Series 2012-C7-E 4.651%, 06/15/2045(c)(i)	6,612
300,000	Series 2014-C20-B 4.378%, 05/15/2047(i)	259,071
250,000	Series 2014-C24-B 4.204%, 11/15/2047(i)	227,557

TOTAL MORTGAGE-BACKED SECURITIES (Cost $162,796,963)		124,315,250

SHORT-TERM INVESTMENTS: 26.9%

REPURCHASE AGREEMENTS: 24.3%
247,795,000	Fixed Income Clearing Corp. 1.280%, 12/30/2022, due 01/03/2023 [collateral: par value $245,657,200, U.S. Treasury Notes, 3.00%, due 06/30/2024, and $12,695,000 Federal Home Loan Bank, 4.875%, due 09/13/2024, value $252,838,636] (proceeds $247,830,242)	247,795,000

TOTAL REPURCHASE AGREEMENTS (Cost $247,795,000)		247,795,000

TREASURY BILLS: 2.6%
	United States Treasury Bill
500,000	4.159%, 02/23/2023(a)(d)(n)	496,995
6,000,000	4.446%, 04/20/2023(a)(d)(n)	5,921,863
3,890,000	4.574%, 06/15/2023(a)(d)(n)	3,811,670
6,000,000	4.624%, 07/13/2023(a)(d)(n)	5,857,562
6,500,000	4.593%, 08/10/2023(a)(d)(n)	6,324,877
3,000,000	4.547%, 09/07/2023(a)(d)(n)	2,909,999
1,460,000	4.718%, 11/02/2023(a)(d)(n)	1,404,653

TOTAL TREASURY BILLS (Cost $26,903,836)		26,727,619

TOTAL SHORT-TERM INVESTMENTS (Cost $274,698,836)		274,522,619

TOTAL PURCHASED OPTIONS (Cost $156,657): 0.0%		109,908

TOTAL INVESTMENTS (Cost: $1,087,052,055): 95.6%		973,997,730

Other Assets in Excess of Liabilities: 4.4%		44,623,084

NET ASSETS: 100.0%		$1,018,620,814

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
BADLARPP	Argentina Badlar Floating Rate Notes
CLO	Collateralized Loan Obligation

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	63

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

CMT	Constant Maturity Treasury Index
CVR	Contingent Value Rights
EURIBOR	Euro Interbank Offered Rate
FEDL01	Federal Funds Rate
LIBOR	London Interbank Offered Rate
LP	Limited Partnership
PIK	Payment-in-kind
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit
SABOR	South African Benchmark Overnight Rate
SOFR	Secured Overnight Financing Rate
TSFR	CME term SOFR
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Securities with an aggregate fair value of $52,074,877 have been pledged as collateral for options, total return swaps, credit default swaps, securities sold short and futures positions.
(b)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.
(c)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Perpetual Call.
(f)	Pay-in-kind security.
(g)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2022.
(h)	Floating Interest Rate at December 31, 2022.
(i)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2022.
(j)	Interest Only security. Security with a notional or nominal principal amount.
(k)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(l)	Security is currently in default and/or non-income producing.
(m)	Principal Only security.
(n)	The rate shown represents yield-to-maturity.

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
SEK	Swedish Krona
ZAR	South African Rand

UNFUNDED LOAN COMMITMENTS—At December 31, 2022, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Lealand Finance Company B.V., 0.500%, 06/28/2024	$248,000	$202,120	$(45,880)

CONSOLIDATED SCHEDULE OF INVESTMENTS IN PURCHASED OPTIONS at December 31, 2022

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Forgerock, Inc.	Morgan Stanley & Co.	$25.00	1/20/2023	701	$1,596,177	$17,525	$28,153	$(10,628)
Meridian Bioscience, Inc.	Morgan Stanley & Co.	35.00	4/21/2023	155	514,755	1,550	1,980	(430)
USertesting, Inc.	Morgan Stanley & Co.	7.50	1/20/2023	82	61,582	410	957	(547)
USertesting, Inc.	Morgan Stanley & Co.	7.50	2/17/2023	82	61,582	410	957	(547)
USertesting, Inc.	Morgan Stanley & Co.	7.50	5/19/2023	42	31,542	420	490	(70)
Put
Horizon Therapeutics Plc	Morgan Stanley & Co.	85.00	5/19/2023	51	580,380	1,913	3,520	(1,607)
Momentive Global, Inc.	Morgan Stanley & Co.	6.00	4/21/2023	2,192	1,534,400	87,680	120,600	(32,920)

Total Purchased Options						$109,908	$156,657	$(46,749)

The accompanying notes are an integral part of these financial statements.

64	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES SOLD SHORT at December 31, 2022

Shares		Value

COMMON STOCKS: (0.4)%
(5,834)	Broadcom, Inc.	$(3,261,965)
(8,572)	Cineplex, Inc.*	(50,988)
(1,729)	Intercontinental Exchange, Inc.	(177,378)
(14,219)	MaxLinear, Inc.*	(482,735)
(15,178)	Meridian Bioscience, Inc.*	(504,061)

TOTAL COMMON STOCKS (Proceeds $4,520,194)		$(4,477,127)

TOTAL SECURITIES SOLD SHORT (Proceeds $4,520,194)		$(4,477,127)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	65

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2022

At December 31, 2022, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2022	Fund Delivering	U.S. $ Value at December 31, 2022	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	1/30/2023	USD	$1,625,061	EUR	$1,748,107	$—	$(123,046)
Barclays Bank Plc	1/30/2023	USD	492,021	EUR	530,541	—	(38,520)
JPMorgan Chase Bank N.A.	1/10/2023	EUR	604,624	USD	561,910	42,714	—
	1/10/2023	EUR	1,014,211	USD	994,292	19,919	—
	1/10/2023	EUR	603,859	USD	604,147	—	(288)
	1/10/2023	USD	605	EUR	622	—	(17)
	1/10/2023	USD	652	EUR	689	—	(37)
	1/10/2023	USD	20,065	EUR	20,627	—	(562)
	1/10/2023	USD	44,494	EUR	46,147	—	(1,653)
	1/10/2023	USD	65,755	EUR	69,799	—	(4,044)
	1/10/2023	USD	59,460	EUR	64,250	—	(4,790)
	1/10/2023	USD	523,396	EUR	530,665	—	(7,269)
	1/10/2023	USD	468,227	EUR	481,995	—	(13,768)
	1/10/2023	USD	174,860	EUR	188,760	—	(13,900)
	1/10/2023	USD	602,360	EUR	618,665	—	(16,305)
	1/10/2023	USD	327,467	EUR	352,749	—	(25,282)
	1/10/2023	USD	304,308	EUR	331,311	—	(27,003)
	1/10/2023	USD	464,659	EUR	493,920	—	(29,261)
	1/10/2023	USD	406,242	EUR	445,327	—	(39,085)
	1/10/2023	USD	520,228	EUR	568,604	—	(48,376)
Morgan Stanley & Co.	1/11/2023	USD	776,230	COP	729,729	46,501	—
	3/15/2023	CAD	56,707	USD	56,226	481	—
	3/15/2023	CAD	49,609	USD	49,278	331	—
	3/15/2023	CAD	48,574	USD	48,388	186	—
	3/15/2023	EUR	2,258,509	USD	2,245,292	13,217	—
	3/15/2023	SEK	33,060	USD	32,976	84	—
	3/15/2023	USD	4,166,246	CAD	4,208,936	—	(42,690)
	3/15/2023	USD	48,073	EUR	48,271	—	(198)
	3/15/2023	USD	65,325	EUR	65,687	—	(362)
	3/15/2023	USD	44,570	EUR	44,938	—	(368)
	3/15/2023	USD	4,318,832	EUR	4,371,453	—	(52,621)
	3/15/2023	USD	8,337,427	GBP	8,195,418	142,009	—
	3/15/2023	USD	1,376,965	SEK	1,361,252	15,713	—
	3/15/2023	USD	27,924	SEK	27,335	589	—
	3/15/2023	USD	18,410	SEK	18,439	—	(29)

			$29,949,015		$30,156,745	$281,744	$(489,474)

The accompanying notes are an integral part of these financial statements.

66	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at December 31, 2022

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
Nasdaq 100 E-mini Futures	16	$3,763,635	$3,527,120	3/17/2023	$(236,515)
Russell 2000 E-mini Futures	58	5,310,660	5,135,610	3/17/2023	(175,050)
S&P Mid Cap 400 E-mini Futures	23	5,777,475	5,617,980	3/17/2023	(159,495)
MSCI Emerging Market Index	63	3,091,906	3,022,110	3/17/2023	(69,796)
U.S. Dollar Index Futures	57	5,894,809	5,886,333	3/13/2023	(8,476)
Japanese Yen Currency Futures	141	13,213,304	13,583,587	3/13/2023	370,283
WTI Crude Futures(a)	19	1,513,698	1,528,550	3/21/2023	14,852
MSCI EAFE Index Futures	147	14,555,056	14,328,090	3/17/2023	(226,966)
U.S. Treasury Long Bond Futures	1	127,500	125,344	3/22/2023	(2,156)
U.S. Treasury Ultra-Long Bond Futures	5	677,559	671,563	3/22/2023	(5,996)
U.S. Treasury 2-Year Note Futures	589	120,755,383	120,791,016	3/31/2023	35,633

Total Long					$(463,682)

Futures Contracts – Short
Japanese Yen Currency Futures	(15)	$(1,405,416)	$(1,445,063)	3/13/2023	$(39,647)
Euro FX Currency Futures	(517)	(69,303,212)	(69,497,725)	3/13/2023	(194,513)
S&P 500 E-Mini Index Futures	(39)	(7,505,030)	(7,528,950)	3/17/2023	(23,920)
MSCI Emerging Market Index	(306)	(15,032,281)	(14,678,820)	3/17/2023	353,461
British Pound Currency Futures	(16)	(1,243,400)	(1,208,400)	3/13/2023	35,000
Canadian Dollar Currency Futures	(12)	(885,480)	(887,040)	3/14/2023	(1,560)
90-day Euro-Dollar Futures	(24)	(5,739,821)	(5,736,000)	3/18/2024	3,821
Gold 100 Oz Futures(a)	(51)	(9,183,653)	(9,313,620)	2/24/2023	(129,967)
U.S. Treasury Long Bond Futures	(140)	(17,812,158)	(17,548,125)	3/22/2023	264,033
U.S. Treasury 10-Year Note Futures	(505)	(57,132,216)	(56,709,922)	3/22/2023	422,294
U.S. Treasury 10-Year Note Futures	(188)	(21,350,407)	(21,111,813)	3/22/2023	238,594
U.S. Treasury 10-Year Ultra Note Futures	(223)	(26,702,654)	(26,376,718)	3/22/2023	325,936
U.S. Treasury 10-Year Ultra Note Futures	(120)	(14,289,655)	(14,193,750)	3/22/2023	95,905
U.S. Treasury 5-Year Note Futures	(406)	(44,016,296)	(43,819,453)	3/31/2023	196,843
U.S. Treasury 2-Year Note Futures	(704)	(144,260,457)	(144,375,001)	3/31/2023	(114,544)

Total Short					$1,431,736

Total Futures Contracts					$968,054

(a)	Contract held by the iMGP Alternative Strategies Subsidiary.

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2022

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
ADT Security Corp. (The) 4.125%, 06/15/2023	12/20/2027	(5.000%)	2.150%		$(7,350,000)	Quarterly	$(874,131)	$(711,529)	$(162,602)
Aegon N.V. 6.125%, 12/15/2031	12/20/2027	(1.000%)	0.800%	EUR	(1,150,000)	Quarterly	(11,128)	(11,382)	254
AES Corp. (The) 1.375%, 01/15/2026	12/20/2027	(5.000%)	1.342%		$(2,900,000)	Quarterly	(456,985)	(437,086)	(19,899)
Airbus SE 2.375%, 04/02/2024	12/20/2027	(1.000%)	1.054%	EUR	(1,100,000)	Quarterly	2,845	195	2,650
Ally Financial, Inc. 5.800%, 05/01/2025	12/20/2027	(5.000%)	3.390%		$(7,350,000)	Quarterly	(470,481)	(679,838)	209,357

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	67

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2022 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Alstom S.A. 0.250%, 10/14/2026	12/20/2027	(1.000%)	1.807%	EUR	(1,000,000)	Quarterly	$37,413	$36,801	$612
American Axle & Manufacturing, Inc. 6.250%, 03/15/2026	12/20/2027	(5.000%)	6.231%		$(4,850,000)	Quarterly	212,991	(468)	213,459
American Express Co. 2.650%, 12/02/2022	12/20/2027	(1.000%)	0.660%		(7,900,000)	Quarterly	(118,889)	(150,278)	31,389
Apache Corp. 4.375%, 10/15/2028	12/20/2027	(1.000%)	1.957%		(2,900,000)	Quarterly	116,591	79,625	36,966
ArcelorMittal S.A. 1.000%, 05/19/2023	12/20/2027	(5.000%)	2.320%	EUR	(500,000)	Quarterly	(60,978)	(64,708)	3,730
Arrow Electronics, Inc. 7.500%, 01/15/2027	12/20/2027	(1.000%)	1.053%		$(8,250,000)	Quarterly	19,066	87,124	(68,058)
Assicurazioni Generali SpA 5.125%, 09/16/2024	12/20/2027	(1.000%)	1.018%	EUR	(1,250,000)	Quarterly	1,077	(1,272)	2,349
AT&T, Inc. 3.800%, 02/15/2027	12/20/2027	(1.000%)	1.108%		$(500,000)	Quarterly	2,341	2,208	133
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 4.750%, 04/01/2028	12/20/2027	(5.000%)	4.645%		(2,400,000)	Quarterly	(32,406)	(94,585)	62,179
Avnet, Inc. 3.000%, 05/15/2031	12/20/2027	(1.000%)	1.267%		(8,300,000)	Quarterly	95,624	122,809	(27,185)
AXA S.A. 2.875%, 06/15/2024	12/20/2027	(1.000%)	0.684%	EUR	(1,100,000)	Quarterly	(16,876)	(18,753)	1,877
Barclays Plc 1.375%, 01/24/2026	12/20/2027	(1.000%)	1.055%		(8,100,000)	Quarterly	21,315	139,276	(117,961)
BAT International Finance Plc 2.750%, 03/25/2025	12/20/2027	(1.000%)	1.136%		(2,400,000)	Quarterly	15,510	22,413	(6,903)
Bath & Body Works, Inc. 5.250%, 02/01/2028	12/20/2027	(1.000%)	3.658%		$(6,800,000)	Quarterly	710,994	785,625	(74,631)
Baxter International, Inc. 2.600%, 08/15/2026	12/20/2027	(1.000%)	0.651%		(8,100,000)	Quarterly	(125,267)	(93,680)	(31,587)
Beazer Homes USA, Inc. 6.750%, 03/15/2025	12/20/2027	(5.000%)	6.251%		(4,850,000)	Quarterly	216,164	645,125	(428,961)
Best Buy Co., Inc. 4.450%, 10/01/2028	12/20/2027	(5.000%)	1.083%		(6,900,000)	Quarterly	(1,176,572)	(1,174,422)	(2,150)
BNP Paribas S.A. 2.875%, 09/26/2023	12/20/2027	(1.000%)	0.934%	EUR	(1,100,000)	Quarterly	(19,783)	(3,568)	(16,215)
Boeing Co. (The) 2.600%, 10/30/2025	12/20/2027	(1.000%)	1.408%		$(8,400,000)	Quarterly	147,134	287,905	(140,771)
BorgWarner, Inc. 3.375%, 03/15/2025	12/20/2027	(1.000%)	0.876%		(1,750,000)	Quarterly	(9,524)	(3,674)	(5,850)
Bouygues S.A. 3.625%, 01/16/2023	12/20/2027	(1.000%)	0.674%	EUR	(7,750,000)	Quarterly	(122,709)	(104,025)	(18,684)
BP Capital Markets Plc 1.876%, 04/07/2024	12/20/2027	(1.000%)	0.966%		(1,450,000)	Quarterly	(2,387)	(3,816)	1,429
British Telecommunications Plc 5.750%, 12/07/2028	12/20/2027	(1.000%)	1.534%		(6,950,000)	Quarterly	173,860	148,419	25,441

The accompanying notes are an integral part of these financial statements.

68	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2022 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Cardinal Health, Inc. 3.410%, 06/15/2027	12/20/2027	(1.000%)	0.518%		$(8,100,000)	Quarterly	$(173,883)	$(137,057)	$(36,826)
Carlsberg Breweries AS 2.625%, 11/15/2022	12/20/2027	(1.000%)	0.482%	EUR	(7,800,000)	Quarterly	(197,839)	(156,132)	(41,707)
CCO Holdings LLC / CCO Holdings Capital Corp. 5.000%, 02/01/2028	12/20/2027	(5.000%)	3.627%		$(8,000,000)	Quarterly	(432,867)	(444,249)	11,382
CDX North America High Yield Index Series 39 5.000%, 12/20/2027	12/20/2027	(5.000%)	4.841%		(16,580,000)	Quarterly	(102,101)	276,591	(378,692)
Cellnex Telecom S.A. 2.375%, 01/16/2024	12/20/2027	(5.000%)	2.226%	EUR	(2,900,000)	Quarterly	(367,399)	(170,852)	(196,547)
Centrica Plc 4.000%, 10/16/2023	12/20/2027	(1.000%)	1.223%		(8,250,000)	Quarterly	87,040	243,228	(156,188)
Citigroup, Inc. 3.400%, 05/01/2026	12/20/2027	(1.000%)	0.965%		$(4,800,000)	Quarterly	(7,401)	2,474	(9,875)
Cleveland-Cliffs, Inc. 5.875%, 06/01/2027	12/20/2027	(5.000%)	4.043%		(7,500,000)	Quarterly	(278,534)	(418,982)	140,448
Comcast Corp. 3.700%, 04/15/2024	12/20/2027	(1.000%)	0.663%		(7,850,000)	Quarterly	(117,043)	(46,826)	(70,217)
Commerzbank AG 1.000%, 03/04/2026	12/20/2027	(1.000%)	1.320%	EUR	(1,300,000)	Quarterly	(10,064)	23,886	(33,950)
Conagra Brands, Inc. 7.000%, 10/01/2028	12/20/2027	(1.000%)	0.745%		$(750,000)	Quarterly	(8,452)	(6,270)	(2,182)
Continental AG 0.375%, 06/27/2025	12/20/2027	(1.000%)	1.584%	EUR	(9,050,000)	Quarterly	247,279	549,036	(301,757)
CSC Holdings LLC 5.375%, 02/01/2028	12/20/2027	(5.000%)	13.980%		$(4,350,000)	Quarterly	1,064,899	357,019	707,880
Dell, Inc. 7.100%, 04/15/2028	12/20/2027	(1.000%)	1.460%		(8,350,000)	Quarterly	164,576	488,860	(324,284)
Delta Air Lines, Inc. 7.375%, 01/15/2026	12/20/2027	(5.000%)	3.747%		(750,000)	Quarterly	(36,872)	(49,970)	13,098
Deutsche Bank AG 1.125%, 08/30/2023	12/20/2027	(1.000%)	1.696%	EUR	(2,050,000)	Quarterly	21,103	72,798	(51,695)
Devon Energy Corp. 7.950%, 04/15/2032	12/20/2027	(1.000%)	1.332%		$(500,000)	Quarterly	7,144	8,082	(938)
E.ON SE 0.875%, 05/22/2024	12/20/2027	(1.000%)	0.920%	EUR	(2,850,000)	Quarterly	(11,081)	3,941	(15,022)
EDP Finance B.V. 1.875%, 09/29/2023	12/20/2027	(1.000%)	1.133%		(850,000)	Quarterly	5,362	4,857	505
Enbridge, Inc. 3.500%, 06/10/2024	12/20/2027	(1.000%)	1.048%		$(1,600,000)	Quarterly	3,297	3,084	213
Enel SpA 5.250%, 05/20/2024	12/20/2027	(1.000%)	1.302%	EUR	(8,250,000)	Quarterly	117,818	238,907	(121,089)
Exelon Corp. 3.400%, 04/15/2026	12/20/2027	(1.000%)	0.412%		$(4,100,000)	Quarterly	(107,890)	(102,410)	(5,480)
Expedia Group, Inc. 6.250%, 05/01/2025	12/20/2027	(1.000%)	1.533%		(8,350,000)	Quarterly	190,051	250,378	(60,327)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	69

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2022 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
FedEx Corp. 3.250%, 04/01/2026	12/20/2027	(1.000%)	0.869%		$(8,000,000)	Quarterly	$(46,009)	$(56,418)	$10,409
FirstEnergy Corp. 7.375%, 11/15/2031	12/20/2027	(1.000%)	0.944%		(8,350,000)	Quarterly	(20,374)	(19,774)	(600)
Ford Motor Co. 4.346%, 12/08/2026	12/20/2027	(5.000%)	3.647%		(750,000)	Quarterly	(39,968)	(53,207)	13,239
General Electric Co. 6.750%, 03/15/2032	12/20/2027	(1.000%)	1.023%		(750,000)	Quarterly	739	(782)	1,521
Genworth Holdings, Inc. 6.500%, 06/15/2034	12/20/2027	(5.000%)	2.992%		(750,000)	Quarterly	(60,804)	(61,408)	604
Glencore Finance Europe Ltd. 1.875%, 09/13/2023	12/20/2027	(5.000%)	1.745%	EUR	(850,000)	Quarterly	(128,757)	(134,040)	5,283
Goldman Sachs Group, Inc. (The) 6.124%, 10/28/2027	12/20/2027	(1.000%)	1.011%		$(1,000,000)	Quarterly	480	(1,117)	1,597
Hapag-Lloyd AG 2.500%, 04/15/2028	12/20/2027	(5.000%)	3.785%	EUR	(2,900,000)	Quarterly	(151,494)	(23,410)	(128,084)
Hess Corp. 3.500%, 07/15/2024	12/20/2027	(1.000%)	1.329%		$(450,000)	Quarterly	6,374	7,274	(900)
Holcim AG 1.000%, 12/11/2024	12/20/2027	(1.000%)	1.403%	EUR	(1,100,000)	Quarterly	20,885	16,485	4,400
Host Hotels & Resorts L.P. 3.875%, 04/01/2024	12/20/2027	(1.000%)	1.382%		$(550,000)	Quarterly	9,029	10,307	(1,278)
HP, Inc. 3.000%, 06/17/2027	12/20/2027	(1.000%)	1.456%		(4,100,000)	Quarterly	80,057	32,532	47,525
Imperial Brands Finance Plc 1.375%, 01/27/2025	12/20/2027	(1.000%)	1.095%	EUR	(1,100,000)	Quarterly	4,964	5,830	(866)
ING Groep N.V. 2.897%, 09/20/2023	12/20/2027	(1.000%)	0.774%		(7,850,000)	Quarterly	(85,826)	(10,203)	(75,623)
International Paper Co. 5.000%, 09/15/2035	12/20/2027	(1.000%)	0.773%		$(8,400,000)	Quarterly	(84,159)	53,006	(137,165)
Intesa Sanpaolo SpA 2.125%, 05/26/2025	12/20/2027	(1.000%)	1.104%	EUR	(8,200,000)	Quarterly	40,554	161,577	(121,023)
Koninklijke KPN N.V. 5.625%, 09/30/2024	12/20/2027	(1.000%)	0.837%		(1,100,000)	Quarterly	(8,650)	(9,312)	662
Koninklijke Philips N.V. 2.000%, 03/30/2030	12/20/2027	(1.000%)	1.296%		(7,950,000)	Quarterly	111,356	(1,156)	112,512
Kroger Co. (The) 4.500%, 01/15/2029	12/20/2027	(1.000%)	0.854%		$(8,000,000)	Quarterly	(51,425)	(140,862)	89,437
Lamb Weston Holdings, Inc. 4.875%, 05/15/2028	12/20/2027	(1.000%)	1.228%		(750,000)	Quarterly	7,398	7,905	(507)
Lennar Corp. 4.875%, 12/15/2023	12/20/2027	(5.000%)	1.345%		(500,000)	Quarterly	(78,721)	(75,312)	(3,409)
Lincoln National Corp. 3.350%, 03/09/2025	12/20/2027	(1.000%)	1.886%		(1,450,000)	Quarterly	54,151	38,255	15,896
Lumen Technologies, Inc. 7.500%, 04/01/2024	12/20/2027	(1.000%)	9.395%		(2,900,000)	Quarterly	775,329	652,500	122,829
Marks & Spencer Plc 4.250%, 12/08/2023	12/20/2027	(1.000%)	3.872%	EUR	(4,550,000)	Quarterly	559,049	692,428	(133,379)

The accompanying notes are an integral part of these financial statements.

70	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2022 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
McKesson Corp. 7.650%, 03/01/2027	12/20/2027	(1.000%)	0.437%		$(8,000,000)	Quarterly	$(201,081)	$(145,875)	$(55,206)
MetLife, Inc. 3.600%, 11/13/2025	12/20/2027	(1.000%)	0.854%		(750,000)	Quarterly	(4,824)	(5,031)	207
MGIC Investment Corp. 5.250%, 08/15/2028	12/20/2027	(5.000%)	1.859%		(3,400,000)	Quarterly	(450,711)	(412,589)	(38,122)
MGM Resorts International 5.750%, 06/15/2025	12/20/2027	(5.000%)	3.445%		(7,600,000)	Quarterly	(469,031)	(356,140)	(112,891)
Motorola Solutions, Inc. 7.500%, 05/15/2025	12/20/2027	(1.000%)	0.603%		(750,000)	Quarterly	(13,202)	(12,636)	(566)
Murphy Oil Corp. 7.050%, 05/01/2029	12/20/2027	(1.000%)	3.039%		(500,000)	Quarterly	41,081	38,750	2,331
Nabors Industries, Inc. 5.750%, 02/01/2025	12/20/2027	(1.000%)	5.494%		(9,450,000)	Quarterly	1,558,200	1,803,500	(245,300)
Naturgy Capital Markets S.A. 1.125%, 04/11/2024	12/20/2027	(1.000%)	1.001%	EUR	(1,350,000)	Quarterly	28	(6,161)	6,189
Navient Corp. 5.500%, 03/15/2029	12/20/2027	(5.000%)	4.592%		$(3,850,000)	Quarterly	(59,784)	50,793	(110,577)
Netflix, Inc. 4.875%, 06/15/2030	12/20/2027	(5.000%)	1.330%		(7,000,000)	Quarterly	(1,107,112)	(1,100,372)	(6,740)
Newell Brands, Inc. 4.100%, 04/01/2023	12/20/2027	(1.000%)	3.151%		(8,550,000)	Quarterly	737,674	785,644	(47,970)
Next Group Plc 3.625%, 05/18/2028	12/20/2027	(1.000%)	2.082%	EUR	(2,900,000)	Quarterly	144,003	170,312	(26,309)
Nokia Oyj 2.000%, 03/15/2024	12/20/2027	(5.000%)	1.358%		(6,900,000)	Quarterly	(1,187,732)	(1,074,595)	(113,137)
Nordstrom, Inc. 6.950%, 03/15/2028	12/20/2027	(1.000%)	6.524%		$(2,400,000)	Quarterly	468,159	411,000	57,159
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.650%, 11/01/2024	12/20/2027	(1.000%)	0.485%		(8,000,000)	Quarterly	(183,738)	(113,943)	(69,795)
Oracle Corp. 3.250%, 11/15/2027	12/20/2027	(1.000%)	0.989%		(1,400,000)	Quarterly	(684)	209	(893)
Ovintiv, Inc. 8.125%, 09/15/2030	12/20/2027	(1.000%)	1.481%		(8,400,000)	Quarterly	172,961	248,353	(75,392)
Pfizer, Inc. 0.800%, 05/28/2025	12/20/2027	(1.000%)	0.431%		(7,900,000)	Quarterly	(200,745)	(208,753)	8,008
PostNL N.V. 1.000%, 11/21/2024	12/20/2027	(1.000%)	1.588%	EUR	(8,000,000)	Quarterly	220,099	53,632	166,467
Premier Foods Finance Plc 3.500%, 10/15/2026	12/20/2027	(5.000%)	3.120%		(1,950,000)	Quarterly	(161,698)	(161,663)	(35)
Prudential Financial, Inc. 3.878%, 03/27/2028	12/20/2027	(1.000%)	0.860%		$(750,000)	Quarterly	(4,609)	(5,031)	422
Prudential Plc 5.875%, 05/11/2029	12/20/2027	(1.000%)	0.798%	EUR	(8,150,000)	Quarterly	(79,609)	34,495	(114,104)
PulteGroup, Inc. 7.875%, 06/15/2032	12/20/2027	(5.000%)	1.360%		$(500,000)	Quarterly	(78,348)	(76,055)	(2,293)
Radian Group, Inc. 4.500%, 10/01/2024	12/20/2027	(5.000%)	2.912%		(1,050,000)	Quarterly	(88,809)	(94,632)	5,823

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	71

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2022 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Repsol International Finance B.V. 2.250%, 12/10/2026	12/20/2027	(1.000%)	0.828%	EUR	(8,000,000)	Quarterly	$(66,420)	$11,613	$(78,033)
Rexel S.A. 2.125%, 12/15/2028	12/20/2027	(5.000%)	2.395%		(3,800,000)	Quarterly	(449,005)	(254,899)	(194,106)
Rolls-Royce Plc 0.875%, 05/09/2024	12/20/2027	(1.000%)	3.593%		(2,900,000)	Quarterly	325,266	421,505	(96,239)
SES S.A. 0.875%, 11/04/2027	12/20/2027	(1.000%)	1.658%		(3,250,000)	Quarterly	99,782	157,815	(58,033)
Sherwin-Williams Co. (The) 7.375%, 02/01/2027	12/20/2027	(1.000%)	0.959%		$(500,000)	Quarterly	(895)	2,867	(3,762)
Standard Chartered Plc 4.050%, 04/12/2026	12/20/2027	(1.000%)	1.033%	EUR	(7,700,000)	Quarterly	12,211	57,765	(45,554)
Stellantis N.V. 2.000%, 03/20/2025	12/20/2027	(5.000%)	1.784%		(1,150,000)	Quarterly	(171,854)	(180,675)	8,821
Stora Enso Oyj 2.125%, 06/16/2023	12/20/2027	(5.000%)	0.947%		(7,000,000)	Quarterly	(1,363,275)	(1,228,043)	(135,232)
T-Mobile USA, Inc. 4.750%, 02/01/2028	12/20/2027	(5.000%)	1.135%		$(400,000)	Quarterly	(67,158)	(68,494)	1,336
Teck Resources Ltd. 6.125%, 10/01/2035	12/20/2027	(5.000%)	1.441%		(400,000)	Quarterly	(61,088)	(58,082)	(3,006)
Telecom Italia SpA 3.625%, 01/19/2024	12/20/2027	(1.000%)	4.510%	EUR	(9,450,000)	Quarterly	1,385,245	1,631,598	(246,353)
Telefonica Emisiones S.A. 1.528%, 01/17/2025	12/20/2027	(1.000%)	1.187%		(1,100,000)	Quarterly	9,736	7,650	2,086
Telenor ASA 2.625%, 12/06/2024	12/20/2027	(1.000%)	0.518%		(3,850,000)	Quarterly	(90,747)	(88,855)	(1,892)
Tenet Healthcare Corp. 6.875%, 11/15/2031	12/20/2027	(5.000%)	4.941%		$(7,800,000)	Quarterly	(17,506)	(108,784)	91,278
Tesco Plc 6.150%, 11/15/2037	12/20/2027	(1.000%)	1.356%	EUR	(8,550,000)	Quarterly	143,568	270,384	(126,816)
Tesla, Inc. 2.000%, 05/15/2024	12/20/2027	(1.000%)	2.340%		$(500,000)	Quarterly	27,749	23,335	4,414
Toll Brothers Finance Corp. 4.350%, 02/15/2028	12/20/2027	(1.000%)	2.107%		(800,000)	Quarterly	36,989	45,795	(8,806)
UniCredit SpA 2.125%, 10/24/2026	12/20/2027	(1.000%)	1.192%	EUR	(8,350,000)	Quarterly	76,158	264,151	(187,993)
United Rentals North America, Inc. 3.875%, 02/15/2031	12/20/2027	(5.000%)	1.854%		$(2,650,000)	Quarterly	(351,938)	(335,679)	(16,259)
United Rentals North America, Inc. 4.875%, 01/15/2028	12/20/2027	(5.000%)	1.854%		(4,350,000)	Quarterly	(577,709)	(516,180)	(61,529)
United States Steel Corp. 6.650%, 06/01/2037	12/20/2027	(5.000%)	5.268%		(750,000)	Quarterly	7,417	4,237	3,180
Uniti Fiber Holdings, Inc. 4.000%, 06/15/2024	12/20/2027	(5.000%)	9.584%		(8,200,000)	Quarterly	1,188,935	354,199	834,736
Universal Health Services, Inc. 2.650%, 10/15/2030	12/20/2027	(1.000%)	1.671%		(8,700,000)	Quarterly	248,124	455,446	(207,322)
Valeo 3.250%, 01/22/2024	12/20/2027	(1.000%)	2.885%	EUR	(8,400,000)	Quarterly	704,054	910,538	(206,484)

The accompanying notes are an integral part of these financial statements.

72	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2022 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection (Continued)
Valero Energy Corp. 8.750%, 06/15/2030	12/20/2027	(1.000%)	0.990%		$(8,200,000)	Quarterly	$(3,817)	$15,309	$(19,126)
Veolia Environnement S.A. 0.892%, 01/14/2024	12/20/2027	(1.000%)	0.701%	EUR	(8,500,000)	Quarterly	(123,389)	(98,077)	(25,312)
Vivendi SE 1.875%, 05/26/2026	12/20/2027	(1.000%)	1.065%		(8,550,000)	Quarterly	26,315	184,808	(158,493)
Vodafone Group Plc 1.750%, 08/25/2023	12/20/2027	(1.000%)	0.955%		(8,700,000)	Quarterly	(18,923)	(20,209)	1,286
Volkswagen International Finance N.V. 0.875%, 01/16/2023	12/20/2027	(1.000%)	1.443%		(1,600,000)	Quarterly	33,351	28,646	4,705
WPP Finance S.A. 2.250%, 09/22/2026	12/20/2027	(1.000%)	1.074%		(8,100,000)	Quarterly	28,347	200,326	(171,979)

Total Buy Protection							$(713,859)	$2,799,154	$(3,513,013)

Sell Protection
ADT Security Corp. (The) 4.125%, 06/15/2023	12/20/2027	5.000%	2.150%		$750,000	Quarterly	$89,197	$92,278	$(3,081)
Aegon N.V. 6.125%, 12/15/2031	12/20/2027	1.000%	0.800%	EUR	8,100,000	Quarterly	78,379	(38,076)	116,455
AES Corp. (The) 1.375%, 01/15/2026	12/20/2027	5.000%	1.342%		$7,050,000	Quarterly	1,110,945	1,096,499	14,446
Airbus SE 2.375%, 04/02/2024	12/20/2027	1.000%	1.054%	EUR	8,150,000	Quarterly	(21,075)	(111,167)	90,092
Ally Financial, Inc. 5.800%, 05/01/2025	12/20/2027	5.000%	3.390%		$450,000	Quarterly	28,805	38,040	(9,235)
Alstom S.A. 0.250%, 10/14/2026	12/20/2027	1.000%	1.807%	EUR	8,400,000	Quarterly	(314,270)	(588,857)	274,587
American Airlines Group, Inc. 3.750%, 03/01/2025	12/20/2027	5.000%	13.172%		$2,400,000	Quarterly	(549,073)	(525,000)	(24,073)
American Express Co. 4.050%, 05/03/2029	12/20/2027	1.000%	0.660%		450,000	Quarterly	6,772	7,496	(724)
ArcelorMittal S.A. 1.000%, 05/19/2023	12/20/2027	5.000%	2.320%	EUR	6,900,000	Quarterly	841,501	734,923	106,578
Arrow Electronics, Inc. 7.500%, 01/15/2027	12/20/2027	1.000%	1.053%		$800,000	Quarterly	(1,848)	(133)	(1,715)
Assicurazioni Generali SpA 5.125%, 09/16/2024	12/20/2027	1.000%	1.018%	EUR	8,300,000	Quarterly	(7,153)	(142,714)	135,561
AT&T, Inc. 3.800%, 02/15/2027	12/20/2027	1.000%	1.108%		$8,200,000	Quarterly	(38,394)	(83,495)	45,101
Avnet, Inc. 3.000%, 05/15/2031	12/20/2027	1.000%	1.267%		400,000	Quarterly	(4,608)	(3,519)	(1,089)
AXA S.A. 2.875%, 06/15/2024	12/20/2027	1.000%	0.684%	EUR	7,950,000	Quarterly	121,965	24,462	97,503
Banco Santander S.A. 1.375%, 12/14/2022	12/20/2027	1.000%	1.079%		3,200,000	Quarterly	50,725	(52,651)	103,376
Barclays Plc 1.375%, 01/24/2026	12/20/2027	1.000%	1.055%		1,350,000	Quarterly	(3,552)	(10,269)	6,717
BAT International Finance Plc 2.375%, 01/19/2023	12/20/2027	1.000%	1.136%		8,000,000	Quarterly	(51,702)	(93,587)	41,885

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	73

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2022 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
BAT International Finance Plc 2.750%, 03/25/2025	12/20/2027	1.000%	1.136%	EUR	1,450,000	Quarterly	$(9,370)	$(13,591)	$4,221
Bath & Body Works, Inc. 5.250%, 02/01/2028	12/20/2027	1.000%	3.658%		$9,400,000	Quarterly	(982,845)	(1,339,500)	356,655
Baxter International, Inc. 2.600%, 08/15/2026	12/20/2027	1.000%	0.651%		1,100,000	Quarterly	17,012	14,470	2,542
Beazer Homes USA, Inc. 6.750%, 03/15/2025	12/20/2027	5.000%	6.251%		10,850,000	Quarterly	(483,583)	(831,994)	348,411
Best Buy Co., Inc. 4.450%, 10/01/2028	12/20/2027	5.000%	1.083%		450,000	Quarterly	76,733	77,516	(783)
Block Financial LLC 2.500%, 07/15/2028	12/20/2027	5.000%	0.799%		4,400,000	Quarterly	813,685	855,463	(41,778)
BNP Paribas S.A. 2.875%, 09/26/2023	12/20/2027	1.000%	0.934%	EUR	8,050,000	Quarterly	144,770	(50,070)	194,840
Boeing Co. (The) 2.600%, 10/30/2025	12/20/2027	1.000%	1.408%		$800,000	Quarterly	(14,013)	(12,508)	(1,505)
Bombardier, Inc. 7.450%, 05/01/2034	12/20/2027	5.000%	4.413%		7,150,000	Quarterly	160,513	(379,250)	539,763
BorgWarner, Inc. 3.375%, 03/15/2025	12/20/2027	1.000%	0.876%		8,200,000	Quarterly	44,633	(129,066)	173,699
Bouygues S.A. 1.375%, 06/07/2027	12/20/2027	1.000%	0.674%	EUR	650,000	Quarterly	10,292	11,480	(1,188)
BP Capital Markets Plc 1.876%, 04/07/2024	12/20/2027	1.000%	0.966%		8,750,000	Quarterly	14,403	(95,200)	109,603
Cardinal Health, Inc. 3.410%, 06/15/2027	12/20/2027	1.000%	0.518%		$750,000	Quarterly	16,100	16,980	(880)
Carlsberg Breweries AS 2.500%, 05/28/2024	12/20/2027	1.000%	0.482%	EUR	900,000	Quarterly	22,827	25,842	(3,015)
CCO Holdings LLC / CCO Holdings Capital Corp. 5.000%, 02/01/2028	12/20/2027	5.000%	3.627%		$1,000,000	Quarterly	54,108	75,766	(21,658)
Centrica Plc 4.000%, 10/16/2023	12/20/2027	1.000%	1.223%	EUR	1,250,000	Quarterly	(13,187)	(11,810)	(1,377)
Comcast Corp. 3.700%, 04/15/2024	12/20/2027	1.000%	0.663%		$500,000	Quarterly	7,455	8,329	(874)
Commerzbank AG 1.000%, 03/04/2026	12/20/2027	1.000%	1.320%	EUR	8,500,000	Quarterly	65,806	(413,471)	479,277
Conagra Brands, Inc. 7.000%, 10/01/2028	12/20/2027	1.000%	0.745%		$8,050,000	Quarterly	90,722	30,072	60,650
Continental AG 0.375%, 06/27/2025	12/20/2027	1.000%	1.584%	EUR	1,750,000	Quarterly	(47,816)	(44,557)	(3,259)
CSC Holdings LLC 5.375%, 02/01/2028	12/20/2027	5.000%	13.980%		$1,950,000	Quarterly	(477,368)	(365,625)	(111,743)
Dell, Inc. 7.100%, 04/15/2028	12/20/2027	1.000%	1.460%		400,000	Quarterly	(7,884)	(4,409)	(3,475)
Delta Air Lines, Inc. 7.375%, 01/15/2026	12/20/2027	5.000%	3.747%		7,850,000	Quarterly	385,922	88,080	297,842
Deutsche Bank AG 1.125%, 08/30/2023	12/20/2027	1.000%	1.696%	EUR	9,350,000	Quarterly	(273,505)	(503,085)	229,580

The accompanying notes are an integral part of these financial statements.

74	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2022 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Deutsche Lufthansa AG 0.250%, 09/06/2024	12/20/2027	1.000%	3.027%	EUR	7,700,000	Quarterly	$(690,132)	$(917,424)	$227,292
Devon Energy Corp. 7.950%, 04/15/2032	12/20/2027	1.000%	1.332%		$8,300,000	Quarterly	(118,601)	(119,783)	1,182
DR Horton, Inc. 4.750%, 02/15/2023	12/20/2027	1.000%	0.949%		3,600,000	Quarterly	8,084	(75,922)	84,006
EDP Finance B.V. 1.875%, 09/29/2023	12/20/2027	1.000%	1.133%	EUR	4,850,000	Quarterly	(30,597)	(78,132)	47,535
Enbridge, Inc. 3.500%, 06/10/2024	12/20/2027	1.000%	1.048%		$9,100,000	Quarterly	(18,755)	(836)	(17,919)
Enel SpA 5.250%, 05/20/2024	12/20/2027	1.000%	1.302%	EUR	1,250,000	Quarterly	(17,850)	(11,234)	(6,616)
Expedia Group, Inc. 6.250%, 05/01/2025	12/20/2027	1.000%	1.533%		$500,000	Quarterly	(11,381)	(5,730)	(5,651)
FedEx Corp. 3.250%, 04/01/2026	12/20/2027	1.000%	0.869%		400,000	Quarterly	2,300	2,318	(18)
FirstEnergy Corp. 7.375%, 11/15/2031	12/20/2027	1.000%	0.944%		1,000,000	Quarterly	2,440	5,141	(2,701)
Ford Motor Co. 4.346%, 12/08/2026	12/20/2027	5.000%	3.647%		7,700,000	Quarterly	410,333	549,379	(139,046)
Gap, Inc. (The) 3.625%, 10/01/2029	12/20/2027	1.000%	6.396%		2,900,000	Quarterly	(555,221)	(532,875)	(22,346)
General Electric Co. 2.700%, 10/09/2022	12/20/2027	1.000%	1.023%		8,250,000	Quarterly	(8,128)	(106,643)	98,515
Genworth Holdings, Inc. 4.800%, 02/15/2024	12/20/2027	5.000%	2.992%		4,360,000	Quarterly	353,477	320,772	32,705
Glencore Finance Europe Ltd. 1.875%, 09/13/2023	12/20/2027	5.000%	1.745%	EUR	7,000,000	Quarterly	1,060,350	972,226	88,124
Goldman Sachs Group, Inc. (The) 6.124%, 10/28/2027	12/20/2027	1.000%	1.011%		$8,500,000	Quarterly	(4,071)	(110,155)	106,084
HeidelbergCement AG 2.250%, 06/03/2024	12/20/2027	5.000%	1.656%	EUR	2,700,000	Quarterly	421,671	420,053	1,618
Hess Corp. 3.500%, 07/15/2024	12/20/2027	1.000%	1.329%		$8,300,000	Quarterly	(117,560)	(122,503)	4,943
Holcim AG 3.000%, 11/22/2022	12/20/2027	1.000%	1.403%	EUR	8,200,000	Quarterly	(155,693)	(245,517)	89,824
Host Hotels & Resorts L.P. 3.875%, 04/01/2024	12/20/2027	1.000%	1.382%		$8,300,000	Quarterly	(136,267)	(234,188)	97,921
Howmet Aerospace, Inc. 5.125%, 10/01/2024	12/20/2027	1.000%	1.452%		7,650,000	Quarterly	(148,187)	(224,020)	75,833
Imperial Brands Finance Plc 1.375%, 01/27/2025	12/20/2027	1.000%	1.095%	EUR	8,150,000	Quarterly	(36,772)	(107,313)	70,541
ING Groep N.V. 2.897%, 09/20/2023	12/20/2027	1.000%	0.774%		1,000,000	Quarterly	10,933	13,197	(2,264)
International Paper Co. 5.000%, 09/15/2035	12/20/2027	1.000%	0.773%		$750,000	Quarterly	7,513	7,160	353
Intesa Sanpaolo SpA 2.125%, 05/26/2025	12/20/2027	1.000%	1.104%	EUR	1,350,000	Quarterly	(6,676)	(8,416)	1,740

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	75

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2022 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Intrum AB 3.125%, 07/15/2024	12/20/2027	5.000%	7.448%	EUR	4,150,000	Quarterly	$(380,230)	$(178,659)	$(201,571)
KB Home 6.875%, 06/15/2027	12/20/2027	5.000%	3.211%		$5,800,000	Quarterly	415,626	234,403	181,223
Koninklijke KPN N.V. 5.625%, 09/30/2024	12/20/2027	1.000%	0.837%	EUR	8,050,000	Quarterly	63,301	54,368	8,933
Koninklijke Philips N.V. 0.500%, 05/22/2026	12/20/2027	1.000%	1.296%		800,000	Quarterly	(11,205)	(9,190)	(2,015)
Kroger Co. (The) 4.500%, 01/15/2029	12/20/2027	1.000%	0.854%		$500,000	Quarterly	3,214	4,471	(1,257)
Lamb Weston Holdings, Inc. 4.875%, 05/15/2028	12/20/2027	1.000%	1.228%		8,500,000	Quarterly	(83,851)	(254,224)	170,373
Lennar Corp. 4.875%, 12/15/2023	12/20/2027	5.000%	1.345%		7,200,000	Quarterly	1,133,591	929,087	204,504
McKesson Corp. 7.650%, 03/01/2027	12/20/2027	1.000%	0.437%		450,000	Quarterly	11,311	11,852	(541)
MetLife, Inc. 3.600%, 11/13/2025	12/20/2027	1.000%	0.854%		8,100,000	Quarterly	52,100	45,676	6,424
MGIC Investment Corp. 5.250%, 08/15/2028	12/20/2027	5.000%	1.859%		10,000,000	Quarterly	1,325,620	1,342,382	(16,762)
MGM Resorts International 5.750%, 06/15/2025	12/20/2027	5.000%	3.445%		500,000	Quarterly	30,857	38,900	(8,043)
Motorola Solutions, Inc. 7.500%, 05/15/2025	12/20/2027	1.000%	0.603%		8,100,000	Quarterly	142,589	72,720	69,869
Murphy Oil Corp. 7.050%, 05/01/2029	12/20/2027	1.000%	3.039%		4,250,000	Quarterly	(349,186)	(442,000)	92,814
Nabors Industries, Inc. 5.750%, 02/01/2025	12/20/2027	1.000%	5.494%		1,450,000	Quarterly	(239,089)	(195,750)	(43,339)
Navient Corp. 5.500%, 01/25/2023	12/20/2027	5.000%	4.592%		8,150,000	Quarterly	126,557	(252,099)	378,656
Netflix, Inc. 4.875%, 06/15/2030	12/20/2027	5.000%	1.330%		500,000	Quarterly	79,079	85,107	(6,028)
Next Group Plc 3.625%, 05/18/2028	12/20/2027	1.000%	2.082%	EUR	10,450,000	Quarterly	(518,907)	(640,014)	121,107
Nokia Oyj 2.000%, 03/15/2024	12/20/2027	5.000%	1.358%		750,000	Quarterly	129,101	132,704	(3,603)
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.650%, 11/01/2024	12/20/2027	1.000%	0.485%		$400,000	Quarterly	9,187	9,607	(420)
Oracle Corp. 3.250%, 11/15/2027	12/20/2027	1.000%	0.989%		8,800,000	Quarterly	4,300	(93,830)	98,130
Ovintiv, Inc. 8.125%, 09/15/2030	12/20/2027	1.000%	1.481%		500,000	Quarterly	(10,295)	(8,333)	(1,962)
Pfizer, Inc. 0.800%, 05/28/2025	12/20/2027	1.000%	0.431%		3,000,000	Quarterly	76,232	76,225	7
Pitney Bowes, Inc. 4.625%, 03/15/2024	12/20/2027	1.000%	8.584%		2,400,000	Quarterly	(596,675)	(627,313)	30,638
PostNL N.V. 1.000%, 11/21/2024	12/20/2027	1.000%	1.588%	EUR	800,000	Quarterly	(22,010)	(12,194)	(9,816)

The accompanying notes are an integral part of these financial statements.

76	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2022 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
Premier Foods Finance Plc 3.500%, 10/15/2026	12/20/2027	5.000%	3.120%	EUR	7,050,000	Quarterly	$584,601	$376,712	$207,889
Prudential Financial, Inc. 3.878%, 03/27/2028	12/20/2027	1.000%	0.860%		$8,100,000	Quarterly	49,783	38,001	11,782
Prudential Plc 5.875%, 05/11/2029	12/20/2027	1.000%	0.798%	EUR	1,300,000	Quarterly	12,698	11,281	1,417
PulteGroup, Inc. 7.875%, 06/15/2032	12/20/2027	5.000%	1.360%		$7,100,000	Quarterly	1,112,551	972,973	139,578
Radian Group, Inc. 4.500%, 10/01/2024	12/20/2027	5.000%	2.912%		7,750,000	Quarterly	655,490	774,183	(118,693)
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, 06/01/2023	12/20/2027	5.000%	10.362%		1,450,000	Quarterly	(239,366)	(181,250)	(58,116)
Repsol International Finance B.V. 2.250%, 12/10/2026	12/20/2027	1.000%	0.828%	EUR	950,000	Quarterly	7,888	9,712	(1,824)
Royal Caribbean Cruises Ltd. 3.700%, 03/15/2028	12/20/2027	5.000%	7.651%		$2,900,000	Quarterly	(260,647)	(290,000)	29,353
Ryder System, Inc. 3.875%, 12/01/2023	12/20/2027	1.000%	1.508%		6,100,000	Quarterly	(132,610)	(196,342)	63,732
SES S.A. 0.875%, 11/04/2027	12/20/2027	1.000%	1.658%	EUR	8,950,000	Quarterly	(274,786)	(350,923)	76,137
Sherwin-Williams Co. (The) 7.375%, 02/01/2027	12/20/2027	1.000%	0.959%		$8,100,000	Quarterly	14,498	(67,595)	82,093
Standard Chartered Plc 4.050%, 04/12/2026	12/20/2027	1.000%	1.033%	EUR	500,000	Quarterly	(793)	(242)	(551)
Stellantis N.V. 5.250%, 04/15/2023	12/20/2027	5.000%	1.784%		7,200,000	Quarterly	1,075,957	915,900	160,057
Stora Enso Oyj 2.125%, 06/16/2023	12/20/2027	5.000%	0.947%		900,000	Quarterly	175,278	179,838	(4,560)
Sudzucker International Finance B.V. 1.250%, 11/29/2023	12/20/2027	1.000%	1.130%		7,250,000	Quarterly	(44,545)	(176,916)	132,371
Swiss Reinsurance Co. Ltd. 0.750%, 01/21/2027	12/20/2027	1.000%	0.651%		3,250,000	Quarterly	55,211	(1,502)	56,713
T-Mobile USA, Inc. 4.750%, 02/01/2028	12/20/2027	5.000%	1.135%		$6,900,000	Quarterly	1,158,482	1,182,768	(24,286)
Teck Resources Ltd. 6.125%, 10/01/2035	12/20/2027	5.000%	1.441%		7,100,000	Quarterly	1,084,322	954,380	129,942
Telecom Italia SpA 3.625%, 01/19/2024	12/20/2027	1.000%	4.510%	EUR	950,000	Quarterly	(139,258)	(140,707)	1,449
Telefonica Emisiones S.A. 1.528%, 01/17/2025	12/20/2027	1.000%	1.187%		8,100,000	Quarterly	(71,692)	(41,992)	(29,700)
Tesco Plc 6.150%, 11/15/2037	12/20/2027	1.000%	1.356%		1,450,000	Quarterly	(24,347)	(16,152)	(8,195)
Tesla, Inc. 2.000%, 05/15/2024	12/20/2027	1.000%	2.340%		$8,600,000	Quarterly	(477,280)	(406,908)	(70,372)
Toll Brothers Finance Corp. 4.375%, 04/15/2023	12/20/2027	1.000%	2.107%		8,700,000	Quarterly	(402,244)	(646,959)	244,715
Transocean, Inc. 8.000%, 02/01/2027	12/20/2027	1.000%	14.318%		2,400,000	Quarterly	(861,789)	(810,750)	(51,039)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	77

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2022 (Continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3) (CONTINUED)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Sell Protection (Continued)
UniCredit SpA 2.000%, 03/04/2023	12/20/2027	1.000%	1.192%	EUR	1,400,000	Quarterly	$(12,769)	$(20,866)	$8,097
United Airlines Holdings, Inc. 5.000%, 02/01/2024	12/20/2027	5.000%	7.355%		$2,900,000	Quarterly	(233,947)	(123,250)	(110,697)
United Rentals North America, Inc. 3.875%, 02/15/2031	12/20/2027	5.000%	1.854%		500,000	Quarterly	66,404	71,135	(4,731)
United States Steel Corp. 6.650%, 06/01/2037	12/20/2027	5.000%	5.268%		8,200,000	Quarterly	(81,098)	(191,743)	110,645
Universal Health Services, Inc. 2.650%, 10/15/2030	12/20/2027	1.000%	1.671%		1,950,000	Quarterly	(55,614)	(55,534)	(80)
Valeo 3.250%, 01/22/2024	12/20/2027	1.000%	2.885%	EUR	500,000	Quarterly	(41,908)	(40,582)	(1,326)
Valero Energy Corp. 8.750%, 06/15/2030	12/20/2027	1.000%	0.990%		$600,000	Quarterly	279	5,095	(4,816)
Veolia Environnement S.A. 0.892%, 01/14/2024	12/20/2027	1.000%	0.701%	EUR	1,800,000	Quarterly	26,130	35,445	(9,315)
Vivendi SE 1.875%, 05/26/2026	12/20/2027	1.000%	1.065%		1,450,000	Quarterly	(4,463)	(1,043)	(3,420)
Vodafone Group Plc 1.750%, 08/25/2023	12/20/2027	1.000%	0.955%		1,950,000	Quarterly	4,241	16,020	(11,779)
Volkswagen International Finance N.V. 0.875%, 01/16/2023	12/20/2027	1.000%	1.443%		8,400,000	Quarterly	(175,091)	(318,253)	143,162
Wendel SE 1.375%, 04/26/2026	12/20/2027	5.000%	1.222%		3,500,000	Quarterly	628,309	535,792	92,517
WPP Finance S.A. 2.250%, 09/22/2026	12/20/2027	1.000%	1.074%		1,300,000	Quarterly	(4,549)	(5,578)	1,029
Xerox Corp. 3.800%, 05/15/2024	12/20/2027	1.000%	4.209%		$5,750,000	Quarterly	(710,597)	(764,739)	54,142
Zurich Insurance Co. Ltd. 0.500%, 12/18/2024	12/20/2027	1.000%	0.644%	EUR	3,300,000	Quarterly	57,172	19,087	38,085

Total Sell Protection							$5,084,352	$(1,683,961)	$6,768,313

Total							$4,370,493	$1,115,193	$3,255,300

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the CDX North America High Yield Index Series 39.

(4)	Notional amounts are denominated in currency where indicated and the lines below until currency changes.

The accompanying notes are an integral part of these financial statements.

78	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2022 (Continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS
Description	Maturity Date	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2022	Notional Amount	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Buy Protection
Mexico Government International Bond 4.150%, 03/28/2027	6/20/2026	Barclays Bank Plc	(1.000%)	0.961%	$(3,710,000)	Quarterly	$(4,616)	$14,943	$(19,559)

Total Buy Protection							$(4,616)	$14,943	$(19,559)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS
Referenced Obligation	Maturity Date	Counterparty	Fund Pays/ Receives Floating Rate	Floating Rate Index and Spread	Notional Amount(1)	Periodic Payment Frequency	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Distell Group Holdings Ltd. ZAR	11/15/2023	Goldman Sachs & Co.	Pays	1 Month SABOR + 0.950%	ZAR (11,972,483)	Monthly	$11,435	$—	$11,435
iBoxx USD Liquid High Yield Index USD	3/20/2023	JPMorgan Chase Bank N.A.	Receives	3 Month USD LIBOR + 0.000%	$85,000,000	Quarterly	1,009,475	—	1,009,475

Total							$1,020,910	$—	$1,020,910

(1)	Notional amounts are denominated in foreign currency where indicated and the lines below until currency changes.

CONSOLIDATED SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at December 31, 2022

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
COMMON STOCKS
Call
Abbott Laboratories	Morgan Stanley & Co.	$115.00	2/17/2023	(4)	$(43,916)	$(672)	$(507)	$(165)
Abbvie, Inc.	Morgan Stanley & Co.	170.00	2/17/2023	(5)	(80,805)	(1,130)	(1,309)	179
American Tower Corp.	Morgan Stanley & Co.	230.00	2/17/2023	(1)	(21,186)	(285)	(377)	92
Bristol-myers Squibb Co.	Morgan Stanley & Co.	77.50	2/17/2023	(4)	(28,780)	(160)	(367)	207
Broadcom, Inc.	Morgan Stanley & Co.	610.00	2/17/2023	(1)	(55,913)	(720)	(757)	37
Coca-Cola Co. (The)	Morgan Stanley & Co.	65.00	2/17/2023	(9)	(57,249)	(1,143)	(951)	(192)
Cummins, Inc.	Morgan Stanley & Co.	260.00	2/17/2023	(1)	(24,229)	(331)	(349)	18
Deere & Co.	Morgan Stanley & Co.	470.00	2/17/2023	(1)	(42,876)	(514)	(747)	233
Devon Energy Corp.	Morgan Stanley & Co.	75.00	2/17/2023	(1)	(6,151)	(55)	(62)	7
Duke Energy Corp.	Morgan Stanley & Co.	105.00	2/17/2023	(3)	(30,897)	(645)	(498)	(147)
Emerson Electric Co.	Morgan Stanley & Co.	100.00	2/17/2023	(1)	(9,606)	(180)	(195)	15
Johnson & Johnson	Morgan Stanley & Co.	185.00	2/17/2023	(4)	(70,660)	(652)	(583)	(69)
Lockheed Martin Corp.	Morgan Stanley & Co.	505.00	2/17/2023	(1)	(48,649)	(968)	(957)	(11)
Merck & Co., Inc.	Morgan Stanley & Co.	115.00	2/17/2023	(3)	(33,285)	(654)	(590)	(64)
Microchip Technology, Inc.	Morgan Stanley & Co.	80.00	2/17/2023	(5)	(35,125)	(500)	(739)	239
Morgan Stanley	Morgan Stanley & Co.	95.00	2/17/2023	(4)	(34,008)	(256)	(399)	143
Nextera Energy, Inc.	Morgan Stanley & Co.	90.00	2/17/2023	(6)	(50,160)	(660)	(886)	226

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	79

iMGP Alternative Strategies Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at December 31, 2022 (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
Pioneer Natural Resources Co.	Morgan Stanley & Co.	$245.00	2/17/2023	(1)	$(22,839)	$(596)	$(457)	$(139)
Procter & Gamble Co. (The)	Morgan Stanley & Co.	155.00	2/17/2023	(3)	(45,468)	(840)	(794)	(46)
Starbucks Corp.	Morgan Stanley & Co.	110.00	2/17/2023	(6)	(59,520)	(630)	(657)	27
United Parcel Service, Inc.	Morgan Stanley & Co.	200.00	2/17/2023	(2)	(34,768)	(200)	(417)	217
Walmart, Inc.	Morgan Stanley & Co.	150.00	2/17/2023	(3)	(42,537)	(390)	(548)	158
Williams Cos. Inc. (The)	Morgan Stanley & Co.	35.00	2/17/2023	(10)	(32,900)	(490)	(507)	17

Total Written Options						$(12,671)	$(13,653)	$982

The accompanying notes are an integral part of these financial statements.

80	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund 2022 Annual Report

The iMGP High Income Alternatives Fund fell 6.85% in calendar year 2022. During the same 12-month period, the Bloomberg US Aggregate Bond Index (Agg) fell 13.01% and high-yield bonds (ICE BofA Merrill Lynch US High Yield TR Index) declined 11.22%. The fund slightly underperformed its Morningstar Nontraditional Bond peer category, which lost 6.44% during the year. Since the fund’s inception (9/28/18), its annualized return is 2.26%, compared to 0.41% for the Agg and 1.90% for high-yield bonds. The fund has also outperformed its peer category’s 0.61% gain over the four-plus year timeframe.

Performance as of 12/31/2022
	Average Annual Total Returns
	One- Year	Three- Year	Since Inception (9/28/18)
iMGP High Income Alternative Fund	-6.85%	1.54%	2.26%
Bloomberg Aggregate Bond Index	-13.01%	-2.71%	0.41%
ICE BofAML U.S. High Yield TR USD Index	-11.22%	-0.23%	1.90%
Morningstar Nontraditional Bond Category	-6.44%	-0.73%	0.61%

Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.imgpfunds.com. Investment performance reflects fee waivers and contractual expense limitations in effect. In the absence of such waivers, total return would be reduced.

Gross Expenses : 1.44% Net Expenses 0.99% Adjusted Expenses 0.98%*

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

Annual Review

After several years of low yields, followed by some of the worst annual return since 1975, it looks as though bonds are finally set up to generate attractive returns again. While returns are likely to be more attractive, volatility is likely to persist as there are several factors in play including inflation, central bank interest-rate policies, and questions around global economic growth in the U.S. and abroad. While there are question marks, we think 2023 could be a good year for bonds as they provide attractive return potential with lower interest-rate risk relative to that return potential than we’ve seen in years.

Looking ahead, we expect the Federal Reserve to end its rate hikes sometime in the first half of 2023, against the possibility of a recession and lower inflation. With short-term rates likely to be pegged at current or modestly higher levels, the yield curve will likely remain inverted.

Our positive near-term view on bonds rests on three main factors: Higher starting yields, inflation trending lower, and the Fed being close to ceasing its rate hikes. As for the Fed rate hikes, they have been signaling that they will continuing hiking in early 2023, moving to smaller increments from the recording setting pace of rate hikes we saw last year. As we write this the market is pricing in a 95% probability that the Fed will hike 25bps at their next meeting in early February. Many expect small hikes through most of the year, with potential rate cuts happening later in the year.

The fund’s active credit managers are excited about the current yields for their respective sleeves but are heading into the year somewhat cautious in the face of a potential recession. It is likely that volatility will remain elevated as the markets continue to adjust to today’s higher rates and economic risk. But overall, our message is that there are many reasons to be optimistic about fixed income, particularly with flexible managers with wide opportunity sets that can better navigate the credit and macroeconomic cycles.

As a reminder, this fund is intended to be a complement to traditional fixed-income allocations, seeking long-term returns that are significantly higher than core fixed-income with a low correlation to core bonds and less interest-rate sensitivity. These higher expected returns will very likely come with higher volatility than core bonds. However, over the long term, we believe returns will be comparable to high-yield bonds, but with lower volatility and downside risk. This is due to the fund’s diversified sources of income and flexible managers utilizing a wide opportunity set.

The market trauma of 2022 resulted in attractive opportunities for our managers to add attractive and durable, higher-yielding securities in both more mainstream segments of the fixed-income universe, as well as the niche, off-benchmark segments of the credit where they typically find better opportunities. The results can be seen at the sub-advisor level, with the sleeve managed by Brown Brothers Harriman (BBH) yielding nearly 10% with a duration of 2.2 and slightly over half the portfolio investment-grade-rated and/or cash equivalents, while Guggenheim’s sleeve yielded nearly 9% with a duration just over three, and nearly half the portfolio investment-grade-rated or cash equivalents.

Meanwhile, Neuberger Berman’s option strategy has continued to perform well, playing effective defense by losing less than 4% for the full year amid double-digit losses for most equity and bond markets, while also participating in the upside of positive environments, gaining over 6% in the fourth quarter. While an increase in equity market implied volatility didn’t match that of the bond markets on a relative basis

Fund Summary	81

(the VIX never touched 40 during 2022), it was pretty consistently between 20 and 30, high enough for the strategy to generate attractive option premiums. The options that the strategy writes are staggered, and typically have around a month to expiration, so the level of income they generate can fluctuate quite a bit throughout the year, but a consistently “good” implied volatility environment is generally better than one with mostly low implied volatility punctuated by a small number of big spikes. Equity market declines and losses on the collateral portfolio (despite its short duration) resulted in the modestly negative performance, but a continuation of the implied volatility environment experienced last year would be a good backdrop for the strategy in 2023. A 3% out-of-the-money put option on the S&P 500, a reasonable proxy for the strategy’s short-term opportunity, yielded in the mid-teens as the calendar turned to the new year. While this is well below the peak levels of 2022, it is still a decent starting level (and will adjust rapidly to changes in the market). Additionally, the portfolio’s collateral yield benefitted from the dramatic increase in short-term interest rates over the course of 2022, with a duration of just under a year and a weighted average YTM of 4.6% at the end of 2022.

The High Income Alternatives fund will reach its five-year anniversary at the end of the third quarter 2023. Over the life of the fund, it has demonstrated an ability to generate attractive risk-adjusted returns and income, while diversifying core bond exposure. Over the trailing one-, two-, three-, and since-inception periods, the fund remains comfortably ahead of both the high-yield and Agg bond benchmarks, as well as the Morningstar Nontraditional Bond category. As we start the year, the fund’s yield is above 8% (not including the option premiums from Neuberger Berman’s strategy) with a duration of approximately 2.3. This compares to a 4.7% yield and 6.1 duration for the Agg, and a 9.0% yield and 4.0 duration for the high-yield bond index.

Thank you for your continued confidence in the fund. We wish everyone a healthy, happy, and prosperous new year.

Portfolio Commentary

Performance of Managers

Not surprisingly given the market environment, all three subadvisors had negative performance for calendar year 2022. The fund’s two flexible credit managers, Brown Brothers Harriman and Guggenheim produced losses of 4.84% and 8.50%, respectively. Neuberger Berman’s option income strategy was also down, but held up relatively well, with a loss of 3.80% for the year. (These returns are net of the management fees that each sub-advisor charges the fund.)

Manager Commentaries

Brown Brothers Harriman

2022 was the worst-performing calendar year on record for fixed income markets, but the portfolio’s performance exceeded most broad market indexes. Interest rates rose significantly from historical lows. Fund outflows were large and persistent, in some cases necessitating forced selling of credit instruments by fund managers. Credit spreads widened across sectors and qualities. The conflict in Eastern Europe resulted in impairments to debt instruments tied to both Russia and Ukraine. Even traditionally staid segments of the market, such as short-maturity debt indexes, faced declines. If you held bonds of any maturity or quality, there were few places to hide from negative returns during 2022.

We are proud to report that the sleeve’s performance was not impacted by any defaults or impairments tied to the conflict in Ukraine (or any other event), and the sleeve performed well as credit spreads widened from historically low levels at the start of the year. The sleeve’s duration profile had the largest impact on returns during 2022. The duration was managed near 2.0 years throughout the year, and it impacted the total returns negatively, but relative returns versus market benchmarks positively. The sleeve’s sector and ratings allocation hindered results, as credit positions were initiated, and spreads widened throughout the year. Selection results were slightly negative, as the nontraditional asset-backed securities (ABS) held in the portfolio underperformed their traditional ABS counterparts, while the sleeve experienced positive selection results from its holdings of commercial mortgage-backed securities (CMBS).

With fixed income instruments, what is often bad for past performance is good for future performance, and vice-versa. At the end of 2022, yields on several Treasury maturities were at 15-year highs while there was an abundance of credit opportunities outside of traditional benchmarks. However, we believe that a cautious approach remains warranted. Corporate bond spreads rose from historically low levels in 2022 and remained near their longer-term medians by year-end. Our valuation framework identified 36% of the investment grade corporate bond index and 46% of the high yield corporate bond index that meet our criteria for a new purchase as of 12/31/2022. These levels are down from their 2022 peaks when they were 65% for investment grade and 62% for high yield corporate bond indexes at the end of the third quarter. They remain higher than their levels at year-end 2021, when only 2% of investment grade and 25% of high yield corporate bond indexes met those criteria. Outside of mainstream benchmarks, we are finding an abundance of attractively valued credits. Valuations of nontraditional ABS, single-asset-single-borrower (SASB) CMBS, and bank loans remain broadly attractive, as their spreads widened during the fourth quarter and remain at levels typically seen during recessions. Valuations of corporate bonds that do not meet index inclusion criteria due to their issuance size, structure, or the number of credit ratings assigned continue to offer outsized yields relative to their underlying quality.

Concerns over a recession are prevalent as we start 2023. We believe investors are right to question how credit investments might be impacted during a recession. There are a few observations that give us comfort on how credit can still outperform through an economic slowdown. First, credit tends to perform well through recessions. Various credit indexes performed much better than equity counterparts

82	Litman Gregory Funds Trust

during the past three recessions as defined by the National Bureau of Economic Research. Performance challenges in credit tend to occur before recession hits, similar to what markets observed in 2022. Second, credit spreads increased during 2022, and one cause was surely concern about a looming recession. Credit market valuations suggest there is less complacency in the market, and therefore market participants may already be pricing in the prospect of an economic downturn. Third, we stress test the credits we buy and hold to make sure they can survive the most severe conditions their industries have faced. It is difficult to forecast exactly how a recession might impact individual industries, but our process of stressing to an extreme environment gives us reasonable expectation that credits owned can navigate a difficult economic environment.

As credit valuations became more attractive during the year, we found numerous credit opportunities at attractive valuations that were added to the sleeve. We added corporate bonds issued by property and casualty insurers, business development companies, real estate investment trusts (REITs), and banks, to name a few. We also initiated investments in senior floating rate loans to two technology companies, a midstream energy company, an aircraft engines and parts manufacturer, and three healthcare-related companies. Each credit met our valuation and durability criteria, and we stress-tested each credit to severe conditions before purchase.

We also purchased a variety of attractive credits in structured credit sectors. In the ABS market, we participated in issuances of collateralized loan obligations (CLOs), a collateralized fund obligation, an aircraft equipment ABS, a personal consumer loan ABS, and a recurring revenue ABS. Each investment was selected carefully, and we found they offered compelling valuations, strong fundamentals, and credit enhancements, demonstrated performance through adverse industry scenarios, established track records of performance, and experienced management teams originating and servicing the assets. In the CMBS market, we initiated positions in three floating-rate SASB securitizations that were purchased at compelling valuations relative to their credit quality, have strong fundamentals and credit support, and withstand our severe macroeconomic stress test scenarios.

At the end of the year, the portfolio carried an average duration of 2.2 years that we believe remains conservative and consistent with capital preservation amid a still uncertain path of shorter-term interest rates. The portfolio’s weight to corporate debt instruments stood at 72% at year-end, while the portfolio’s weights to ABS and CMBS were 18% and 6%, respectively. Holdings of reserves were minimal at 3%. The weight to high yield and non-rated credits decreased to 48% from 57% at the start of the year and was comprised primarily of credits in the double- and single-B ratings categories. The portfolio’s yield rose to 9.8% from 4.9% at the start of the year due to higher rates, higher credit spreads, and opportune purchase activity. The portfolio’s average option-adjusted spread (OAS) was +529 basis points over Treasuries that compared favorably versus +130 basis points over Treasuries the Bloomberg U.S. Corporate Index (investment grade) and +469 basis points over Treasuries for the Bloomberg U.S. Corporate High Yield Index.

While rising interest rates and credit spreads have crushed returns this year, they also bring the prospect of appealing returns going forward. The rise in credit spreads reflects, in part, increasing concerns for credit losses. The market implies the Fed’s hawkish actions will push the economy towards a recession that will result in the Fed cutting rates by the end of 2023. It’s difficult to say how much wider credit spreads available are attributable to fundamental concerns, such as recession risk or weakening financial conditions, versus market technical dynamics, such as the pace of bond fund outflows. Our research process sidesteps this dilemma by stressing the durability of the individual credits we buy to survive more challenging economic conditions than even the worst that may be store in coming quarters. We believe in the importance of applying this effort on a bottom-up, bond-by-bond basis to protect our investors while capturing the increasingly attractive valuations offered in the credit markets.

Guggenheim

Helped by lower energy prices, real economic growth looks to have reaccelerated in the fourth quarter. However, our outlook for the U.S. economy remains negative. We expect 2023 will see negative real GDP growth (Q4/Q4), with a high probability of a recession starting by Q3 2023. The Fed is explicitly targeting a weaker labor market, and several leading indicators point to rising unemployment by the middle of the year. Consumption also faces headwinds from dwindling excess savings buffers and a sharply negative wealth shock as financial asset and home prices fall. Business investment is also weakening due to the sharp tightening in financial conditions and more challenging outlook for economic growth. The housing sector is likely to subtract further from GDP as the spike in mortgage rates has cratered demand. Because private sector balance sheets are generally healthy in aggregate and the economy lacks major imbalances, we do not expect a particularly deep recession. But the likelihood of a limited monetary and fiscal policy response means the economic recovery will likely be weak. Moderation in goods prices as supply chains normalize should bring inflation lower over the next several months, and shelter inflation should roll over by mid-2023. Services inflation outside of shelter is the main concern for the Fed, but a softening labor market and cooling wage growth should keep this category contained. Core inflation could fall below 3% by the end of the year.

The end of the Fed hiking cycle is in sight, but there is no rush to cuts rates. Given concerns about the lags of monetary policy, The Fed is eager to downshift the pace of rate hikes. We see the hiking cycle winding down by Q2 2023. The Fed is wary of letting financial conditions ease too far and too fast, which would undo the economic impact of their aggressive rate hikes. Even as they slow the pace of rate hikes and then pause, they will maintain a hawkish rhetoric and try to keep rate hikes on the table. The 1970s experience of premature easing of monetary policy causing inflation to reaccelerate is at the top of the Fed’s mind. They will need overwhelming evidence that inflation has come down and will stay down, which means not only will they need to see several months of cooler inflation readings, they will also need to a see a weaker labor market to ensure wage growth moderates and takes pressure off underlying inflation. Fed communication has

Fund Summary	83

made it clear they are aware of elevated recession risk, but they see the risks of letting inflation expectations become unanchored as far more dangerous. Fed policy is unlikely to pivot to rate cuts as quickly as in the past, even amid rising unemployment. Despite recession risk, major fiscal stimulus is unlikely given inflation concerns. Divided government virtually ensures policy gridlock for the next two years.

What this means for the portfolio, we are turning more defensive, but remaining opportunistic, as the credit cycle reaches an inflection point. The Fed’s continued rate hike campaign should cause the yield curve to invert further in the near term. As the economic cycle rolls over this year, Treasury yields should see a significant decline. Cooling inflation could drive a near-term relief rally in risk assets. Weakening corporate earnings growth and an emerging recession present downside risk to equity returns later this year. Corporate fundamentals remain solid, but investors should remain selective as downgrades and defaults increase in the next 6-12 months. We are finding attractive value in high-quality corporate and structured credit, and are reducing exposure to bank loans. Attractive yields provide an income cushion that could reduce the impact if spreads should widen from here.

Neuberger Berman

Despite another 125bps of tightening from the US Federal Reserve Board of Governors over the fourth quarter, financial markets tried to salvage 2022 with broad gains. However, despite the holiday rebounds, the S&P 500 Index ended 2022 squarely in negative double-digits with a return of -18.1%. To paint the year with a single statistic, 2022 had more +/-8% monthly returns than any year since 1939 (source: Neuberger Berman, Bloomberg). Equity index put-write indices performed as designed and finished the year well ahead of their underlying equity index exposures. Specifically, the Cboe S&P 500 2% OTM PutWrite Index (“PUTY”) declined a modest -1.5% and the Cboe Russell 2000 PutWrite (“PUTR”) fell -6.0%. Fixed income markets suffered a similar fate as equity markets for the year with the Bloomberg US Aggregate Index and the Bloomberg US High Yield Index realizing losses of -13.0% and -11.2%, respectively. Short-term US Treasury index returns weathered the inflation storm with the ICE 3-Month US T-Bill index posting an attractive 1.5% return for the year with 91bps accruing in the fourth quarter. The slightly longer duration ICE 1-3Y US Treasury Index rose 74bps in the quarter but remained in negative territory for the year at -3.7%. This 2022 performance differential was the most notable headwind for our portfolio’s relative performance as passive option strategy indexes generally hold 1- to 3-month US T-Bills as collateral.

On the year, the sleeve’s -3.8% lagged the PutWrite Benchmark (consisting of 40% Cboe S&P 500 PutWrite Index (PUT) and 60% ICE 0-3M US Treasury Bill Index) return of -2.1% but proved to be more resilient than the Bloomberg US High Yield Index’s return of -11.2%. During this period, the S&P 500 PutWrite Strategy fell -4.0% compared to the PUTY return of -1.5%. Meanwhile, the Russell 2000 PutWrite Strategy declined -3.8%, avoiding a significant portion of the -6.0% loss posted by the PUTR.

In general, the sleeve performed in line with expectations for 2022. Yet, unprecedented interest rate increases in 2022 proved to create a modest relative performance challenge versus option strategy indexes. We reduced the duration of the sleeve’s collateral portfolio to approximately one year by the end of 2021, but any duration exposure was a detractor in 2022. For the year, the ICE 1-3 Year US Treasury Index (“ICE 1-3Y UST”) returned -3.7%, marking only the second negative calendar year since 1978; 2021 was the first with a modest -0.6% loss. In sharp contrast, the ICE 0-3 Month US T-Bill Index’s (“ICE 3M USB”) positive 1.5% return resulted in a material relative underperformance for ICE 1-3Y UST Index. Importantly, the 2022 performance dispersion between short-dated US Treasury securities accounts for basically all the sleeve’s underperformance versus option strategy indexes which hold U.S. T-Bills as collateral. The good news is that collateral portfolio losses suffered in 2022 are largely mark-to-market in nature and discounted position prices could accrue back towards par at maturity.

With the annual cycle of financial and economic prognostication upon us, we believe the next decade looks far more challenging than the last as investors face a combination of risks not seen in our careers, if ever. Specifically, in our view, investors face a ‘dirty dozen’: higher interest rates, aging demographics, polarized politics, uncertain inflation, pandemic policies, ESG regulation (social taxation), energy/commodity insecurity, decentralized finance (DeFi), climate disasters, social media (conspiracies), decreasing financial liquidity, and armed conflicts (war has many modern names). Each of these factors will potentially impact global economic outcomes in the coming decade but it’s impossible to handicap what combinations will emerge as the key economic drivers/influences. Regardless, we believe their confluence will lead to an unprecedented equity market volatility landscape characterized by less cyclical implied volatility levels that remain ‘higher for longer’. The Cboe S&P 500 Volatility Index (“VIX”) continues to price higher equity market risk levels and resist returning to below long-term average levels. With increased levels of implied volatility over the course of the year, implied volatility premiums were positive in three out of four quarters and averaged 1.42 for the full period. Lastly, VIX futures markets seem to agree with our expectations that 2023 will experience persistent elevated levels of equity implied volatility.

Strategy Allocations

The fund’s target allocations across the three managers are as follows: 40% each to Brown Brothers Harriman and Guggenheim Investments, and 20% to Neuberger Berman. We use the fund’s daily cash flows to bring each manager’s allocation toward their targeted allocation should differences in shorter-term relative performance cause divergences. We believe the fund remains well-diversified with the ability to be opportunistic across non-traditional credit sectors, particularly within the broad mandates of the fund’s flexible credit managers, BBH and Guggenheim.

84	Litman Gregory Funds Trust

Sub-Advisor Portfolio Composition as of December 31, 2022

Brown Brothers Harriman Credit Value Strategy

ABS	18%
Bank Loans	34%
Corporate Bonds	39%
CMBS	6%
Reserves	3%

Guggenheim Multi-Credit Strategy

ABS	24%
Bank Loans	18%
Corporate Bonds	36%
Non-Agency RMBS	5%
Preferred Stock	3%
CMBS	2%
Other	6%
Cash	6%

Neuberger Berman Option Income Strategy

Equity Index Put Writing	100%

Fund Summary	85

iMGP High Income Alternatives Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	Strategy
Andrew P. Hofer Neil Hohmann Paul Kunz	Brown Brothers Harriman & Co.	40%	Credit Value
Anne Walsh Steven Brown Adam Bloch	Guggenheim Partners Investment Management, LLC	40%	Multi-Credit
Derek Devens Rory Ewing	Neuberger Berman Investment Advisers LLC	20%	Option Income

iMGP High Income Alternatives Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP High Income Alternatives Fund from August 31, 2018 to December 31, 2022 compared with the ICE BofA US High Yield Index, Morningstar Nontraditional Bond Category and Bloomberg US Agg Bond Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

86	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022

Shares		Value

COMMON STOCKS: 0.0%

Consumer Staples: 0.0%
648	Moran Foods LLC*	$365

TOTAL COMMON STOCKS (Cost $0)		365

PREFERRED STOCKS: 3.1%

Financials: 3.1%
	American Financial Group, Inc.
1,789	4.500%, 09/15/2060	33,258
	Assurant, Inc.
2,000	5.250%, 01/15/2061	40,380
	Bank of America Corp.
1,575	4.375%, 11/03/2025(a)	27,641
	Bank of America Corp.
1,500	4.125%, 02/02/2026(a)	25,050
	CNO Financial Group, Inc.
2,000	5.125%, 11/25/2060	33,820
	Eagle Point Credit Co., Inc.
32,000	5.375%, 01/31/2029	682,880
	Equitable Holdings, Inc.
2,800	4.300%, 03/15/2026(a)	49,532
	Federal Agricultural Mortgage Corp.
2,000	5.750%, 07/17/2025(a)	43,130
	First Eagle Alternative Capital BDC, Inc.
26,600	5.000%, 05/25/2026	613,396
	First Republic Bank - Series L
2,125	4.125%, 10/30/2025(a)	34,000
	First Republic Bank - Series K
7,825	4.250%, 03/30/2026(a)	128,565
	First Republic Bank - Series N
775	4.500%, 12/31/2026(a)	13,376
	Oxford Lane Capital Corp.
23,400	5.000%, 01/31/2027	518,310
	PartnerRe Ltd.
1,158	4.875%, 03/15/2026(a)	21,794
	Prudential Financial, Inc.
1,300	4.125%, 09/01/2060	23,595
	Reinsurance Group of America, Inc.
4,000	7.125%, 10/15/2052(b)	103,620
	Selective Insurance Group, Inc.
2,000	4.600%, 12/15/2025(a)	33,500
	Trinity Capital, Inc.
17,000	7.000%, 01/16/2025	426,912
	W R Berkley Corp.
755	4.250%, 09/30/2060	13,983
	W R Berkley Corp.
5,619	4.125%, 03/30/2061	99,625
	Wells Fargo & Co.
6,000	4.700%, 12/15/2025(a)	110,340

TOTAL PREFERRED STOCKS (Cost $3,616,431)		3,076,707

CLOSED-END FUNDS: 0.4%
3,065	Ares Dynamic Credit Allocation Fund, Inc.	35,523
10,740	BlackRock Corporate High Yield Fund, Inc.	93,868
7,504	BlackRock Credit Allocation Income Trust	75,790
2,922	BlackRock Debt Strategies Fund, Inc.	26,882

Shares		Value
7,753	Blackstone Strategic Credit Fund	$82,027
4,076	Eaton Vance Ltd. Duration Income Fund	38,274
6,537	Western Asset High Income Opportunity Fund, Inc.	25,821

TOTAL CLOSED-END FUNDS (Cost $390,300)		378,185

Principal Amount^

ASSET-BACKED SECURITIES: 16.4%
	AASET Trust
$220,258	Series 2019-2-B 4.458%, 10/16/2039(c)	75,720
138,939	Series 2020-1A-B 4.335%, 01/16/2040(c)	61,259
	AASET US Ltd.
147,189	Series 2018-2A-A 4.454%, 11/18/2038(c)	116,998
	ABPCI Direct Lending Fund ABS I Ltd.
120,000	Series 2020-1A-B 4.935%, 12/20/2030(c)	109,714
	ABPCI Direct Lending Fund CLO I LLC
250,000	Series 2017-1A-DR 8.743%, 04/20/2032(c)(d) 3 mo. USD LIBOR + 4.500%	224,673
	ABPCI Direct Lending Fund IX LLC
500,000	Series 2020-9A-BR 6.858%, 11/18/2031(c)(d) 3 mo. USD LIBOR + 2.500%	446,261
	Adams Outdoor Advertising L.P.
347,293	Series 2018-1-A 4.810%, 11/15/2048(c)	329,982
	Anchorage Credit Funding 4 Ltd.
250,000	Series 2016-4A-CR 3.523%, 04/27/2039(c)	203,139
	Applebee’s Funding LLC / IHOP Funding LLC
247,500	Series 2019-1A-A2I 4.194%, 06/05/2049(c)	243,968
99,000	Series 2019-1A-A2II 4.723%, 06/05/2049(c)	90,500
	Ares Finance Co. II LLC
500,000	0.000%, 10/15/2036(b)	477,000
	Atlas Senior Loan Fund Ltd.
350,000	Series 2018-9A-C 6.043%, 04/20/2028(c)(d) 3 mo. USD LIBOR + 1.800%	335,470
	Business Jet Securities LLC
68,374	Series 2020-1A-B 3.967%, 11/15/2035(c)	60,914
329,167	Series 2022-1A-B 5.192%, 06/15/2037(c)	298,164
	CARS-DB4 L.P.
220,000	Series 2020-1A-B1 4.170%, 02/15/2050(c)	201,114
100,000	Series 2020-1A-B3 4.950%, 02/15/2050(c)	80,738
	Castlelake Aircraft Securitization Trust
87,194	Series 2018-1-A 4.125%, 06/15/2043(c)	76,553
	Castlelake Aircraft Structured Trust
181,323	Series 2021-1A-B 6.656%, 01/15/2046(c)	141,439

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	87

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	CHCP Ltd.
$ 100,000	Series 2021-FL1-D 7.440%, 02/15/2038(c)(d) TSFR1M + 3.114%	$93,474
	CIFC Funding II Ltd.
250,000	Series 2017-2A-DR 7.343%, 04/20/2030(c)(d) 3 mo. USD LIBOR + 3.100%	229,379
	Digital Brige Issuer LLC
350,000	Series 2021-1A-A2 3.933%, 09/25/2051(c)	298,781
	Dryden Senior Loan Fund
300,000	Series 2021-87A-SUB 0.000%, 05/20/2034(b)(c)	214,870
	Elm Trust
110,000	Series 2020-4A-B 3.866%, 10/20/2029(c)	99,129
	Falcon Aerospace Ltd.
245,854	Series 2017-1-B 6.300%, 02/15/2042(c)	213,447
	First Franklin Mortgage Loan Trust
447,362	Series 2006-FF16-2A4 4.809%, 12/25/2036(d) 1 mo. USD LIBOR + 0.420%	195,765
	FirstKey Homes Trust
150,000	Series 2020-SFR2-G1 4.000%, 10/19/2037(c)	131,664
100,000	Series 2020-SFR2-G2 4.500%, 10/19/2037(c)	88,747
	Firstkey Revolving Trust
150,000	0.000%, 11/30/2058(b)	143,982
	Five Guys Funding LLC
148,125	Series 2017-1A-A2 4.600%, 07/25/2047(c)	139,108
	Fortress Credit Opportunities IX CLO Ltd.
250,000	Series 2017-9A-A2TR 5.879%, 10/15/2033(c)(d) 3 mo. USD LIBOR + 1.800%	236,027
	FS Rialto Issuer LLC
100,000	Series 2022-FL5-C 8.246%, 06/19/2037(c)(d) TSFR1M + 3.921%	94,584
100,000	Series 2022-FL6-C 8.555%, 08/17/2037(c)(d) TSFR1M + 4.230%	99,663
	GAIA Aviation Ltd.
145,851	Series 2019-1-A 3.967%, 12/15/2044(c)(e)	121,019
	GoldentTree Loan Management US CLO 1 Ltd.
250,000	Series 2021-9A-D 7.143%, 01/20/2033(c)(d) 3 mo. USD LIBOR + 2.900%	227,256
	Golub Capital Partners ABS Funding Ltd.
150,000	Series 2020-1A-B 4.496%, 01/22/2029(c)	134,277
	Hotwire Funding LLC
750,000	Series 2021-1-C 4.459%, 11/20/2051(c)	614,188

Principal Amount^		Value
	IP Lending II Ltd.
$ 100,000	Series 2021-2A-SNR 3.650%, 07/15/2025(c)	$95,500
	Jersey Mike’s Funding
99,500	Series 2021-1A-A2I 2.891%, 02/15/2052(c)	84,119
	JOL Air Ltd.
185,703	Series 2019-1-A 3.967%, 04/15/2044(c)	152,097
	KDAC Aviation Finance Ltd.
154,229	Series 2017-1A-A 4.212%, 12/15/2042(c)	118,759
	LCCM Trust
150,000	Series 2021-FL3-C 6.918%, 11/15/2038(c)(d) 1 mo. USD LIBOR + 2.600%	140,043
	LCM 35 Ltd.
520,000	Series 35A-SUB 0.000%, 10/15/2034(b)(c)	409,001
	LCM 37 Ltd.
300,000	Series 37A-SUB 0.000%, 04/15/2034(b)(c)	200,630
	LCM 39 Ltd.
250,000	Series 39A-E 12.755%, 10/15/2034(c)(d) TSFR3M + 8.830%	240,810
	LoanCore Issuer Ltd.
200,000	Series 2022-CRE7-D 6.908%, 01/17/2037(c)(d) SOFR 30-day + 3.100%	186,688
	LoanCore Issuer Ltd.
100,000	Series 2021-CRE5-D 7.318%, 07/15/2036(c)(d) 1 mo. USD LIBOR + 3.000%	88,494
100,000	Series 2021-CRE6-D 7.168%, 11/15/2038(c)(d) 1 mo. USD LIBOR + 2.850%	92,517
	Madison Park Funding XLVIII Ltd.
250,000	Series 2021-48A-D 7.227%, 04/19/2033(c)(d) 3 mo. USD LIBOR + 3.000%	235,205
	Marathon CLO V Ltd.
250,000	Series 2013-5A-BR 6.525%, 11/21/2027(c)(d) 3 mo. USD LIBOR + 1.850%	243,121
	MCA Fund Holding LLC
185,417	Series 2020-1-B 4.247%, 11/15/2035(c)	176,108
	MF1 LLC
250,000	Series 2022-FL10-C 8.804%, 09/17/2037(c)(d) TSFR1M + 4.483%	244,418
	MidOcean Credit CLO VII
500,000	Series 2017-7A-CR 6.279%, 07/15/2029(c)(d) 3 mo. USD LIBOR + 2.200%	466,986
	Monroe Capital ABS Funding Ltd.
180,000	Series 2021-1A-A2 2.815%, 04/22/2031(c)	162,972
	Monroe Capital Income Plus ABS Funding LLC
140,000	Series 2022-1A-B 5.150%, 04/30/2032(c)	123,151

The accompanying notes are an integral part of these financial statements.

88	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

ASSET-BACKED SECURITIES (CONTINUED)
	Morgan Stanley ABS Capital I, Inc. Trust
$ 274,261	Series 2006-HE8-A2D 4.609%, 10/25/2036(d) 1 mo. USD LIBOR + 0.220%	$131,726
354,114	Series 2007-HE4-A2C 4.619%, 02/25/2037(d) 1 mo. USD LIBOR + 0.230%	119,962
	Morgan Stanley IXIS Real Estate Capital Trust
352,316	Series 2006-2-A4 4.609%, 11/25/2036(d) 1 mo. USD LIBOR + 0.220%	123,179
	Nassau CFO LLC
150,593	Series 2019-1-A 3.980%, 08/15/2034(c)	144,001
	Neuberger Berman Loan Advisers CLO 44 Ltd.
250,000	Series 2021-44A-SUB 0.000%, 10/16/2034(b)(c)	215,238
	Newtek Small Business Loan Trust
76,274	Series 2018-1-A 6.950%, 02/25/2044(c)(d) 1 mo. PRIME - 0.550%	75,051
34,670	Series 2018-1-B 8.250%, 02/25/2044(c)(d) 1 mo. PRIME + 0.750%	34,262
	Northwoods Capital 20 Ltd.
250,000	Series 2019-20A-DR 8.628%, 01/25/2032(c)(d) 3 mo. USD LIBOR + 4.270%	215,454
	Northwoods Capital 22 Ltd.
250,000	Series 2020-22A ER 12.594%, 09/01/2031(c)(d) TSFR3M + 8.190%	216,279
	Oportun Issuance Trust
350,000	Series 2022-A-B 5.250%, 06/09/2031(c)	319,674
	Oxford Finance Funding LLC
204,611	Series 2020-1A-B 4.037%, 02/15/2028(c)	200,218
	Palmer Square Loan Funding Ltd.
250,000	Series 2021-1A-C 7.143%, 04/20/2029(c)(d) 3 mo. USD LIBOR + 2.900%	242,532
200,000	Series 2021-2A-SUB 0.000%, 05/20/2029(b)(c)	114,959
250,000	Series 2021-3A-C 6.743%, 07/20/2029(c)(d) 3 mo. USD LIBOR + 2.500%	232,581
200,000	Series 2021-3A-SUB 0.000%, 07/20/2029(b)(c)	131,727
	PennantPark CLO II Ltd.
250,000	Series 2020-2A-D 10.579%, 01/15/2032(c)(d) 3 mo. USD LIBOR + 6.500%	228,455
	Raspro Trust
492,471	Series 2022-1-A 0.000%, 03/23/2024(c)	486,733
	ReadyCap Lending Small Business Loan Trust
82,322	Series 2019-2-A 7.000%, 12/27/2044(c)(d) 1 mo. PRIME - 0.500%	78,192

Principal Amount^		Value
	Republic Finance Issuance Trust
$ 240,000	Series 2020-A-B 3.540%, 11/20/2030(c)	$219,948
	Saganaw Insurance Receivables LLC
2,698	Series 2019-1A-A 5.125%, 12/01/2023(c)	2,698
	Sapphire Aviation Finance I Ltd.
121,936	Series 2018-1A-A 4.250%, 03/15/2040(c)	94,751
	Sapphire Aviation Finance II Ltd.
233,783	Series 2020-1A-B 4.335%, 03/15/2040(c)	142,729
	Secured Tenant Site Contract Revenue Notes
113,772	Series 2018-1A-C 3.970%, 06/15/2048(c)	112,604
	SERVPRO Master Issuer LLC
97,000	Series 2019-1A-A2 3.882%, 10/25/2049(c)	86,299
	Sonic Capital LLC
48,833	Series 2020-1A-A2II 4.336%, 01/20/2050(c)	41,549
	Sprite Ltd.
225,380	Series 2021-1-A 3.750%, 11/15/2046(c)	195,703
	Start Ltd.
134,264	Series 2018-1-A 4.089%, 05/15/2043(c)	107,556
	STWD Ltd.
100,000	Series 2022-FL3-D 6.557%, 11/15/2038(c)(d) SOFR 30-day + 2.750%	93,490
	Sunbird Engine Finance LLC
185,505	Series 2020-1A-B 4.703%, 02/15/2045(c)	140,016
	Symphony CLO XXXI Ltd.
650,000	Series 2022-31A-SUB 0.000%, 04/22/2035(b)(c)	485,054
	Thrust Engine Leasing DAC
416,834	Series 2021-1A-B 6.121%, 07/15/2040(c)	295,648
	Vault DI Issuer LLC
250,000	Series 2021-1A-A2 2.804%, 07/15/2046(c)	212,682
	VB-S1 Issuer LLC
250,000	Series 2022-1A-F 5.268%, 02/15/2052(c)	209,107
	VCP RRL ABS I Ltd.
70,924	Series 2021-1A-C 5.425%, 10/20/2031(c)	65,734
	Venture XIII CLO Ltd.
250,000	Series 2013-13A-SUB 0.000%, 09/10/2029(b)(c)	30,000
	Wingstop Funding LLC
99,750	Series 2022-1A-A2 3.734%, 03/05/2052(c)	86,078

TOTAL ASSET-BACKED SECURITIES (Cost $18,593,163)		16,341,454

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	89

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

BANK LOANS: 23.8%
	Accuride Corp.
$ 43,992	9.980%, 11/17/2023(d) 3 mo. LIBOR + 5.250%	$37,489
	AHP Health Partners, Inc.
560,880	7.884%, 08/24/2028(d) 1 mo. LIBOR + 3.500%	552,293
	Air Canada
731,325	8.130%, 08/11/2028(d) 3 mo. LIBOR + 3.500%	725,039
	AL NGPL Holdings LLC
309,428	7.534%, 04/14/2028(d) 3 mo. LIBOR + 3.750%	306,256
	Allen Media LLC
515,341	10.230%, 02/10/2027(d) 3 mo. LIBOR + 5.500%	424,353
	AllSpring Buyer LLC
660,333	7.750%, 11/01/2028(d) 3 mo. LIBOR + 3.000%	652,574
154,613	8.330%, 11/01/2028(d) 3 mo. SOFR + 3.750%	153,163
	American Airlines, Inc.
700,000	8.993%, 04/20/2028(d) 3 mo. LIBOR + 4.750%	698,141
	American Rock Salt Co. LLC
98,500	8.380%, 06/09/2028(d) 1 mo. LIBOR + 4.000%	92,959
	API Technologies Corp.
96,500	8.980%, 05/09/2026(d) 3 mo. LIBOR + 4.250%	76,959
	Apttus Corp.
35,572	8.665%, 05/08/2028(d) 3 mo. LIBOR + 4.250%	33,438
	Arcline FM Holdings LLC
98,750	9.480%, 06/23/2028(d) 3 mo. LIBOR + 4.750%	94,141
	Arctic Glacier U.S.A., Inc.
100,000	8.230%, 03/20/2024(d) 3 mo. LIBOR + 3.500%	88,920
	Aston FinCo S.A.R.L.
97,250	8.634%, 10/09/2026(d) 1 mo. LIBOR + 4.250%	83,149
	AthenaHealth, Inc.
61,593	0.000%, 02/15/2029(f)	55,764
15,399	7.821%, 02/15/2029(d) 3 mo. SOFR + 3.500%	13,941
361,589	7.821%, 02/15/2029(d) 1 mo. SOFR + 3.500%	327,368
	Atlas CC Acquisition Corp.
16,030	8.985%, 05/25/2028(d) 3 mo. LIBOR + 4.250%	13,574
3,261	8.985%, 05/25/2028(d) 3 mo. LIBOR + 4.250%	2,761
	Avalara, Inc.
136,364	11.830%, 10/19/2028(d) 3 mo. SOFR + 7.250%	132,955
	Bausch Health Cos., Inc.
102,375	9.667%, 02/01/2027(d) 1 mo. SOFR + 5.250%	78,232

Principal Amount^		Value
	BCP Renaissance Parent LLC
$ 599,577	7.884%, 10/31/2024(d) 1 mo. LIBOR + 3.500%	$595,332
605,788	0.000%, 10/31/2026(f)	601,135
	BCPE Empire Holdings, Inc.
99,000	8.384%, 06/11/2026(d) 1 mo. LIBOR + 4.000%	96,711
	Blue Ribbon LLC
237,981	10.120%, 05/08/2028(d) 1 mo. LIBOR + 6.000%	179,378
	Camin Cargo Control, Inc.
95,110	10.884%, 06/04/2026(d) 1 mo. LIBOR + 6.500%	91,781
	Capstone Acquisition Holdings, Inc.
98,246	9.134%, 11/12/2027(d) 1 mo. LIBOR + 4.750%	94,561
	CCRR Parent, Inc.
98,250	8.140%, 03/06/2028(d) 1 mo. LIBOR + 3.750%	93,747
	CDK Global, Inc.
620,000	9.080%, 07/06/2029(d) 3 mo. SOFR + 4.500%	615,455
	Cengage Learning, Inc.
46,281	7.814%, 07/14/2026(d) 6 mo. LIBOR + 4.750%	41,733
	Chef’s Warehouse Leasing Co. LLC (The)
99,750	9.173%, 08/23/2029(d) 1 mo. SOFR + 4.750%	99,127
	Clarios Global L.P.
1,243,764	7.634%, 04/30/2026(d) 1 mo. LIBOR + 3.250%	1,223,037
	Claros Mortgage Trust, Inc.
99,000	8.917%, 08/09/2026(d) 1 mo. SOFR + 4.500%	98,134
	Comet Acquisition, Inc.
96,000	7.980%, 10/24/2025(d) 3 mo. LIBOR + 3.250%	93,300
	Congruex Group LLC
68,598	10.311%, 05/03/2029(d) 3 mo. SOFR + 5.750%	66,883
	Connect Finco S.A.R.L.
510,808	7.890%, 12/11/2026(d) 1 mo. LIBOR + 3.500%	505,966
	CP Atlas Buyer, Inc.
66,105	7.884%, 11/23/2027(d) 1 mo. LIBOR + 3.500%	58,147
	CPM Holdings, Inc.
95,999	7.620%, 11/17/2025(d) 1 mo. LIBOR + 3.500%	94,559
	Cross Financial Corp.
70,426	8.438%, 09/15/2027(d) 1 mo. LIBOR + 4.000%	69,487
	Deerfield Dakota Holding LLC
32,758	8.073%, 04/09/2027(d) 1 mo. SOFR + 3.750%	30,675
	Del Monte Foods, Inc.
53,128	8.671%, 05/16/2029(d) 1 mo. SOFR + 4.250%	51,683
	Denali Water Solutions
61,001	8.980%, 03/27/2028(d) 3 mo. LIBOR + 4.250%	51,851

The accompanying notes are an integral part of these financial statements.

90	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	DG Investment Intermediate Holdings 2, Inc.
$23,576	8.073%, 03/31/2028(d) 1 mo. LIBOR + 3.750%	$22,604
	Dhanani Group, Inc.
99,091	10.436%, 07/20/2025(d) 1 mo. SOFR + 6.000%	96,614
	DXP Enterprises, Inc.
96,897	9.955%, 12/16/2027(d) 6 mo. LIBOR + 5.250%	92,900
	Eastern Power LLC
363,049	8.480%, 10/02/2025(d) 3 mo. LIBOR + 3.750%	324,903
	Eisner Advisory Group LLC
29,464	9.688%, 07/28/2028(d) 1 mo. SOFR + 5.250%	27,991
	EyeCare Partners LLC
97,404	8.480%, 02/18/2027(d) 3 mo. LIBOR + 3.750%	79,222
	Fertitta Entertainment LLC
21,914	8.323%, 01/27/2029(d) 1 mo. SOFR + 4.000%	20,878
	First Brands Group LLC
247,114	8.368%, 03/30/2027(d) 3 mo. SOFR + 5.000%	235,129
	Firstdigital Communications LLC
50,000	8.688%, 12/17/2026(d) 1 mo. LIBOR + 4.250%	48,814
	Florida Food Products LLC
99,250	9.384%, 10/18/2028(d) 1 mo. LIBOR + 5.000%	91,310
	FR Refuel LLC
89,444	9.195%, 11/08/2028(d) 3 mo. SOFR + 4.500%	86,090
	GEON Performance Solutions LLC
355,500	9.230%, 08/18/2028(d) 3 mo. LIBOR + 4.500%	346,612
	Gibson Brands, Inc.
99,000	9.125%, 08/11/2028(d) 3 mo. LIBOR + 5.000%	73,260
	GIP II Blue Holding, L.P
299,864	9.230%, 09/29/2028(d) 3 mo. LIBOR + 4.500%	297,771
	Global Medical Response, Inc.
256,656	8.634%, 03/14/2025(d) 1 mo. LIBOR + 4.250%	183,402
	Gloves Buyer, Inc.
197,000	8.384%, 12/29/2027(d) 1 mo. LIBOR + 4.000%	181,240
	GT Polaris, Inc.
98,004	8.165%, 09/24/2027(d) 3 mo. LIBOR + 3.750%	89,551
	Hamilton Projects Acquiror LLC
43,988	9.230%, 06/17/2027(d) 3 mo. LIBOR + 4.500%	43,356
	Help At Home, Inc.
4,971	9.430%, 10/29/2027(d) 1 mo. SOFR + 5.000%	4,754
148,875	9.430%, 10/29/2027(d) 1 mo. SOFR + 5.000%	142,362

Principal Amount^		Value
$ 49,924	9.430%, 10/29/2027(d) 1 mo. SOFR + 5.000%	$47,740
	Higginbotham Insurance Agency, Inc.
19,919	9.634%, 11/25/2026(d) 1 mo. LIBOR + 5.250%	19,340
98,569	9.634%, 11/25/2026(d) 1 mo. LIBOR + 5.250%	95,701
	HighTower Holdings LLC
98,750	8.278%, 04/21/2028(d) 3 mo. LIBOR + 4.000%	90,932
	Holding Socotec SAS
99,000	8.730%, 06/30/2028(d) 3 mo. LIBOR + 4.000%	93,596
	Illuminate Buyer LLC
12,690	7.884%, 06/30/2027(d) 1 mo. LIBOR + 3.500%	12,182
	Ilpea Parent, Inc.
776,945	8.890%, 06/22/2028(d) 1 mo. LIBOR + 4.500%	739,069
	Imagefirst Holdings LLC
75,141	9.230%, 04/27/2028(d) 3 mo. LIBOR + 4.500%	71,196
	Imprivata, Inc.
248,750	8.573%, 12/01/2027(d) 1 mo. SOFR + 4.250%	240,589
	Jazz Financing Lux S.A.R.L.
448,554	7.884%, 05/05/2028(d) 1 mo. LIBOR + 3.500%	445,295
	Jones DesLauriers Insurance Management, Inc.
98,995 (CAD)	8.813%, 03/26/2028(d) 3 mo. CDOR + 4.250%	68,759
	Kronos Acquisition Holdings, Inc.
16,496	8.485%, 12/22/2026(d) 3 mo. LIBOR + 3.750%	15,737
	Laseraway Intermediate Holdings II LLC
92,606	9.761%, 10/14/2027(d) 3 mo. LIBOR + 5.750%	90,986
	LendingTree, Inc.
557,200	8.140%, 09/15/2028(d) 1 mo. LIBOR + 3.750%	499,390
	LTI Holdings, Inc.
194,973	7.884%, 09/06/2025(d) 1 mo. LIBOR + 3.500%	187,112
	Mavis Tire Express Services Corp.
56,692	8.500%, 05/04/2028(d) 1 mo. SOFR + 4.000%	54,232
	MB2 Dental Solutions LLC
108,708	10.423%, 01/29/2027(d) 1 mo. SOFR + 6.000%	106,758
79,308	10.423%, 01/29/2027(d) 1 mo. LIBOR + 6.000%, 1 mo. SOFR + 6.150%	78,516
	Medline Borrower, L.P.
406,925	7.634%, 10/23/2028(d) 1 mo. LIBOR + 3.250%	387,435
	Midcap Financial Holdings Trust
250,000	6.686%, 11/22/2028(d) 1 mo. LIBOR + 3.500%	250,135
	Midwest Veterinary Partners LLC
98,750	8.384%, 04/27/2028(d) 1 mo. LIBOR + 4.000%	89,369

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	91

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Mileage Plus Holdings LLC
$ 90,000	9.996%, 06/21/2027(d) 3 mo. LIBOR + 5.250%	$92,734
	MIP V Waste Holdings LLC
397,000	7.634%, 12/08/2028(d) 1 mo. LIBOR + 3.250%	392,699
	Moran Foods LLC
11,705	11.730%, 04/01/2024(d) 3 mo. LIBOR + 7.000%	9,671
15,385	15.480%, 10/01/2024(d) 3 mo. LIBOR + 10.750%	9,385
	MPH Acquisition Holdings LLC
1,100,500	8.985%, 09/01/2028(d) 3 mo. LIBOR + 4.250%	945,054
	National Mentor Holdings, Inc.
93,901	8.140%-8.480%, 03/02/2028(d) 1 mo. LIBOR + 3.750%, 3 mo. LIBOR + 3.750%	66,148
	NFM & J, L.P.
41,141	10.108%-10.519%, 11/30/2027(d) 1 mo. LIBOR + 5.750%, 3 mo. LIBOR + 5.750%	40,189
49,216	10.134%, 11/30/2027(d) 1 mo. LIBOR + 5.750%	48,077
	NorthRiver Midstream Finance L.P.
574,740	6.924%, 10/01/2025(d) 3 mo. LIBOR + 3.250%	571,507
	Organon & Co.
507,304	7.750%, 06/02/2028(d) 3 mo. LIBOR + 3.000%	503,636
	Pacific Bells LLC
93,248	9.342%, 11/10/2028(d) 1 mo. LIBOR + 4.500%	87,886
	Packers Holdings LLC
98,274	7.542%, 03/09/2028(d) 3 mo. LIBOR + 3.250%	86,482
	PAI Holdco, Inc.
41,730	8.165%, 10/28/2027(d) 3 mo. LIBOR + 3.750%	37,009
	Pelican Products, Inc.
92,982	8.420%-8.980%, 12/29/2028(d) 6 mo. LIBOR + 4.250%	84,149
	Peraton Corp.
43,493	8.134%, 02/01/2028(d) 1 mo. LIBOR + 3.750%	42,551
	PetVet Care Centers LLC
195,949	7.884%, 02/14/2025(d) 1 mo. LIBOR + 3.500%	184,761
	Planview Parent, Inc.
91,020	8.730%, 12/17/2027(d) 3 mo. LIBOR + 4.000%	85,006
	Playpower, Inc.
89,356	12.000%, 05/08/2026(d) 3 mo. LIBOR + 4.500%	68,581
	PRA Health Sciences, Inc.
16,022	7.000%, 07/03/2028(d) 3 mo. LIBOR + 2.250%	15,994
	Propulsion (BC) Finco S.A.R.L.
480,000	8.580%, 09/14/2029(d) 3 mo. SOFR + 4.000%	468,000

Principal Amount^		Value
	Quirch Foods Holdings LLC
$ 296,481	8.989%, 10/27/2027(d) 1 mo. SOFR + 4.500%	$271,280
	Resonetics LLC
20,144	8.415%, 04/28/2028(d) 3 mo. LIBOR + 4.000%	19,238
	Restaurant Technologies, Inc.
198,543	8.830%, 04/02/2029(d) 3 mo. SOFR + 4.250%	195,416
	ScribeAmerica Intermediate Holdco LLC
46,595	8.884%, 04/03/2025(d) 1 mo. LIBOR + 4.500%	32,980
	Service Logic Acquisition, Inc.
1,299	0.000%, 10/29/2027(f)	1,234
985	4.750%-7.754%, 10/29/2027(d) 1 mo. LIBOR + 4.000%, 2 mo. LIBOR + 4.000%	936
33,557	6.806%-8.415%, 10/29/2027(d) 3 mo. LIBOR + 4.000%	31,879
	Sitecore Holding III A/S
110,851	11.752%, 09/01/2028(d) 3 mo. LIBOR + 7.000%	109,790
	Solis IV BV
99,500	7.859%, 02/26/2029(d) 3 mo. SOFR + 3.500%	88,049
	Southern Veterinary Partners LLC
82,464	8.384%, 10/05/2027(d) 1 mo. LIBOR + 4.000%	79,200
	SP PF Buyer LLC
146,947	8.884%, 12/22/2025(d) 1 mo. LIBOR + 4.500%	98,362
	Sweetwater Borrower LLC
96,040	8.688%, 08/07/2028(d) 1 mo. LIBOR + 4.250%	89,317
	Syndigo LLC
135,641	8.839%, 12/15/2027(d) 1 mo. LIBOR + 4.500%	123,094
	System One Holdings LLC
1,508,600	8.730%, 03/02/2028(d) 3 mo. SOFR + 4.000%	1,455,807
	Teneo Holdings LLC
39,419	9.550%, 07/11/2025(d) 1 mo. SOFR + 5.250%	38,039
	Trans Union LLC
50,000	0.000%, 12/03/2029(f)	50,031
	TVC Albany, Inc.
95,750	7.880%, 07/23/2025(d) 1 mo. LIBOR + 3.500%	88,823
	UGI Energy Services LLC
231,600	7.884%, 08/13/2026(d) 1 mo. LIBOR + 3.500%	231,145
	United Airlines, Inc.
643,538	8.108%, 04/21/2028(d) 3 mo. LIBOR + 3.750%	637,237
	Venture Global Calcasieu Pass LLC
42,090	7.009%, 08/19/2026(d) 1 mo. LIBOR + 2.625%	42,195
	Verscend Holding Corp.
193,913	8.384%, 08/27/2025(d) 1 mo. LIBOR + 4.000%	193,064

The accompanying notes are an integral part of these financial statements.

92	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

BANK LOANS (CONTINUED)
	Weber-Stephen Products LLC
$ 99,250	8.673%, 10/30/2027(d) 1 mo. SOFR + 4.250%	$85,355
	Women’s Care Enterprises LLC
193,804	7.871%, 01/15/2028(d) 3 mo. LIBOR + 4.500%	182,177
	Xplornet Communications, Inc.
98,750	8.384%, 10/02/2028(d) 1 mo. LIBOR + 4.000%	77,642
	Yak Access LLC
100,000	16.500%, 07/10/2026(d) 3 mo. PRIME + 9.000%	12,834
	Zep, Inc.
21,573	8.580%, 08/12/2024(d) 3 mo. LIBOR + 4.000%	18,812

TOTAL BANK LOANS (Cost $25,048,737)		23,762,438

CONVERTIBLE BONDS: 0.1%

Communications: 0.0%
	Cable One, Inc.
50,000	0.000%, 03/15/2026(g)	39,525

Consumer, Non-cyclical: 0.1%
	Block, Inc.
90,000	0.000%, 05/01/2026(g)	73,305

TOTAL CONVERTIBLE BONDS (Cost $119,368)		112,830

CORPORATE BONDS: 32.5%

Basic Materials: 1.3%
	Alcoa Nederland Holding B.V.
200,000	5.500%, 12/15/2027(c)	192,833
	Carpenter Technology Corp.
150,000	7.625%, 03/15/2030	150,574
	Clearwater Paper Corp.
37,000	4.750%, 08/15/2028(c)	32,726
	Compass Minerals International, Inc.
100,000	6.750%, 12/01/2027(c)	96,155
	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
80,000	9.000%, 07/01/2028(c)	67,108
	INEOS Quattro Finance 2 Plc
200,000	3.375%, 01/15/2026(c)	183,999
	Ingevity Corp.
150,000	3.875%, 11/01/2028(c)	128,916
	Kaiser Aluminum Corp.
100,000	4.500%, 06/01/2031(c)	80,505
	Minerals Technologies, Inc.
65,000	5.000%, 07/01/2028(c)	58,004
	SK Invictus Intermediate II S.A.R.L.
100,000	5.000%, 10/30/2029(c)	82,130
	Valvoline, Inc.
100,000	3.625%, 06/15/2031(c)	82,183
	WR Grace Holdings LLC
100,000	4.875%, 06/15/2027(c)	88,738

		1,243,871

Principal Amount^		Value

Communications: 2.2%
	Altice France S.A.
$ 200,000	5.500%, 10/15/2029(c)	$152,863
	AMC Networks, Inc.
150,000	4.250%, 02/15/2029	93,685
	British Telecommunications Plc
200,000	4.875%, 11/23/2081(b)(c) 5 year CMT + 3.493%	157,621
	CCO Holdings LLC / CCO Holdings Capital Corp.
85,000	4.250%, 02/01/2031(c)	68,374
70,000	4.500%, 06/01/2033(c)	53,847
	Cogent Communications Group, Inc.
150,000	7.000%, 06/15/2027(c)	147,177
	LCPR Senior Secured Financing DAC
50,000	6.750%, 10/15/2027(c)	46,866
200,000	5.125%, 07/15/2029(c)	165,976
	Level 3 Financing, Inc.
246,000	4.250%, 07/01/2028(c)	194,335
	Match Group Holdings II LLC
50,000	4.625%, 06/01/2028(c)	44,662
	McGraw-Hill Education, Inc.
100,000	5.750%, 08/01/2028(c)	84,184
150,000	8.000%, 08/01/2029(c)	124,240
	Paramount Global
60,000	4.950%, 05/19/2050	44,165
	Radiate Holdco LLC / Radiate Finance, Inc.
150,000	4.500%, 09/15/2026(c)	110,442
	Rogers Communications, Inc.
50,000	4.550%, 03/15/2052(c)	39,021
	UPC Broadband Finco B.V.
200,000	4.875%, 07/15/2031(c)	168,403
	Virgin Media Finance Plc
100,000	5.000%, 07/15/2030(c)	80,281
	Virgin Media Vendor Financing Notes IV DAC
200,000	5.000%, 07/15/2028(c)	175,234
	Vodafone Group Plc
100,000	5.125%, 06/04/2081(b) 5 year CMT + 3.073%	72,979
	VZ Secured Financing B.V.
200,000	5.000%, 01/15/2032(c)	162,886

		2,187,241

Consumer, Cyclical: 2.5%
	1011778 BC ULC / New Red Finance, Inc.
79,000	4.000%, 10/15/2030(c)	64,088
	Air Canada
100,000 (CAD)	4.625%, 08/15/2029(c)	64,762
	Air Canada Pass Through Trust
18,715	Series 2020-2-A 5.250%, 10/01/2030(c)	17,730
	Asbury Automotive Group, Inc.
44,000	4.625%, 11/15/2029(c)	37,128
	Beacon Roofing Supply, Inc.
19,000	4.125%, 05/15/2029(c)	15,813
	Boyne USA, Inc.
100,000	4.750%, 05/15/2029(c)	88,632
	CD&R Smokey Buyer, Inc.
100,000	6.750%, 07/15/2025(c)	86,312
	Deuce Finco Plc
100,000 (GBP)	5.500%, 06/15/2027(c)	96,948

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	93

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Cyclical (continued)
	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.
$ 100,000	4.625%, 01/15/2029(c)	$84,753
	Hilton Domestic Operating Co., Inc.
150,000	4.000%, 05/01/2031(c)	125,803
50,000	3.625%, 02/15/2032(c)	40,129
	Hyatt Hotels Corp.
95,000	6.000%, 04/23/2030	93,391
	JB Poindexter & Co., Inc.
75,000	7.125%, 04/15/2026(c)	72,494
	Lightning eMotors, Inc.
73,373	Series 2022-1-A 5.500%, 03/01/2037	71,538
36,686	Series 2022-1-B 7.500%, 03/01/2037	35,219
	Michaels Cos., Inc. (The)
100,000	5.250%, 05/01/2028(c)	80,574
	Murphy Oil USA, Inc.
125,000	3.750%, 02/15/2031(c)	103,356
	Nordstrom, Inc.
160,000	4.375%, 04/01/2030	120,573
	Papa John’s International, Inc.
100,000	3.875%, 09/15/2029(c)	83,628
	Penn Entertainment, Inc.
100,000	4.125%, 07/01/2029(c)	79,130
	PetSmart, Inc. / PetSmart Finance Corp.
250,000	4.750%, 02/15/2028(c)	226,663
	Scientific Games Holdings L.P. / Scientific Games US FinCo, Inc.
100,000	6.625%, 03/01/2030(c)	84,600
	Scotts Miracle-Gro Co. (The)
50,000	4.000%, 04/01/2031	38,271
	Six Flags Theme Parks, Inc.
18,000	7.000%, 07/01/2025(c)	18,166
	Station Casinos LLC
150,000	4.625%, 12/01/2031(c)	120,517
	Suburban Propane Partners L.P. / Suburban Energy Finance Corp.
100,000	5.875%, 03/01/2027	95,671
100,000	5.000%, 06/01/2031(c)	85,126
	Superior Plus L.P. / Superior General Partner, Inc.
100,000	4.500%, 03/15/2029(c)	85,644
	Thunderbird Entertainment Group, Inc.
75,046	Series 2022-1-A 5.500%, 03/01/2037	73,170
37,523	Series 2022-1-B 7.500%, 03/01/2037	36,022
	Wabash National Corp.
150,000	4.500%, 10/15/2028(c)	127,872
	WMG Acquisition Corp.
100,000	3.750%, 12/01/2029(c)	86,130

		2,539,853

Consumer, Non-cyclical: 3.1%
	ADT Security Corp. (The)
100,000	4.875%, 07/15/2032(c)	85,160

Principal Amount^		Value

Consumer, Non-cyclical (continued)
	Altria Group, Inc.
$ 10,000	4.450%, 05/06/2050	$7,169
	APi Group DE, Inc.
100,000	4.750%, 10/15/2029(c)	87,198
	Bausch Health Cos., Inc.
725,000	4.875%, 06/01/2028(c)	462,486
	BCP V Modular Services Finance II Plc
100,000 (EUR)	4.750%, 11/30/2028(c)	90,063
	Block, Inc.
100,000	2.750%, 06/01/2026	89,462
	Carriage Services, Inc.
100,000	4.250%, 05/15/2029(c)	79,497
	Catalent Pharma Solutions, Inc.
72,000	3.125%, 02/15/2029(c)	57,420
	Central Garden & Pet Co.
85,000	4.125%, 10/15/2030	69,796
	Charles River Laboratories International, Inc.
200,000	4.000%, 03/15/2031(c)	173,289
	Cheplapharm Arzneimittel GmbH
250,000	5.500%, 01/15/2028(c)	209,445
	CPI CG, Inc.
93,000	8.625%, 03/15/2026(c)	91,827
	DaVita, Inc.
49,000	4.625%, 06/01/2030(c)	39,436
	Endo Luxembourg Finance Co. I S.A.R.L / Endo US, Inc.
100,000	6.125%, 04/01/2029(c)(h)	76,047
	FAGE International S.A. / FAGE USA Dairy Industry, Inc.
200,000	5.625%, 08/15/2026(c)	185,844
	Fontainebleau Las Vegas
50,128	1.000%, 01/31/2026	50,128
	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
50,000	3.750%, 12/01/2031(c)	41,100
100,000	4.375%, 02/02/2052(c)	70,629
	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
12,000	7.000%, 12/31/2027(c)	9,885
	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc.
200,000	5.000%, 02/01/2026(c)	178,250
	Medline Borrower L.P.
76,000	3.875%, 04/01/2029(c)	61,307
100,000	5.250%, 10/01/2029(c)	79,606
	Option Care Health, Inc.
100,000	4.375%, 10/31/2029(c)	87,598
	Prime Security Services Borrower LLC / Prime Finance, Inc.
75,000	3.375%, 08/31/2027(c)	64,923
	Rent-A-Center, Inc.
150,000	6.375%, 02/15/2029(c)	121,537
	Sabre GLBL, Inc.
125,000	7.375%, 09/01/2025(c)	119,655
	Sotheby’s/Bidfair Holdings, Inc.
200,000	5.875%, 06/01/2029(c)	168,200
	Spectrum Brands, Inc.
50,000	5.500%, 07/15/2030(c)	44,208
	Tenet Healthcare Corp.
15,000	4.625%, 06/15/2028(c)	13,445

The accompanying notes are an integral part of these financial statements.

94	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Consumer, Non-cyclical (continued)
	US Foods, Inc.
$ 50,000	4.750%, 02/15/2029(c)	$44,455
100,000	4.625%, 06/01/2030(c)	88,189
	WW International, Inc.
100,000	4.500%, 04/15/2029(c)	50,089

		3,097,343

Energy: 2.5%
	BP Capital Markets Plc
250,000	4.875%, 03/22/2030(a)(b) 5 year CMT + 4.398%	219,531
	DT Midstream, Inc.
100,000	4.125%, 06/15/2029(c)	86,104
	Energy Transfer L.P.
100,000	5.750%, 02/15/2033	98,028
775,000	Series A 6.250%, 02/15/2023(a)(b) 3 mo. USD LIBOR + 4.028%	659,719
	EnLink Midstream LLC
100,000	6.500%, 09/01/2030(c)	99,105
	Global Partners L.P. / GLP Finance Corp.
200,000	7.000%, 08/01/2027	190,241
25,000	6.875%, 01/15/2029	22,934
	Holly Energy Partners L.P. / Holly Energy Finance Corp.
100,000	6.375%, 04/15/2027(c)	98,379
	ITT Holdings LLC
250,000	6.500%, 08/01/2029(c)	211,004
	Kinetik Holdings L.P.
250,000	5.875%, 06/15/2030(c)	234,783
	Midwest Connector Capital Co. LLC
99,000	4.625%, 04/01/2029(c)	89,864
	NuStar Logistics L.P.
100,000	6.375%, 10/01/2030	92,644
	Occidental Petroleum Corp.
100,000	7.875%, 09/15/2031	110,277
	Parkland Corp.
100,000	4.625%, 05/01/2030(c)	82,895
	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
150,000	5.500%, 03/01/2030	141,361
	TransMontaigne Partners L.P. / TLP Finance Corp.
100,000	6.125%, 02/15/2026	86,721

		2,523,590

Financial: 16.8%
	Aegon N.V.
500,000	5.500%, 04/11/2048(b) 6 mo. USD LIBOR + 3.540%	450,340
	American Equity Investment Life Holding Co.
25,000	5.000%, 06/15/2027	23,748
	AmWINS Group, Inc.
50,000	4.875%, 06/30/2029(c)	42,472
	Apollo Management Holdings L.P.
700,000	4.950%, 01/14/2050(b)(c) 5 year CMT + 3.266%	594,576

Principal Amount^		Value

Financial (continued)
	Arbor Realty SR, Inc.
$ 685,000	8.500%, 10/15/2027(c)	$679,454
	Avolon Holdings Funding Ltd.
205,000	5.500%, 01/15/2026(c)	195,317
	AXIS Specialty Finance LLC
400,000	4.900%, 01/15/2040(b) 5 year CMT + 3.186%	328,882
	Bank of America Corp.
945,000	Series RR 4.375%, 01/27/2027(a)(b) 5 year CMT + 2.760%	802,712
	Brazilian Merchant Voucher Receivables Ltd.
172,707	4.180%, 04/07/2028(b)(i)	165,951
	Bread Financial Holdings, Inc.
375,000	4.750%, 12/15/2024(c)	333,119
	Ceamer Fin 2 Sr Sec Nts
250,000	6.920%, 05/15/2038	238,977
	Charles Schwab Corp. (The)
100,000	Series H 4.000%, 12/01/2030(a)(b) 10 year CMT + 3.079%	79,870
	CION Investment Corp.
230,000	4.500%, 02/11/2026	205,031
	Citigroup, Inc.
100,000	Series W 4.000%, 12/10/2025(a)(b) 5 year CMT + 3.597%	87,362
150,000	Series X 3.875%, 02/18/2026(a)(b) 5 year CMT + 3.417%	128,250
	Corebridge Financial, Inc.
570,000	6.875%, 12/15/2052(b)(c) 5 year CMT + 3.846%	532,584
	Cushman & Wakefield US Borrower LLC
71,000	6.750%, 05/15/2028(c)	67,885
	Doctors Co. An Interinsurance Exchange (The)
515,000	4.500%, 01/18/2032(c)	416,377
	Drawbridge Special Opportunities Fund L.P. / Drawbridge Special Opportunities Fin
460,000	3.875%, 02/15/2026(c)	415,547
	EF Holdco / EF Cayman Hold / Ellington Fin REIT Cayman/TRS / EF Cayman Non-MTM
830,000	5.875%, 04/01/2027(c)	768,719
	Enstar Finance LLC
200,000	5.750%, 09/01/2040(b) 5 year CMT + 5.468%	182,360
770,000	5.500%, 01/15/2042(b) 5 year CMT + 4.006%	616,500
	Equitable Holdings, Inc.
150,000	Series B 4.950%, 09/15/2025(a)(b) 5 year CMT + 4.736%	141,780
	Fairfax India Holdings Corp.
320,000	5.000%, 02/26/2028(c)	286,320
	Fidelis Insurance Holdings Ltd.
630,000	6.625%, 04/01/2041(b)(c) 5 year CMT + 6.323%	584,558
	FS KKR Capital Corp.
100,000	3.250%, 07/15/2027	84,387
	Gladstone Capital Corp.
545,000	5.125%, 01/31/2026	510,256

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	95

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Financial (continued)
	Global Atlantic Fin Co.
$250,000	4.700%, 10/15/2051(b)(c) 5 year CMT + 3.796%	$190,821
	GLP Capital L.P. / GLP Financing II, Inc.
50,000	5.300%, 01/15/2029	47,398
140,000	4.000%, 01/15/2031	120,341
	Goldman Sachs Group, Inc. (The)
100,000	Series U 3.650%, 08/10/2026(a)(b) 5 year CMT + 2.915%	81,000
	Home Point Capital, Inc.
80,000	5.000%, 02/01/2026(c)	55,419
	Host Hotels & Resorts L.P.
150,000	Series I 3.500%, 09/15/2030	124,494
	HUB International Ltd.
50,000	5.625%, 12/01/2029(c)	43,734
	Hunt Cos., Inc.
100,000	5.250%, 04/15/2029(c)	84,181
	Iron Mountain, Inc.
25,000	4.500%, 02/15/2031(c)	20,605
150,000	5.625%, 07/15/2032(c)	130,259
	Jane Street Group / JSG Finance, Inc.
100,000	4.500%, 11/15/2029(c)	86,145
	Jefferies Finance LLC / JFIN Co-Issuer Corp.
200,000	5.000%, 08/15/2028(c)	163,440
	Jones Deslauriers Insurance Management, Inc.
150,000	10.500%, 12/15/2030(c)	147,923
	JPMorgan Chase & Co.
150,000	5.717%, 09/14/2033(b) SOFR + 2.580%	147,954
	Kennedy-Wilson, Inc.
100,000	4.750%, 03/01/2029	79,385
100,000	4.750%, 02/01/2030	76,380
100,000	5.000%, 03/01/2031	75,407
	KKR Core Holding Co. LLC
98,219	4.000%, 08/12/2031	83,397
	Kuvare US Holdings, Inc.
100,000	Series A 7.000%, 02/17/2051(b)(c) 5 year CMT + 6.541%	101,500
	Liberty Mutual Group, Inc.
220,000	4.300%, 02/01/2061(c)	134,499
	LPL Holdings, Inc.
150,000	4.000%, 03/15/2029(c)	130,718
	Markel Corp.
210,000	6.000%, 06/01/2025(a)(b) 5 year CMT + 5.662%	203,438
	MetLife, Inc.
70,000	Series G 3.850%, 09/15/2025(a)(b) 5 year CMT + 3.576%	65,188
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen
540,000	5.875%, 05/23/2042(b)(c) 5 year CMT + 3.982%	540,626

Principal Amount^		Value

Financial (continued)
	Nationwide Mutual Insurance Co.
$130,000	4.350%, 04/30/2050(c)	$98,427
	NFP Corp.
170,000	6.875%, 08/15/2028(c)	140,501
100,000	7.500%, 10/01/2030(c)	94,657
	OFS Capital Corp.
620,000	4.750%, 02/10/2026	535,901
	OneAmerica Financial Partners, Inc.
70,000	4.250%, 10/15/2050(c)	50,478
	OneMain Finance Corp.
100,000	4.000%, 09/15/2030	74,744
	PartnerRe Finance B LLC
505,000	4.500%, 10/01/2050(b) 5 year CMT + 3.815%	437,663
	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
150,000	3.875%, 03/01/2031(c)	114,847
	Ryan Specialty Group LLC
100,000	4.375%, 02/01/2030(c)	86,715
	Scentre Group Trust
410,000	5.125%, 09/24/2080(b)(c) 5 year CMT + 4.685%	344,092
	Sculptor Alternative Solutions LLC
500,000	6.000%, 05/15/2037(c)	402,750
	Sirius International Group Ltd.
700,000	4.600%, 11/01/2026(c)	603,967
	Starwood Property Trust, Inc.
310,000	4.375%, 01/15/2027(c)	271,714
	Strategic Credit Opportunities Partners LLC
345,000	Series A 4.250%, 04/01/2026	304,163
	Toronto-Dominion Bank
50,000	8.125%, 10/31/2082(b) 5 year CMT + 4.075%	52,125
	Trinity Capital, Inc.
320,000	4.375%, 08/24/2026	272,084
	United Insurance Holdings Corp.
530,000	7.250%, 12/15/2027	207,363
	United Wholesale Mortgage LLC
100,000	5.500%, 11/15/2025(c)	90,208
100,000	5.500%, 04/15/2029(c)	79,949
	Universal Insurance Holdings, Inc.
345,000	5.625%, 11/30/2026	303,726
	Wells Fargo & Co.
100,000	Series BB 3.900%, 03/15/2026(a)(b) 5 year CMT + 3.453%	87,589
	Wilton RE Ltd.
250,000	6.000%, 10/22/2030(a)(b)(c) 5 year CMT + 5.266%	216,467

		16,767,716

Industrial: 1.6%
	Arcosa, Inc.
100,000	4.375%, 04/15/2029(c)	86,845
	Artera Services LLC
110,000	9.033%, 12/04/2025(c)	91,814
	Atkore, Inc.
100,000	4.250%, 06/01/2031(c)	85,894

The accompanying notes are an integral part of these financial statements.

96	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Industrial (continued)
	Boeing Co. (The)
$ 100,000	5.705%, 05/01/2040	$95,789
100,000	5.805%, 05/01/2050	93,616
	Brundage-Bone Concrete Pumping Holdings, Inc.
150,000	6.000%, 02/01/2026(c)	136,934
	Builders FirstSource, Inc.
100,000	6.375%, 06/15/2032(c)	94,060
	Flowserve Corp.
60,000	3.500%, 10/01/2030	50,202
	GrafTech Finance, Inc.
105,000	4.625%, 12/15/2028(c)	86,383
	Great Lakes Dredge & Dock Corp.
200,000	5.250%, 06/01/2029(c)	155,740
	Harsco Corp.
175,000	5.750%, 07/31/2027(c)	138,451
	Mauser Packaging Solutions Holding Co.
50,000	8.500%, 04/15/2024(c)	49,248
	New Enterprise Stone & Lime Co., Inc.
150,000	9.750%, 07/15/2028(c)	139,082
	PGT Innovations, Inc.
100,000	4.375%, 10/01/2029(c)	83,852
	Standard Industries, Inc.
175,000	4.375%, 07/15/2030(c)	142,977
25,000	3.375%, 01/15/2031(c)	18,897
	TopBuild Corp.
50,000	3.625%, 03/15/2029(c)	41,060

		1,590,844

Technology: 1.8%
	ams-OSRAM AG
265,000	7.000%, 07/31/2025(c)	249,790
	AthenaHealth Group, Inc.
150,000	6.500%, 02/15/2030(c)	110,821
	Boxer Parent Co., Inc.
200,000	7.125%, 10/02/2025(c)	194,818
	CDW LLC / CDW Finance Corp.
60,000	3.569%, 12/01/2031	49,455
	Central Parent, Inc. / CDK Global, Inc.
100,000	7.250%, 06/15/2029(c)	98,006
	NCR Corp.
100,000	5.125%, 04/15/2029(c)	83,834
100,000	6.125%, 09/01/2029(c)	93,666
100,000	5.250%, 10/01/2030(c)	82,663
	Playtika Holding Corp.
100,000	4.250%, 03/15/2029(c)	78,625
	TeamSystem SpA
100,000 (EUR)	3.500%, 02/15/2028	89,851
	Twilio, Inc.
100,000	3.875%, 03/15/2031	79,480
	VC3, Inc.
664,973	3.500%, 10/15/2041	605,192

		1,816,201

Utilities: 0.7%
	Clearway Energy Operating LLC
96,000	3.750%, 02/15/2031(c)	79,850

Principal Amount^		Value

Utilities (continued)
	Edison International
$445,000	Series A 5.375%, 03/15/2026(a)(b) 5 year CMT + 4.698%	$377,121
	Terraform Global Operating L.P.
225,000	6.125%, 03/01/2026(c)	211,724

		668,695

TOTAL CORPORATE BONDS (Cost $37,519,115)		32,435,354

GOVERNMENT SECURITIES & AGENCY ISSUE: 18.3%
	United States Treasury Note
3,500,000	0.125%, 12/15/2023	3,352,909
	United States Treasury Note
1,900,000	0.500%, 03/15/2023	1,885,544
3,400,000	0.250%, 06/15/2023	3,334,198
2,500,000	0.125%, 09/15/2023	2,421,664
2,800,000	0.250%, 03/15/2024(j)	2,656,008
2,500,000	0.250%, 06/15/2024(j)	2,347,461
2,000,000	0.375%, 09/15/2024	1,865,391
	United States Treasury Strip Principal
1,070,000	0.000%, 08/15/2051(g)	352,402

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $18,714,330)		18,215,577

MORTGAGE-BACKED SECURITIES: 5.5%
	ACRE Commercial Mortgage Ltd.
250,000	Series 2021-FL4-D 6.939%, 12/18/2037(c)(d) 1 mo. USD LIBOR + 2.600%	237,699
	Alternative Loan Trust
120,689	Series 2007-OA4-A1 4.729%, 05/25/2047(d) 1 mo. USD LIBOR + 0.340%	101,814
118,529	Series 2007-OA7-A1A 4.749%, 05/25/2047(d) 1 mo. USD LIBOR + 0.360%	99,797
	BPR Trust
230,000	Series 2022-OANA-C 7.033%, 04/15/2037(c)(d) TSFR1M + 2.697%	215,958
	BX Commercial Mortgage Trust
212,500	Series 2019-XL-F 6.450%, 10/15/2036(c)(d) TSFR1M + 2.114%	204,820
212,500	Series 2019-XL-G 6.750%, 10/15/2036(c)(d) TSFR1M + 2.414%	203,794
	BX Trust
900,000	Series 2019-RP-D 6.913%, 06/15/2034(c)(d) 1 mo. USD LIBOR + 2.595%	852,921
	BXMT Ltd.
250,000	Series 2020-FL2-D 6.390%, 02/15/2038(c)(d) TSFR1M + 2.064%	236,693
100,000	Series 2020-FL3-D 6.722%, 11/15/2037(c)(d) SOFR 30-day + 2.914%	93,360

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	97

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

MORTGAGE-BACKED SECURITIES (CONTINUED)
	CD Mortgage Trust
$821,921	Series 2017-CD4-XA 1.226%, 05/10/2050(b)(k)	$32,619
	CFMT LLC
100,000	Series 2022-HB9 M1 3.250%, 09/25/2037(b)(c)	85,022
	Citigroup Mortgage Loan Trust
97,076	Series 2022-A-A1 6.170%, 09/25/2062(c)(e)	96,341
	Credit Suisse Mortgage-Backed Trust
570,000	Series 2018-SITE-E 4.782%, 04/15/2036(b)(c)	513,130
	Credit Suisse Mortgage-Backed Trust
480,000	Series 2018-SITE-C 4.782%, 04/15/2036(b)(c)	450,819
64,826	Series 2020-RPL5-A1 3.023%, 08/25/2060(b)(c)	62,261
	Finance of America HECM Buyout
100,000	Series 2022-HB2-M2 6.000%, 04/25/2026(b)(c)	97,040
	Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2,749,093	Series 2015-R1-XA1 0.700%, 11/25/2055(b)(c)(k)	176,655
4,338,406	Series 2015-R1-XA3 0.700%, 11/25/2052(b)(c)(k)	234,039
	GCAT Trust
99,283	Series 2022-NQM5-A3 5.710%, 08/25/2067(c)(e)	95,518
	GS Mortgage Securities Corp. Trust
250,000	Series 2020-DUNE-E 6.818%, 12/15/2036(c)(d) 1 mo. USD LIBOR + 2.500%	234,349
250,000	Series 2020-UPTN-E 3.246%, 02/10/2037(b)(c)	214,271
	HarborView Mortgage Loan Trust
204,702	Series 2006-12-2A2A 4.719%, 01/19/2038(d) 1 mo. USD LIBOR + 0.190%	179,912
	JP Morgan Chase Commercial Mortgage Securities Trust
1,675,659	Series 2016-JP2-XA 1.767%, 08/15/2049(b)(k)	80,107
	JPMDB Commercial Mortgage Securities Trust
187,707	Series 2017-C5-XA 0.888%, 03/15/2050(b)(k)	5,062
	NYMT Loan Trust
96,423	Series 2022-SP1-A1 5.250%, 07/25/2062(c)(e)	92,643
	OBX Trust
97,849	Series 2022-NQM8-A3 6.100%, 09/25/2062(c)(e)	95,066
99,520	Series 2022-NQM9-A3 6.450%, 09/25/2062(c)(e)	97,165
	Preston Ridge Partners Mortgage LLC
82,036	Series 2021-5-A1 1.793%, 06/25/2026(c)(e)	74,610
	Residential Accredit Loans, Inc. Trust
371,361	Series 2006-QO6-A1 4.749%, 06/25/2046(d) 1 mo. USD LIBOR + 0.360%	86,482

Principal Amount^		Value
	Taubman Centers Commercial Mortgage Trust
$ 230,000	Series 2022-DPM-C 8.113%, 05/15/2037(c)(d) TSFR1M + 3.777%	$217,604
	Wells Fargo Commercial Mortgage Trust
911,551	Series 2016-BNK1-XA 1.716%, 08/15/2049(b)(k)	42,808

TOTAL MORTGAGE-BACKED SECURITIES (Cost $5,903,549)		5,510,379

MUNICIPAL BOND: 0.0%

Indiana: 0.0%
	Knox County Industry Economic Development Revenue
5,000	Series B 5.900%, 04/01/2034	4,677

TOTAL MUNICIPAL BOND (Cost $4,718)		4,677

SHORT-TERM INVESTMENTS: 2.0%

Shares

MONEY MARKET FUNDS: 0.3%
326,334	State Street Institutional Treasury Money Market Fund - Premier Class, 3.790%(l)	326,334

TOTAL MONEY MARKET FUNDS (Cost $326,334)		326,334

Principal Amount^

REPURCHASE AGREEMENTS: 1.6%
$1,554,000	Fixed Income Clearing Corp. 1.280%, 12/30/2022, due 01/03/2023 [collateral: par value $428,300, U.S. Treasury Note, 3.000%, due 6/30/2024, and $1,155,000 Federal Home Loan Bank, 4.875%, due 9/13/2024, value $1,586,535] (proceeds $1,554,221)	1,554,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,554,000)		1,554,000

TREASURY BILLS: 0.1%
	United States Treasury Bill
50,000	3.943%, 02/16/2023(g)(j)(m)	49,752
25,000	4.630%, 06/08/2023(g)(j)(m)	24,512

TOTAL TREASURY BILLS (Cost $74,306)		74,264

TOTAL SHORT-TERM INVESTMENTS (Cost $1,954,640)		1,954,598

TOTAL PURCHASED OPTIONS (Cost $36,768): 0.0%		34,554

TOTAL INVESTMENTS (Cost: $111,901,119): 102.1%		101,827,118

Liabilities in Excess of Other Assets: (2.1)%		(2,066,161)

NET ASSETS: 100.0%		$99,760,957

The accompanying notes are an integral part of these financial statements.

98	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Percentages are stated as a percent of net assets.

CDOR	Canadian Dollar Offered Rate
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury Index
LIBOR	London Interbank Offered Rate
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TSFR	CME term SOFR
*	Non-Income Producing Security.
^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)	Perpetual Call.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2022.
(c)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

(d)	Floating Interest Rate at December 31, 2022.
(e)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2022.
(f)

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Security is currently in default and/or non-income producing.
(i)	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Trustees.
(j)	Securities with an aggregate fair value of $4,326,545 have been pledged as collateral for options, credit default swaps, interest rate swaps, and futures positions.
(k)	Interest Only security. Security with a notional or nominal principal amount.
(l)	The rate disclosed is the 7 day net yield as of December 31, 2022.
(m)	The rate shown represents yield-to-maturity.

CURRENCY ABBREVIATIONS:

CAD	Canadian dollar
EUR	Euro
GBP	British pound

UNFUNDED LOAN COMMITMENTS—At December 31, 2022, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Higginbotham Insurance Agency, Inc., 1.000%, 11/25/2026	$26,952	$26,168	$(784)
NFM & J, L.P., 1.000%, 11/30/2027	8,822	8,618	(204)
Avalara, Inc, 0.500%, 10/19/2028	13,636	13,295	(341)
Athenahealth, Inc., 3.500%, 02/15/2029	46,196	41,824	(4,372)
TOTAL		$89,905	$(5,701)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	99

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN PURCHASED OPTIONS at December 31, 2022

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
INTEREST RATE SWAPTIONS
Call
Ten Year Two Year SOFR Constant Maturity Swaption	Bank of America N.A.	$0.20	12/19/2023	600,000	$600,000	$2,543	$2,468	$75
Ten Year Two Year SOFR Constant Maturity Swaption	Bank of America N.A.	0.10	6/20/2024	600,000	600,000	2,543	2,820	(277)
Ten Year Two Year SOFR Constant Maturity Swaption	Barclays Bank Plc	0.20	12/19/2023	1,200,000	1,200,000	4,471	4,920	(449)
Ten Year Two Year SOFR Constant Maturity Swaption	Barclays Bank Plc	0.10	6/20/2024	1,200,000	1,200,000	5,086	5,388	(302)
Ten Year Two Year SOFR Constant Maturity Swaption	Goldman Sachs & Co.	0.20	12/19/2023	1,300,000	1,300,000	4,844	5,281	(437)
Ten Year Two Year SOFR Constant Maturity Swaption	Goldman Sachs & Co.	0.10	6/20/2024	1,300,000	1,300,000	5,509	5,931	(422)
Ten Year Two Year SOFR Constant Maturity Swaption	Morgan Stanley & Co.	0.20	12/19/2023	1,200,000	1,200,000	4,472	4,650	(178)
Ten Year Two Year SOFR Constant Maturity Swaption	Morgan Stanley & Co.	0.10	6/20/2024	1,200,000	1,200,000	5,086	5,310	(224)

Total Purchased Options						$34,554	$36,768	$(2,214)

SCHEDULE OF INVESTMENTS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2022

At December 31, 2022, the Fund had the following forward foreign currency exchange contracts:

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at December 31, 2022	Fund Delivering	U.S. $ Value at December 31, 2022	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	1/17/2023	USD	$136,493	CAD	$136,707	$—	$(214)
Barclays Bank Plc	1/17/2023	USD	176,847	EUR	177,769	—	(922)
	1/17/2023	USD	104,098	GBP	101,482	2,616	—

			$417,438		$415,958	$2,616	$(1,136)

SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at December 31, 2022

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
90-Day SOFR	11	$2,631,636	$2,625,425	12/19/2023	$(6,211)
5YR U.S. Treasury Notes	25	2,737,171	2,698,242	3/31/2023	(38,929)
10YR U.S. Treasury Notes	10	1,129,010	1,122,969	3/22/2023	(6,041)

Total Long					$(51,181)

Total Futures Contracts					$(51,181)

The accompanying notes are an integral part of these financial statements.

100	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN SWAPS at December 31, 2022

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS
		Rates Exchanged
Notional Amount	Maturity Date	Payment Received	Payment Made	Periodic Payment Frequency	Fair Value	Upfront Payment Made (Received)	Unrealized Appreciation/ (Depreciation)
$ 4,800,000	7/18/2027	1 Day SOFR + 0.000%	2.781%	Annually	$(201,314)	$322	$(201,636)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (1)(2)(3)
Description	Maturity Date	Fixed Deal (Pay) Rate	Implied Credit Spread at December 31, 2022	Notional Amount(4)		Periodic Payment Frequency	Fair Value	Upfront Premiums Received	Unrealized Depreciation
Buy Protection
ITRAXX.EUR.38.V1 1.000%, 12/20/2027	12/20/2027	(1.000%)	3.814%	EUR	(1,000,000)	Quarterly	$(4,746)	$(2,276)	$(2,470)

Total Buy Protection							$(4,746)	$(2,276)	$(2,470)

(1)

For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(2)

For centrally cleared swaps, implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap contracts as of period will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(3)

For centrally cleared swaps, the notional amount represents the maximum potential the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the ITRAXX Series 38.

(4)	Notional amounts are denominated in currency where indicated and the lines below until currency changes.

SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at December 31, 2022

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
INDEX OPTIONS
Put
Russell 2000 Index	UBS Securities LLC	$1,695.00	1/6/2023	(1)	$(176,125)	$(365)	$(1,809)	$1,444
Russell 2000 Index	UBS Securities LLC	1,710.00	1/6/2023	(1)	(176,125)	(640)	(2,229)	1,589
Russell 2000 Index	UBS Securities LLC	1,760.00	1/6/2023	(2)	(352,250)	(4,100)	(6,358)	2,258
Russell 2000 Index	UBS Securities LLC	1,710.00	1/13/2023	(1)	(176,125)	(1,481)	(3,019)	1,538
Russell 2000 Index	UBS Securities LLC	1,730.00	1/13/2023	(3)	(528,375)	(6,288)	(9,537)	3,249
Russell 2000 Index	UBS Securities LLC	1,710.00	1/20/2023	(4)	(704,500)	(9,292)	(13,436)	4,144
Russell 2000 Index	UBS Securities LLC	1,695.00	1/27/2023	(2)	(352,250)	(4,892)	(7,058)	2,166
Russell 2000 Index	UBS Securities LLC	1,715.00	1/27/2023	(1)	(176,125)	(2,920)	(2,919)	(1)
Russell 2000 Index	UBS Securities LLC	1,725.00	1/27/2023	(1)	(176,125)	(2,820)	(2,909)	89
Russell 2000 Index	UBS Securities LLC	1,715.00	2/3/2023	(1)	(176,125)	(3,660)	(3,659)	(1)
S&P 500 Index	UBS Securities LLC	3,680.00	1/6/2023	(4)	(1,535,800)	(1,208)	(12,836)	11,628
S&P 500 Index	UBS Securities LLC	3,720.00	1/6/2023	(1)	(383,950)	(629)	(3,149)	2,520
S&P 500 Index	UBS Securities LLC	3,735.00	1/6/2023	(1)	(383,950)	(859)	(2,709)	1,850
S&P 500 Index	UBS Securities LLC	3,745.00	1/6/2023	(2)	(767,900)	(2,080)	(7,138)	5,058
S&P 500 Index	UBS Securities LLC	3,865.00	1/6/2023	(3)	(1,151,850)	(15,420)	(16,437)	1,017
S&P 500 Index	UBS Securities LLC	3,720.00	1/13/2023	(1)	(383,950)	(2,460)	(4,779)	2,319

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	101

iMGP High Income Alternatives Fund

SCHEDULE OF INVESTMENTS IN WRITTEN OPTIONS at December 31, 2022 (Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
S&P 500 Index	UBS Securities LLC	$3,745.00	1/13/2023	(10)	$(3,839,500)	$(40,050)	$(51,689)	$11,639
S&P 500 Index	UBS Securities LLC	3,785.00	1/13/2023	(1)	(383,950)	(4,138)	(5,429)	1,291
S&P 500 Index	UBS Securities LLC	3,680.00	1/20/2023	(1)	(383,950)	(2,345)	(5,719)	3,374
S&P 500 Index	UBS Securities LLC	3,720.00	1/20/2023	(6)	(2,303,700)	(19,206)	(32,585)	13,379
S&P 500 Index	UBS Securities LLC	3,735.00	1/20/2023	(3)	(1,151,850)	(10,425)	(14,697)	4,272
S&P 500 Index	UBS Securities LLC	3,745.00	1/20/2023	(2)	(767,900)	(9,600)	(11,638)	2,038
S&P 500 Index	UBS Securities LLC	3,680.00	1/27/2023	(4)	(1,535,800)	(12,888)	(26,716)	13,828
S&P 500 Index	UBS Securities LLC	3,725.00	1/27/2023	(2)	(767,900)	(8,610)	(10,158)	1,548
S&P 500 Index	UBS Securities LLC	3,735.00	1/27/2023	(1)	(383,950)	(4,340)	(5,619)	1,279
S&P 500 Index	UBS Securities LLC	3,755.00	1/27/2023	(1)	(383,950)	(6,439)	(4,919)	(1,520)

Total Written Options						$(177,155)	$(269,150)	$91,995

The accompanying notes are an integral part of these financial statements.

102	Litman Gregory Funds Trust

iMGP Dolan McEniry Corporate Bond Fund 2022 Annual Report

During the calendar-year 2022, the iMGP Dolan McEniry Corporate Bond Fund Institutional shares posted a loss of 8.08% versus the Bloomberg U.S. Intermediate Credit benchmark, which fell 9.10%. The Bloomberg US Aggregate Bond Index fell 13.01%. Yield curve positioning and duration had a minimal effect on relative performance versus the benchmark. Instead, the fund’s calendar-year outperformance was driven by the fund’s overexposure to and outperformance in both the corporate investment-grade and high-yield sectors. Since the fund’s inception in September 2018, the fund has gained 1.41%, compared to 1.45% for the Bloomberg Credit benchmark and 0.41% for the Aggregate Index.

Performance as of 12/31/2022
	Average Annual Total Returns
	One-Year	Three- Year	Since Inception (9/28/18)
iMGP Dolan McEniry Corporate Bond	-8.08%	-1.30%	1.41%
Bloomberg US Interm Credit TR USD	-9.10%	-1.23%	1.45%
Bloomberg US Agg Bond TR USD	-13.01%	-2.71%	0.41%
Morninstar US Fund Corporate Bond Category	-15.18%	-2.73%	0.82%

Past performance does not guarantee future results. Index performance is not illustrative of fund performance. An investment cannot be made directly in an index. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.imgpfunds.com. The Advisor has contractually agreed to limit the expenses of the fund through April 30, 2024.

Gross Expenses: 0.96% Net Expenses 0.70%*

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

Market Review

During 2022, negative returns were seen in many equity and fixed-income indexes as markets grappled with historically high inflation, supply chain issues, and geopolitical concerns.

To combat this dramatic rise in inflation, the Federal Reserve took historic action by raising the Federal Funds rate on seven different occasions. The Federal Reserve increased the Federal Funds rate range from 0-.25% at the beginning of the year to 4.25%-4.50% at the end of the year. As a result, Treasury yields were substantially higher for the year and are among the highest levels they have been in over a decade.

As Treasury rates increased, the yield curve remained inverted as the 10-year U.S. Treasury yield increased from 1.51% to 3.88%, the 5-year yield increased from 1.26% to 4.01% and the 2-year yield decreased from 0.74% to 4.43%.

Per Bloomberg data, spreads of corporate investment grade bonds widened 38 basis points during the year to an average option adjusted spread (“OAS”) of +130 basis points. The OAS of the Bloomberg Corporate High Yield Index widened 186 basis points to +469 basis points at year end.

Outlook and Strategy

Dolan McEniry believes that client portfolios are positioned to provide reasonable absolute and relative returns going forward. Dolan McEniry’s core competence is credit analysis, and we focus on a company’s ability to generate generous amounts of free cash flow over time in relation to its indebtedness. Investment safety and risk mitigation are of primary importance as we continue to search for undervalued fixed income securities. As of December 31, the iMGP Dolan McEniry Corporate Bond Fund had a 62 basis point yield premium and similar duration versus the Bloomberg U.S Intermediate Credit. We believe these stats will allow the portfolio to perform well versus the benchmarks over time.

Portfolio Statistics and Contributors to Performance

12/31/22 Stats	iMGP Dolan McEniry Corporate Bond Fund	Bloomberg Intermediate Credit
Yield to Worst Yield to Maturity	5.84% 5.84%	5.22% 5.22%
Effective Duration	3.52 years	4.01 years
Average Coupon	4.09%	3.19%

Fund Summary	103

Security Selection

Top Performers	Bottom Performers
DaVita Inc.	Qurate Retail Inc.
TransDigm Group Inc.	AMC Networks Inc.
United Rentals Inc.	Warner Bros Discovery Inc.

104	Litman Gregory Funds Trust

iMGP Dolan McEniry Corporate Bond Fund Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP Dolan McEniry Corporate Bond Fund from September 30, 2018 to December 31, 2022 compared with the Bloomberg US Interm Credit Index, Morningstar Corporate Bond Category and Bloomberg US Agg Bond Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	105

iMGP Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022

Principal Amount^		Value

CORPORATE BONDS: 94.1%

Basic Materials: 2.1%
	Steel Dynamics, Inc.
$918,000	2.400%, 06/15/2025	$862,349
679,000	5.000%, 12/15/2026	679,872
552,000	1.650%, 10/15/2027	464,239

		2,006,460

Communications: 14.0%
	AMC Networks, Inc.
317,000	4.750%, 08/01/2025	241,475
	AT&T, Inc.
143,000	3.800%, 02/15/2027	136,874
1,516,000	4.250%, 03/01/2027	1,478,909
403,000	4.100%, 02/15/2028	385,471
	Discovery Communications LLC
2,102,000	3.950%, 03/20/2028	1,874,039
462,000	3.625%, 05/15/2030	383,323
	Expedia Group, Inc.
2,283,000	3.800%, 02/15/2028	2,103,629
	Motorola Solutions, Inc.
2,011,000	4.600%, 02/23/2028	1,955,656
368,000	4.600%, 05/23/2029	351,879
	TEGNA, Inc.
2,337,000	4.625%, 03/15/2028	2,220,080
	Verizon Communications, Inc.
2,222,000	4.125%, 03/16/2027	2,170,645

		13,301,980

Consumer, Cyclical: 10.9%
	Bath & Body Works, Inc.
1,145,000	7.500%, 06/15/2029	1,132,405
	Bloomin’ Brands, Inc. / OSI Restaurant Partners LLC
2,252,000	5.125%, 04/15/2029(a)	1,897,085
	Boyd Gaming Corp.
602,000	4.750%, 12/01/2027	561,570
	Dollar Tree, Inc.
1,123,000	4.200%, 05/15/2028	1,078,269
	Newell Brands, Inc.
2,057,000	6.625%, 09/15/2029	2,034,064
	QVC, Inc.
198,000	4.850%, 04/01/2024	183,497
281,000	4.450%, 02/15/2025	229,858
1,844,000	4.750%, 02/15/2027	1,306,400
	Tempur Sealy International, Inc.
2,364,000	4.000%, 04/15/2029(a)	1,989,554

		10,412,702

Consumer, Non-cyclical: 27.3%
	Altria Group, Inc.
1,823,000	4.400%, 02/14/2026	1,788,393
224,000	4.800%, 02/14/2029	215,545
	BAT Capital Corp.
177,000	2.259%, 03/25/2028	147,653
	Block Financial LLC
2,672,000	2.500%, 07/15/2028	2,280,246
	Conagra Brands, Inc.
1,333,000	4.300%, 05/01/2024	1,315,810
654,000	4.600%, 11/01/2025	645,706

Principal Amount^		Value

Consumer, Non-cyclical (continued)
$ 275,000	4.850%, 11/01/2028	$268,443
	DaVita, Inc.
2,360,000	4.625%, 06/01/2030(a)	1,899,370
	Encompass Health Corp.
388,000	4.500%, 02/01/2028	353,061
	Global Payments, Inc.
970,000	2.650%, 02/15/2025	914,030
1,283,000	4.800%, 04/01/2026	1,252,305
	HCA, Inc.
775,000	5.375%, 09/01/2026	768,123
1,462,000	5.625%, 09/01/2028	1,458,500
	Kraft Heinz Foods Co.
939,000	3.000%, 06/01/2026	881,077
1,312,000	3.875%, 05/15/2027	1,258,150
	Molson Coors Beverage Co.
2,077,000	3.000%, 07/15/2026	1,932,572
	Reynolds American, Inc.
2,042,000	4.450%, 06/12/2025	2,000,666
	Service Corp. International
1,499,000	4.625%, 12/15/2027	1,399,703
531,000	5.125%, 06/01/2029	498,781
	United Rentals North America, Inc.
962,000	5.500%, 05/15/2027	951,254
981,000	4.875%, 01/15/2028	931,808
	Verisk Analytics, Inc.
792,000	4.000%, 06/15/2025	771,148
	Zimmer Biomet Holdings, Inc.
1,447,000	3.550%, 04/01/2025	1,399,339
730,000	3.050%, 01/15/2026	689,998

		26,021,681

Financial: 6.6%
	American Tower Corp.
799,000	4.000%, 06/01/2025	779,937
1,390,000	3.375%, 10/15/2026	1,303,114
	SBA Communications Corp.
605,000	3.875%, 02/15/2027	547,578
1,594,000	3.125%, 02/01/2029	1,328,192
	Trinity Acquisition Plc
715,000	4.400%, 03/15/2026	695,207
	Willis North America, Inc.
230,000	3.600%, 05/15/2024	223,932
215,000	4.650%, 06/15/2027	208,256
1,217,000	4.500%, 09/15/2028	1,151,354

		6,237,570

Industrial: 17.7%
	Allegion US Holding Co., Inc.
957,000	3.200%, 10/01/2024	921,349
1,515,000	3.550%, 10/01/2027	1,372,007
	Berry Global, Inc.
1,600,000	4.875%, 07/15/2026(a)	1,541,860
	Carlisle Cos., Inc.
336,000	3.500%, 12/01/2024	325,103
1,839,000	3.750%, 12/01/2027	1,718,893
344,000	2.750%, 03/01/2030	288,035
	Carrier Global Corp.
303,000	2.242%, 02/15/2025	285,896
2,225,000	2.493%, 02/15/2027	2,011,714
	Fortune Brands Home & Security, Inc.
758,000	4.000%, 09/21/2023	752,755
1,499,000	4.000%, 06/15/2025	1,461,199

The accompanying notes are an integral part of these financial statements.

106	Litman Gregory Funds Trust

iMGP Dolan McEniry Corporate Bond Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022 (Continued)

Principal Amount^		Value

CORPORATE BONDS (CONTINUED)

Industrial (continued)
	TransDigm, Inc.
$ 1,976,000	5.500%, 11/15/2027	$1,858,369
	Trimble, Inc.
2,407,000	4.900%, 06/15/2028	2,316,465
	Westinghouse Air Brake Technologies Corp.
974,000	4.400%, 03/15/2024	958,920
1,105,000	4.950%, 09/15/2028	1,065,506

		16,878,071

Technology: 15.5%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
1,832,000	3.875%, 01/15/2027	1,735,940
	Broadcom, Inc.
363,000	3.459%, 09/15/2026	342,907
	CA, Inc.
231,000	4.700%, 03/15/2027	216,303
	CDW LLC / CDW Finance Corp.
564,000	4.125%, 05/01/2025	548,659
1,322,000	4.250%, 04/01/2028	1,219,016
228,000	3.250%, 02/15/2029	194,590
	HP, Inc.
1,847,000	3.000%, 06/17/2027	1,691,242
502,000	4.000%, 04/15/2029	460,265
	Microchip Technology, Inc.
1,977,000	4.250%, 09/01/2025	1,922,719
	Oracle Corp.
2,447,000	2.300%, 03/25/2028	2,127,509
	Qorvo, Inc.
2,281,000	4.375%, 10/15/2029	2,021,023
	Western Digital Corp.
2,365,000	4.750%, 02/15/2026	2,232,324

		14,712,497

TOTAL CORPORATE BONDS (Cost $98,145,213)		89,570,961

GOVERNMENT SECURITIES & AGENCY ISSUE: 3.8%
	United States Treasury Note
3,568,000	1.750%, 01/31/2023	3,561,582

TOTAL GOVERNMENT SECURITIES & AGENCY ISSUE (Cost $3,561,503)		3,561,582

TOTAL INVESTMENTS (Cost: $101,706,716): 97.9%		93,132,543

Other Assets in Excess of Liabilities: 2.1%		2,045,358

NET ASSETS: 100.0%		$95,177,901

Percentages are stated as a percent of net assets.

^	The principal amount is stated in U.S. Dollars unless otherwise indicated.
(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	107

iMGP DBi Managed Futures Strategy ETF 2022 Annual Report

The iMGP DBi Managed Futures Strategy ETF gained 23.07% at NAV and 21.53% at Market versus the benchmark SG CTA Index’s 20.13% return. The ETF outperformed the benchmark during the year again, and since inception in May 2019, the ETF has gained 12.23% at NAV and 12.28% at Market annualized, outperforming the benchmark’s 8.60% gain.

Performance as of 12/31/2022
	Average Annual Total Returns
	One- Year	Three- Year	Since Inception (5/7/2019)
iMGP DBi Managed Futures Strategy ETF (NAV)	23.07%	11.23%	12.23%
iMGP DBi Managed Futures Strategy ETF (Price)	21.53%	11.28%	12.28%
SG CTA	20.13%	9.58%	8.60%
SG Trend	27.35%	13.87%	12.33%
Morningstar US Fund Systematic Trend Category	14.23%	7.09%	6.24%
Total Expense Ratio 0.85%*

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. Performance data current to the most recent month end may be obtained by visiting www.imgpfunds.com.

* The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

2022 Review

In 2022, the regime shift in inflation kicked into gear. The “inflation trade” began in early 2021 as a highly contrarian macro call by hedge fund legend Stan Druckenmiller: that a convergence of monetary easing (“Fed will let the economy run hot”), fiscal profligacy (Democrats win Georgia) and pent-up demand post-covid would trigger the return of inflation. His radical prediction, as we wrote about at the time, was that inflation could hit 4-5%.

Initially, few traditional market strategists agreed. After all, a decade of extreme money printing and government spending had failed to light the inflation fire – an awkward outcome for an economics community whose models predicted otherwise. Contrarians who had stuck their necks out years earlier were, at best, labeled Cassandras and, at worst, unemployed. Most traditional portfolios were replete with “low rates forever” bets: whether to support FAANG (Facebook, Amazon, Apple, Netfilx, Google) PE ratios in the S&P 500, near zero (and sometimes negative) fixed income yields or low single digit cap rates in real estate. And those portfolios – built on ten- and twenty-year capital markets assumptions – were designed to move very slowly, run by allocators who are supposed to be calm, steady hands through flighty shifts in market sentiment.

That disconnect defines a regime shift: a sudden macro pivot in an investment world built to move slowly. It also explains why hedge funds – many, but clearly not all – prospered. Some macro funds have posted triple digit returns. Managed futures funds detected the signs early, rode the trade for eighteen months, gained 20% last year and delivered half a decade of alpha. More flexible fundamental investors – obviously not tech-focused hedge funds, who were and are structurally neck deep in the low rates trade – de-risked early or pivoted into markets, whether value or non-US, that were historically cheap after a decade of underperformance. Short positions in government bonds and certain currencies – outside the reach of long only allocators – became the “new” inflation hedges after the old playbook (gold, inflation-linked bonds and real estate) failed.

The consensus view today is that inflation has peaked, the global economy will slow and central banks will start cutting rates in a few quarters. That may turn out to be accurate; yet, as we have written about repeatedly in these letters, the consensus view often is wrong and flips suddenly based on new data, events. Our gut tells us that this plays out over years: central banks have years of unwinding in front of them; governments will remain addicted to spending even with more punishing borrowing costs; deglobalization will ripple through labor markets, supply chains and corporate profits; the geopolitical backdrop is somewhat frightening with polarization and a land war in eastern Europe; and social and political unrest is likely to spread as inflation bites. Our hope is that hedge funds continue to find ways to protect capital – and better yet, profit – as opportunities present themselves – and that we and investors in the Fund can hitch along for the ride.

Performance and Positioning

With the sharp reversal of some legs of the inflation trade in November, the Managed Futures portfolio declined during the fourth quarter. Gains during 2022 were driven by currencies (the short Japanese yen trade as the single most profitable position) and rates (short positions across the Treasury curve). Tactial positioning around crude oil, long during the half of the year and then neutral, was accretive to the

108	Litman Gregory Funds Trust

portfolio. We lost money in equities, where the portfolio tended to get whipsawed as investors flipped back and forth between value and growth, US and non-US, developed and emerging markets. 2022 was a case study the flexibility of managed futures: currencies – dead money for the first six years of the fund – added over 20%; long Treasuries protected capital during the covid drawdown but short positions generated substantial gains last year. The portfolio remains modestly net short equities, Gold and Treasuries, short the Euro but has pivoted to a small long position in the yen, and is neutral on crude oil.

Portfolio Characteristics

Net Asset Class Exposure (%)
US Equities	-10%%
International Developed Equities	6%
Emerging Market Equities	-7%
Currencies	-11%
Commodities	-5%
Fixed Income	-122%

Top 5 Holdings
SOFR	-35%
2 Yr Treasury	-34%
EUR/USD	-19%
Fed Funds	-15%
10 Yr Treasury	-14%

iMGP DBi Managed Futures Strategy ETF Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP DBi Managed Futures Strategy ETF from April 30, 2019 to December 31, 2022 compared with the SG CTA Index, Morningstar Systematic Trend Category and SG Trend Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	109

iMGP DBi Managed Futures Strategy ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022

TOTAL INVESTMENTS (Cost: $0): 0.0%	$0

Other Assets in Excess of Liabilities: 100.0%	951,319,050

NET ASSETS: 100.0%	$951,319,050

The accompanying notes are an integral part of these financial statements.

110	Litman Gregory Funds Trust

iMGP DBi Managed Futures Strategy ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at December 31, 2022(a)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
Japanese Yen Currency Futures	723	$67,823,322	$69,652,012	3/13/2023	$1,828,690
MSCI EAFE Index Futures	615	60,915,860	59,944,050	3/17/2023	(971,810)
WTI Crude Futures (b)	206	16,411,673	16,572,700	3/21/2023	161,027

Total Long					$1,017,907

Futures Contracts – Short
3 Months SOFR Futures	(1,339)	$(323,030,255)	$(322,129,925)	6/17/2024	$900,330
30 Day Federal Funds Futures	(342)	(135,563,977)	(135,585,346)	4/28/2023	(21,369)
Euro FX Currency Futures	(1,284)	(172,202,966)	(172,601,700)	3/13/2023	(398,734)
Gold 100 Oz Futures (b)	(354)	(62,948,677)	(64,647,480)	2/24/2023	(1,698,803)
MSCI Emerging Market Index	(1,265)	(62,094,775)	(60,682,050)	3/17/2023	1,412,725
S&P 500 E-Mini Index Futures	(491)	(94,945,518)	(94,787,550)	3/17/2023	157,968
U.S. Treasury 10-Year Note Futures	(1,150)	(130,171,606)	(129,141,406)	3/22/2023	1,030,200
U.S. Treasury 10-Year Ultra Note Futures	(1,083)	(129,454,116)	(128,098,594)	3/22/2023	1,355,522
U.S. Treasury 2-Year Note Futures	(1,563)	(320,419,966)	(320,537,111)	3/31/2023	(117,145)
U.S. Treasury Long Bond Futures	(398)	(50,754,610)	(49,886,812)	3/22/2023	867,798
U.S. Treasury Ultra-Long Bond Futures	(362)	(49,917,006)	(48,621,125)	3/22/2023	1,295,881

Total Short					$4,784,373

Total Futures Contracts					$5,802,280

(a)	Societe Generale is the counterparty for all Open Futures Contracts held by the Fund and the iMGP DBi Cayman Managed Futures Subsidiary at December 31, 2022.
(b)	Contract held by the iMGP DBi Cayman Managed Futures Subsidiary.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	111

iMGP DBi Hedge Strategy ETF 2022 Annual Report

The iMGP DBi Hedge Strategy ETF declined 6.51% at NAV and 6.04% at Market in 2022 versus the Morningstar Long-Short Equity Category benchmark’s 8.28% loss. Since inception in December 2019, the ETF has gained 6.59% at NAV and 6.71% at Market annualized, outperforming the benchmark’s 2.92% gain. Note that we changed the benchmark to the Morningstar Long Short Category to provide a comparison with a more broad range of funds and ETFs that employ long-short equity strategies. We are not able to publish the prior benchmark returns due to a dispute with the provider of those returns.

Performance as of 12/31/2022
	Average Annual Total Returns
	One- Year	Three- Year	Since Inception (12/17/19)
iMGP DBi Hedge Strategy ETF (NAV)	-6.51%	6.67%	6.59%
iMGP DBi Hedge Strategy ETF (Price)	-6.04%	6.76%	6.71%
Morningstar US Fund Long-Short Equity Category	-8.28%	2.84%	2.92%
Expense Ratio 0.85%*

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain standardized performance of the funds, and performance as of the most recently completed calendar month, please visit www.imgpfunds.com.

*  The expense ratios disclosed in the performance table are based on the most recent prospectus and may not tie to what are disclosed in the financial highlights.

Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

2022 Review

In 2022, the regime shift in inflation kicked into gear. The “inflation trade” began in early 2021 as a highly contrarian macro call by hedge fund legend Stan Druckenmiller: that a convergence of monetary easing (“Fed will let the economy run hot”), fiscal profligacy (Democrats win Georgia) and pent-up demand post-covid would trigger the return of inflation. His radical prediction, as we wrote about at the time, was that inflation could hit 4-5%.

Initially, few traditional market strategists agreed. After all, a decade of extreme money printing and government spending had failed to light the inflation fire – an awkward outcome for an economics community whose models predicted otherwise. Contrarians who had stuck their necks out years earlier were, at best, labeled Cassandras and, at worst, unemployed. Most traditional portfolios were replete with “low rates forever” bets: whether to support FAANG (Facebook, Amazon, Apple, Netflix, Google) PE ratios in the S&P 500, near zero (and sometimes negative) fixed income yields or low single digit cap rates in real estate. And those portfolios – built on ten- and twenty-year capital markets assumptions – were designed to move very slowly, run by allocators who are supposed to be calm, steady hands through flighty shifts in market sentiment.

That disconnect defines a regime shift: a sudden macro pivot in an investment world built to move slowly. It also explains why hedge funds – many, but clearly not all – prospered. Some macro funds have posted triple digit returns. Managed futures funds detected the signs early, rode the trade for eighteen months, gained 20% last year and delivered half a decade of alpha. More flexible fundamental investors – obviously not tech-focused hedge funds, who were and are structurally neck deep in the low rates trade – de-risked early or pivoted into markets, whether value or non-US, that were historically cheap after a decade of underperformance. Short positions in government bonds and certain currencies – outside the reach of long only allocators – became the “new” inflation hedges after the old playbook (gold, inflation-linked bonds and real estate) failed.

The consensus view today is that inflation has peaked, the global economy will slow and central banks will start cutting rates in a few quarters. That may turn out to be accurate; yet, as we have written about repeatedly in these letters, the consensus view often is wrong and flips suddenly based on new data, events. Our gut tells us that this plays out over years: central banks have years of unwinding in front of them; governments will remain addicted to spending even with more punishing borrowing costs; deglobalization will ripple through labor markets, supply chains and corporate profits; the geopolitical backdrop is somewhat frightening with polarization and a land war in eastern Europe; and social and political unrest is likely to spread as inflation bites. Our hope is that hedge funds continue to find ways to protect capital – and better yet, profit – as opportunities present themselves – and that we and investors in the Fund can hitch along for the ride.

Performance and Positioning

The Fund finished the year down, but ahead of broader equity markets. The target hedge funds de-risked during the first half of the year and side-stepped some of the market drawdowns in August and September. Until recently, the Fund also benefited from inflation hedges in the US dollar and, at times, short Treasuries, both of which generated material gains during 2022.

112	Litman Gregory Funds Trust

The Fund has dialed up risk within equities, but with a skew towards value-centric markets: international developed and small/midcap stocks along with inflation hedges in currencies and short end of the rates curve.

12/31/2022 Portfolio Characteristics

Net Asset Class Exposure (%)
US Equities	26%
International Developed Equities	10%
Emerging Market Equities	6%
US Dollar	28%
Fixed Income	-23%

Top 5 Holdings
Eurodollar	-11%
2 Yr Treasury	-11%
EUR/USD	-11%
Dollar Index	11%
S&P 400 MidCap	10%

iMGP DBi Hedge Strategy ETF Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP DBi Hedge Strategy ETF from November 30, 2019 to December 31, 2022 compared with the Morningstar Long-Short Equity Category.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Fund Summary	113

iMGP DBi Hedge Strategy ETF

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022

TOTAL INVESTMENTS (Cost: $0): 0.0%	$0

Other Assets in Excess of Liabilities: 100.0%	14,618,298

NET ASSETS: 100.0%	$14,618,298

The accompanying notes are an integral part of these financial statements.

114	Litman Gregory Funds Trust

iMGP DBi Hedge Strategy ETF

SCHEDULE OF INVESTMENTS IN FUTURES CONTRACTS at December 31, 2022 (Continued)(a)

Description	Number of Contracts	Notional Amount	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Futures Contracts – Long
MSCI EAFE Index Futures	15	$1,487,034	$1,462,050	3/17/2023	$(24,984)
Nasdaq 100 E-mini Futures	4	940,182	881,780	3/17/2023	(58,402)
Russell 2000 E-mini Futures	16	1,465,129	1,416,720	3/17/2023	(48,409)
S&P Mid Cap 400 E-mini Futures	6	1,507,184	1,465,560	3/17/2023	(41,624)
MSCI Emerging Market Index	17	834,166	815,490	3/17/2023	(18,676)
U.S. Dollar Index Futures	15	1,551,307	1,549,035	3/13/2023	(2,272)

Total Long					$(194,367)

Futures Contracts – Short
Japanese Yen Currency Futures	(4)	$(374,767)	$(385,350)	3/13/2023	$(10,583)
Euro FX Currency Futures	(12)	(1,608,867)	(1,613,100)	3/13/2023	(4,233)
British Pound Currency Futures	(4)	(310,839)	(302,100)	3/13/2023	8,739
Canadian Dollar Currency Futures	(3)	(221,362)	(221,760)	3/14/2023	(398)
90-day Euro-Dollar Futures	(7)	(1,676,804)	(1,673,000)	3/18/2024	3,804
U.S. Treasury 2-Year Note Futures	(8)	(1,639,277)	(1,640,625)	3/31/2023	(1,348)

Total Short					$(4,019)

Total Futures Contracts					$(198,386)

(a)	Mizuho Securities USA LLC is the counterparty for all Open Futures Contracts held by the Fund at December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	115

iMGP RBA Responsible Global Allocation ETF 2022 Annual Report

The iMGP RBA Responsible Global Allocation ETF outperformed its benchmark in 2022 (since its inception on 2/1/2022), posting a return of -10.88% at NAV and -11.13% at Market Price compared to a -12.86% return for its global balanced benchmark index (65% MSCI ACWI, 35% Bloomberg US Aggregate Bond Index).

Performance as of 12/31/2022
Total Return Since Inception (2/1/22)
iMGP RBA Responsible Global Allocation ETF (NAV)	-10.88%
iMGP RBA Responsible Global Allocation ETF (Price)	-11.13%
65/35 Blend of MSCI ACWI & Bloomberg Agg Bond Index	-12.86%
65/35 Blend of MSCI ACWI ESG Leaders & Bloomberg MSCI US Aggregate ESG Focus Index	-13.70%
Morningstar US Fund World Allocation Category	-10.46%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Short term performance is not a good indication of the fund’s future performance and should not be the sole basis for investing in the fund. Performance data current to the most recent month end may be obtained by visiting www.imgpfunds.com.

Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Equity Positioning

The Strategy was slightly underweight equity over the period, holding an average weight of 64.0% (1ppt underweight) in 2022. The equity sleeve outperformed by 4.4% vs. the MSCI ACWI Index. This outperformance was driven by the underweights to long duration growth names in the tech, consumer discretionary, and communication services sectors as well as an overweight to health care. An overweight to consumer staples also helped. Overweighting Japan and Europe relative to ACWI was also accretive to the portfolio. An underweight to the US was also helpful.

Fixed Income Positioning

The Strategy was underweight fixed income throughout the period, holding an average weight of 34.2% (0.8ppt overweight) in 2022. The fixed income sleeve outperformed by about 1%. This was mainly driven by an overweight to investment grade corporates, specifically shorter-term corporate exposure. An allocation to high-yield corporates was also accretive. Underweights to Treasuries and mortgages hurt performance on a relative basis throughout the year. A slight cash exposure of around 2% helped to dampen beta in volatile markets and assisted in performance versus the benchmark.

Manager Outlook and Portfolio Positioning

RBA’s investment process remains focused on the three pillars of corporate profits, liquidity and investor sentiment/valuation, all of which suggest that we remain in a weakening fundamental backdrop.

2023 may be another difficult year for investors who hope to relive the speculative markets of 2020 and 2021. Consensus seems poised for a signal from the Fed that they will lower interest rates and reignite investors’ interest in more speculative investments. But with inflation the highest in 40 years and the entire credibility of central banking being challenged, the odds seem to favor too much tightening of monetary policy rather than too little.

We focus on three themes going into 2023:

(1) Play defense and worry later about playing offense

The US, and many other countries, are in the early stages of profits recessions, yet both equity and fixed-income markets have been very slow to anticipate the potential falloff in corporate profits. We believe a defensive posture in the portfolio is prudent to combat this.

(2) Diversify geographically

Investors should consider increasing geographic diversification. Today, consensus among investors favors US equities, but profit fundamentals for the US are among the worst of the major regions. We continue to have lower-than-normal exposure to US equities within our portfolios because of the combination of US sector weights in the most speculative sectors (Technology, Communications Services, and Consumer Discretionary) and the deterioration in US profits fundamentals.

116	Litman Gregory Funds Trust

(3) Accept that the world is changing

Growth investors should not become mired in the old growth themes and should be on the lookout for new ones. Consensus is still focused on the leadership of the last 5-10 years. However, the global economy is changing and leadership within the financial markets is likely to reflect that changing economy.

Investors should probably never invest purely for short-term or long-term opportunities. Every secular theme can be influenced by the cycle, and every cyclical theme can be influenced by secular forces. Our portfolios at RBA attempt to balance the cyclical AND the secular economic influences.

IRBA Portfolio Allocations as of December 31, 2022

Asset Class Exposures
U.S. Equities	35.9%
Non-U.S. Equities	29.4%
U.S. Fixed Income	30.1%
Non-U.S. Fixed Income	4.6%
Cash	0.0%

Total	100%

IRBA vs Global Blended 65/35 Benchmark	IRBA Weight	Benchmark Weight	Relative Weight
Total	100%	100%	0.0%
Equity (MSCI ACWI)	65.3%	65.0%	0.3%
Fixed Income (Bloomberg US Aggregate Bond Index)	34.7%	35.0%	-0.3%
Cash	0.0%	0.0%	0.0%

IRBA Equity Region vs MSCI ACWI Net Index	IRBA Weight	Benchmark Weight	Relative Weight
Total	100.0%	100.0%	0.0%
US	55.0%	61.6%	-6.6%
Canada	1.6%	3.0%	-1.4%
Europe	17.8%	11.6%	6.2%
United Kingdom	4.2%	3.3%	1.0%
Japan	9.7%	5.6%	4.1%
Asia ex-JPY	4.8%	3.3%	1.5%
Emerging Markets	6.9%	11.7%	-4.8%

IRBA Equity Sector vs MSCI ACWI Net Index	IRBA Weight	Benchmark Weight	Relative Weight
Total	100.0%	100.0%	0.0%
Communication Services	4.1%	6.8%	-2.7%
Consumer Discretionary	7.0%	10.4%	-3.4%
Consumer Staples	12.2%	7.7%	4.5%
Energy	2.1%	5.6%	-3.5%
Financials	11.5%	15.2%	-3.7%
Health Care	18.0%	13.4%	4.6%
Industrials	12.6%	10.2%	2.4%
Information Technology	13.9%	20.0%	-6.1%
Materials	7.4%	5.0%	2.4%
Real Estate	7.7%	2.6%	5.1%
Utilities	3.6%	3.2%	0.4%

IRBA Fixed Income Characteristics
Duration	6.1 years
Yield to Maturity	4.77%
Average Credit Quality	AA-

Fund Summary	117

iMGP RBA Responsible Global Allocation ETF Value of Hypothetical $10,000

The value of a hypothetical $10,000 investment in the iMGP RBA Responsible Global Allocation ETF from January 31, 2022 to December 31, 2022 compared with the 65/35 Blend of MSCI ACWI & Bloomberg US Aggregate Bond Index, Morningstar World Allocation Category and 65/35 Blend of MSCI ACWI ESG Leaders & Bloomberg MSCI US Aggregate ESG Focus Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

118	Litman Gregory Funds Trust

iMGP RBA Responsible Global Allocation ETF

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2022

Shares		Value

EXCHANGE-TRADED FUNDS: 100.1%
7,334	iShares ESG Advanced MSCI EAFE ETF	$398,016
55,645	iShares ESG Aware US Aggregate Bond ETF	2,600,847
8,656	iShares ESG Aware USD Corporate Bond ETF	193,007
19,380	iShares MSCI Global Sustainable Development Goals	1,529,276
10,944	iShares Trust iShares ESG Aware MSCI EAFE ETF	719,459
41,800	Nuveen ESG Large-Cap Value ETF	1,431,232
5,854	PIMCO Enhanced Short Maturity Active ESG ETF	567,251
6,262	Vanguard ESG International Stock ETF	308,028
17,214	WisdomTree US ESG Fund	706,963

TOTAL EXCHANGE-TRADED FUNDS (Cost $8,998,864)		8,454,079

TOTAL INVESTMENTS (Cost: $8,998,864): 100.1%		8,454,079

Liabilities in Excess of Other Assets: (0.1)%		(4,704)

NET ASSETS: 100.0%		$8,449,375

Percentages are stated as a percent of net assets.

ETF	Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	119

Litman Gregory Funds Trust

EXPENSE EXAMPLES – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 to 12/31/22)	Expenses Ratio During Period* (7/1/22 to 12/31/22)
iMGP Global Select Fund – Institutional Actual	$1,000.00	$1,022.00	$5.40	1.06%
iMGP Global Select Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.86	$5.40	1.06%
iMGP International Fund – Institutional Actual	$1,000.00	$1,011.40	$7.10	1.40%
iMGP International Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,018.14	$7.12	1.40%
iMGP Oldfield International Value Fund – Institutional Actual	$1,000.00	$1,022.00	$4.79	0.94%
iMGP Oldfield International Value Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.46	$4.79	0.94%
iMGP SBH Focused Small Value Fund – Institutional Actual	$1,000.00	$1,079.70	$6.03	1.15%
iMGP SBH Focused Small Value Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,019.40	$5.85	1.15%
iMGP Alternative Strategies Fund – Institutional Actual	$1,000.00	$989.30	$7.17	1.43%
iMGP Alternative Strategies Fund – Investor Actual	$1,000.00	$988.80	$8.47	1.69%
iMGP Alternative Strategies Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,017.99	$7.27	1.43%
iMGP Alternative Strategies Fund – Investor Hypothetical - (5% return before expenses)	$1,000.00	$1,016.68	$8.59	1.69%
iMGP High Income Alternatives Fund – Institutional Actual	$1,000.00	$1,010.90	$5.07	1.00%
iMGP High Income Alternatives Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%
iMGP Dolan McEniry Corporate Bond Fund – Institutional Actual	$1,000.00	$1,010.80	$3.55	0.70%
iMGP Dolan McEniry Corporate Bond Fund – Institutional Hypothetical - (5% return before expenses)	$1,000.00	$1,021.67	$3.57	0.70%
iMGP DBi Managed Futures Strategy ETF – Actual	$1,000.00	$974.90	$4.23	0.85%
iMGP DBi Managed Futures Strategy ETF – Hypothetical - (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
iMGP DBi Hedge Strategy ETF – Actual	$1,000.00	$994.70	$4.27	0.85%
iMGP DBi Hedge Strategy ETF – Hypothetical - (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

120	Litman Gregory Funds Trust

	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Expenses Paid During Period* (7/1/22 to 12/31/22)	Expenses Ratio During Period* (7/1/22 to 12/31/22)
iMGP RBA Responsible Global Allocation ETF – Actual	$1,000.00	$1,008.20	$2.78	0.55%
iMGP RBA Responsible Global Allocation ETF – Hypothetical - (5% return before expenses)	$1,000.00	$1,022.43	$2.80	0.55%

* Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half-year period).

Expense Examples	121

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2022

	Global Select Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
ASSETS:
Investments in securities at cost	$115,704,854	$193,032,467	$30,943,055	$42,818,752
Repurchase agreements at cost	3,942,000	13,958,000	—	—

Total investments at cost	$119,646,854	$206,990,467	$30,943,055	$42,818,752

Investments in securities at value	$119,962,384	$189,671,039	$31,828,075	$47,625,314
Repurchase agreements at value	3,942,000	13,958,000	—	—

Total investments at value	$123,904,384	$203,629,039	$31,828,075	$47,625,314

Cash	984,893	13,004	773,485	1,119,117
Cash, denominated in foreign currency (cost of $382,539, $394, $119,324 and $0, respectively)	358,906	391	120,411	—
Receivables:
Foreign tax reclaims	27,296	2,423,805	70,762	—
Securities sold	1,444,030	139,065	389,015	43,442
Dividends and interest	110,842	30,766	31,441	35,326
Advisory reimbursement	125,691	—	223,978	93,735
Fund shares sold	850	1,050	4,336	3,145
Line of credit interest	—	7,783	—	—
Prepaid expenses	9,375	7,025	13,475	8,932

Total Assets	126,966,267	206,251,928	33,454,978	48,929,011

LIABILITIES:
Payables:
Advisory fees	118,726	162,099	136,976	74,703
Securities purchased	137,887	—	110,413	—
Fund shares redeemed	167,600	119,824	11,675	27,943
Foreign taxes withheld	589	—	—	—
Trustees fees	2,475	2,475	2,475	2,475
Professional fees	27,246	33,312	25,474	15,258
Line of credit	6,500,000	—	—	—
Line of credit interest	27,182	—	—	—
Chief Compliance Officer fees	8,054	8,054	8,054	8,054
Accrued other expenses	253,813	356,087	117,373	128,607

Total Liabilities	7,243,572	681,851	412,440	257,040

NET ASSETS	$119,722,695	$205,570,077	$33,042,538	$48,671,971

Institutional Class:
Net Assets	$119,722,695	$205,570,077	$33,042,538	$48,671,971
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	11,199,331	13,558,507	3,380,987	3,782,390
Net asset value, offering price and redemption price per share	$10.69	$15.16	$9.77	$12.87

COMPONENTS OF NET ASSETS
Paid-in capital	$117,080,875	$256,873,027	$33,436,334	$45,582,255
Accumulated distributable earnings (deficit)	2,641,820	(51,302,950)	(393,796)	3,089,716

Net assets	$119,722,695	$205,570,077	$33,042,538	$48,671,971

The accompanying notes are an integral part of these financial statements.

122	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2022 – (Continued)

	Alternative Strategies Fund (Consolidated)	High Income Alternatives Fund	Dolan McEniry Corporate Bond Fund
ASSETS:
Investments in securities at cost	$839,257,055	$110,347,119	$101,706,716
Repurchase agreements at cost	247,795,000	1,554,000	—

Total investments at cost	$1,087,052,055	$111,901,119	$101,706,716

Investments in securities at value	$726,202,730	$100,273,118	$93,132,543
Repurchase agreements at value	247,795,000	1,554,000	—

Total investments at value	$973,997,730	$101,827,118	$93,132,543

Cash	—	395,312	1,458,436
Cash, denominated in foreign currency (cost of $288,494, $2,207 and $0, respectively)	276,939	1,626	—
Deposits at brokers for securities sold short	1,086,626	—	—
Deposits at brokers for futures	8,084,592	—	—
Deposits at brokers for written options	1,521,273	—	—
Deposits at brokers for swaps	3,005,146	157,931	—
Receivables:
Securities sold	32,538,951	1,504,505	—
Dividends and interest	6,374,721	996,675	1,028,264
Fund shares sold	6,004,321	180,493	293,549
Variation margin - Centrally Cleared Swaps	400,347	—	—
Foreign tax reclaims	309,798	2,742	—
Other Receivables	101,143	—	—
Dividend and interest for swap resets	78,213	—	—
Variation margin - Futures	311,616	2,788	—
Net swap premiums paid	14,943	—	—
Unrealized gain on forward foreign currency exchange contracts	281,744	2,616	—
Unrealized gain on swaps	1,020,910	—	—
Prepaid expenses	9,385	10,198	—

Total Assets	1,035,418,398	105,082,004	95,912,792

LIABILITIES:
Written options (premium received, $13,653, $269,150 and $0, respectively)	12,671	177,155	—
Securities sold short (proceeds, $4,520,194, $0 and $0, respectively)	4,477,127	—	—
Payables:
Advisory fees	1,016,577	25,741	80,536
Securities purchased	4,158,320	2,716,782	284,782
Fund shares redeemed	4,138,513	1,129,001	178,334
Foreign taxes withheld	1,338	—	—
Trustees fees	2,475	2,475	2,475
Professional fees	152,206	38,742	25,018
Custodian for overdraft	935,152	—	—
Line of credit	—	1,000,000	—
Distributions payable	—	—	56,326
Line of credit interest	36,067	7,339	—
Dividend and interest for swap resets	—	3,912	—
Variation margin - Centrally Cleared Swaps	—	5,116	—
Short dividend	3,186	—	—
Chief Compliance Officer fees	8,054	8,054	8,054
Unrealized loss on unfunded loan commitment	45,880	5,701	—
Unrealized loss on forward foreign currency exchange contracts	489,474	1,136	—
Unrealized loss on swaps	19,559	—	—
Distribution fees payable for investor class (see Note 4)	20,626	—	—
Accrued other expenses	1,280,359	199,893	99,366

Total Liabilities	16,797,584	5,321,047	734,891

Commitments and Contingencies (See Note 8)
NET ASSETS	$1,018,620,814	$99,760,957	$95,177,901

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	123

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2022 – (Continued)

	Alternative Strategies Fund (Consolidated)	High Income Alternatives Fund	Dolan McEniry Corporate Bond Fund
Institutional Class:
Net Assets	$973,218,151	$99,760,957	$95,177,901
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	94,964,294	10,882,473	9,975,049
Net asset value, offering price and redemption price per share	$10.25	$9.16	$9.54

Investor Class:
Net Assets	$45,402,663	$—	$—
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	4,418,000	—	—
Net asset value, offering price and redemption price per share	$10.28	$—	$—

COMPONENTS OF NET ASSETS
Paid-in capital	$1,176,827,221	$111,861,561	$105,134,390
Accumulated distributable earnings (deficit)	(158,206,407)	(12,100,604)	(9,956,489)

Net assets	$1,018,620,814	$99,760,957	$95,177,901

The accompanying notes are an integral part of these financial statements.

124	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2022 – (Continued)

	DBi Managed Futures Strategy ETF (Consolidated)	DBi Hedge Strategy ETF	RBA Responsible Global Allocation ETF
ASSETS:
Investments in securities at cost	$—	$—	$8,998,864
Investments in securities at value	$—	$—	$8,454,079
Cash	862,192,783	13,689,161	72,553
Deposits at brokers for futures	65,582,299	986,689	—
Receivables:
Fund shares sold	21,783,825	—	—
Dividends and interest	—	—	6,272
Advisory reimbursement	27,977	—	—
Variation margin - Futures	2,440,541	—	—

Total Assets	952,027,425	14,675,850	8,532,904

LIABILITIES:
Payables:
Advisory fees	708,375	5,865	3,634
Distributions payable	—	—	79,895
Variation margin - Futures	—	51,687	—

Total Liabilities	708,375	57,552	83,529

NET ASSETS	$951,319,050	$14,618,298	$8,449,375

Net Assets	$951,319,050	$14,618,298	$8,449,375
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	32,750,000	575,000	950,000
Net asset value, offering price and redemption price per share	$29.05	$25.42	$8.89

COMPONENTS OF NET ASSETS
Paid-in capital	$1,035,172,366	$16,072,503	$9,190,133
Accumulated distributable earnings (deficit)	(83,853,316)	(1,454,205)	(740,758)

Net assets	$951,319,050	$14,618,298	$8,449,375

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	125

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2022

	Global Select Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $57,859, $622,704, $81,898 and $3,716, respectively)	$2,018,883	$4,912,974	$658,428	$683,231
Interest	17,988	42,007	—	—

Total income	2,036,871	4,954,981	658,428	683,231

Expenses
Advisory fees	2,004,671	2,828,242	178,666	544,007
Transfer agent fees	126,660	127,494	41,381	59,950
Fund accounting fees	84,754	74,094	61,201	80,486
Administration fees	97,077	124,642	34,099	26,748
Professional fees	55,201	70,844	36,685	19,892
Trustee fees	89,291	101,331	67,595	71,870
Custody fees	52,742	224,235	29,830	14,074
Reports to shareholders	75,610	80,419	48,254	42,679
Registration expense	64,278	65,953	25,241	34,433
Miscellaneous	16,659	28,826	6,952	8,372
Insurance expense	3,475	4,398	—	66
Dividend & interest expense	56,088	29,990	275	655
Chief Compliance Officer fees	8,054	8,054	8,054	8,054

Total expenses	2,734,560	3,768,522	538,233	911,286
Less: fees waived (see Note 3)	(592,033)	(571,021)	(298,310)	(285,678)

Net expenses	2,142,527	3,197,501	239,923	625,608

Net investment income (loss)	(105,656)	1,757,480	418,505	57,623

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	33,809,807	(32,405,462)	(1,271,962)	(1,203,861)
Forward foreign currency exchange contracts	—	103,704	—	—
Foreign currency transactions	(35,166)	(144,981)	(47,814)	—

Net realized gain (loss)	33,774,641	(32,446,739)	(1,319,776)	(1,203,861)

Net change in unrealized appreciation/depreciation on:
Investments	(100,215,954)	(44,890,615)	(536,538)	(7,333,175)
Forward foreign currency exchange contracts	—	17,619	—	—
Foreign currency transactions	(20,135)	(139,149)	(2,540)	—

Net change in unrealized appreciation/depreciation	(100,236,089)	(45,012,145)	(539,078)	(7,333,175)

Net realized and unrealized gain (loss) on investments, forward foreign currency exchange contracts, and foreign currency transactions	(66,461,448)	(77,458,884)	(1,858,854)	(8,537,036)

Net decrease in net assets resulting from operations	$(66,567,104)	$(75,701,404)	$(1,440,349)	$(8,479,413)

The accompanying notes are an integral part of these financial statements.

126	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2022 – (Continued)

	Alternative Strategies Fund (Consolidated)	High Income Alternatives Fund	Dolan McEniry Corporate Bond Fund
INVESTMENT INCOME:
Income
Dividends (net of foreign taxes withheld of $140,631, $0 and $0, respectively)	$5,831,489	$261,674	$—
Interest (net of interest taxes withheld of $0, $958 and $0, respectively)	53,304,461	5,474,846	2,294,682

Total income	59,135,950	5,736,520	2,294,682

Expenses
Advisory fees	19,341,511	1,108,172	423,817
Transfer agent fees	935,883	82,067	192,080
Fund accounting fees	292,793	104,905	16,346
Administration fees	515,914	52,198	—
Professional fees	367,224	57,314	35,555
Trustee fees	261,127	80,152	73,484
Custody fees	466,720	79,786	8,657
Reports to shareholders	137,906	6,398	35,750
Registration expense	208,007	33,149	59,604
Miscellaneous	45,701	9,525	12,936
Insurance expense	20,011	1,186	2,957
Dividend & interest expense	465,034	16,276	—
Chief Compliance Officer fees	8,054	8,054	8,054
Distribution fees for investor class (see Note 4)	153,365	—	3,362 [1]
Service fees for investor class (see Note 5)	—	—	1,345 [1]

Total expenses	23,219,250	1,639,182	873,947
Less: fees waived (see Note 3)	(3,839,876)	(483,643)	(275,958)

Net expenses	19,379,374	1,155,539	597,989

Net investment income	39,756,576	4,580,981	1,696,693

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, excluding purchased options	(51,328,600)	(1,088,231)	(1,083,207)
Purchased options	(979,208)	192,837	—
Short sales	(6,985,892)	—	—
Written options	(27,556)	(797,642)	—
Forward foreign currency exchange contracts	2,699,775	50,952	—
Foreign currency transactions	82,874	430	—
Futures	626,499	33,697	—
Swap contracts	23,831,467	3,252	—

Net realized (loss)	(32,080,641)	(1,604,705)	(1,083,207)

Net change in unrealized appreciation/depreciation on:
Investments, excluding purchased options	(179,880,170)	(10,925,962)	(8,311,480)
Purchased options	(20,412)	7,063	—
Unfunded loan commitment	(45,880)	(4,060)	—
Short sales	15,761,089	—	—
Written options	27,504	(55,133)	—
Forward foreign currency exchange contracts	(40,871)	(9,346)	—
Foreign currency transactions	7,340	393	—
Futures	1,638,373	(42,792)	—
Swap contracts	6,982,856	(204,106)	—

Net change in unrealized appreciation/depreciation	(155,570,171)	(11,233,943)	(8,311,480)

Net realized and unrealized gain (loss) on investments, purchased options, unfunded loan commitment, short sales, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	(187,650,812)	(12,838,648)	(9,394,687)

Net decrease in net assets resulting from operations	$(147,894,236)	$(8,257,667)	$(7,697,994)

[1]	Investor Class shares were converted into Institutional Class shares at the close of business on September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Statements of Operations	127

Litman Gregory Funds Trust

STATEMENTS OF OPERATIONS For the Year or Period Ended December 31, 2022 – (Continued)

	DBi Managed Futures Strategy ETF (Consolidated)	DBi Hedge Strategy ETF	RBA Responsible Global Allocation ETF*
INVESTMENT INCOME:
Income
Dividends	$—	$—	$156,813
Interest	559,622	11,215	—

Total income	559,622	11,215	156,813

Expenses
Advisory fees	3,889,866	143,237	31,131

Total expenses	3,889,866	143,237	31,131

Net expenses	3,889,866	143,237	31,131

Net investment income (loss)	(3,330,244)	(132,022)	125,682

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	—	—	(202,649)
Futures	(27,605,144)	(717,912)	—

Net realized (loss)	(27,605,144)	(717,912)	(202,649)

Net change in unrealized appreciation/depreciation on:
Investments	100	28	(544,785)
Futures	5,214,968	(350,044)	—

Net change in unrealized appreciation/depreciation	5,215,068	(350,016)	(544,785)

Net realized and unrealized gain (loss) on investments and futures	(22,390,076)	(1,067,928)	(747,434)

Net decrease in net assets resulting from operations	$(25,720,320)	$(1,199,950)	$(621,752)

*	Commenced operations on January 31, 2022.

The accompanying notes are an integral part of these financial statements.

128	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Global Select Fund		International Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(105,656)	$(360,216)	$1,757,480	$12,411,112
Net realized gain (loss) on investments, forward foreign currency exchange contracts, and foreign currency transactions	33,774,641	41,103,031	(32,446,739)	61,155,939
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, and foreign currency transactions	(100,236,089)	3,441,796	(45,012,145)	(36,470,753)

Net increase (decrease) in net assets resulting from operations	(66,567,104)	44,184,611	(75,701,404)	37,096,298

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(30,421,651)	(38,624,889)	(1,809,650)	(12,424,454)

Total distributions	(30,421,651)	(38,624,889)	(1,809,650)	(12,424,454)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	730,751	2,539,284	20,977,847	13,412,225
Reinvested distributions
Institutional Class	29,224,050	37,117,107	1,035,618	6,892,434
Payment for shares redeemed
Institutional Class	(73,982,459)	(39,403,874)	(78,648,821)	(32,002,752)

Net increase (decrease) in net assets from capital share transactions	(44,027,658)	252,517	(56,635,356)	(11,698,093)

Total increase (decrease) in net assets	(141,016,413)	5,812,239	(134,146,410)	12,973,751
NET ASSETS:
Beginning of year	260,739,108	254,926,869	339,716,487	326,742,736

End of year	$119,722,695	$260,739,108	$205,570,077	$339,716,487

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	49,592	122,929	1,273,140	682,884
Reinvested distributions	2,726,124	2,016,138	67,732	366,814
Redeemed	(5,442,891)	(1,962,054)	(5,208,092)	(1,651,180)

Net increase (decrease) from capital share transactions	(2,667,175)	177,013	(3,867,220)	(601,482)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	129

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Oldfield International Value Fund		SBH Focused Small Value Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$418,505	$478,112	$57,623	$(23,126)
Net realized gain (loss) on investments and foreign currency transactions	(1,319,776)	280,610	(1,203,861)	4,226,491
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(539,078)	876,672	(7,333,175)	5,036,195

Net increase (decrease) in net assets resulting from operations	(1,440,349)	1,635,394	(8,479,413)	9,239,560

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(430,948)	(725,262)	—	(1,466,176)
Return of capital	(83,911)	—	—	—

Total distributions	(514,859)	(725,262)	—	(1,466,176)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	16,007,366	15,396,369	9,799,979	29,293,557
Reinvested distributions
Institutional Class	514,859	725,262	—	1,445,114
Payment for shares redeemed
Institutional Class	(7,432,977)	(2,328,101)	(18,289,002)	(9,682,753)

Net increase (decrease) in net assets from capital share transactions	9,089,248	13,793,530	(8,489,023)	21,055,918

Total increase (decrease) in net assets	7,134,040	14,703,662	(16,968,436)	28,829,302
NET ASSETS:
Beginning of year	25,908,498	11,204,836	65,640,407	36,811,105

End of year	$33,042,538	$25,908,498	$48,671,971	$65,640,407

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	1,853,443	1,295,726	733,141	2,084,723
Reinvested distributions	52,698	63,675	—	100,495
Redeemed	(746,819)	(195,134)	(1,367,816)	(664,822)

Net increase (decrease) from capital share transactions	1,159,322	1,164,267	(634,675)	1,520,396

The accompanying notes are an integral part of these financial statements.

130	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Alternative Strategies Fund		High Income Alternatives Fund
	(Consolidated) Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$39,756,576	$36,011,798	$4,580,981	$2,925,802
Net realized gain (loss) on investments, short sales, purchased options, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	(32,080,641)	54,835,739	(1,604,705)	4,790,136
Net change in unrealized appreciation/depreciation on investments, short sales, unfunded loan commitment, purchased options, written options, forward foreign currency exchange contracts, foreign currency transactions, futures and swap contracts	(155,570,171)	(35,584,332)	(11,233,943)	(1,990,030)

Net increase (decrease) in net assets resulting from operations	(147,894,236)	55,263,205	(8,257,667)	5,725,908

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(45,968,107)	(88,707,336)	(5,028,188)	(5,437,135)
Investor Class	(1,980,781)	(4,371,661)	—	—

Total distributions	(47,948,888)	(93,078,997)	(5,028,188)	(5,437,135)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	327,898,875	427,574,664	41,554,612	33,262,004
Investor Class	12,765,362	21,516,780	—	—
Reinvested distributions
Institutional Class	44,116,559	84,597,628	5,027,687	5,434,225
Investor Class	1,962,992	4,342,782	—	—
Payment for shares redeemed
Institutional Class	(724,216,028)	(380,769,810)	(40,194,547)	(20,193,368)
Investor Class	(36,133,310)	(22,663,967)	—	—

Net increase (decrease) in net assets from capital share transactions	(373,605,550)	134,598,077	6,387,752	18,502,861

Total increase (decrease) in net assets	(569,448,674)	96,782,285	(6,898,103)	18,791,634
NET ASSETS:
Beginning of year	1,588,069,488	1,491,287,203	106,659,060	87,867,426

End of year	$1,018,620,814	$1,588,069,488	$99,760,957	$106,659,060

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	29,691,572	34,873,258	4,232,959	3,200,912
Reinvested distributions	4,179,790	7,125,239	532,822	525,047
Redeemed	(67,531,532)	(31,138,890)	(4,270,585)	(1,943,439)

Net increase (decrease) from capital share transactions	(33,660,170)	10,859,607	495,196	1,782,520

Investor Class:
Sold	1,161,776	1,749,767	—	—
Reinvested distributions	185,496	364,946	—	—
Redeemed	(3,344,822)	(1,851,930)	—	—

Net increase (decrease) from capital share transactions	(1,997,550)	262,783	—	—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	131

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	Dolan McEniry Corporate Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,696,693	$1,124,445
Net realized gain (loss) on investments	(1,083,207)	481,350
Net change in unrealized appreciation/depreciation on investments	(8,311,480)	(2,336,313)

Net decrease in net assets resulting from operations	(7,697,994)	(730,518)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(1,920,973)	(1,668,015)
Investor Class	(21,557)	(86,334)

Total distributions	(1,942,530)	(1,754,349)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Institutional Class	53,791,946	63,003,335
Institutional Class - converted from Investor Class[1]	1,066,833	—
Investor Class	38,978 [1]	886,894
Reinvested distributions
Institutional Class	1,323,481	1,182,792
Investor Class	19,652 [1]	86,334
Payment for shares redeemed
Institutional Class	(42,446,089)	(28,693,722)
Investor Class	(3,958,310)[1]	(1,269,027)
Investor Class - converted to Institutional Class[1]	(1,066,833)	—

Net increase in net assets from capital share transactions	8,769,658	35,196,606

Total increase (decrease) in net assets	(870,866)	32,711,739
NET ASSETS:
Beginning of year	96,048,767	63,337,028

End of year	$95,177,901	$96,048,767

CAPITAL TRANSACTIONS IN SHARES
Institutional Class:
Sold	5,513,810	5,825,709
Sold - shares converted from Investor Class[1]	114,110	—
Reinvested distributions	135,848	110,295
Redeemed	(4,337,828)	(2,667,818)

Net increase from capital share transactions	1,425,940	3,268,186

Investor Class:[1]
Sold	3,812	82,305
Reinvested distributions	1,967	8,064
Redeemed	(383,748)	(118,222)
Redeemed - shares converted to Institutional Class[1]	(114,175)	—

Net decrease from capital share transactions	(492,144)	(27,853)

[1]	Investor Class shares were converted into Institutional Class shares at the close of business on September 30, 2022.

The accompanying notes are an integral part of these financial statements.

132	Litman Gregory Funds Trust

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

	DBi Managed Futures Strategy ETF (Consolidated)		DBi Hedge Strategy ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(3,330,244)	$(456,166)	$(132,022)	$(167,562)
Net realized gain (loss) on futures	(27,605,144)	3,609,593	(717,912)	1,329,824
Net change in unrealized appreciation/depreciation on investments and futures	5,215,068	(142,027)	(350,016)	(170,928)

Net increase (decrease) in net assets resulting from operations	(25,720,320)	3,011,400	(1,199,950)	991,334

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(71,549,725)	(3,636,131)	(226,550)	(3,008,500)
Return of capital	(367,075)	(2,722,219)	—	—

Total distributions	(71,916,800)	(6,358,350)	(226,550)	(3,008,500)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,148,550,633	39,419,318	10,784,800	8,060,273
Payment for shares redeemed	(159,973,878)	(12,146,710)	(12,000,710)	(7,302,015)

Net increase (decrease) in net assets from capital share transactions	988,576,755	27,272,608	(1,215,910)	758,258

Total increase (decrease) in net assets	890,939,635	23,925,658	(2,642,410)	(1,258,908)
NET ASSETS:
Beginning of year	60,379,415	36,453,757	17,260,708	18,519,616

End of year	$951,319,050	$60,379,415	$14,618,298	$17,260,708

CAPITAL TRANSACTIONS IN SHARES
Sold	35,400,000	1,400,000	400,000	250,000
Redeemed	(5,025,000)	(450,000)	(450,000)	(225,000)

Net increase (decrease) from capital share transactions	30,375,000	950,000	(50,000)	25,000

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	133

Litman Gregory Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS – (Continued)

RBA Responsible Global Allocation ETF
Period Ended December 31, 2022*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$125,682
Net realized loss on investments	(202,649)
Net change in unrealized appreciation/depreciation on investments	(544,785)

Net decrease in net assets resulting from operations	(621,752)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(119,006)

Total distributions	(119,006)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,190,133

Net increase in net assets from capital share transactions	9,190,133

Total increase in net assets	8,449,375
NET ASSETS:
Beginning of period	—

End of period	$8,449,375

CAPITAL TRANSACTIONS IN SHARES
Sold	950,000
Redeemed	—

Net increase from capital share transactions	950,000

*	Commenced operations on January 31, 2022.

The accompanying notes are an integral part of these financial statements.

134	Litman Gregory Funds Trust

iMGP Global Select Fund (formerly iMGP Equity Fund) – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$18.80	$18.62	$17.54	$15.02	$19.10

Income from investment operations:
Net investment income (loss)[1]	(0.01)	(0.03)	(0.05)	0.08 [2]	(0.01)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(4.78)	3.27	3.45	4.03	(1.90)

Total income (loss) from investment operations	(4.79)	3.24	3.40	4.11	(1.91)

Less distributions:
From net investment income	—	—	—	(0.08)	—

From net realized gains	(3.32)	(3.06)	(2.32)	(1.51)	(2.17)

Total distributions	(3.32)	(3.06)	(2.32)	(1.59)	(2.17)

Net asset value, end of year	$10.69	$18.80	$18.62	$17.54	$15.02

Total return	(25.52)%	17.75%	19.52%	27.55%	(9.91)%

Ratios/supplemental data:
Net assets, end of year (millions)	$119.7	$260.7	$254.9	$286.3	$259.8

Ratios of total expenses to average net assets:
Before fees waived	1.50%[4]	1.29%[5]	1.35%[5]	1.35%[4]	1.29%[3]

After fees waived	1.18%[4,6]	1.16%[5,6]	1.23%[5,6]	1.24%[4,6]	1.17%[3,6]

Ratio of net investment income (loss) to average net assets	(0.06)%[4]	(0.13)%[5]	(0.29)%[5]	0.44%[2,4]	(0.08)%[3]

Portfolio turnover rate	108.86%	27.74%	56.91%	25.02%[7]	41.68%[7]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.33% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.03% of average net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	135

iMGP International Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$19.50	$18.12	$17.65	$13.94	$17.73

Income from investment operations:
Net investment income[1]	0.11	0.71 [4]	0.07	0.27 [3]	0.30 [2]

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(4.32)	1.39	0.80	3.97	(3.99)

Total income (loss) from investment operations	(4.21)	2.10	0.87	4.24	(3.69)

Less distributions:
From net investment income	(0.13)	(0.72)	(0.40)	(0.53)	(0.10)

From net realized gains	—	—	—	—	—

Total distributions	(0.13)	(0.72)	(0.40)	(0.53)	(0.10)

Net asset value, end of year	$15.16	$19.50	$18.12	$17.65	$13.94

Total return	(21.58)%	11.75%	5.02%	30.45%	(20.80)%

Ratios/supplemental data:
Net assets, end of year (millions)	$205.6	$339.7	$326.7	$401.5	$368.6

Ratios of total expenses to average net assets:
Before fees waived	1.47%[5]	1.28%[6]	1.39%[5]	1.36%[5]	1.33%[5]

After fees waived	1.24%[5,7]	1.05%[6,7]	1.15%[5,7]	1.12%[5,7]	1.09%[5,7]

Ratio of net investment income to average net assets	0.68%[5]	3.63%[4,6]	0.49%[5]	1.65%[3,5]	1.74%[2,5]

Portfolio turnover rate	42.74%	99.91%	59.61%	45.48%[8]	35.15%[8]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.05 per share and 0.29% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.10 per share and 0.60% of average daily net assets.
[4]	Include non-cash distributions amounting to $0.68 per share and 3.46% of average daily net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes Interest & Dividend expense of 0.00% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

136	Litman Gregory Funds Trust

iMGP Oldfield International Value Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Year Ended December 31,		Period Ended December 31, 2020**
	2022	2021
Net asset value, beginning of period	$11.66	$10.60	$10.00

Income from investment operations:
Net investment income (loss)[1]	0.17	0.26 [2]	(0.01)

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	(1.90)	1.13	0.61

Total income (loss) from investment operations	(1.73)	1.39	0.60

Less distributions:
From net investment income	(0.11)	(0.22)	—

From net realized gains	(0.02)	(0.11)	—

Return of capital	(0.03)	—	—

Total distributions	(0.16)	(0.33)	—

Net asset value, end of period	$9.77	$11.66	$10.60

Total return	(14.89)%	13.21%	6.00	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$33.0	$25.9	$11.2

Ratios of total expenses to average net assets:
Before fees waived	2.11%[3]	1.52%[3]	5.38	%*

After fees waived	0.94%[3]	0.94%[3,4]	0.94	%*

Ratio of net investment income (loss) to average net assets	1.64%[3]	2.15%[2,3]	(0.94	)%*

Portfolio turnover rate	34.50%	16.31%	2.51	%+

+	Not annualized.
*	Annualized.
**	Commenced operations on November 30, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	137

iMGP SBH Focused Small Value Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Year Ended December 31,		Period Ended December 31, 2020**
	2022	2021
Net asset value, beginning of period	$14.86	$12.71	$10.00

Income from investment operations:
Net investment income (loss)[1]	0.01	(0.01)	0.01

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(2.00)	2.50	2.70

Total income (loss) from investment operations	(1.99)	2.49	2.71

Less distributions:
From net investment income	—	—	—

From net realized gains	—	(0.34)	—

Total distributions	—	(0.34)	—

Net asset value, end of period	$12.87	$14.86	$12.71

Total return	(13.39)%	19.66%	27.10	%+

Ratios/supplemental data:
Net assets, end of period (millions)	$48.7	$65.6	$36.8

Ratios of total expenses to average net assets:
Before fees waived	1.68%[2]	1.48%[2]	2.11	%*

After fees waived	1.15%[2]	1.15%[2,3]	1.15	%*

Ratio of net investment income (loss) to average net assets	0.11%[2]	(0.04)%[2]	0.23	%*

Portfolio turnover rate	35.50%	45.15%	27.18	%+

+	Not annualized.
*	Annualized.
**	Commenced operations on July 31, 2020.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

138	Litman Gregory Funds Trust

iMGP Alternative Strategies Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	(Consolidated) 2022	2021	2020	2019	2018
Net asset value, beginning of year	$11.76	$12.03	$11.70	$11.08	$11.69

Income from investment operations:
Net investment income[1]	0.32	0.29 [3]	0.30	0.31 [2]	0.26

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	(1.42)	0.16	0.41	0.64	(0.51)

Total income (loss) from investment operations	(1.10)	0.45	0.71	0.95	(0.25)

Less distributions:
From net investment income	(0.41)	(0.38)	(0.38)	(0.33)	(0.36)

From net realized gains	—	(0.34)	—	—	—

Total distributions	(0.41)	(0.72)	(0.38)	(0.33)	(0.36)

Net asset value, end of year	$10.25	$11.76	$12.03	$11.70	$11.08

Total return	(9.49)%[4]	3.82%	6.30%	8.52%	(2.08)%

Ratios/supplemental data:
Net assets, end of year (millions)	$973.2	$1,512.5	$1,417.1	$1,724.2	$1,663.7

Ratios of total expenses to average net assets:
Before fees waived	1.67%[8]	1.72%[7]	1.75%[7]	1.63%[6]	1.63%[5]

After fees waived	1.39%[8,9]	1.44%[7,9]	1.47%[7,9]	1.51%[6,9]	1.53%[5,9]

Ratio of net investment income to average net assets	2.89%[8]	2.36%[3,7]	2.60%[7]	2.70%[2,6]	2.26%[5]

Portfolio turnover rate[10]	89.62%	137.56%	193.98%	190.21%	197.04%

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.00 per share and 0.00% of average daily net assets.
[4]	The total return does not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
[5]	Includes Interest & Dividend expense of 0.07% of average net assets.
[6]	Includes Interest & Dividend expense of 0.05% of average net assets.
[7]	Includes Interest & Dividend expense of 0.14% of average net assets.
[8]	Includes Interest & Dividend expense of 0.03% of average net assets.
[9]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[10]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Consolidated Financial Highlights	139

iMGP Alternative Strategies Fund – Investor Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,
	(Consolidated) 2022	2021	2020	2019	2018
Net asset value, beginning of year	$11.79	$12.06	$11.71	$11.10	$11.70

Income from investment operations:
Net investment income[1]	0.29	0.26 [3]	0.27	0.28 [2]	0.23

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	(1.42)	0.16	0.42	0.63	(0.50)

Total income (loss) from investment operations	(1.13)	0.42	0.69	0.91	(0.27)

Less distributions:
From net investment income	(0.38)	(0.35)	(0.34)	(0.30)	(0.33)

From net realized gains	—	(0.34)	—	—	—

Total distributions	(0.38)	(0.69)	(0.34)	(0.30)	(0.33)

Net asset value, end of year	$10.28	$11.79	$12.06	$11.71	$11.10

Total return	(9.65)%	3.54%	6.06%	8.22%	(2.32)%

Ratios/supplemental data:
Net assets, end of year (millions)	$45.4	$75.6	$74.2	$144.1	$175.3

Ratios of total expenses to average net assets:
Before fees waived	1.92%[7]	1.97%[6]	1.99%[6]	1.88%[5]	1.88%[4]

After fees waived	1.64%[7,8]	1.69%[6,8]	1.71%[6,8]	1.76%[5,8]	1.78%[4,8]

Ratio of net investment income to average net assets	2.64%[7]	2.11%[3,6]	2.36%[6]	2.44%[2,5]	2.01%[4]

Portfolio turnover rate[9]	89.62%	137.56%	193.98%	190.21%	197.04%

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.00 per share and 0.00% of average daily net assets.
[4]	Includes Interest & Dividend expense of 0.07% of average net assets.
[5]	Includes Interest & Dividend expense of 0.05% of average net assets.
[6]	Includes Interest & Dividend expense of 0.14% of average net assets.
[7]	Includes Interest & Dividend expense of 0.03% of average net assets.
[8]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

140	Litman Gregory Funds Trust

iMGP High Income Alternatives Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,				Period Ended December 31, 2018**
	2022	2021	2020	2019
Net asset value, beginning of year	$10.27	$10.21	$10.06	$9.63	$10.00

Income from investment operations:
Net investment income[1]	0.38	0.32 [2]	0.37	0.36	0.07

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, options, futures and swap contracts	(1.08)	0.33	0.16	0.44	(0.38)

Total income (loss) from investment operations	(0.70)	0.65	0.53	0.80	(0.31)

Less distributions:
From net investment income	(0.38)	(0.34)	(0.37)	(0.33)	(0.06)

From net realized gains	(0.03)	(0.25)	(0.01)	(0.04)	—

Total distributions	(0.41)	(0.59)	(0.38)	(0.37)	(0.06)

Net asset value, end of year	$9.16	$10.27	$10.21	$10.06	$9.63

Total return	(6.85)%	6.42%	5.62%	8.37%	(3.08	)%+

Ratios/supplemental data:
Net assets, end of year (millions)	$99.8	$106.7	$87.9	$93.8	$77.2

Ratios of total expenses to average net assets:
Before fees waived	1.41%[5]	1.44%[5]	1.72%[4]	1.39%[3]	1.34	%*

After fees waived	0.99%[5,6]	0.98%[5,6]	1.00%[4,6]	0.98%[3,6]	0.98	%*,[6]

Ratio of net investment income to average net assets	3.93%[5]	3.11%[2,5]	3.83%[4]	3.56%[3]	2.89	%*

Portfolio turnover rate	49.41%	72.02%	87.63%	90.51%[7]	125.92	%+,7

+	Not annualized.
*	Annualized.
**	Commenced operations on September 28, 2018.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.00 per share and 0.01% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.02% of average net assets.
[5]	Includes Interest & Dividend expense of 0.01% of average net assets.
[6]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[7]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	141

iMGP Dolan McEniry Corporate Bond Fund – Institutional Class

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended December 31,				September 28, 2018** through December 31, 2018
	2022	2021	2020	2019
Net asset value, beginning of year	$10.62	$10.92	$10.61	$9.83	$10.00

Income from investment operations:
Net investment income[1]	0.20	0.14	0.22	0.30	0.09

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(1.05)	(0.23)	0.36	0.79	(0.17)

Total income (loss) from investment operations	(0.85)	(0.09)	0.58	1.09	(0.08)

Less distributions:
From net investment income	(0.22)	(0.15)	(0.24)	(0.30)	(0.09)

From net realized gains	(0.01)	(0.06)	(0.03)	(0.01)	—

Total distributions	(0.23)	(0.21)	(0.27)	(0.31)	(0.09)

Net asset value, end of year	$9.54	$10.62	$10.92	$10.61	$9.83

Total return	(8.08)%	(0.86)%	5.50%	11.25%	(0.77	)%+

Ratios/supplemental data:
Net assets, end of year (thousands)	$95,178	$90,827	$57,666	$13,066	$2,099

Ratios of total expenses to average net assets:
Before fees waived	1.02%	0.96%[2]	1.34%	4.36%	13.94	%*

After fees waived	0.70%	0.70%[2]	0.70%	0.70%	0.70	%*

Ratio of net investment income to average net assets	2.01%	1.28%[2]	2.07%	2.83%	3.70	%*

Portfolio turnover rate[3]	26.08%	32.65%	40.00%	16.00%	0.00	%+

+	Not annualized.
*	Annualized.
**	Commencement of operations for Institutional Shares was September 28, 2018.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.02% of average net assets.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

142	Litman Gregory Funds Trust

iMGP DBi Managed Futures Strategy ETF

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Year Ended December 31,			May 7, 2019** through December 31, 2019
	2022	2021	2020
Net asset value, beginning of period	$25.42	$25.58	$25.34	$25.00

Income from investment operations:
Net investment income (loss)[1]	(0.23)	(0.26)	(0.14)	0.15

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and futures contracts	6.11 [3]	2.78	0.60	2.55

Total income from investment operations	5.88	2.52	0.46	2.70

Less distributions:
From net investment income	(1.06)	(0.35)	(0.02)	(0.11)

From net realized gains	(1.18)	(1.18)	(0.20)	(2.25)

Return of capital	(0.01)	(1.15)	—	—

Total distributions	(2.25)	(2.68)	(0.22)	(2.36)

Net asset value, end of period	$29.05	$25.42	$25.58	$25.34

Market price, end of period	$29.11	$25.80	$25.56	$25.33

Net asset value total return	23.07%	9.80%	1.84%	10.76	%+

Market price total return	21.53%	11.38%	1.79%	—

Ratios/supplemental data:
Net assets, end of period (thousands)	$951,319	$60,379	$36,454	$18,369

Ratios of total expenses to average net assets:
Before fees waived	0.85%	0.95%[2]	0.85%	0.85	%*

After fees waived	0.85%	0.95%[2]	0.85%	0.85	%*

Ratio of net investment income (loss) to average net assets	(0.73)%	(0.93)%[2]	(0.55)%	0.84	%*

Portfolio turnover rate	0.00%	0.00%	0.00%	0.00	%+

+	Not annualized.
*	Annualized.
**	Commencement of operations was May 7, 2019.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes broker interest expense of 0.10% of average net assets.
[3]

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

Consolidated Financial Highlights	143

iMGP DBi Hedge Strategy ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

	Year Ended December 31,			December 17, 2019** through December 31, 2019
	2022	2021	2020
Net asset value, beginning of period	$27.62	$30.87	$25.00	$25.00

Income from investment operations:
Net investment income (loss)[1]	(0.21)	(0.27)	(0.12)	0.00	^

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and futures contracts	(1.60)	1.83	6.01	0.00	^

Total income (loss) from investment operations	(1.81)	1.56	5.89	0.00

Less distributions:
From net investment income	(0.39)	—	(0.02)	(0.00	)^

From net realized gains	—	(4.81)	—	—

Total distributions	(0.39)	(4.81)	(0.02)	(0.00)

Net asset value, end of period	$25.42	$27.62	$30.87	$25.00

Market price, end of period	$25.55	$27.61	$30.86	$25.03

Net asset value total return	(6.51)%	5.05%	23.58%	0.01	%+

Market price total return	(6.04)%	4.92%	23.42%	—

Ratios/supplemental data:
Net assets, end of period (thousands)	$14,618	$17,261	$18,520	$16,250

Ratios of total expenses to average net assets:
Before fees waived	0.85%	0.85%	0.85%	0.85	%*

After fees waived	0.85%	0.85%	0.85%	0.85	%*

Ratio of net investment income (loss) to average net assets	(0.78)%	(0.83)%	(0.47)%	0.48	%*

Portfolio turnover rate	0.00%	0.00%	0.00%	0.00	%+

+	Not annualized.
*	Annualized.
**	Commencement of operations was December 17, 2019.
^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

144	Litman Gregory Funds Trust

iMGP RBA Responsible Global Allocation ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

	Period Ended December 31, 2022**
Net asset value, beginning of period	$10.12

Income from investment operations:
Net investment income[1]	0.18

Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	(1.28)

Total loss from investment operations	(1.10)

Less distributions:
From net investment income	(0.13)

From net realized gains	—

Total distributions	(0.13)

Net asset value, end of period	$8.89

Market price, end of period	$8.87

Net asset value total return	(10.88	)%+

Market price total return	(11.13	)%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$8,449

Ratios of total expenses to average net assets:
Before fees waived[2]	0.55	%*

After fees waived[2]	0.55	%*

Ratio of net investment income to average net assets	2.21	%*

Portfolio turnover rate	58.28	%+

+	Not annualized.
*	Annualized.
**	Commenced operations on January 31, 2022.
[1]	Calculated based on the average shares outstanding methodology.
[2]

The Fund invests in other funds and indirectly bears its proportionate shares of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	145

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Litman Gregory Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. Effective August 1, 2011, The Masters’ Select Funds Trust changed its name to the Litman Gregory Funds Trust. The Trust consists of ten separate series: iMGP Global Select Fund (formerly iMGP Equity Fund), iMGP International Fund, iMGP Oldfield International Value Fund, iMGP SBH Focused Small Value Fund, iMGP Alternative Strategies Fund, iMGP High Income Alternatives Fund, iMGP Dolan McEniry Corporate Bond Fund, iMGP DBi Managed Futures Strategy ETF, iMGP DBi Hedge Strategy ETF, and iMGP RBA Responsible Global Allocation ETF (commenced operations on January 31, 2022). Each Fund, except for iMGP DBi Managed Futures Strategy ETF and iMGP DBi Hedge Strategy ETF, is diversified.

iMGP Global Select Fund (“Global Select Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers (each “Managers” or “Sub-Advisors”). The Global Select Fund offers one class of shares: Institutional Class.

iMGP International Fund (“International Fund”) seeks to increase the value of an investment in the Fund over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded international portfolio managers. The International Fund offers one class of shares: Institutional Class.

iMGP Oldfield International Value Fund (“Oldfield International Value Fund”) seeks long-term growth of capital; that is, the increase in the value of an investment in the Fund over the long-term by using the talents and favorite stock-picking ideas of an experienced, high quality portfolio manager. The Oldfield International Value Fund offers one class of shares: Institutional Class.

iMGP SBH Focused Small Value Fund (“SBH Focused Small Value Fund”) seeks long-term growth of capital; that is, the increase in the value of an investment in the Fund over the long-term by engaging an experienced, high quality portfolio manager with favorite stock-picking ideas that can deliver a portfolio that is prudently diversified in terms of stocks and industries. The SBH Focused Small Value Fund offers one class of shares: Institutional Class.

iMGP Alternative Strategies Fund (“Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes by using the combined talents and favorite stock and bond market indexes-picking ideas of six highly regarded portfolio managers. A portion of the Alternative Strategies Fund’s assets may be allocated in a wholly-owned subsidiary of the Alternative Strategies Fund, which is organized under the laws of the Cayman Islands, is advised by that Manager, and will comply with the Alternative Strategies Fund’s investment objective and investment policies._The Alternative Strategies Fund offers two classes of shares: Institutional Class and Investor Class shares. The Investor Class shares charge a 0.25% 12b-1 distribution fee to the shareholders of this class (see Note 4).

iMGP High Income Alternatives Fund (“High Income Alternatives Fund”) seeks to generate a high level of current income from diverse sources, consistent with capital preservation over time, with capital appreciation a secondary objective, by using the combined talents and favorite stock and bond market indexes-picking ideas of three highly regarded portfolio managers. The High Income Alternatives Fund offers one class of shares: Institutional Class.

iMGP Dolan McEniry Corporate Bond Fund (“Dolan McEniry Corporate Bond Fund”) seeks to provide investors with total return, with a secondary investment objective of preserving capital by investing in a diversified portfolio of corporate investment grade bonds, corporate high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. The Dolan McEniry Corporate Bond Fund offers one class of shares: Institutional Class. Investor Class shares were converted into Institutional Class shares at the close of business on September 30, 2022.

iMGP DBi Managed Futures Strategy ETF (“DBi Managed Futures Strategy ETF”) seeks long term capital appreciation. The DBi Managed Futures Strategy ETF is a non-diversified, actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to a managed futures strategy; (ii) allocating up to 20% of its total assets in its wholly-owned subsidiary, which is organized under the laws of the Cayman Islands, is advised by the sub-advisor, and will comply with the DBi Managed Futures Strategy ETF’s investment objective and investment policies; and (iii) investing directly in select debt instruments for cash management and other purposes. Shares of the Fund are listed and traded on the New York Stock Exchange Arca.

iMGP DBi Hedge Strategy ETF (“DBi Hedge Strategy ETF”) seeks long-term capital appreciation. The DBi Hedge Strategy ETF is a non-diversified, actively-managed ETF that seeks to achieve its objective by: (i) investing its assets pursuant to an equity hedge strategy and (ii) allocating the remainder of its assets directly in a portfolio of investment grade debt securities to collateralize its derivatives investments, for liquidity purposes, or to enhance yield. Shares of the Fund are listed and traded on the New York Stock Exchange Arca.

iMGP RBA Responsible Global Allocation ETF (“RBA Responsible Global Allocation ETF”) seeks long-term capital appreciation. The RBA Responsible Global Allocation ETF is an active-managed ETF that seeks to achieve its objective by investing its assets in a portfolio of exchange-traded vehicles that provide exposure to asset classes in various regions, countries, and sectors around the globe.

146	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A

Reference Rate Reform. In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform, which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions which are affected by reference rate reform if certain criteria are met. Such provisions are elective and apply to all entities as of March 12, 2020 through December 31, 2022, subject to meeting certain criteria, that have transactions that reference the London Interbank Offered Rate (“LIBOR”) or another reference rate that are discontinued because of reference rate reform. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the Funds’ financial statements. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide quotations needed to sustain the LIBOR rate, which means that the LIBOR rate may no longer be published after 2021. The elimination of LIBOR, among other “inter-bank offered” reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It’s possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted, and market practices become settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Management expects that the LIBOR transition will not have a material impact on the Funds’ financial statements.

B

Accounting Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

C

Security Valuation. The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. Investments in securities and derivatives traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the New York Stock Exchange (“NYSE”), the securities are valued at fair value as determined in good faith by the Managers that selected the security for the Funds’ portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees (the “Board”). In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the 1940 Act.

Effective September 8, 2022, the Funds are required to comply with new SEC regulations that govern valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company. Rule 2a-5 under the 1940 Act,

Notes to Financial Statements	147

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

among other things, establishes an updated regulatory framework for registered investment company fair valuation practices. The Funds’ Board has designated the Adviser as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the Adviser, subject to the Board’s oversight. Management expects that the implementation of this rule will not have a material impact on the Funds’ financial statements.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

D

Consolidation of Subsidiary. The DBi Managed Futures Strategy ETF may invest up to 20% of its total assets in the iMGP DBi Cayman Managed Futures Subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly- owned and controlled by the DBi Managed Futures Strategy ETF. The financial statements of the DBi Managed Futures Strategy ETF include the operations of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies. The DBi Managed Futures Strategy ETF had 17.3% of its total net assets invested in the Subsidiary as of December 31, 2022.

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

Consolidation of Subsidiary. The Alternative Strategies Fund may invest a portion of its assets from the enhanced trend strategy in the Alternative Strategy Subsidiary (the “Alternative Subsidiary”), which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Alternative Strategies Fund and is advised by the Manager that manages the enhanced trend strategy. The financial statements of the Alternatives Strategies Fund include the operations of the Alternative Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Alternative Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies. The Alternatives Strategies Fund had 0.8% of its total net assets invested in the Alternative Subsidiary as of December 31, 2022.

The Alternative Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Alternative Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Alternative Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

E

Senior Term Loans. The Alternative Strategies Fund and the High Income Alternatives Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Alternative

148	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Strategies Fund’s and the High Income Alternatives Fund’s investments may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

F

Unfunded Loan Commitments. The Alternative Strategies Fund and the High Income Alternatives Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedules of Investments in Securities.

G

Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When each Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. A gain, limited to the price at which each Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

H

Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. The Trust’s policy states that the value of the collateral is at least 102% of the value of the repurchase agreement. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited. At December 31, 2022, the Funds’ ongoing exposure to the economic return on repurchase agreements is shown on the Schedules of Investments in Securities.

I

Reverse repurchase agreements. The High Income Alternatives Fund may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are shown on the Schedules of Investments in Securities. Cash received in exchange for securities transferred, if any, under reverse repurchase agreements are reflected as reverse repurchase agreements on the Statements of Assets and Liabilities.

J

Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency transactions gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

K

Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign currency exchange contracts. The Funds record realized gains or losses at the time the forward contract is settled. These gains and losses are reflected on the Statements of Operations as realized gain (loss) on forward foreign currency exchange contracts. Counterparties to these forward contracts are major U.S. financial institutions (see Note 9).

Notes to Financial Statements	149

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

L

Commodity Futures Trading Commission (“CFTC”) Regulation. Because of the nature of their investments, the Alternative Strategies Fund, the DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF are subject to regulation under the Commodities Exchange Act, as amended (the “CEA”), as a commodity pool and each of the Advisor and Sub-Adviser is subject to regulation under the CEA as a commodity pool operator (“CPO”), as those terms are defined under the CEA. The Advisor and Sub-Adviser are regulated by the CFTC, the National Futures Association and the U.S. Securities and Exchange Commission (“SEC”) and are subject to each regulator’s disclosure requirements. The CFTC has adopted rules that are intended to harmonize certain CEA disclosure requirements with SEC disclosure requirements.

M

Futures Contracts. The Alternative Strategies Fund, the High Income Alternatives Fund, and the DBi Hedge Strategy ETF invest in financial futures contracts primarily for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The futures contracts in the DBi Managed Futures Strategy ETF are not designated as hedging instruments. The DBi Managed Futures Strategy ETF employs long and short positions in derivatives, primarily futures contracts, across the broad asset classes of equities, fixed income, currencies and, through the Subsidiary, commodities. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Each Fund recognizes a gain or loss equal to the daily variation margin. If market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets (see Note 9).

N

Interest Rate Swaps. During the year ended December 31, 2022, the Alternative Strategies Fund and the High Income Alternatives Fund invested in interest rate swaps. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the Over the counter (“OTC”) market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities (see Note 9).

O

Credit Default Swaps. During the year ended December 31, 2022, the Alternative Strategies Fund and the High Income Alternatives Fund entered into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which they are not otherwise exposed. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where a Fund is selling protection, the notional amount approximates the maximum loss. For centrally cleared swaps the daily change in valuation, and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Statements of Assets and Liabilities (see Note 9).

P

Total Return Swaps. During the year ended December 31, 2022, the Alternative Strategies Fund invested in total return swaps. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the Statement of Assets and Liabilities. The other leg of the swap, usually LIBOR, is a spread to reflect the non-Statement of Assets and Liabilities nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure—to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and

150	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset (see Note 9).

Q

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a portfolio manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions (see Note 9).

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund (see Note 9).

Writing Put Options. Each Fund may write put options. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of

Notes to Financial Statements	151

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

the instrument. If there is a broad market decline and the Fund is able to close out its written put options, it may result in substantial losses to the Fund (see Note 9).

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company.

R

Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

S

Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required. The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years (as applicable) and as of December 31, 2022, and have determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or penalties. Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds’ invest.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended December 31, 2022, if any, are reflected as part of net realized gain (loss) in the Statements of Operations.

Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

The Funds may have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as foreign tax reclaims receivable in the Statements of Assets and Liabilities. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

T

Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and, where applicable, related foreign tax withholding expenses are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method and

152	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

reflected within interest income on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method. Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses. Class specific expenses, such as 12b-1 expenses, are directly attributed to that specific class.

U

Restricted Cash. At December 31, 2022, the Alternative Strategies Fund, the High Income Alternatives Fund, the DBi Managed Futures Strategy ETF, and the DBi Hedge Strategy ETF held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Funds’ Custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as deposits at brokers for securities sold short, futures, options, and swaps. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.

The Funds consider their investment in an Federal Deposits Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

V

Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2022, there were no restricted securities held in the Funds.

W

Illiquid Securities. Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisors. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

X

Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Notes to Financial Statements	153

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman Gregory Fund Advisors, LLC. Effective October 1, 2021, Litman Gregory Fund Advisors, LLC has changed its name to iM Global Partner Fund Management, LLC (the “Advisor”) and also subsequently referred to as “iM Global”. Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

	Contractual Management Rate
Fund	First $450 million	Excess of $450 million	First $750 million	Excess of $750 million	First $1 billion	Excess of $1 billion	Between $1 and $2 billion	First $2 billion	Between $2 and $3 billion	Between $3 and $4 billion	Excess of $4 billion
Global Select	—	—	1.10%	1.00%	—	—	—	—	—	—	—
International	—	—	—	—	1.10%	1.00%	—	—	—	—	—
Oldfield International Value	—	—	—	—	0.70%	0.70%	—	—	—	—	—
SBH Focused Small Value	1.00%	1.00%	—	—	—	—	—	—	—	—	—
Alternative Strategies	—	—	—	—	—	—	—	1.40%	1.30%	1.25%	1.20%
High Income Alternatives	—	—	—	—	0.95%	—	0.925%	—	0.90%	0.875%	0.85%
Dolan McEniry Corporate Bond	0.50%	0.50%	—	—	—	—	—	—	—	—	—
DBi Managed Futures Strategy ETF	0.85%	0.85%	—	—	—	—	—	—	—	—	—
DBi Hedge Strategy ETF	0.85%	0.85%
RBA Responsible Global Allocation ETF	0.55%	0.55%	—	—	—	—	—	—	—	—	—

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from its advisory fees.

Through April 30, 2024, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.92% of the average daily net assets of the Global Select Fund, 0.88% of the average daily net assets of the International Fund, 1.12% of the average daily net assets of the Alternative Strategies Fund, and 0.79% of the average daily net assets of the High Income Alternatives Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year ended December 31, 2022, the amount waived, contractual and voluntary, was $323,053, $571,021, $3,839,876, and $185,599 for Global Select Fund, International Fund, Alternative Strategies Fund, and High Income Alternatives Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees. Through April 30, 2024, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Global Select Fund (effective August 1, 2022), and the High Income Alternatives Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 0.98%, and 0.98% of the average daily net assets, respectively. In addition, through April 30, 2024, the Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse a portion of the Oldfield International Value Fund, the SBH Focused Small Value Fund and the Dolan McEniry Corporate Bond Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs, (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement for the Institutional Class will not exceed 0.94%, 1.15%, and 0.70% of the average daily net assets, respectively, and 1.05% of the average daily net assets for the Investor Class of the Dolan McEniry Corporate Bond Fund. During the year ended December 31, 2022, the amount waived contractually pursuant to an Expense Limitation Agreement was $268,980, $298,044, $298,310, $285,678, and $275,958 for the Global Select Fund, High Income Alternatives Fund, Oldfield International Value Fund, SBH Focused Small Value Fund, and Dolan McEniry Corporate Bond Fund, respectively. The Advisor may be reimbursed by each Fund no later than the end of the third fiscal year following the year of the waiver provided that such reimbursement does not cause each Fund’s expenses to exceed the expense limitation. The Advisor is waiving its right to recoup these fees and any fees waived in prior years.

State Street Bank and Trust Company (“State Street”) serves as the Administrator, Custodian and Fund Accountant to the Funds.

154	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

State Street also serves as the Transfer Agent for DBi Managed Futures Strategy ETF, DBi Hedge Strategy ETF, and RBA Responsible Global Allocation ETF. DST Asset Manager Solutions, Inc. (“DST”) serves as Transfer Agent for the other Funds. The Funds’ principal underwriter is ALPS Distributors, Inc.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds reimbursed the Advisor $80,540 for the year ended December 31, 2022 for the services of the CCO.

Loomis Sayles & Company, L.P. used their respective affiliated entity for purchases and sales of the Alternative Strategies Fund’s portfolio securities for the year ended December 31, 2022. There was no commissions paid for these transactions.

During the year ended December 31, 2022, each independent Trustee, within the meaning of the 1940 Act, was compensated by the Trust in the amount of $135,923.

Certain officers and Trustees of the Trust are also officers of the Advisor.

Note 4 – Distribution Plan

Certain Funds have adopted a Plan of Distribution (the “Plan”) dated February 25, 2009, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Investor Classes of the Alternative Strategies Fund and the Dolan McEniry Corporate Bond Fund will compensate broker dealers or qualified institutions with whom each Fund has entered into a contract to distribute Fund shares (“Dealers”). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Investor Classes, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. Investor Class shares of Dolan McEniry Corporate Bond Fund were converted into Institutional Class shares of Dolan McEniry Corporate Bond Fund at the close of business on September 30, 2022.

For the year ended December 31, 2022, the Alternative Strategies Fund’s Investor Class and the Dolan McEniry Corporate Bond Fund’s Investor Class incurred $153,365, and $3,362, respectively pursuant to the Plan.

The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of each Fund’s outstanding shares.

The DBi Hedge Strategy ETF, DBi Managed Futures Strategy ETF, and RBA Responsible Global Allocation ETF issue and redeem Shares at Net Asset Value (“NAV”) only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from the Funds, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on NYSE Arca and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Note 5 – Shareholder Servicing Fee

The Dolan McEniry Corporate Bond Fund has adopted a shareholder servicing plan (the “Plan”) on behalf of the Investor Class. Under the Plan, the Investor Class is authorized to pay an annual shareholder servicing fee of up to 0.10% of the class’s average daily net assets. This fee is used to finance certain activities related to servicing and maintaining shareholder accounts. Payments made under the Plan may not be used to pay for any services in connection with the distribution and sale of Investor Shares. Investor Class shares were converted into Institutional Class shares at the close of business on September 30, 2022.

Payments to the Advisor under the Plan may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to Investor Class shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist Investor Class shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended December 31, 2022, the Fund incurred, under the Plan, shareholder servicing fees on its Investor Shares of $1,345.

Notes to Financial Statements	155

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 6 – Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2022, excluding short-term investments were as follows:

Fund	U.S. Gov’t Securities Purchases	Other Purchases	U.S. Gov’t Securities Sales	Other Sales
Global Select Fund	$—	$189,239,121	$—	$270,754,579
International Fund	—	105,038,724	—	169,413,463
Oldfield International Value Fund	—	16,575,013	—	8,529,601
SBH Focused Small Value Fund	—	18,508,602	—	25,515,409
Alternative Strategies Fund	34,438,234	997,754,214	35,583,579	1,496,883,260
High Income Alternatives Fund	34,126,199	31,102,748	33,803,687	21,445,833
Dolan McEniry Corporate Bond Fund	—	28,118,449	1,526,545	20,017,984
DBi Managed Futures Strategy ETF	—	—	—	—
DBi Hedge Strategy ETF	—	—	—	—
RBA Responsible Global Allocation ETF	—	12,599,296	—	3,397,192

During the year ended December 31, 2022, there were several purchases transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transactions between an investment company and certain affiliated persons thereof), arranged by Guggenheim Partners Investment Management, LLC, on behalf of the High Income Alternatives Fund. The total of such purchase transactions were $1,870,424.

Note 7 – Fair Value of Financial Investments

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Effective September 8, 2022, the Funds are required to comply with new SEC regulations that govern valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company. Rule 2a-5 under the 1940 Act, among other things, establishes an updated regulatory framework for registered investment company fair valuation practices. The Funds’ Board has designated the Adviser as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the Adviser, subject to the Board’s oversight. Management expects that the implementation of this rule will not have a material impact on the Funds’ financial statements.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, U.S. Treasury inflation protected securities, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO;

156	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and reverse repurchase agreements are short-term investments, they are fair valued approximately at their principal amounts. Repurchase agreements and reverse repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Financial derivative instruments, such as forward foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 1 or Level 2 of the fair value hierarchy.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for each Fund as of December 31, 2022. These assets and liabilities are measured on a recurring basis.

Global Select Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$117,002,473	$—	$—	$117,002,473
Preferred Stock	2,959,911	—	—	2,959,911

Total Equity	119,962,384	—	—	119,962,384

Short-Term Investments
Repurchase Agreements	—	3,942,000	—	3,942,000

Total Investments in Securities	$119,962,384	$3,942,000	$—	$123,904,384

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

Notes to Financial Statements	157

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

International Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Argentina	$1,863,421	$—	$—	$1,863,421
Australia	1,809,266	—	—	1,809,266
Canada	5,981,016	—	—	5,981,016
China	3,500,598	—	—	3,500,598
Denmark	7,845,374	—	—	7,845,374
Finland	6,918,782	—	—	6,918,782
France	15,502,502	—	—	15,502,502
Germany	48,188,584	—	—	48,188,584
Ireland	17,754,736	—	—	17,754,736
Israel	7,062,808	—	—	7,062,808
Netherlands	11,003,660	—	—	11,003,660
Portugal	5,301,612	—	—	5,301,612
South Korea	4,319,237	—	—	4,319,237
Spain	5,195,127	—	—	5,195,127
Sweden	5,083,288	—	—	5,083,288
Switzerland	2,966,321	—	—	2,966,321
United Kingdom	26,306,294	—	—	26,306,294
United States	13,068,413	—	—	13,068,413

Total Equity	189,671,039	—	—	189,671,039

Short-Term Investments
Repurchase Agreements	—	13,958,000	—	13,958,000

Total Short-Term Investments	—	13,958,000	—	13,958,000

Total Investments in Securities	$189,671,039	$13,958,000	$—	$203,629,039

Oldfield International Value Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Common Stocks
Brazil	$1,242,741	$—	$—	$1,242,741
China	1,559,071	—	—	1,559,071
France	1,606,045	—	—	1,606,045
Germany	6,856,533	—	—	6,856,533
Italy	1,591,551	—	—	1,591,551
Japan	4,553,262	—	—	4,553,262
Netherlands	1,548,660	—	—	1,548,660
South Korea	4,248,600	—	—	4,248,600
Sweden	1,377,935	—	—	1,377,935
United Kingdom	5,914,995	—	—	5,914,995
Preferred Stock
Germany	1,328,682	—	—	1,328,682

Total Equity	31,828,075	—	—	31,828,075

Total Investments in Securities	$31,828,075	$—	$—	$31,828,075

158	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

SBH Focused Small Value Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity(a)
Common Stocks	$47,625,314	$—	$—	$47,625,314

Total Equity	47,625,314	—	—	47,625,314

Total Investments in Securities	$47,625,314	$—	$—	$47,625,314

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

Alternative Strategies Fund (Consolidated)

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$218,213,340	$381,548	$1,565,858	**	$220,160,746
Preferred Stocks	233,939	925,465	217,518	**	1,376,922
Limited Partnerships	—	—	1,751,765	**	1,751,765

Total Equity	218,447,279	1,307,013	3,535,141	**	223,289,433

Rights/Warrants	48,657	12,312	—		60,969
Fixed Income
Asset-Backed Securities	—	90,957,359	—		90,957,359
Bank Loans	—	14,968,226	8,358	**	14,976,584
Convertible Bonds	—	14,509,142	—		14,509,142
Corporate Bonds	—	216,480,827	—		216,480,827
Government Securities & Agency Issue	—	14,775,639	—		14,775,639
Mortgage-Backed Securities	—	123,832,276	482,974	(1)	124,315,250

Total Fixed Income	—	475,523,469	491,332	**	476,014,801

Short-Term Investments
Repurchase Agreements	—	247,795,000	—		247,795,000
Treasury Bills	—	26,727,619	—		26,727,619

Total Short-Term Investments	—	274,522,619	—		274,522,619

Purchased Options	109,908	—	—		109,908

Total Investments in Securities in Assets	$218,605,844	$751,365,413	$4,026,473	**	$973,997,730

Short Sales
Common Stocks	(4,477,127)	—	—		(4,477,127)

Total Short Sales	(4,477,127)	—	—		(4,477,127)

Total Investments in Securities in Liabilities	$(4,477,127)	$—	$—		$(4,477,127)

Unfunded Loan Commitments	$—	$(45,880)	$—		$(45,880)
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$(207,730)	$—	$—		$(207,730)
Futures	968,054	—	—		968,054
Swaps - Credit Default	—	3,235,741	—		3,235,741
Swaps - Total Return	—	1,020,910	—		1,020,910
Written Options	(12,671)	—	—		(12,671)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

Notes to Financial Statements	159

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the Alternative Strategies Fund .

(1)

These securities were priced by a pricing service; however, the Advisor/Sub-Advisor used their fair value procedures based on other available inputs which more accurately reflected the current fair value of these securities.

High Income Alternatives Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs		Total
Equity(a)
Common Stocks	$—	$365	$—		$365
Preferred Stocks	2,649,795	426,912	—		3,076,707
Closed-End Funds	378,185	—	—		378,185

Total Equity	3,027,980	427,277	—		3,455,257

Fixed Income
Asset-Backed Securities	—	16,341,454	—		16,341,454
Bank Loans	—	23,762,438	—		23,762,438
Convertible Bonds	—	112,830	—		112,830
Corporate Bonds	—	32,269,403	165,951	**	32,435,354
Government Securities & Agency Issue	—	18,215,577	—		18,215,577
Mortgage-Backed Securities	—	5,510,379	—		5,510,379
Municipal Bond	—	4,677	—		4,677

Total Fixed Income	—	96,216,758	165,951	**	96,382,709

Short-Term Investments
Money Market Funds	326,334	—	—		326,334
Repurchase Agreements	—	1,554,000	—		1,554,000
Treasury Bills	—	74,264	—		74,264

Total Short-Term Investments	326,334	1,628,264	—		1,954,598

Purchased Options	—	34,554	—		34,554

Total Investments in Securities in Assets	$3,354,314	$98,306,853	$165,951	**	$101,827,118

Unfunded Loan Commitments	$—	$(5,701)	$—		$(5,701)
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$1,480	$—	$—		$1,480
Futures	(51,181)	—	—		(51,181)
Swaps - Interest Rate	—	(201,636)	—		(201,636)
Swaps - Credit Default	—	(2,470)	—		(2,470)
Written Options	(177,155)	—	—		(177,155)

(a)	See Fund’s Schedule of Investments in Securities for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

**	Significant unobservable inputs were used in determining the value of portfolio securities for the High Income Alternatives Fund.

160	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Dolan McEniry Corporate Bond Fund

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Fixed Income
Corporate Bonds	$—	$89,570,961	$—	$89,570,961
Government Securities & Agency Issue	—	3,561,582	—	3,561,582

Total Fixed Income	—	93,132,543	—	93,132,543

Total Investments in Securities	$—	$93,132,543	$—	$93,132,543

DBi Managed Futures Strategy ETF (Consolidated)

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Other Financial Instruments*
Futures	$5,802,280	$—	$—	$5,802,280

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

DBi Hedge Strategy ETF

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Other Financial Instruments*
Futures	$(198,386)	$—	$—	$(198,386)

*

Other financial instruments are derivative instruments, such as futures, forward foreign currency exchange, swaps contracts and written options. Futures, forward foreign currency exchange and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

RBA Responsible Global Allocation ETF

Description	Level 1 - Quoted prices in active markets for identical assets	Level 2 - Significant other observable inputs	Level 3 - Significant unobservable inputs	Total
Equity
Exchange-Traded Funds	$8,454,079	$—	$—	$8,454,079

Total Equity	8,454,079	—	—	8,454,079

Total Investments in Securities	$8,454,079	$—	$—	$8,454,079

Note 8 – Commitments and Contingencies

The Funds may make commitments pursuant to bridge loan facilities. Such commitments typically remain off balance sheet as it is more likely than not, based on good faith judgement of the Advisor, that such bridge facilities will not ever fund. As of December 31, 2022, the High Income Alternatives Fund had $762,421 outstanding bridge facility commitments.

Notes to Financial Statements	161

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 9 – Other Derivative Information

At December 31, 2022, the Funds are invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

Alternative Strategies Fund (Consolidated)
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$281,744	Unrealized loss on forward foreign currency exchange contracts	$(489,474)
		Unrealized gain on futures contracts*	405,283	Unrealized loss on futures contracts*	(244,196)
Commodity		Unrealized gain on futures contracts*	14,852	Unrealized loss on futures contracts*	(129,967)
Interest rate		Unrealized gain on futures contracts*	1,583,059	Unrealized loss on futures contracts*	(122,696)
Credit		Unrealized gain on swap contracts**	11,094,896	Unrealized loss on swap contracts**	(7,859,155)
Equity		Unrealized gain on swap contracts	1,020,910	Unrealized loss on swap contracts	—
		Unrealized gain on futures contracts*	353,461	Unrealized loss on futures contracts*	(891,742)
		Investments in securities(1)	109,908	Written options	(12,671)

	Total		$14,864,113		$(9,749,901)

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Consolidated Statements of Assets and
Liabilities.

**  Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)   The Consolidated Statements of Assets and Liabilities location for “Purchased Options” is
“Investments in securities”.

High Income Alternatives Fund
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on forward foreign currency exchange contracts	$2,616	Unrealized loss on forward foreign currency exchange contracts	$(1,136)
Interest rate		Unrealized gain on swap contracts	—	Unrealized loss on swap contracts**	(201,636)
		Unrealized gain on futures contracts*	—	Unrealized loss on futures contracts*	(51,181)
		Investments in securities(1)	34,554
Credit		Unrealized gain on swap contracts	—	Unrealized loss on swap contracts**	(2,470)
Equity				Written options	(177,155)

	Total		$37,170		$(433,578)

*  Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

**  Includes cumulative appreciation/depreciation on centrally cleared swaps.

(1)   The Statements of Assets and Liabilities location for “Purchased Options” is “Investments in securities”.

162	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

DBi Managed Futures Strategy ETF (Consolidated)
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on futures contracts*	$1,828,690	Unrealized loss on futures contracts*	$(398,734)
Commodity		Unrealized gain on futures contracts*	161,027	Unrealized loss on futures contracts*	(1,698,803)
Interest rate		Unrealized gain on futures contracts*	5,449,731	Unrealized loss on futures contracts*	(138,514)
Equity		Unrealized gain on futures contracts*	1,570,693	Unrealized loss on futures contracts*	(971,810)

	Total		$9,010,141		$(3,207,861)

	* Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

DBi Hedge Strategy ETF
		Derivative Assets		Derivative Liabilities
Risk		Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Currency		Unrealized gain on futures contracts*	$8,739	Unrealized loss on futures contracts*	$(17,486)
Interest rate		Unrealized gain on futures contracts*	3,804	Unrealized loss on futures contracts*	(1,348)
Equity		Unrealized gain on futures contracts*	—	Unrealized loss on futures contracts*	(192,095)

	Total		$12,543		$(210,929)

	* Includes cumulative appreciation/depreciation on futures contracts described previously. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended December 31, 2022, the effect of derivative contracts in the Funds’ Statements of Operations were as follows:

International Fund
	Statements of Operations
Risk	Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency	Forward foreign currency exchange contracts	$103,704	$17,619	668,464	(a)

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2022.

Notes to Financial Statements	163

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Alternative Strategies Fund (Consolidated)
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$2,699,775	$(40,871)	50,889,055	(a)
		Future contracts	(7,173,675)	161,087	37,882,099	(b)
Commodity		Future contracts	(1,453,451)	(115,115)	6,489,897	(b)
Interest		Future contracts	12,521,701	2,130,682	508,137,374	(b)
Credit		Swap contracts	9,226,377	5,251,121	1,238,916,313	(b)(c)
Equity		Swap contracts	14,605,090	1,731,735	121,928,142	(b)(c)
		Future contracts	(3,268,076)	(538,281)	20,402,533	(b)
		Purchased option contracts	(979,208)	(20,412)	1,869	(d)
		Written option contracts	(27,556)	27,504	483	(d)

	Total		$26,150,977	$8,587,450

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2022.

(b)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2022.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the year ended December 31, 2022.

High Income Alternatives Fund
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount
Currency		Forward foreign currency exchange contracts	$50,952	$(9,346)	440,927	(a)
Interest rate		Swap contracts	5,347	(201,636)	2,462,500	(b)(c)
		Future contracts	33,697	(42,792)	2,768,567	(b)
		Purchased option contracts	(37,075)	7,063	9,416,667	(b)
Credit		Swap contracts	(2,095)	(2,470)	208,333	(b)(c)
Equity		Purchased option contracts	229,912	—	3	(d)
		Written option contracts	(797,642)	(55,133)	70	(d)

	Total		$(516,904)	$(304,314)

(a)	Average notional values are based on the average of monthly end contract values for the year ended December 31, 2022.

(b)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2022.

(c)	Notional amount is denoted in local currency.

(d)	Average contracts are based on the average of monthly end contracts for the year ended December 31, 2022.

DBi Managed Futures Strategy ETF (Consolidated)
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount(a)
Commodity		Future contracts	$(13,592,610)	$(2,167,289)	76,202,717
Currency		Future contracts	3,857,523	1,221,484	257,587,096
Interest rate		Future contracts	9,996,725	5,631,839	583,594,671
Equity		Future contracts	(27,866,782)	528,934	114,890,334

	Total		$(27,605,144)	$5,214,968

(a)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2022.

164	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

DBi Hedge Strategy ETF
		Statements of Operations
Risk		Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Notional Amount(a)
Currency		Future contracts	$152,440	$(26,347)	2,773,106
Interest rate		Future contracts	853,874	29,155	9,875,286
Equity		Future contracts	(1,724,226)	(352,852)	7,526,186

	Total		$(717,912)	$(350,044)

(a)	Average notional values are based on the average of monthly end notional balances for the year ended December 31, 2022.

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

At December 31, 2022, Global Select Fund, International Fund, Alternative Strategies Fund, and High Income Alternatives Fund had investments in repurchase agreements with a gross value of $3,942,000, $13,958,000, $ 247,795,000, and $ 1,554,000, respectively, which are reflected as repurchase agreements on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2022.

For the year ended December 31, 2022, the High Income Alternatives Fund had outstanding reverse repurchase agreement balance for 7 days. The average amount of borrowings was $143,488 and the average interest rate was 0.30% during the 7 day period.

The following tables represent the disclosure for derivative instruments related to offsetting assets and liabilities for each of the Funds as of December 31, 2022:

Alternative Strategies Fund (Consolidated)
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(3)	Net Amount
Bank of America N.A.	$—	$—	$—	$—	$—	$—	$—	$(123,046)	$—	$(123,046)	$(123,046)	$—	$(123,046)
Barclays Bank Plc	—	—	—	—	—	—	(19,559)	(38,520)	—	(58,079)	(58,079)	—	(58,079)
Citigroup Global Markets, Inc.	—	797,006	—	—	797,006	—	—	—	—	—	797,006	—	797,006
Goldman Sachs & Co.	—	—	11,435	—	11,435	—	—	—	—	—	11,435	—	11,435
JPMorgan Chase Bank N.A.	—	95,905	1,009,475	62,633	1,168,013	(5,996)	—	(231,640)	—	(237,636)	930,377	(830,000)	100,377
Morgan Stanley & Co.	109,908	—	—	219,111	329,019	—	—	(96,268)	(12,671)	(108,939)	220,080	(54,853)	165,227
StoneX Financial, Inc.	—	1,463,744	—	—	1,463,744	(1,382,605)	—	—	—	(1,382,605)	81,139	—	81,139

Total	$109,908	$2,356,655	$1,020,910	$281,744	$3,769,217	$(1,388,601)	$(19,559)	$(489,474)	$(12,671)	$(1,910,305)	$1,858,912	$(884,853)	$974,059

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments in Futures. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Consolidated Schedule of Investments in Swaps. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(3)	The actual collateral pledged (received) may be more than the amounts shown.

Notes to Financial Statements	165

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

High Income Alternatives Fund
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps(2)	Forward Currency Contracts	Total	Futures(1)	Swaps(2)	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(3)	Net Amount
Bank of America N.A.	$5,086	$—	$—	$—	$5,086	$(6,211)	$—	$(214)	$—	$(6,425)	$(1,339)	$1,339	$—
Barclays Bank Plc	9,557	—	—	2,616	12,173	—	—	(922)	—	(922)	11,251	—	11,251
Goldman Sachs & Co.	10,353	—	—	—	10,353	(44,970)	—	—	—	(44,970)	(34,617)	34,617	—
Morgan Stanley & Co.	9,558	—	—	—	9,558	—	—	—	—	—	9,558	(9,558)	—
UBS Securities LLC	—	—	—	—	—	—	—	—	(177,155)	(177,155)	(177,155)	—	(177,155)

Total	$34,554	$—	$—	$2,616	$37,170	$(51,181)	$—	$(1,136)	$(177,155)	$(229,472)	$(192,302)	$26,398	$(165,904)

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments in Futures. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2)

Does not include the unrealized appreciation (depreciation) of centrally cleared swaps as reported in the Schedule of Investments in Swaps. Only the variation margin is reported within the Statement of Assets and Liabilities.

(3)	The actual collateral pledged (received) may be more than the amounts shown.

DBi Managed Futures Strategy ETF (Consolidated)
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps	Forward Currency Contracts	Total	Futures(1)	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged	Net Amount
Societe Generale	$—	$9,010,141	$—	$—	$9,010,141	$(3,207,861)	$—	$—	$—	$(3,207,861)	$5,802,280	$—	$5,802,280

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments in Futures. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

DBi Hedge Strategy ETF
	Derivative Assets					Derivative Liabilities
Counterparty	Purchased Options	Futures(1)	Swaps	Forward Currency Contracts	Total	Futures(1)	Swaps	Forward Currency Contracts	Written Options	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(2)	Net Amount
Mizuho Securities	$—	$12,543	$—	$—	$12,543	$(210,929)	$—	$—	$—	$(210,929)	$(198,386)	$198,386	$—

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments in Futures. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(2)	The actual collateral pledged (received) may be more than the amounts shown.

166	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Note 10 – Income Taxes and Distributions to Shareholders

As of December 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Global Select Fund	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund
Tax cost of Investments and derivatives	$121,237,219	$215,405,256	$30,948,161	$43,150,883
Gross Tax Unrealized Appreciation	11,865,133	19,262,537	2,932,134	7,684,408
Gross Tax Unrealized Depreciation	(9,197,968)	(31,038,754)	(2,052,220)	(3,209,977)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	2,667,165	(11,776,217)	879,914	4,474,431
Net Tax unrealized appreciation (depreciation) on foreign currency	(25,345)	(188,839)	(4,226)	—

Net Tax unrealized appreciation (depreciation)	2,641,820	(11,965,056)	875,688	4,474,431

Undistributed Ordinary Income	—	—	—	57,623

Undistributed Long-Term Capital Gains	—	—	—	—

Capital Loss Carry Forward	—	(39,316,927)	(1,268,682)	(1,442,338)

Late Year Ordinary Loss Deferral	—	(20,967)	(802)	—

Other Accumulated Gains	—	—	—	—

Total accumulated gain/(loss)	$2,641,820	$(51,302,950)	$(393,796)	$3,089,716

		Alternative Strategies Fund (Consolidated)	High Income Alternatives Fund	Dolan McEniry Corporate Bond Fund
Tax cost of investments and derivatives		$1,091,911,405	$111,928,203	$101,898,156
Gross Tax unrealized appreciation		56,409,709	121,217	29,551
Gross Tax unrealized depreciation		(177,860,886)	(10,423,938)	(8,795,164)

Net Tax unrealized appreciation (depreciation) on investments and derivatives		(121,451,177)	(10,302,721)	(8,765,613)
Net Tax unrealized appreciation (depreciation) on foreign currency		(24,694)	(474)	—

Net Tax unrealized appreciation (depreciation)		(121,475,871)	(10,303,195)	(8,765,613)

Undistributed Ordinary Income		—	—	6,594

Undistributed Long-Term Capital Gains		—	—	—

Capital Loss Carry Forward		(29,517,147)	(1,791,217)	(1,197,470)

Late Year Ordinary Loss Deferral		(3,444,575)	(491)	—

Straddle Loss Deferral and Reversal		(3,714,779)	—	—

Other Accumulated Losses		(54,035)	(5,701)	—

Total accumulated gain/(loss)		$(158,206,407)	$(12,100,604)	$(9,956,489)

Notes to Financial Statements	167

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

	DBi Managed Futures Strategy ETF (Consolidated)	DBi Hedge Strategy ETF	RBA Responsible Global Allocation ETF
Tax cost of Investments and derivatives	$—	$—	$9,088,740
Gross Tax Unrealized Appreciation	161,026	—	—
Gross Tax Unrealized Depreciation	(1,698,803)	—	(634,661)

Net Tax unrealized appreciation (depreciation) on investments and derivatives	(1,537,777)	—	(634,661)
Net Tax unrealized appreciation (depreciation) on foreign currency	—	—	—

Net Tax unrealized appreciation (depreciation)	(1,537,777)	—	(634,661)

Undistributed Ordinary Income	—	—	6,676

Undistributed Long-Term Capital Gains	—	—	—

Capital Loss Carry Forward	—	(1,204,886)	(112,773)

Late Year Ordinary Loss Deferral	(32,047,761)	(249,319)	—

Post-October Capital Losses Deferral	(50,267,778)	—	—

Other Accumulated Gains	—	—	—

Total accumulated gain/(loss)	$(83,853,316)	$(1,454,205)	$(740,758)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to wash sales, premium amortization accruals, forward foreign currency exchange contracts mark to market, futures contracts mark to market, options contracts mark to market, swap contracts mark to market, passive foreign investment company adjustments, partnership basis adjustments, straddle loss deferral, organizational expenses, constructive sales, and non REIT ROC basis adjustments.

The capital loss carry forwards for each Fund were as follows:

	International Fund	Oldfield International Value Fund	SBH Focused Small Value Fund	Alternative Strategies Fund (Consolidated)	High Income Alternatives Fund
Capital Loss Carryforwards
Perpetual Short-Term	$(28,027,653)	$(148,601)	$(147,922)	$(29,517,147)	$(550,522)
Perpetual Long-Term	(11,289,274)	(1,120,081)	(1,294,416)	—	(1,240,695)

Total	$(39,316,927)	$(1,268,682)	$(1,442,338)	$(29,517,147)	$(1,791,217)

	Dolan McEniry Corporate Bond Fund	DBi Hedge Strategy ETF	RBA Responsible Global Allocation ETF
Capital Loss Carryforwards
Perpetual Short-Term	$(312,293)	$(463,787)	$(112,773)
Perpetual Long-Term	(885,177)	(741,099)	—

Total	$(1,197,470)	$(1,204,886)	$(112,773)

168	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year or period ended December 31, 2022, the following table shows the reclassifications made:

Fund	Accumulated Distributable Earnings (Deficit)	Paid In Capital
Global Select Fund*	$(8,218,195)	$8,218,195
International Fund*	(1)	1
Oldfield International Value Fund*	(1)	1
SBH Focused Small Value Fund*	—	—
Alternative Strategies Fund (Consolidated)*	1,661,440	(1,661,440)
High Income Alternatives Fund*	328	(328)
Dolan McEniry Corporate Bond Fund*	—	—
DBi Managed Futures Strategy ETF (Consolidated)*	13,554,001	(13,554,001)
DBi Hedge Strategy ETF*	—	—
RBA Responsible Global Allocation ETF*	—	—

*

The permanent differences primarily relate to premium amortization, foreign currency gains/losses, paydown gains/losses, passive foreign investment company gains/losses, swaps adjustments, Subsidiary adjustments, equalization adjustments, and tax treatment of partnerships.

The tax composition of dividends (other than return of capital dividends), for the year ended December 31, 2022 and the year ended December 31, 2021 were as follows:

		2022		2021
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Global Select Fund	$240,225	$30,181,426	$—	$1,953,965	$36,670,924	$—
International Fund	1,809,650	—	—	12,424,454	—	—
Oldfield International Value Fund	430,948	—	83,911	725,262	—	—
SBH Focused Small Value Fund	—	—	—	1,466,176	—	—
Alternative Strategies Fund (Consolidated)	47,948,888	—	—	63,630,125	29,448,872	—
High Income Alternatives Fund	5,028,188	—	—	5,437,135	—	—
Dolan McEniry Corporate Bond Fund	1,861,835	80,695	—	1,577,764	176,585	—
DBi Managed Futures Strategy ETF (Consolidated)	48,855,060	22,694,665	367,075	1,819,004	1,817,127	2,722,219
DBi Hedge Strategy ETF	226,550	—	—	934,164	2,074,336
RBA Responsible Global Allocation ETF	119,006	—	—	—	—	—

The Funds did not have any unrecognized tax benefits at December 31, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year ended December 31, 2022. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 11 – Line of Credit

The Trust has an unsecured, uncommitted $75,000,000 line of credit with the Custodian, for the Global Select Fund, International Fund, Oldfield International Value Fund, SBH Focused Small Value Fund, High Income Alternatives Fund, and Dolan McEniry Corporate Bond Fund (the “Six Funds”) expiring on April 28, 2023. Under this agreement, borrowing interest rate is equal to the sum of applicable margin of 1.00%, and applicable rate of 0.10%, plus the higher of (i) the Federal Funds Effective Rate and (ii) Overnight Bank Funding Rate. There is no annual commitment fee on the uncommitted line of credit. There was $25,000 annual administrative fee charged at the May 1, 2022 renewal. The Trust also has a secured, uncommitted $125,000,000 line of credit for the Alternative Strategies Fund with the Custodian, expiring on July 20, 2023. There is no annual commitment fee but, a non-refundable up-front fee of $50,000 paid for each yearly amendment. The line of credit is secured by a general security interest in substantially all of the Alternative Strategies Fund’s assets. Under this agreement, the borrowing rate is the Overnight Margin (1.25%) plus the higher of (i) the Federal Funds Effective Rate and (ii) the Overnight Bank Funding Rate.

Amounts outstanding to the Six Funds under the Facility at no time shall exceed in the aggregate at any time the least of (a) $75,000,000; (b) 10% of the value of the total assets of each Fund less such Fund’s total liabilities not represented by senior securities less the value of

Notes to Financial Statements	169

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

any assets of the Fund pledged to, or otherwise segregated for the benefit of a party other than the Custodian and in connection with a liability not reflected in the calculation of the Fund’s total liabilities. Amounts outstanding for the Alternative Strategies Fund at no time shall exceed in the aggregate at any time the lesser of the (a) Borrowing Base, (b) the Facility amount of $125,000,000 and (c) should not have an aggregate amount of outstanding senior securities representing indebtedness the least of (i) 33 1/3% of the Alternative Strategies Fund’s net assets and (ii) the maximum amount that the Fund would be permitted to incur pursuant to applicable law.

For the year ended December 31, 2022, the interest expense was $36,430 for Global Select Fund, $29,498 for International Fund, $101,431 for Alternative Strategies Fund, and $11,161 for High Income Alternatives Fund. For the year ended December 31, 2022, there were no borrowings for the Oldfield International Value Fund, SBH Focused Small Value Fund, and Dolan McEniry Corporate Bond Fund, and there was no balance outstanding at the end of the period. There was no balance outstanding at December 31, 2022 for the International Fund, and Alternative Strategies Fund. The outstanding balance at December 31, 2022 for the Global Select Fund and the High Income Alternatives Fund was $6,500,000 and $1,000,000, respectively. The average borrowing for the year ended December 31, 2022 for the Global Select Fund for the period the line was drawn was $11,595,238, at an average borrowing rate of 2.4454%. The average borrowing for the year ended December 31, 2022 for the International Fund for the period the line was drawn was $8,901,587, at an average borrowing rate of 1.9771%. The average borrowing for the year ended December 31, 2022 for the Alternative Strategies Fund for the period the line was drawn was $30,796,296, at an average borrowing rate of 1.7739%. The average borrowing for the year ended December 31, 2022 for the High Income Alternatives Fund for the period the line was drawn was $1,665,574, at an average borrowing rate of 4.0243%. During the year ended December 31, 2022, the maximum borrowing was $15,000,000, $15,000,000, $60,000,000, and $1,850,000 for the Global Select Fund, International Fund, Alternative Strategies Fund and High Income Alternatives Fund, respectively.

Note 12 – Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read a Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the High Income Alternatives Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•

Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•

Collateral Risk. If the Alternative Strategies Fund and High Income Alternatives Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

•

Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Alternative Strategies Fund and High Income Alternatives Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including

170	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

•

Commodity Risk. Exposure to the commodities markets (including financial futures markets) may subject the DBi Managed Futures Strategy ETF, through its investment in a wholly-owned subsidiary (the “Subsidiary”), and the Alternative Strategies Fund, through its investment in a wholly-owned subsidiary (the “Alternative Subsidiary”) which are each organized under the laws of the Cayman Islands and is advised by its respective sub-advisor, to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, public health crises and trade or price wars among commodity producers or buyers. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

•

Communications Services Sector Risk. A Fund may invest a portion of its assets in the communications services sector. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures, substantial capital requirements, fluctuating demand and changes in regulation.

•

Consumer Discretionary Sector Risk. A Fund may invest a portion of its assets in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

•

Consumer Staples Sector Risk. Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the consumer staples sector, which includes, for example, the food and staples retailing industry, the food, beverage and tobacco industry and the household and personal products industry. This sector can be significantly affected by, among other factors, the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigations. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

•

Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•

Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•

Corporate Debt Obligations Risk. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations. Therefore, the Dolan McEniry Corporate Bond Fund, Alternative Strategies Fund, and High Income Alternatives Fund may be indirectly exposed to such risks associated with corporate debt obligations.

•

Country/Regional Risk. World events – such as political upheaval, financial troubles, or natural disasters – may adversely affect the value of securities issued by companies in foreign countries or regions. Because each of the International Fund and Oldfield International Value Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. This risk is heightened in emerging markets.

•

Currency Risk. This is the risk that investing in foreign currencies may expose the Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Alternative Strategies Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes.

Notes to Financial Statements	171

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•

Cybersecurity Risk. Information and technology systems relied upon by the Funds, the Advisor, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, the Advisor, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

•

Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

•

Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

•

Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Fund’s net asset value to greater volatility.

•

P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

•

Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•

Emerging Markets Risk. A Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Such risks could include those related to government dependence on a few industries or resources, government-imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

•

Equity Hedge Strategy Risk. The DBi Hedge Strategy ETF uses various investment strategies that seek to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds. These investment strategies involve the use of complex derivatives techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss than investing in individual equity securities. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•

Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•

ETF Risk. The DBi Managed Futures Strategy ETF, the DBi Hedge Strategy ETF and the RBA Responsible Global Allocation ETF are each an ETF, and, as a result of an ETF’s structure, each is exposed to the following risks:

•

Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute

172	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•

Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

•

European Investment Risk. Each of the International Fund and Oldfield International Value Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the withdrawal of the UK from the EU (an event commonly known as “Brexit”). On January 31, 2020, the UK officially withdrew from the EU and entered into a transition period until December 31, 2020, during which the UK effectively remained in the EU from an economic perspective. The impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity and potentially lower economic growth on markets in the UK, Europe and globally, which could potentially have an adverse effect on the value of a Fund’s investments.

•

Event-Driven Risk. Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.

•

Financial Sector Risk. A Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

•

Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by a Fund. Fixed income securities held by a Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

•

Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

•

Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by a Fund. Interest rates have been historically low, so a Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

•	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

Notes to Financial Statements	173

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•

Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

•

Foreign Investment and Emerging Markets Risks. This is the risk that an investment in foreign (non-U.S.) securities may cause the Funds to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities; however, some Funds may invest a portion of their assets in stocks of companies based outside of the United States.

•

Forward Contracts Risk. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. At the maturity of a forward contract, a fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund may invest in non-deliverable forwards, which are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. The use of forward contracts involves various risks, including the risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

•

General Market Risk; Recent Market Events. The value of a Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for a Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of a Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

•

Healthcare Sector Risk. A Fund may invest a portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

•

Industrial Sector Risk. A Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

•

Investment in Investment Companies Risk. This is the risk that investing in other investment companies, including ETFs, CEFs, BDCs, unit investment trusts and open-end funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the High Income Alternatives Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Shares of CEFs also frequently trade at a discount to their net asset value for those and other reasons.

•

Investment over 25% of Net assets. The RBA Responsible Global Allocation ETF invests greater than 25% of its assets in the iShares ESG Aware US Aggregate Bond ETF. The RBA Responsible Global Allocation ETF may redeem its investment at any time if the Advisor determines if it is in the best interest of the ETF and its shareholders to do so. The performance of the ETF will be directly affected by the performance of this investment. The financial statements of the investment, including the schedule of investments, can be found on the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the ETF’s financial statements. At December 31, 2022, the RBA Responsible Global Allocation ETF invested 30.78% of its net assets in the iShares ESG Aware US Aggregate Bond ETF.

•

Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

174	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•

Investments in Loan Risk. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The High Income Alternatives Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. In addition, many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

•

Japanese Investment Risk. Japan may be subject to political, economic, nuclear and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, overleveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, large government deficits, heavy dependence on international trade and oil and other commodity imports, an aging workforce and significant population decline, sometimes unpredictable national politics, political tensions with China, and natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis. Any of these concerns could negatively affect the value of Japanese investments.

•

Large Shareholder Purchase and Redemption Risk. This is the risk that a Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•

Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing. Under normal circumstances, the Alternative Strategies Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.

•

LIBOR Risk. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR.

•

Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by iM Global for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what iM Global believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.

•

Long Short Risk. The DBi Hedge Strategy ETF seeks long exposure to certain factors and short exposure to certain other factors. The Fund may or may not take long or short positions in correlated asset classes. The Fund could lose money if either or both of the Fund’s long and short positions produce negative returns. The sub-advisor’s proprietary, quantitative model, the Dynamic Beta Engine, may or may not identify long and short positions in correlated asset classes. There is no guarantee that the returns of the Fund’s long and short positions will produce positive returns.

Notes to Financial Statements	175

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•

Managed Futures Strategy Risk. In seeking to achieve its investment objective, the DBi Managed Futures Strategy ETF will utilize various investment strategies that involve the use of complex investment techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Fund to greater volatility and loss. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•

Mid-Sized Companies Risk. Securities of companies with mid-sized market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Mid-sized companies may have relatively short operating histories or may be newer public companies. Some of these companies have more aggressive capital structures, including higher debt levels, than large-cap companies, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

•

Models and Data Risk. The Alternative Strategies Fund uses proprietary systematic and quantitative models as part of its investment strategies. These models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

•

Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•

Multi-Style Management Risk. Because portions of a Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•

Non-Diversified Fund Risk. Because each of the DBi Managed Futures Strategy ETF and the DBi Hedge Strategy ETF is “non-diversified,” each may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

•

Portfolio Turnover Risk. This is the risk that a Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of a Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders as compared to shares in investment companies that hold investments for a longer period.

•

Prepayment and Extension Risk. In times of declining interest rates, a Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase a Fund’s sensitivity to rising rates and its potential for price declines.

•

Public Health Emergency Risk. This is the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. Containment efforts and related restrictive actions by governments and businesses have significantly diminished and disrupted global economic activity across many industries. Less developed countries and their health systems may be more vulnerable to these impacts. The ultimate impact of COVID-19 or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in a Fund could be significant and prolonged.

•

Sector Concentration Risk. The SBH Focused Small Value Fund concentrates its investments in a narrow segment of the total market. The fund has 32.9% of net assets invested in the Industrials sector of the stock market. Because of this, the Fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments.

•

Sector Weightings Risk. To the extent that a Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, a Fund may face more risks than if it were diversified broadly over numerous sectors.

176	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•

Short Position Risk. A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. A Fund’s losses are potentially unlimited in a short position transaction.

•

Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•

Smaller Companies Risk. A Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments a Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

•

Subsidiary Risk. By investing in the Subsidiary and the Alternative Subsidiary, the DBi Managed Futures Strategy ETF and the Alternatives Strategies Fund, respectively, is indirectly exposed to the risks associated with the Subsidiary’s and the Alternative Subsidiary investments. The derivatives and other investments held by the Subsidiary and the Alternative Subsidiary are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by each Fund. The Subsidiary and the Alternative Subsidiary are each not registered under the 1940 Act, and, unless otherwise noted in the Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of each Fund and/or the Subsidiary or the Alternative Subsidiary to continue to operate as each does currently and could adversely affect each Fund.

•

Tax Risk. The federal income tax treatment of the DBi Managed Futures Strategy ETF’s and the Alternative Strategies Fund’s income from the Subsidiary and the Alternative Subsidiary, respectively, may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other Internal Revenue Service (“IRS”) guidance or authorities that could affect the character, timing of recognition, and/or amount of each Fund’s investment company taxable income and/ or net capital gains and, therefore, the distributions it makes. If a Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, a Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund-level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or the Subsidiary or the Alternative Subsidiary to operate as described in the Prospectus and the Statement of Additional Information (“SAI”) and could adversely affect each Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary or the Alternative Subsidiary. If Cayman Islands law changes such that the Subsidiary or the Alternative Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

•

TBAs and Dollar Rolls Risk. TBA (“to-be-announced”) and dollar roll transactions present special risks to the Alternative Strategies Fund. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. TBAs and other forward settling securities involve leverage because they can provide investment exposure in an amount exceeding the fund’s initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. While dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities with different settlement dates, these transactions do not require the purchase and sale of identical securities so the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.

•

Technology Investment Risk. A Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

Notes to Financial Statements	177

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

•

Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

•

U.S. Government and U.S. Agency Obligations Risk. Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the NAV or performance of a Fund, which will vary with changes in interest rates, the sub-advisor’s performance and other market conditions.

•

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by a manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

Note 13 – Fund Reorganizations

As of the close of business on September 17, 2021, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”): (i) the iMGP Dolan McEniry Corporate Bond Fund (the “Dolan McEniry Corporate Bond Fund”) acquired all of the assets and assumed the liabilities of the iM Dolan McEniry Corporate Bond Fund (the “Predecessor Corporate Bond Fund”), a series of Manager Directed Portfolios (the “Target Trust”); (ii) the iMGP DBi Managed Futures Strategy ETF (the “DBi Managed Futures Strategy ETF”) acquired all of the assets and assumed the liabilities of the iM DBi Managed Futures Strategy ETF (the “Predecessor Managed Futures Strategy ETF”), a series of the Target Trust; and (iii) the iMGP DBi Hedge Strategy ETF (the “DBi Hedge Strategy ETF” and, together with the Dolan McEniry Corporate Bond Fund, the DBi Managed Futures Strategy ETF, the “Acquiring Funds”) acquired all of the assets and assumed the liabilities of the iM DBi Hedge Strategy ETF (the “Predecessor Hedge Strategy ETF” and, together with the Predecessor Corporate Bond Fund and the Predecessor Managed Futures Strategy ETF, the “Predecessor Funds”).

The shareholders of each Predecessor Fund received shares of the corresponding Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of its shares in the Predecessor Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Corporate Bond Fund Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the Dolan McEniry Corporate Bond Fund
Institutional Shares 8,933,022	1	Institutional Shares 8,933,022
Advisor Shares 527,061	1	Investor Shares 527,061

Predecessor Managed Futures Strategy ETF Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the DBi Managed Futures Strategy ETF
2,100,000	1	2,100,000

Predecessor Hedge Strategy ETF Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the DBi Hedge Strategy ETF
625,000	1	625,000

The Reorganization was treated as a tax-free exchange for federal income tax purposes and accordingly, the basis of the assets of the each

Acquiring Fund reflected the historical basis of the assets of the corresponding Predecessor Fund as of the date of the Reorganization.

178	Litman Gregory Funds Trust

Litman Gregory Funds Trust

NOTES TO FINANCIAL STATEMENTS – (Continued)

The net assets and composition of net assets of each Acquiring Fund and the corresponding Predecessor Fund on September 17, 2021, were as follows:

Dolan McEniry Corporate Bond Fund:

	Acquiring Fund	Predecessor Fund	Combined Funds
Paid-in Capital	$—	$100,817,312	$100,817,312
Accumulated Net Investment Income	—	10,703	10,703
Accumulated Net Realized Gain	—	545,090	545,090
Net Unrealized Appreciation	—	1,146,070	1,146,070
Net Assets	—	102,519,175	102,519,175
Cost of Investments	—	101,347,050	101,347,050

DBi Managed Futures Strategy ETF:

	Acquiring Fund	Predecessor Fund	Combined Funds
Paid-in Capital	$—	$55,044,030	$55,044,030
Accumulated Net Investment Loss	—	(458,885)	(458,885)
Accumulated Net Realized Gain	—	3,046,110	3,046,110
Net Unrealized Appreciation	—	826,671	826,671
Net Assets	—	58,457,926	58,457,926
Cost of Investments	—	43,235,129	43,235,129

DBi Hedge Strategy ETF:

	Acquiring Fund	Predecessor Fund	Combined Funds
Paid-in Capital	$—	$17,290,918	$17,290,918
Accumulated Net Investment Loss	—	(208,709)	(208,709)
Accumulated Net Realized Gain	—	3,207,040	3,207,040
Net Unrealized Depreciation	—	(132,560)	(132,560)
Net Assets	—	20,156,689	20,156,689
Cost of Investments	—	16,542,307	16,542,307

Each Predecessor Fund and the corresponding Acquiring Fund had identical investment objectives and substantially similar principal investment strategies and principal risks. For financial reporting purposes, each Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the corresponding Acquiring Fund’s financial statements and financial highlights. For the year ended December 31, 2020, and prior periods, the audit of those financial statements were performed by auditors different from the auditors of this report.

Notes to Financial Statements	179

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Litman Gregory Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, purchased options, securities sold short, forward foreign currency exchange contracts, futures contracts, swaps, and written options of Litman Gregory Funds Trust comprising the funds listed below (the “Funds”) as of December 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
iMGP Global Select Fund (formerly known as iMGP Equity Fund), iMGP International Fund, and iMGP Alternative Strategies Fund*	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021 2020, 2019, and 2018
iMGP High Income Alternatives Fund	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021 2020, 2019 and for the period from September 28, 2018 (commencement of operations) through December 31, 2018
iMGP SBH Focused Small Value Fund	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021 and for the period from July 31, 2020 (commencement of operations) through December 31, 2020
iMGP Oldfield International Value Fund	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For years ended December 31, 2022, 2021 and for the period from November 30, 2020 (commencement of operations) through December 31, 2020
iMGP Dolan McEniry Corporate Bond Fund, iMGP DBi Managed Futures Strategy ETF**, and iMGP DBi Hedge Strategy ETF	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For years ended December 31, 2022 and 2021
iMGP RBA Responsible Global Allocation ETF	For the period from January 31, 2022 (commencement of operations) through December 31, 2022

*	The financial statements and financial highlights for the year ended December 31, 2022 are Consolidated Financial Statements
**	The financial statements referred to above are Consolidated Financial Statements

The iMGP Dolan McEniry Corporate Bond Fund, iMGP DBi Managed Futures Strategy ETF, and iMGP DBi Hedge Strategy ETF financial statements and financial highlights for the periods ended December 31, 2020, and prior, were audited by other auditors whose report dated February 25, 2021, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agents, issuers, agent banks, and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2012.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 3, 2023

180	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holdings Information

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You can find the filings on the Securities and Exchange Commission’s website at http://www.sec.gov. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.imgpfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Review of Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the Trust’s Liquidity Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on June 1, 2022, the Trustees received a report from the Trust’s Chief Liquidity Officer, who serves as chair of the Trust’s Liquidity Committee, addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Liquidity Committee determined, and the Chief Liquidity Officer reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented in August 2018. The Chief Liquidity Officer reported that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Chief Liquidity Officer further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Trust’s prospectuses for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Other Information	181

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

Board Consideration of and Continuation and Renewal of Advisory Agreements for the iMGP Funds (formerly, PartnerSelect Funds)

At an in-person meeting held on December 6, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), considered and approved for an additional one-year term through December 31, 20232 (i) the Unified Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Trust and iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (the “Advisor”) with respect to the iMGP Global Select Fund (formerly, the iMGP Equity Fund) (the “Global Select Fund”), the iMGP International Fund (formerly, the PartnerSelect International Fund) (the “International Fund”), the iMGP SBH Focused Small Value Fund (formerly, the PartnerSelect SBH Focused Small Value Fund) (the “SBH Focused Small Value Fund”); the iMGP Alternative Strategies Fund (formerly, the PartnerSelect Alternative Strategies Fund) (the “Alternative Strategies Fund”), the iMGP High Income Alternatives Fund (formerly, the PartnerSelect High Income Alternatives Fund) (the “High Income Alternatives Fund”), the iMGP Oldfield International Value Fund (formerly, the PartnerSelect Oldfield International Value Fund) (the “Oldfield International Value Fund”), the DBi Managed Futures Strategy ETF (the “Managed Futures ETF”), the DBi Hedge Strategy ETF (the “Hedge Strategy ETF”) and the Dolan McEniry Corporate Bond Fund (the “Corporate Bond Fund”) (each of the Global Select Fund, the International Fund, the SBH Focused Small Value Fund, the Alternative Strategies Fund, the High Income Alternatives Fund, the Oldfield International Value Fund, the Managed Futures ETF, the Hedge Strategy Fund and the Corporate Bond Fund, a “Fund,” and collectively, the “Funds”), and (ii) the investment sub-advisory agreements (the “Investment Sub-Advisory Agreements,” and collectively with the Investment Advisory Agreement, the “Advisory Agreements”) between the Advisor and (a) Nuance Investments, LLC, with respect to the Global Select Fund; (b) each of Harris, Lazard Asset Management LLC, and Polen Capital Management, LLC with respect to the International Fund; (c) Segall Bryant & Hamill, LLC with respect to the SBH Focused Small Value Fund; (d) each of Blackstone Credit Systematic Strategies, LLC (formerly, DCI, LLC), DoubleLine Capital LP, First Pacific Advisors, LLC, Loomis, Sayles & Company, L.P. and Water Island Capital, LLC with respect to the Alternative Strategies Fund; (e) each of Brown Brothers Harriman & Co., Guggenheim Partners Investment Management, LLC and Neuberger Berman Investment Advisers LLC with respect to the High Income Alternatives Fund; (f) Oldfield Partners LLP with respect to the Oldfield International Value Fund; (g) Dynamic Beta investments, LLC (“DBi”) with respect to the Managed Futures ETF; (h) DBi with respect to the Hedge Strategy ETF; and (i) Dolan McEniry Capital Management, LLC with respect to the Corporate Bond Fund (each of the foregoing sub-advisors, a “Sub-Advisor,” and collectively, the “Sub-Advisors”). The Board, including the Independent Trustees, also approved the continuation for an additional one-year term through April 30, 2024 of (i) the Restated Contractual Advisory Fee Waiver Agreement between the Trust, on behalf of the Funds, and the Advisor (the “Fee Waiver Agreement”) and (ii) the Operating Expenses Limitation Agreement between the Trust, on behalf of the Global Select Fund, the High Income Alternatives Fund, the SBH Focused Small Value Fund, the Oldfield International Value and the Corporate Bond Fund, and the Advisor (the “Operating Expenses Limitation Agreements” and collectively with the Fee Wavier Agreement and the Advisory Agreements, the “Agreements”).

Prior to the Meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Funds. The materials provided by the Advisor were extensive, including advisory fee and expense comparisons, performance comparisons, Advisor profitability information, and a summary of compliance programs of the Sub-Advisors. In addition, the Independent Trustees discussed the renewal of the Agreements with representatives of the Advisor and were advised by independent counsel on these and other relevant matters.

The Trustees, including the Independent Trustees, also noted that they had received extensive information about, and presentations from, various members of senior management at the Advisor regarding the Funds throughout the year, including, without limitation, information on and/or discussion of the Funds’ and each Sub-Advisor’s investment results; portfolio composition; portfolio trading practices; shareholder services; advisory fees and expense comparisons; the Advisor’s financial condition and profitability; compliance monitoring by the Advisor; the personnel at the Advisor and the Sub-Advisors providing investment management, compliance and other services to the Funds; and the Advisor’s process for selecting Sub-Advisors for the Funds as well as the Advisor’s ongoing oversight of the Sub-Advisors.

The information provided to the Board at the Meeting, together with the information provided to the Board throughout the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board did not identify any single issue or particular datum point that, in isolation, would be a controlling factor in its decision to approve or renew the Agreements. Rather, the Board considered the total mix of information provided. The following summary describes the key factors considered by the Independent Trustees (as well as the Board).

1.    Nature, extent and quality of services

The Independent Trustees considered the depth and quality of the Advisor’s investment management process, including its sophisticated monitoring and oversight of the Sub-Advisors; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel involved in the day-to-day operations of the Funds; and the overall financial strength and stability of its organization. The Independent Trustees also considered that the Advisor provided personnel to serve as officers of the Trust, including the Trust’s CCO, and that the services of the CCO were provided at a reasonable allocated cost to the Trust. The Independent Trustees discussed the high level of sub-advisor due diligence continually being undertaken by the Advisor. The Independent Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and requests of the Board, as well as the preparation of high quality shareholder communications and the development of targeted marketing

182	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

programs for the Funds. In addition, the Independent Trustees noted that, because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for the shareholders. The Independent Trustees also noted that the members of senior management of the Advisor, including Mr. DeGroot, as well as certain of the Independent Trustees themselves have made significant investments in the Funds.

The Independent Trustees, based on guidance and information provided by the Trust’s CCO, also considered the Advisor’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its adherence to and continual enhancement of those programs; its efforts to keep the Board informed; and its attention dedicated to matters that may involve potential conflicts of interest with a Fund. The Independent Trustees considered the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of the Sub-Advisors’ and other service providers’ compliance operations.

The Independent Trustees then reviewed various materials relating to the Sub-Advisors, including copies of each Investment Sub-Advisory Agreement; copies of the Form ADV for each Sub-Advisor; information on assets of the Funds managed and fees charged by each Sub-Advisor; a summary of the compliance programs of the Sub-Advisors; and an oral report by the CCO on each Sub-Advisor’s commitment to compliance. The Independent Trustees also considered the Advisor’s lengthy and extensive due diligence process for selecting and monitoring each Sub-Advisor and the value of goodwill between the Advisor and each Sub-Advisor.

The Independent Trustees concluded that the nature, overall quality, and extent of the services provided and to be provided by the Advisor and the Sub-Advisors are fully satisfactory.

2.    Investment results

The Independent Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to peer funds and benchmark indices. They also considered information regarding the selection, and discussed the appropriateness, of such peer funds and benchmark indices. The Independent Trustees considered the overall performance of the Funds as well as the performance of each Sub-Advisor within each Fund as compared to each Sub-Advisor’s own comparable mutual fund(s) or private fund(s) (if applicable). The Independent Trustees focused on longer-term performance, which they believe is more important than short, isolated periods for purposes of evaluating each Fund’s success in meeting its investment objective.

In particular, the Independent Trustees relied upon, among other information, the KFS Report. The Independent Trustees noted that KFS, and not the Advisor, selected the peer funds used in the KFS Report and that the Advisor had supplemented the KFS Report with additional performance comparisons.

For the Global Select Fund, the Independent Trustees compared its investment results for its Institutional shares to a number of benchmarks, including (1) the MSCI World Index (the “Global Select Market Benchmark”); (2) the Morningstar Large Blend Category (the “Global Select Morningstar Category”); and (3) the KFS Peer Group for the Global Fund (together with the Global Morningstar Category, the “Global Select Fund Benchmarks”). The Independent Trustees noted that the Global Fund outperformed the Global Select Market Benchmark and the Global Select Fund Benchmarks for the ten-year and fifteen-year periods ended September 30, 2022. The Independent Trustees noted that effective July 29, 2022, the Advisor had removed all but one existing Sub-Advisor and added three Sub-Advisors with expanded flexibility to invest globally. The Independent Trustees also noted that in connection with the Fund’s expanded investment mandate, the Fund’s benchmark had changed from the Russell 3000 Index to the MSCI World Index, and that because of these changes the Fund’s historical performance does not fully reflect its current investment strategies.

For the International Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the MSCI ACWI ex-U.S. Index (the “International Market Benchmark”); (2) the Morningstar Foreign Large Blend Category (the “International Morningstar Category”); and (3) the KFS Peer Group for the International Fund (together with the International Morningstar Category, the “International Fund Benchmarks”). The Independent Trustees noted that the International Fund underperformed the International Market Benchmark and the International Fund Benchmarks for the one-year, three-year, five-year, ten-year and fifteen-year periods ended September 30, 2022.

For the Alternative Strategies Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the 3-month London Interbank Offered Rate (LIBOR) (the “Alternative Strategies Market Benchmark”); (2) the Morningstar Multi-Strategy Category (the “Alternative Strategies Morningstar Category”); and (3) the KFS Peer Group for the Alternative Strategies Fund (together with the Alternative Strategies Morningstar Category, the “Alternative Strategies Fund Benchmarks”). The Independent Trustees noted that the Alternative Strategies Fund outperformed the Alternative Strategies Morningstar Category for the five-year period ended September 30, 2022 and the Alternative Strategies Morningstar Category and Alternative Strategies Fund Benchmarks for the ten-year period ended same date.

For the High Income Alternatives Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Bloomberg U.S. Aggregate Bond Index (the “High Income Alternatives Market Benchmark”); (2) the Morningstar Nontraditional Bond Category (the “High Income Alternatives Morningstar Category”); and (3) the KFS Peer Group for the High Income Alternatives Fund (together with the High Income Alternatives Morningstar Category, the “High Income Alternatives Fund Benchmarks”). The Independent Trustees noted that, with respect to the one-year and three-year periods ended September 30, 2022, the High Income Alternatives Fund outperformed the High Income Alternatives Market Benchmark and the High Income Alternatives Fund Benchmarks.

Other Information	183

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

For the Oldfield International Value Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the MSCI EAFE Value Index (the “Oldfield International Value Market Benchmark”); (2) the Morningstar Foreign Large Value Category (the “Oldfield International Value Morningstar Category”); and (3) the KFS Peer Group for the Oldfield International Value Fund (together with the Oldfield International Value Morningstar Category, the “Oldfield International Value Fund Benchmarks”). The Independent Trustees noted that, with respect to the one-year period ended September 30, 2022, the Oldfield International Value Fund underperformed the Oldfield International Value Market Benchmark and the Oldfield International Value Fund Benchmarks.

For the SBH Focused Small Value Fund, the Independent Trustees compared its investment results for its Institutional shares to (1) the Russell 2000 Value Index (the “SBH Focused Small Value Market Benchmark”); (2) the Morningstar Small Value Category (the “SBH Focused Small Value Morningstar Category”); and (3) the KFS Peer Group for the SBH Focused Small Value Fund (together with the SBH Focused Small Value Morningstar Category, the “SBH Focused Small Value Fund Benchmarks”). The Independent Trustees noted that, with respect to the one-year period ended September 30, 2022, the SBH Focused Small Value Fund underperformed the SBH Focused Small Value Market Benchmark and the SBH Focused Small Value Fund Benchmarks.

For the Dolan McEniry Corporate Bond Fund, the Independent Trustees compared its investment results for its Institutional shares and Investor shares to (1) the Bloomberg U.S. Intermediate Credit Index (the “Dolan McEniry Corporate Bond Market Benchmark”); (2) the Bloomberg U.S. Aggregate Bond Index Category (the “Dolan McEniry Corporate Bond Morningstar Category”); and (3) the KFS Peer Group for the Dolan McEniry Corporate Bond Fund (together with the Dolan McEniry Corporate Bond Morningstar Category, the “Dolan McEniry Corporate Bond Fund Benchmarks”). The Independent Trustees noted that, with respect to the one-year period ended September 30, 2022, the Dolan McEniry Corporate Bond Fund outperformed the Dolan McEniry Corporate Bond Market Benchmark and the Dolan McEniry Corporate Bond Fund Benchmarks. It was noted that for the three-year period the Dolan McEniry Fund slightly underperformed the Dolan McEniry Corporate Bond Market Benchmark and outperformed the Dolan McEniry Corporate Bond Morningstar Category.

For the DBi Managed Futures Strategy ETF, the Independent Trustees compared its investment results for its (1) SG CTA Index (the “DBi Managed Futures Strategy Market ETF Benchmark”); (2) the “DBi Managed Futures Strategy ETF Morningstar Category”); and (3) the KFS Peer Group for the DBi Managed Futures Strategy ETF (together with the DBi Managed Futures Strategy ETF Morningstar Category, the “DBi Managed Futures Strategy ETF Benchmarks”). The Independent Trustees noted that, with respect to the one-year and three-year periods ended September 30, 2022, the DBi Managed Futures Strategy ETF outperformed the DBi Managed Futures Strategy Market ETF Benchmark and the DBi Managed Futures Strategy ETF Benchmarks.

For the DBi Hedge Strategy ETF, the Independent Trustees compared its investment results for its (1) HFRX Equity Hedge Index (the “DBi Hedge Strategy Market ETF Benchmark”); (2) the “DBi Hedge Strategy ETF Morningstar Category”); and (3) the KFS Peer Group for the DBi Hedge Strategy ETF (together with the DBi Hedge Strategy ETF Morningstar Category, the “DBi Hedge Strategy ETF Benchmarks”). The Independent Trustees noted that, with respect to the one-year period ended September 30, 2022, the DBi Hedge Strategy ETF underperformed the DBi Hedge Strategy Market ETF Benchmark and outperformed the DBi Hedge Strategy ETF Benchmarks.

The Independent Trustees noted that the performance of the Sub-Advisors varies over time and noted and acknowledged the Advisor’s detailed monitoring of the Sub-Advisors’ investment results, and interactions with Sub-Advisors, particularly those Sub-Advisors that were experiencing periods of underperformance. The Independent Trustees noted and considered the comments by the Advisor with respect to underperforming Sub-Advisors, discussions at Board meetings throughout the year regarding the potential sources of underperformance and actions taken by the Advisor in response to underperformance by certain Sub-Advisors. The Independent Trustees considered the Advisor’s process for terminating Sub-Advisors and noted the Advisor’s continued willingness to terminate Sub-Advisors if the Advisor determined that the termination would be in the best interest of a Fund and its shareholders. The Independent Trustees also noted and considered the Advisor’s ability to attract and retain “world-class” investment managers to serve as Sub-Advisors to the Funds, as well as the Advisor’s extensive screening process before hiring a Sub-Advisor.

The Trustees noted the difficulty of fairly benchmarking the Funds in terms of performance. Ultimately, the Independent Trustees concluded that they were satisfied with the Funds’ overall performance records and were satisfied with the Advisor’s explanation for the periods of underperformance but will remain attentive to the Advisor’s monitoring of Sub-Advisors experiencing on-going underperformance. The Independent Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure that each Fund adhered to its stated investment objective and strategies, and the performance and services of the Sub-Advisors supported the decision to renew the Advisory Agreements.

3.    Advisory fees and total expenses

The Independent Trustees reviewed the advisory fees and total expenses of each Fund and compared them with the advisory fees and total expenses of funds in the KFS Peer Group for each Fund. The Independent Trustees noted that the KFS Peer Group for each Fund was selected independently by KFS using a selection methodology designed to identify those funds most comparable to each Fund. The Independent Trustees further noted that in selecting the KFS Peer Group for each Fund, KFS considered various screening criteria, including, without limitation, fund type, category as determined by Morningstar, Inc., load/sales charge type, average net assets, and fund attributes. The Independent Trustees also noted that, to the extent possible without affecting KFS’ core peer fund selection methodologies,

184	Litman Gregory Funds Trust

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

KFS had attempted to include funds that are considered by Morningstar to have a manager-of-managers structure in the KFS Peer Group for each Fund. The Independent Trustees then discussed various areas in which the Funds are different from the funds included in the KFS Peer Groups, such as distribution channels and investment strategies or approaches.

The Independent Trustees noted that the components of a fund’s total expense ratio in the KFS Report included non-operating costs, including dividend and interest expense. The Independent Trustees noted that according to the KFS Report, the total expenses of the Global Select Fund were above the average of the Fund’s KFS Peer Group and Morningstar Category. The Independent Trustees further noted that the Fund’s advisory fee was above the average of the Fund’s KFS Peer Group and Morningstar Category.

The Independent Trustees noted that the total expenses of the International Fund were above the average of the Fund’s KFS Peer Group and Morningstar Category. The Independent Trustees further noted that the Fund’s advisory fee was above the average of the Fund’s KFS Peer Group and Morningstar Category.

The Independent Trustees noted that both the total expenses and the advisory fee of the Alternative Strategies Fund were below the average of the Fund’s KFS Peer Group and in line with the Fund’s Morningstar Category.

The Independent Trustees noted that the total expenses of the High Income Alternatives Fund were below the Fund’s KFS Peer Group and slightly above the Fund’s Morningstar Category. The Independent Trustees further noted that the Fund’s advisory fee was below the average of the Fund’s KFS Peer Group and Morningstar Category.

The Independent Trustees noted that the total expenses of the Oldfield International Value Fund were slightly above the average of the Fund’s KFS Peer Group and Morningstar Category. The Independent Trustees further noted that the Fund’s advisory fee was below the average of the Fund’s KFS Peer Group and Morningstar Category.

The Independent Trustees noted that the total expenses of the SBH Focused Small Value Fund were below the average of the Fund’s KFS Peer Group and above the Fund’s Morningstar Category. The Independent Trustees further noted that the Fund’s advisory fee was below the average of the Fund’s KFS Peer Group and Morningstar Category.

The Independent Trustees noted that the total expenses of the Dolan McEniry Corporate Bond Fund were above the average of the Fund’s KFS Peer Group and Morningstar Category. The Independent Trustees further noted that the Fund’s advisory fee was below the average of the Fund’s KFS Peer Group and Morningstar Category.

The Independent Trustees noted that both the total expenses and the advisory fee for the DBi Managed Futures Strategy ETF were slightly above the averages of the Fund’s KFS Peer Group and Morningstar Category.

The Independent Trustees noted that the total expenses for the DBi Hedge Strategy ETF were below the average of the Fund’s KFS Peer Group and Morningstar Category. The Board further noted that the Fund’s advisory fee was above the average of the Fund’s KFS Peer Group and Morningstar Category.

For each Fund with higher than average total expenses, the Independent Trustees reviewed the categories of expenses contributing to the higher expense ratios of those Funds. The Independent Trustees also agreed that the Funds’ use of the manager-of-managers structure is a primary contributor to the relatively higher advisory fees, and noted that the higher advisory fees allow shareholders of the Funds to have access to Sub-Advisors to which they otherwise might not have access and that the higher fees are justified by the long-term performance results of certain Funds and potential performance results for underperforming Funds.

The Independent Trustees also noted the Advisor’s continued willingness to waive fees or reimburse operating expenses to maintain a competitive fee structure for each Fund and to pass through savings from fee breakpoints in any Sub-Advisor’s fee schedule to the applicable Fund’s shareholders. The Independent Trustees further took into account the Fee Waiver Agreement, as most recently amended September 7, 2022. The Independent Trustees further also took into account the Operating Expenses Limitation Agreements with respect to the Dolan McEniry Corporate Bond Fund, Global Select Fund, High Income Alternatives Fund, SBH Focused Small Value Fund and Oldfield International Value Fund, pursuant to which the Advisor has separately agreed to limit those Funds’ operating expenses for the period through April 30, 2024.

The Independent Trustees noted the United States Supreme Court’s guidance in Jones v. Harris Associates on the relevance of comparisons of advisory fees charged by the Advisor to other similarly managed separate accounts such as pension funds or other institutional investors. The Advisor presented to the Independent Trustees the advisory fees the Advisor and its affiliates charge their separately managed accounts and private investment funds (collectively, the “Other Accounts”). The Advisor explained, to the Independent Trustees’ satisfaction, various factors that contribute to the different fee schedules between the Funds and the Other Accounts, including the fact that the products the Advisor and its affiliates offer for the Funds (i.e., concentrated sub-portfolios managed by a selection of Sub-Advisors) and the Other Accounts are significantly different; that the services the Advisor and its affiliates provide for the Funds (i.e., the assembly and monitoring of the Sub-Advisors) are not readily available on the market; that the Other Accounts have much higher minimum investment requirements as compared to those of the Funds; and that certain regulatory compliance obligations and liquidity requirements are only applicable to the Funds and not the Other Accounts.

Other Information	185

Litman Gregory Funds Trust

OTHER INFORMATION – (Unaudited) – (Continued)

The Independent Trustees noted that the sub-advisory fees payable to the Sub-Advisors are separately negotiated with the Advisor and are paid out of the advisory fees the Advisor receives from the Funds. The Independent Trustees also noted that the fees charged by the Sub-Advisors are discounted relative to the fees the Sub-Advisors charge to their own funds and separately managed accounts, and that the Advisor from time to time attempts to renegotiate lower fees with the Sub-Advisors. Given the existence of arm’s-length bargaining between the Advisor and each Sub-Advisor, the Independent Trustees did not engage in an extensive discussion of sub-advisory fees and expenses.

Based on such review, the Independent Trustees concluded that the advisory fees and the total expenses of the Funds are reasonable in relation to the services the Funds receive from the Advisor and the Sub-Advisors.

4.    The Advisor’s financial information

The Independent Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor. The Independent Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Independent Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels.

The Advisor’s Costs and Profitability. The Independent Trustees noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple sub-advisors. The Independent Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the various Sub-Advisors, the general cost of the services provided by the Advisor and the Advisor’s retained portion of the total advisory fee. The Independent Trustees took note of information provided on advisory fees waived by the Advisor, noting that the Advisor had waived substantial advisory fees otherwise payable under the Investment Advisory Agreement over the most recent year, and that the Advisor follows a policy of not charging advisory fees on unallocated cash.

The Independent Trustees also noted that the Advisor to date had not sought recoupment of any advisory fees waived under the Fee Waiver Agreement. The Independent Trustees also considered the Advisor’s continued willingness to invest in staff dedicated to the Funds, including new hires when needed. The Independent Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds and that the Advisor’s expected profits under the Advisory Agreement are in the range of reasonableness for the mutual fund management industry. The Independent Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds.

The Independent Trustees did not engage in an extended analysis of Sub-Advisor profitability given the arm’s-length nature of the bargaining between the Advisor and each Sub-Advisor and the difficulty in interpreting profitability information with respect to each Sub-Advisor due to, among other factors, the use of disparate accounting conventions, disparate ownership structures, and the fact that many Sub-Advisors managed only a portion of each Fund. The Independent Trustees also reviewed information regarding the structure and manner in which the Advisor’s and the Sub-Advisors’ investment professionals are compensated and how the compensation structures are designed to attract and retain high caliber personnel and to promote the long-term performance of the Funds.

Economies of Scale. The Independent Trustees noted that the Advisor has continued to take steps to reduce expenses of the Funds, including agreeing to amendments to the breakpoints in its fee schedules to provide for higher fee waivers, negotiating favorable terms with service providers and providing certain support services to the Funds on a cost-only basis, which represents a sharing of economies of scale. In addition, the Independent Trustees took note of the investments in the Funds made by the Other Accounts, which help reduce costs for the Funds by increasing the asset base of the Funds. The Independent Trustees also took favorable note of the Advisor’s efforts to invest in its advisory organization to ensure strong research, analytic and marketing capabilities.

Ancillary Benefits. The Independent Trustees considered other actual and potential financial benefits to the Advisor, noting that the Advisor does not have any direct affiliates that have a relationship with the Funds. The Independent Trustees are, however, aware that the Advisor’s parent company, iM Global, benefits from having certain Sub-Advisors that are affiliates of that parent company, which could be viewed as providing an indirect benefit to the Advisor and creating a conflict of interest for the Advisor. The consensus of the Independent Trustees is that they would remain attentive to those potential indirect benefits and conflicts of interest.

5.    Conclusions

Based on their review, including their non-exclusive consideration of each of the factors referred to above, the Independent Trustees as well as the Board concluded that the Agreements are fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received or would receive reasonable value in return for the advisory fees and other amounts paid to the Advisor, and that the renewal or approval, as applicable, of the Agreements would be in the best interests of each Fund and its shareholders. Each of the factors discussed above supported such approval.

186	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDEX DEFINITIONS

The ABX Indexes serve as a benchmark of the market for securities backed by home loans issued to borrowers with weak credit. The ABX 2006-2 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the second half of 2006. The ABX 2007-1 AAA is an asset-backed index that tracks AAA-rated bonds issued prior to the first half of 2007.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market.

The BofA Merrill Lynch High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes U.S. treasury securities (non TIPS), government agency bonds, mortgage backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

Bloomberg Barclays U.S. Intermediate Credit Index: is the intermediate component of the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable, corporate and government – related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals, and local authorities.

The CBOE Russell 2000 PutWrite Index (PUTR) is designed to track the performance of a hypothetical strategy that sells a monthly at-the-money (ATM) Russell 2000 Index put option.

The CBOE Russell 2000 Volatility Index (RVX) is a key measure of market expectations of near-term volatility conveyed by Russell 2000® Index (RUT) option prices. The RVX Index measures the market’s expectation of 30-day volatility implicit in the prices of near-term RUT options traded at CBOE.

The CBOE S&P 500 PutWrite Index (ticker symbol PUT) is a benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500 Index (SPX) put options against collateralized cash reserves held in a money market account.

The CBOE S&P 500 2% OTM PutWrite Index (PUTYSM Index) is designed to track the performance of a hypothetical passive investment strategy that collects option premiums from writing a 2% Out-of-the Money (OTM) SPX Put option on a monthly basis and holds a rolling money market account invested in one-month T-bills to cover the liability from the short SPX Put option position.

CDX is a series of credit default swap indexes, used to hedge credit risk or to take a position on a basket of credit entities.

The Citigroup Economic Surprise Indices are objective and quantitative measures of economic news. They are defined as weighted historical standard deviations of data surprises.

FTSE Emerging Markets Index – ETF Tracker. The Index is a market capitalization index, adjusted based on the free-float of potential index constituents, and designed to measure the performance of large-, medium- and small-capitalization companies located in emerging market countries throughout the world.

The FTSE Global All Cap ex U.S. Index is part of a range of indices designed to help U.S. investors benchmark their international investments. The index comprises large, mid and small cap stocks globally excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The HFRI Equity Hedge Index is comprised of managers typically maintaining at least 50%, and in some cases be substantially entirely invested in equities and equity derivatives, both long and short. Strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The HFRI Emerging Markets Index is comprised of strategies according to their regional investment focus only. There is no investment strategy criteria for inclusion in these indices.

The HFRI Event Driven Index: Consists of investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.

The HFRI Event Driven Merger Arbitrage Index: Consists of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

The HFRX Fixed Income – Credit Index is an unmanaged index that includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies.

Index Definitions	187

Litman Gregory Funds Trust

INDEX DEFINITIONS – (Continued)

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

ICE BofAML 0-3 Year U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

ICE BofA Merrill Lynch 1-3 US Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The ICE BofAML U.S. High Yield Cash Pay TR USD Index is an unmanaged index that measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

LIBOR stands for London Interbank Offered Rate. It’s an index that is used to set the cost of various variable-rate loans.

Morningstar Category Averages: Each Morningstar Category Average is representative of funds with similar investment objectives.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All Country World ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI All Country World ex U.S. Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with higher price-to-book ratios and higher forecasted growth values.

The MSCI All Country World ex U.S. Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. It includes companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI China Index captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). With 739 constituents, the index covers about 85% of this China equity universe

The MSCI Emerging Markets ex China Index captures large and mid cap representation across 24 of the 25 Emerging Markets (EM) countries* excluding China. With 681 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, including the United States.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

The SG CTA Index is an index published by Société Générale that is designed to reflect the performance of a pool of Commodity Trading Advisor (CTAs) selected from larger managers that employ systematic managed futures strategies. The index is reconstituted annually.

188	Litman Gregory Funds Trust

Litman Gregory Funds Trust

INDEX DEFINITIONS – (Continued)

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

The SPDR S&P 500 ETF consists of 500 of the largest U.S. companies, and it is one of the most heavily traded securities in the world. It tracks the S&P 500 Index, and fund follows a full replication strategy, holding every stock in the index.

The SPDR Financials Sector Index seeks to provide an effective representation of the financial sector of the S&P 500 Index. The Index includes companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts and mortgage finance.

The Vanguard 500 Index Fund invests in 500 of the largest U.S. companies, which span many different industries and account for about three-fourths of the U.S. stock market’s value. This fund tracks the S&P 500 Index as closely as possible.

VIX is a trademarked ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. Often referred to as the fear index or the fear gauge, it represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Index Definitions	189

LITMAN GREGORY FUNDS TRUST

INDUSTRY TERMS AND DEFINITIONS

1.	Active Share measures the degree of difference between a fund portfolio and its benchmark index.

2.	Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

3.	Alt-A, or Alternative A-paper, is a type of U.S. mortgage that, for various reasons, is considered riskier than A-paper, or “prime”, and less risky than “subprime,” the riskiest category.

4.

The Basel Accords are three sets of banking regulations (Basel I, II and III) set by the Basel Committee on Bank Supervision (BCBS), which provides recommendations on banking regulations in regards to capital risk, market risk and operational risk.

5.	A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

6.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

7.	Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

8.	Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

9.	Business development company (BDC) is an organization that invests in and helps small- and medium-size companies grow in the initial stages of their development.

10.	Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

11.

Cash flow yield (or free cash flow yield) is a financial solvency ratio that compares the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the current share price.

12.	Capex (capital expenditures) are expenditures creating future benefits.

13.

Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

14.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

15.	Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

16.	Conditional pre-payment rate is a loan prepayment rate that is equal to the proportion of the principal of a pool of loans that is assumed to be paid off prematurely in each period.

17.

The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Changes in the CPI are used to assess price changes associated with the cost of living; the CPI is one of the most frequently used statistics for identifying periods of inflation or deflation.

18.	Correlation is a statistical measure of how two securities move in relation to each other.

19.	A coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

20.	Covenants most often relate to terms in a financial contract, such as a loan document or bond issue stating the limits at which the borrower can further lend.

21.

Credit default swaps are swaps designed to transfer the credit exposure of fixed income products between parties. A credit default swap is also referred to as a credit derivative contract, where the purchaser of the swap makes payments up until the maturity date of a contract. Payments are made to the seller of the swap. In return, the seller agrees to pay off a third party debt if this party defaults on the loan.

22.	Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

23.	Diversification is the spreading of risk by putting assets in several categories of investments.

24.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

25.	Drawdown is the peak-to-trough decline during a specific record period of an investment, fund or commodity.

190	Litman Gregory Funds Trust

LITMAN GREGORY FUNDS TRUST

INDUSTRY TERMS AND DEFINITIONS – (Continued)

26.	Dry powder refers to cash reserves kept on hand to cover future obligations or purchase assets, if conditions are favorable.

27.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

28.	Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

29.	EBIT is a company’s earnings before interest and taxes, and measures the profit a company generates from its operations, making it synonymous with “operating profit”.

30.	EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

31.	E-Mini Futures Are an electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

32.

Enterprise value is a measure of a company’s total value, calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

33.

Enterprise value/adjusted target operating profit (or Enterprise Value/adjusted target EBIT) is a financial ratio that compares the total valuation of the company with its profitability, adjusting for various special circumstances.

34.	EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

35.	EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

36.

Floating interest rate, also known as a variable or adjustable rate, refers to any type of debt instrument, such as a loan, bond, mortgage, or credit, that does not have a fixed rate of interest over the life of the instrument.

37.	Forex (FX) is the market in which currencies are traded.

38.	Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

39.

Futures are financial contracts obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

40.

The G20 (or G-20 or Group of Twenty) is an international forum for the governments and central bank governors from 20 major economies. It was founded in 1999 with the aim of studying, reviewing, and promoting high-level discussion of policy issues pertaining to the promotion of international financial stability.

41.	Gross merchandise volume or GMV is a term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

42.

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

43.

Industry cost curve is the standard microeconomic graph that shows how much output suppliers can produce at a given cost per unit. As a strategic tool, the cost curve applies most directly to commodity or near commodity industries, in which buyers get roughly the same value from a product regardless of who produces it.

44.

An interest rate future is a financial derivative (a futures contract) with an interest-bearing instrument as the underlying asset. It is a particular type of interest rate derivative. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.

45.	An interest rate swap is a forward contract in which one stream of future interest payments is exchanged for another based on a specified principal amount.

46.	Internal Rate of Return (IRR) is the discount rate often used in capital budgeting that makes the net present value of all cash flows from a particular project equal to zero.

47.	Inverse floater (or inverse floating rate note) is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate.

48.

Inverse interest-only security is a security that pays a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates), instead of paying a coupon corresponding to the interest payments homeowners (mortgagors) actually make.

Industry Terms and Definitions	191

LITMAN GREGORY FUNDS TRUST

INDUSTRY TERMS AND DEFINITIONS – (Continued)

49.	An Investment Grade bond is a bond with a rating of AAA to BBB; a Below Investment Grade bond is a bond with a rating lower than BBB

50.	A Leveraged Buyout (LBO) is the acquisition of another company using a significant amount of borrowed money to meet the cost of acquisition.

51.	Loss adjusted yields are those that already reflect the impact of assumed economic losses.

52.

Margin of safety is a principle of investing in which an analyst only purchases securities when the market price is below the analyst’s estimation of intrinsic value. It does not guarantee a successful investment.

53.

Market capitalization (or market cap) is the total value of the issued shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. MBA Refinance index is a weekly measurement put together by the Mortgage Bankers Association, a national real estate finance industry association, to predict mortgage activity and loan prepayments based on the number of mortgage refinance applications submitted.

54.

The Merrill Option Volatility Expectations Index (MOVE©) reflects a market estimate of future Treasury bond yield volatility. The MOVE index is a yield curve weighted index of the normalized implied volatility on 1-month Treasury options. The MOVE Index reports the average implied volatility across a wide range of outstanding options on the two-year, five-year, 10-year, and 30-year U.S. Treasury securities.

55.	Net operating profit after tax (NOPAT): A company’s potential cash earnings if its capitalization were unleveraged (that is, if it had no debt).

56.	Normalized earnings are earnings adjusted for cyclical ups and downs of the economy. Also, on the balance sheet, earnings adjusted to remove unusual or one-time influences.

57.	Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

58.

Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

59.	An option premium is the current market price of an option contract. It is thus the income received by the seller (writer) of an option contract to another party.

60.

Out of the money (OTM) is term used to describe a call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset. An out of the money option has no intrinsic value, but only possesses extrinsic or time value.

61.	Pair-wise correlation is the average of the correlations of each managers’ performance with each of the other managers on the fund.

62.

Personal consumption expenditure is the measure of actual and imputed expenditures of households, and includes data pertaining to durable and non-durable goods and services. It is essentially a measure of goods and services targeted towards individuals and consumed by individuals.

63.	Present value is the current worth of a future sum of money or stream of cash flows given a specified rate of return.

64.	Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

65.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

66.	Price to sales (P/S) ratio is a tool for calculating a stock’s valuation relative to other companies, calculated by dividing a stock’s current price by its revenue per share.

67.

Price to tangible book value (PTBV) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

68.	Prime is a classification of borrowers, rates, or holdings in the lending market that are considered to be of high quality.

69.

Principal only securities are a type of fixed-income security where the holder is only entitled to receive regular cash flows that are derived from incoming principal repayments on an underlying loan pool.

192	Litman Gregory Funds Trust

LITMAN GREGORY FUNDS TRUST

INDUSTRY TERMS AND DEFINITIONS – (Continued)

70.	Private market value is the value of a company if each of its parts were independent, publicly traded entities.

71.

Prospective earnings growth ratio (PEG ratio): The projected one-year annual growth rate, determined by taking the consensus forecast of next year’s earnings, less this year’s earnings, and dividing the result by this year’s earnings.

72.

Put writing is a family of options trading strategies that involve the selling of put options to earn premiums. One can either write a covered put or a naked put. Utilizing a combination of covered puts and naked puts, one can also implement the ratio put write, which is a neutral strategy.

73.

Quantitative Easing (QE) is a monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

74.	Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

75.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

76.	Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

77.	Sequential growth is a measure of a company’s short-term financial performance that compares the results achieved in a recent period to those of the period immediately preceding it.

78.

Sharpe ratio is the measure of a fund’s return relative to its risk. The Sharpe ratio uses standard deviation to measure a fund’s risk-adjusted returns. The higher a fund’s Sharpe ratio, the better a fund’s returns have been relative to the risk it has taken on. Because it uses standard deviation, the Sharpe ratio can be used to compare risk-adjusted returns across all fund categories.

79.	Short (or short position) is the sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

80.

Sortino Ratio is a modification of the Sharpe ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative asset returns, called downside deviation.

81.	A sovereign bond is a debt security issued by a national government.

82.

A special situation is a particular circumstance involving a security that would compel investors to trade the security based on the special situation, rather than the underlying fundamentals of the security or some other investment rationale. A spin-off is an example of a special situation.

83.	Spot price is the current price at which a particular security can be bought or sold at a specified time and place.

84.	Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

85.

Subprime refers to the credit quality of particular borrowers, who have weakened credit histories and a greater risk of loan default than prime borrowers. The market for lenders and borrowers of subprime credit includes the business of subprime mortgages, subprime auto loans and subprime credit cards, as well as various securitization products that use subprime debt as collateral.

86.

Swaps, traditionally, are the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

87.

Swaption (swap option): The option to enter into an interest rate swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

88.	Tangible Book Value Per Share – TBVPS is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

89.	Tracking error is the monitoring the performance of a portfolio, usually to analyze the extent to which its price movements conform or deviate from those of a benchmark.

90.

Upside/downside capture is a statistical measure that shows whether a given fund has outperformed—gained more or lost less than--a broad market benchmark during periods of market strength and weakness, and if so, by how much.

91.

Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

92.	Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

Industry Terms and Definitions	193

LITMAN GREGORY FUNDS TRUST

INDUSTRY TERMS AND DEFINITIONS – (Continued)

93.	Yield to Worst is the lowest potential yield that can be received on a callable bond without the issuer actually defaulting.

94.

Z Bonds, or Z Tranches, are the final tranche in a series of mortgage-backed securities, that is the last one to receive payment. Used in some collateralized mortgage obligations (CMO), Z-bonds pay no coupon payments while principal is being paid on earlier bonds.

194	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TAX INFORMATION – (Unaudited)

For the fiscal year ended December 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Global Select Fund	100.00%
International Fund	100.00%
Oldfield International Value Fund	100.00%
SBH Focused Small Value Fund	0.00%
Alternative Strategies Fund	11.40%
High Income Alternatives Fund	3.75%
Dolan McEniry Corporate Bond Fund	0.00%
DBi Managed Futures Strategy ETF	0.00%
DBi Hedge Strategy ETF	0.00%
RBA Responsible Global Allocation ETF	58.63%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022 was as follows:

Global Select Fund	100.00%
International Fund	0.00%
Oldfield International Value Fund	0.00%
SBH Focused Small Value Fund	0.00%
Alternative Strategies Fund	7.50%
High Income Alternatives Fund	3.72%
Dolan McEniry Corporate Bond Fund	0.00%
DBi Managed Futures Strategy ETF	0.00%
DBi Hedge Strategy ETF	0.00%
RBA Responsible Global Allocation ETF	23.01%

Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2022.

Global Select Fund	$38,540,443
International Fund	N/A
Oldfield International Value Fund	N/A
SBH Focused Small Value Fund	N/A
Alternative Strategies Fund	N/A
High Income Alternatives Fund	N/A
Dolan McEniry Corporate Bond Fund	$80,695
DBi Managed Futures Strategy ETF	$22,694,665
DBi Hedge Strategy ETF	N/A
RBA Responsible Global Allocation ETF	N/A

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary dividend distributions for the year ended December 31, 2022, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

Global Select Fund	N/A
International Fund	N/A
Oldfield International Value Fund	N/A
SBH Focused Small Value Fund	N/A
Alternative Strategies Fund	70.49%
High Income Alternatives Fund	N/A
Dolan McEniry Corporate Bond Fund	N/A
DBi Managed Futures Strategy ETF	N/A
DBi Hedge Strategy ETF	N/A
RBA Responsible Global Allocation ETF	N/A

Tax Information	195

Litman Gregory Funds Trust

TAX INFORMATION – (Unaudited) – (Continued)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Global Select Fund	100.00%
International Fund	0.00%
Oldfield International Value Fund	13.79%
SBH Focused Small Value Fund	0.00%
Alternative Strategies Fund	0.00%
High Income Alternatives Fund	7.40%
Dolan McEniry Corporate Bond Fund	0.00%
DBi Managed Futures Strategy ETF	30.97%
DBi Hedge Strategy ETF	0.00%
RBA Responsible Global Allocation ETF	0.00%

For the year ended December 31, 2022, the International Fund and the Oldfield International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from foreign Sourced Income
International Fund	$622,704	$0.039	100.00%
Oldfield International Value Fund	81,898	0.032	100.00%

196	Litman Gregory Funds Trust

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	#of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) since 2014; and Retired Partner, Paul Hastings LLP (law firm), active member from 1999 to 2009.	10	Forward Funds (mutual funds) (4 portfolios) Salient MF Trust (mutual funds) (1 portfolio) Salient Midstream & MLP Fund (closed- end fund) (1 portfolio)
Thomas W. Bird 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1957)	Independent Trustee	Open-ended term; served since May 2021	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for-profit organization) since 1998; Board Member, Sonen Capital LLC(impact asset management firm) 2016-2020.	10	Sonen Capital LLC; One Summit (not-for-profit organization)
Jennifer M. Borggaard 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1969)	Independent Trustee	Open-ended term; served since May 2021	Co-Founder and Partner, AlderBrook Advisors (management consulting) since 2019; Member, Advisory Committee, Polen Capital (investment advisor) since 2018; Senior Vice President, Affiliated Managers Group, Inc. (asset management) 2007-2017.	10	BroadStreet Partners Inc. (insurance); BNY Mellon Charitable Gift Fund; Anchor Capital Advisors LLC (asset management); Boston Financial Management, LLC (asset management)
Jonathan W. DePriest 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1968)	Independent Trustee	Open-ended term; served since May 2021	Consultant (financial services) since 2022; General Counsel, ApplePie Capital, Inc. (franchise financing) 2019-2021; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	10	None
Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	10	None
Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	10	SA Funds – Investment Trust (mutual funds) (10 portfolios)

Trustee and Officer Information	197

Litman Gregory Funds Trust

TRUSTEE AND OFFICER INFORMATION

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	#of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeremy L. DeGroot** 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as a Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Wealth Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Wealth Management, LLC from 2003 to 2008.	10	None
Jeffrey K. Seeley** 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1969)	Trustee and Secretary	Open-ended term; Trustee since May 2021 and Secretary since December 2021	Deputy Chief Executive Officer, U.S. Chief Operating Officer and Head of Distribution, iM Global Partner US, LLC since 2018; Chief Compliance Officer of iM Global US Distributors, LLC since 2019; Head of Distribution Resource Securities from 2017-2018; and Head of Distribution and Sales, BP Capital Fund Advisors from 2015-2017.	10	None
John M. Coughlan 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer from September 2004 to April 2022, and from January 2023 to Present	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, Jason Steuerwalt and Kiko Vallarta, each a portfolio manager at the Advisor, are each an Assistant Secretary of the Trust.

198	Litman Gregory Funds Trust

Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by applicable law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to our employees who need to know that information to provide products and services to you and to the employees of our affiliates. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted or required by applicable law and only as needed for us to provide agreed services to you.

We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Privacy Notice	199

Advisor:

iM Global Partner Fund Management, LLC

1676 N. California Blvd., Suite 500

Walnut Creek, CA 94596

Distributor:

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent:

DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

1-800-960-0188

For Overnight Delivery:

iMGP Funds

C/O DST Asset Manager Solutions, Inc.

330 W. 9th Street

Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-254-8999.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call
1-800-960-0188.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, DST Asset Manager Solutions, Inc., at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call
1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Information:

Fund	Symbol	CUSIP	Fund Number
Global Select Fund	MSEFX	53700T108	305
International Fund	MSILX	53700T207	306
Oldfield International Value Fund	POIVX	53700T843	2966
SBH Focused Small Value Fund	PFSVX	53700T850	2965
Alternative Strategies Fund
Institutional Class	MASFX	53700T801	421
Investor Class	MASNX	53700T884	447
High Income Alternatives Fund	MAHIX	53700T876	1478
Dolan McEniry Corporate Bond Fund
Institutional Class	IDMIX	53700T777	2967
DBi Managed Futures Strategy ETF	DBMF	53700T827	Y7AX
DBi Hedge Strategy ETF	DBEH	53700T835	Y7AW
RBA Responsible Global Allocation ETF	IRBA	53700T793	Y7AZ

Website:

www.imgpfunds.com

(b) Not applicable.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b) No disclosures are required by this Item 2(b).

(c) The registrant has not made any amendments to its code of ethics during the period covered by this report.

(d) The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(e) Not applicable.

(f) The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees (the “board”) has determined that the registrant has a member serving on its audit committee that possesses the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2) Harold M. Shefrin, the Chairman of the board’s audit committee, is the “audit committee financial expert” and Mr. Shefrin has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The firm of Cohen & Company, Ltd. (“Cohen”) serves as the independent registered public accounting firm for the registrant and has been engaged to perform audit services, audit-related services, tax services and other services to the registrant.

(a) Audit Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements or services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements were $260,500 and $239,225, respectively.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed for assurance and related services rendered by Cohen that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

(c) Tax Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed for tax compliance, tax advice, and tax planning services, consisting of review of federal tax forms, preparation of tax returns and review of excise dividend calculations, rendered by Cohen were $53,500 and $44,600, respectively.

(d) All Other Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate fees billed by Cohen for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively, consisting of costs associated with the pricing of certain debt instruments and credit default swaps held by a series of the registrant.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2022 and December 31, 2021, the aggregate non-audit fees billed by Cohen for services rendered to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc. — not sub-adviser) were $5,000 (registrant) and $4,200 (registrant), respectively, consisting of review of the registrant’s semi-annual shareholder report.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The registrant’s audit committee members are Harold M. Shefrin, Julie Allecta and Jonathan W. DePriest.

(b) Not applicable.

Item 6. Investments.

(a) The complete Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item 10.

Item 11. Controls and Procedures.

(a) The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported timely and made known to them by others within the registrant and by the registrant’s service provider.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable because the Code of Ethics is provided free of charge, upon request, as described in Item 2 of this Form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

(a)(3) Not applicable to open-end investment companies.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date:    March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy L. DeGroot
Jeremy L. DeGroot
President and Chief Executive Officer

Date:    March 3, 2023

By:	/s/ John M. Coughlan
John M. Coughlan
Treasurer and Principal Financial Officer

Date:    March 3, 2023